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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

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Filed by a Party other than the Registrant ☐
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Section 240.14A-12
Micros-to-Mainframes, Inc.
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MICROS-TO-MAINFRAMES, INC.
614 Corporate Way
Valley Cottage, New York 10989

                                           , 2004

Dear Fellow Shareholders:

        You are cordially invited to attend a special meeting of the shareholders of Micros-to-Mainframes, Inc. to be held on                            , 2004, at             a.m., local time, at                        , located at                        .

        At this special meeting, you will be asked to consider and approve the following proposals:

        1.     A transaction in which we will issue and sell to Pequot Private Equity Fund III, L.P., a Delaware limited partnership, and Pequot Offshore Private Equity Partners III, L.P., a Cayman Islands limited partnership (collectively, "Pequot"), an aggregate of up to $25 million of our Series A Convertible Preferred Stock, together with warrants to purchase additional shares of our common stock;

        2.     Adopt amendments to our certificate of incorporation with respect to our authorized capitalization to the effect of:

    •
    increasing the authorized number of shares of our common stock to 80 million;

    •
    authorizing the Series A Preferred Stock;

    •
    authorizing a series of "blank check" preferred stock;

        3.     Adopt amendments to ur certificate of incorporation with resepct to corporate governance matters to the effects of:

    •
    changing our corporate name to "MTM Technologies, Inc.;"

    •
    revising the language relating to a provision limiting the personal liability of our directors to us and our shareholders for breaches of their duties;

    •
    recognizing our right to indemnify our directors, officers and other corporate personnel;

    •
    permitting our shareholders to act by less than unanimous written consent; and

    •
    permitting adoption of plans of merger and/or consolidation, and approval of our dissolution and/or the disposition of all or substantially all of our assets, by majority vote of our shareholders; and

        4.     The adoption of our 2004 Equity Incentive Plan, a portion of the shares available under such plan to be subject to options to be granted to new executive officers to be retained as a condition to consummating the Pequot transaction.

        The Pequot investment will be in the form of purchases of Series A Preferred Stock and warrants in tranches. The issuances and sales in the second and later tranches, at an aggregate purchase price of up to $18 million, is solely to be at Pequot's option. The Series A Preferred Stock sold in the first tranche will be designated as Series A-1 Preferred Stock; the Series A Preferred Stock that may be sold in the second tranche will be designated as Series A-2 Preferred Stock; and the Series A Preferred Stock that may be sold in the third and later tranches will be designated as Series A-3 Preferred Stock. The intended purpose of the financing is to provide us with funds to support future acquisitions as part of a consolidation strategy for the information technology (IT) services and consulting sector and for working capital. As a condition to consummating the Pequot transaction, our board of directors will be expanded.

        A condition to the consummation of the Pequot transaction is that we enter into agreements with Pequot, Howard A. Pavony, our chief executive officer and president, and Steven H. Rothman, our chairman of the board and chief financial officer, which will result in payments from us to Messrs. Pavony and Rothman totaling $1.5 million, or $750,000 each.

        Consummation of the Pequot transaction could result in a change of control of our company.

        Pequot will hold approximately 40.8% of the voting power of our outstanding securities immediately following the initial closing of the Pequot transaction, and 65.8% of the voting power if it purchases all of the Series A Preferred Stock which Pequot has the right to purchase. In addition, Pequot would hold 69.5% of the voting power if it exercises all of the warrants it is entitled to receive in the Pequot transaction, before giving any effect to issuances of additional shares of common stock upon the exercise of options to be granted to the new executive officers in connection with the Pequot transaction or any other possible stock issuances. Pequot also may receive additional shares of Series A Preferred Stock, if we elect to pay dividends on the outstanding Series A Preferred Stock in the form of such additional Series A Preferred Stock in lieu of paying cash dividends for the first two years in which dividends are payable.

        Two directors, who own in the aggregate approximately 33.2% of our currently outstanding common stock, have agreed to vote in favor of the Pequot transaction and the other matters scheduled to be acted upon at the special meeting.

        The Pequot transaction is conditioned upon, among other matters, the amendments of our certificate of incorporation as proposed to be adopted by our shareholders at the special meeting.

        Our board of directors formed a special committee, consisting of our independent directors, to review the terms of the Pequot transaction and consider the recommendation of the Pequot transaction to you, our shareholders. The special committee engaged the investment banking firm of Kaufman Bros., L.P. to advise it with respect to the Pequot transaction and to issue an opinion as to the fairness, from a financial point of view, to our public shareholders of the consideration to be paid by Pequot in making the Pequot investment. The special committee also consulted Benefits Partners, Inc., a firm specializing in advising clients on executive compensation and benefit issues, with respect to the fairness and reasonableness of the $1.5 million to be paid to our two executive officers as part of the Pequot transaction. The special committee and our entire board of directors have determined that the terms of the Pequot investment and the entire Pequot transaction are fair to our company and shareholders. Our board of directors has approved the issuance and sale of the Series A Preferred Stock and warrants and other matters relating to the Pequot transaction, as well as the amendments of our certificate of incorporation and 2004 Equity Incentive Plan, and recommends that you vote FOR each of the proposals to be considered at the special meeting.

        The enclosed Notice of Special Meeting of Shareholders and proxy statement contain details concerning the Pequot transaction, amendments of our certificate of incorporation and 2004 Equity Incentive Plan. We urge you to read and consider these documents carefully. Whether or not you are able to attend the special meeting, it is important that your shares be represented and voted. Accordingly, be sure to complete, sign and date the enclosed proxy card and mail it in the envelope provided as soon as possible so that your shares may be represented at the special meeting and voted in accordance with your wishes.

        If you attend the special meeting, you may vote in person, even if you previously returned your proxy card. If your shares are held in the name of a bank, brokerage firm or other nominee, please contact the party responsible for your account and direct him or her to vote your shares on the enclosed proxy card. Your vote is important regardless of the number of shares you own.

        On behalf of our board of directors and all employees, thank you for your continued support of Micros-to-Mainframes, Inc.

                      Very truly yours,

                      Howard A. Pavony
                      Chief Executive Officer and President

                      Steven H. Rothman
                      Chairman of the Board and Chief Financial Officer

2

MICROS-TO-MAINFRAMES, INC.
614 Corporate Way
Valley Cottage, New York 10989

Notice of Special Meeting

To the Shareholders of
Micros-to-Mainframes, Inc.:

        NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the "Special Meeting") of Micros-to-Mainframes, Inc., a New York corporation (the "Company"), will be held on            day,                             , 2004 at the                        , located at                        , commencing at    :        .m., local time, for the following purposes:

        1.     To consider and act upon a proposal to approve a transaction (the "Pequot transaction") in which the Company will issue and sell to Pequot Private Equity Fund III, L.P., a Delaware limited partnership, and Pequot Offshore Private Equity Partners III, L.P., a Cayman Islands limited partnership (collectively, "Pequot"), for aggregate consideration of up to $25 million, shares of the Series A Convertible Preferred Stock (the "Series A Preferred Stock") of the Company convertible into an aggregate of up to 9,101,968 shares of the common stock, par value $.001 per share (the Common Stock"), of the Company, together with warrants to purchase up to an additional 1,669,230 shares of Common Stock at exercise prices ranging from $2.46 up to $6.25 per share of Common Stock;

        2.     To consider and act upon a proposal to amend the Certificate of Incorporation of the Company with respect to the authorized capital of the Company to the effect of:

    •
    increasing the authorized number of shares of Common Stock to 80 million;

    •
    authorizing the Series A Preferred Stock;

    •
    authorizing a series of "blank check" preferred stock;

        3.     To consider and act upon a proposal to amend the Certificate of Incorporation of the Company with respect to corporate governance matters to the effect of:

    •
    changing the Company's corporate name to "MTM Technologies, Inc.;"

    •
    revising the language relating to a provision limiting the personal liability of the Company's directors to the Company and its shareholders for breaches of their duties;

    •
    recognizing the Company's right to indemnify the Company's directors, officers and other corporate personnel;

    •
    permitting our shareholders to act by less than unanimous written consent; and

    •
    permitting adoption of plans of merger and/or consolidation, and/or approval of the dissolution of the Company and/or the disposition of all or substantially all of the assets of the Company, by majority vote of the shareholders of the Company;

        4.     To consider and act upon a proposal to adopt the 2004 Equity Incentive Plan of the Company, a portion of the shares available under such plan to be subject to options to be granted to new executive officers to be retained as a condition to consummating the Pequot transaction; and

        5.     To transact such other business as may properly come before the Special Meeting or any adjournment or adjournments thereof.

        A condition to consummating the Pequot transaction is that the Company shall enter into agreements with Pequot, Howard A. Pavony, the Company's chief executive officer and president, and Steven H. Rothman, the Company's chairman of the board and chief financial officer, which will result in payments from us to Messrs. Pavony and Rothman totaling $1.5 million, or $750,000 each.

        Only shareholders of record as of the close of business on                            , 2004 are entitled to vote at the Special Meeting. A list of shareholders entitled to vote at the Special Meeting will be available at the Special Meeting for examination by any shareholder.

        The foregoing matters are more fully described in the proxy statement accompanying this Notice, to which your attention is directed.

                      By Order of the Board of Directors,

                      Steven H. Rothman, Secretary

Valley Cottage, New York
                            , 2004

Each shareholder is urged to complete, date, sign and return the accompanying proxy card to assure that the shareholder's vote will be counted.

2

MICROS-TO-MAINFRAMES, INC.
614 Corporate Way
Valley Cottage, New York 10989

PROXY STATEMENT

TABLE OF CONTENTS

i

Opinion of Our Financial Advisor	24
Calculation of Consideration Paid by Pequot	27
Analysis of Selected Comparable Acquisition Transactions	29
Comparable Transaction Analysis	31
Analysis of Selected Publicly Traded Companies	31
Discounted Cash Flow Analysis	32
Analysis of Selected Comparable Investment Transactions	34
Compensation	35
Benefit Partners Opinion	35
Certain Risks Associated with the Pequot Transaction	38
Interests of Certain Persons in the Pequot Transaction	40
Information about Pequot	40
Transaction Documents	41
Terms of the Pequot Purchase Agreement	41
Representations and Warranties	42
Conditions to Purchase	43
Conditions to Sale	45
Covenants	46
Affirmative Covenants Effective Upon Execution	46
Post-Closing Covenants	47
Pre-Closing Covenants	47
Indemnification	47
Survival of Representations and Warranties	47
Expenses	47
Confidentiality	48
Termination	48
Break-Up Fees	48
Terms of the Series A Preferred Stock	48
Rank	48
Dividend Rights	48
Liquidation Rights	49
Voting and Approval Rights	50
Conversion	50
Preemptive Rights	51
Certain New Provisions to Our Certificate of Incorporation	51
Terms of the Warrants	51
Terms of the Registration Rights Agreement	52
Terms of the Shareholders' Agreement	53
New Employment Agreements for Howard A. Pavony and Steven H. Rothman	54
Employment of a New Chief Executive Officer	56
Amended and Restated Bylaws	58
Finder's Fee	59
Unaudited Pro Forma Consolidated Financial Information	59
Common Stock Following Completion of the Pequot Transaction	66
Accounting Treatment	67
Series A Preferred Stock	67
Warrants and Rights	67
New Executive Employment Agreements	67
Shareholders' Agreement	67
Shareholder Approval	67
Director and Executive Officer Information	68

Directors	68
Executive Officers	70
Committees of our Board of Directors	70
Meetings of Our Board of Directors and its Committees	71
Director Fees	71
Audit Committee Charter	71
Executive Compensation	72
Option Grants In Last Fiscal Year	72
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values	72
Performance Graph	73
Stock Plans	74
Compliance with 16(a) of the Exchange Act	75
PROPOSAL NUMBER 2
ADOPTION OF AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION WITH RESPECT TO OUR AUTHORIZED CAPITALIZATION	76
Overview	76
Increase in Our Authorized Common Stock	77
Creation of the Series A Preferred Stock	79
Authorization of Serial Preferred Stock	80
Interest of Our Management in the Proposal	82
Vote Required	82
Recommendation of Our Board of Directors	82
PROPOSAL NUMBER 3
ADOPTION OF AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION CONCERNING CORPORATE GOVERNANCE	82
Overview	83
Change in Our Corporate Name	83
Limitation of Director Liability	83
Indemnification of Directors, Officers and Others	84
Authorization for Shareholder Action by Written Consent	85
Approvals of Mergers, Consolidations, Dissolutions and Sales of Assets	86
Interest of Our Management in the Proposal	86
Vote Required	87
Recommendation of Our Board of Directors	87
PROPOSAL NUMBER 4
APPROVAL OF OUR 2004 EQUITY INCENTIVE PLAN	87
Plan Summary	87
Purposes	87
Shares Available for Issuance	87
Administration	88
Eligibility	88
Types of Awards	88
Amendment of the 2004 Plan	90
Termination of the 2004 Plan	90
Administrator's Right to Modify Benefits	90
Change in Control	90
Reusage	91
Termination of Options	91
Federal Income Tax Consequences	91

Registration and Effect of Stock Issuance	93
Miscellaneous	93
Vote Required	93
Recommendation of Our Board of Directors	94
OTHER MATTERS	94
EXPENSES OF SOLICITATION	94
SHAREHOLDER PROPOSALS	94
Shareholder Proposals for Inclusion in Next Year's Proxy Statement	94
Other Shareholder Proposals for Presentation at Next Year's Annual Meeting	94
MATERIALS INCORPORATED BY REFERENCE	94
INDEPENDENT ACCOUNTANTS	95

Appendix A—Pequot Purchase Agreement

Appendix B-1—Form of Amendments to Certificate of Incorporation Relating to Authorized Capital

Appendix B-2—Form of Amendments to Certificate of Incorporate Relating to Corporate Governance Matters

Appendix C—Form of Amended and Restated By-laws

Appendix D—Form of Shareholders' Agreement

Appendix E—Form of Registration Rights Agreement

Appendix F—Form of Employment Agreement with Howard A. Pavony

Appendix G—Form of Employment Agreement with Steven H. Rothman

Appendix H—Form of Employment Agreement with Francis J. Alfano

Appendix I—Form of Warrant

Appendix J—Kaufman Bros., L.P. Fairness Opinion

Appendix K- Benefit Partners, Inc. Fairness Opinion

Appendix L—2004 Equity Incentive Plan

INTRODUCTORY COMMENT

        Throughout this proxy statement, the terms "we," "us," "our" and "our company" refer to Micros-to-Mainframes, Inc. and, unless the context indicates otherwise, our subsidiaries on a consolidated basis; "Pequot Fund" refers to Pequot Private Equity Fund III, LLP; "Pequot Partners" refers to Pequot Offshore Private Equity Partners III, L.P.; "Pequot" refers to Pequot Fund, Pequot Partners and their respective assignees of the rights and obligations created under the agreements discussed in this proxy statement; and "you and "your" refers to the individual shareholders of our company.

SUMMARY

        The following is a brief summary of certain information contained elsewhere in this proxy statement. This summary is not intended to be a complete description of the matters covered in this proxy statement and is qualified in its entirety by reference to the more detailed information contained or incorporated by reference in this proxy statement or in the documents attached as appendices to this proxy statement. You are urged to read this proxy statement, including all materials incorporated in this proxy statement by reference, and the appendices to this proxy statement in their entirety for a full understanding of the proposals to be considered for action at the special meeting.

        This proxy statement contains forward-looking statements that involve risks and uncertainties. Actual results could differ materially from those discussed in the forward-looking statements as a result of certain factors. We refer you to the section of this proxy statement entitled "Forward-Looking Statements" for a more complete discussion of the forward-looking statements used in this proxy statement.

The Special Meeting

        A special meeting of the shareholders of Micros-to Mainframes, Inc., a New York corporation, will be held on                            , 2004, commencing at    :        .m., local time, at the                        , located at                        . Only those shareholders of record at the close of business on                             , 2004, the record date for the special meeting, will be entitled to attend and vote at the special meeting.

        You, our shareholders, will be asked to approve the following matters at the special meeting:

1.
A transaction in which we will issue and sell to Pequot an aggregate of up to $25 million of our Series A Convertible Preferred Stock, together with warrants to purchase additional shares of our common stock;

2.
The adoption of amendments to our certificate of incorporation with respect to our authorized capitalization to the effect of:

•
increasing the authorized number of shares of our common stock to 80 million;

•
authorizing the Series A Preferred Stock;

•
authorizing a series of "blank check" preferred stock;

3.
The adoption of amendments to our certificate of incorporation with respect to corporate governance to the effect of:

•
changing our corporate name to "MTM Technologies, Inc.;"

•
revising the language relating to a provision limiting the personal liability of our directors to us and our shareholders for breaches of their duties;

•
recognizing our right to indemnify our directors, officers and other corporate personnel;

•
permitting our shareholders to act by less than unanimous written consent; and

  •
  permitting adoption of plans of merger and/or consolidation, and/or approval of our dissolution and/or disposition of all or substantially all of our assets, by majority vote of our shareholders; and

4.
The adoption of the 2004 Equity Incentive Plan of our company, a portion of the shares available under such plan to be subject to options to be granted to new executive officers to be retained as a condition to consummating the Pequot transaction.

Additional information regarding the special meeting and voting at the special meeting is provided in the section of this proxy statement entitled "General Information."

Proposal Number 1: Approval of the Pequot Transaction

        On January 29, 2004, we entered into a Purchase Agreement with Pequot. The Pequot purchase agreement provides, among other matters, for our issuance and sale to Pequot of up to an aggregate $25 million of our Series A Preferred Stock and warrants to purchase shares of our common stock. The issuance and sale of the Series A Preferred Stock and warrants is contemplated to be made in tranches. The issuance and sale of the Series A Preferred Stock and warrants in the second and later tranches, at an aggregate purchase price of up to $18 million, is solely to be at Pequot's option. The Series A Preferred Stock is convertible into shares of our common stock at effective prices ranging from $2.15 per share of our common stock to up to a maximum of $5.00 per share of our common stock. The exercise prices of the warrants will range from $2.46 per share of our common stock to up to $6.25 per share of our common stock. The Series A Preferred Stock is convertible, at any time, at the option of the holder of the preferred stock. In addition, the Series A Preferred Stock automatically will convert into shares of our common stock, if, at any time following eighteen months from the most recent Series A Preferred Stock closing date, the volume-weighted average closing price of our common stock over the immediately preceding 60 consecutive trading day period exceeds four times (4x) the applicable conversion price for the Series A Preferred Stock in effect at such time. We refer to the issuance and sale of the Series A Preferred Stock and related warrants throughout this proxy statement as the "Pequot investment."

        The Series A Preferred Stock contain voting rights entitling holders to vote on an "as converted" basis. Pequot would receive a total of 3,255,814 shares of our common stock upon conversion of all of the Series A-1 Preferred Stock to be sold and issued in the first tranche, representing approximately 40.8% of the voting power of our then outstanding securities, assuming no other issuances of our common stock from the date of this proxy statement through the date of such conversion. Pequot would receive a total of up to 9,101,968 shares of our common stock upon conversion of all of the Series A Preferred Stock that may be sold pursuant to the Pequot purchase agreement, which, if the maximum number of shares are issued upon such conversion, would represent 65.8% of the voting power of our then outstanding voting securities, again assuming no other issuances of our common stock from the date of this proxy statement through the date of such conversion. In addition, Pequot would receive between 500,000 and 1,669,230 shares of our common stock if all of the warrants that could be sold and issued to Pequot were exercised. We also may issue additional shares of Series A Preferred Stock in lieu of cash dividends on outstanding Series A Preferred Stock for a specified period, as further described in this proxy statement. The issuances of the Series A Preferred Stock, even assuming that the minimum number of Series A Preferred Stock is sold, could be deemed to result in a change in control of our company. The conversion prices of the Series A Preferred Stock are subject to certain anti-dilution protections and both such conversion prices and the exercise prices of the warrants are subject to certain adjustments to reflect stock splits and combinations, recapitalizations, reclassifications, reorganizations, mergers and similar types of corporate actions.

        The intended purpose of the financing is to provide us with funds to support future acquisitions as part of a consolidation strategy for the information technology (IT) services and consulting sector and for working capital. Our board of directors will be expanded as a condition to consummating the Pequot transaction.

        Pequot has the right, exercisable in its sole discretion, to purchase shares of Series A-2 Preferred Stock and related warrants for the period commencing on the closing date of the issuance and sale of the Series A-1 Preferred Stock and ending on the second anniversary of such closing date. In addition, Pequot has the right, exercisable in its sole discretion, to purchase shares of Series A-3 Preferred Stock and related warrants for the period commencing on the closing date of the issuance and sale of the Series A-1 Preferred Stock and ending on the third anniversary of such closing date. Pequot also has the right, exercisable in its sole discretion, to purchase an additional amount of Series A-3 Preferred Stock and related warrants through the third anniversary of the closing date of the issuance and sale of the Series A-1 Preferred Stock, if Pequot has not purchased all of the Series A-2 Preferred Stock and related warrants which Pequot has the right to purchase. The purchase price for such additional Series A-3 Preferred Stock shall be the then applicable purchase price for the Series A-3 Preferred Spock and related warrants and the maximum consideration payable at such applicable purchase price shall be equal to $5.5 million minus the total purchase price paid for the Series A-2 Preferred Stock and related warrants that Pequot has, at that time, already purchased.

        We are required to enter into certain other agreements as a condition to consummating the sale of the Series A-1 Preferred Stock. We will enter into these additional agreements with Pequot, Howard A. Pavony, our chief executive officer and president, and Steven H. Rothman, our chairman of the board and chief financial officer. These additional agreements are a Shareholders' Agreement and separate employment agreements for Messrs. Pavony and Rothman. These additional agreements call for our payments to Messrs. Pavony and Rothman of a total of $1.5 million, or $750,000 each, exclusive of any salaries or bonuses to which they will be entitled to receive under their respective employment agreements. These payments include:

  •
  $300,000 payable to each of the two executive officers as signing bonuses for entering into the new employment agreements and termination of their current agreements pursuant to which Messrs. Pavony and Rothman will cancel rights to receive certain payments upon a change in the control of our company;

  •
  $300,000 payable to each of the two executive officers as consideration for agreeing to certain non-competition prohibitions which would potentially limit the executives' future employment opportunities and compensation; and

  •
  $150,000 payable to each of the two executive officers as consideration for agreeing to certain restrictions on their voting rights and disposition of their respective equity interests in our company, including requirements concerning the election of directors, limitations on the number of securities that may be sold by each of the executive officers during specified time periods, and grants to Pequot of rights of first refusal and co-sale rights.

We refer to the shareholders' agreement and new employment agreements throughout this proxy statement collectively as the "Pavony/Rothman agreements." The transactions contemplated by the Pequot purchase agreement, including the Pequot investment and the execution of the Pavony/Rothman agreements, are collectively referred to throughout this proxy statement as the "Pequot transaction."

        The issuance and sale of the Series A-1 Preferred Stock contemplated by the Pequot purchase agreement and the satisfaction of the various conditions to consummating the Pequot transaction, including the entering into of the Pavony/Rothman agreements and the tendering of the up-front payments due under the Pavony/Rothman agreements, are required to be consummated simultaneously at a closing that we expect to occur within five business days following the approval by our shareholders of the Pequot transaction. Our shareholders are not being asked to approve the Pavony/Rothman agreements at the special meeting. However, consummation of the Pequot investment is conditioned upon our entering into the Pavony/Rothman agreements. Because the execution and implementation of the Pavony/Rothman agreements would have a material effect on us resulting from shareholder approval of the Pequot transaction, we are providing our shareholders with important information concerning, as well as copies of the forms of, the Pavony/Rothman agreements. We strongly recommend that you review such information and read the Pavony/Rothman agreements in full, so that you understand that material impact that will result from shareholder approval of the Pequot transaction.

        Our board of directors formed a special committee, consisting of our independent directors, to review the terms of the Pequot transaction and consider the recommendation of the Pequot transaction to you, our shareholders. The special committee engaged the investment banking firm of Kaufman Bros., L.P. to advise it with respect to the Pequot transaction and to issue an opinion as to the fairness, from a financial point of view, to our public shareholders of the consideration to be paid by Pequot in making the Pequot investment. The special committee also consulted Benefit Partners, Inc., a firm specializing in advising clients on executive compensation and benefit issues, with respect to the payments to be made under the Pavony/Rothman agreements. The special committee and our entire board of directors have determined that the terms of the Pequot transaction are fair to our company and shareholders. Our board of directors has approved the issuance and sale of the Series A Preferred Stock and warrants, and underlying shares of our common stock, as contemplated by the Pequot purchase agreement, as well as the entire Pequot transaction.

Background of the Pequot Transaction

        A description of the events leading to the approval by the special committee and our board of directors of the Pequot transaction, including the Pequot purchase agreement and Pavony/Rothman agreements, is set forth in the subsection of this proxy statement entitled "Proposal Number 1: Approval of the Pequot Transaction—Background of the Transaction."

Kaufman Bros., L.P. Fairness Opinion

        The special committee has received an opinion from Kaufman Bros., L.P. with respect to the fairness, from a financial point of view, to our public shareholders of the consideration to be paid by Pequot in making the Pequot investment. Important information regarding the Kaufman Bros. opinion, including the limitations of such opinion, is set forth in the subsection of this proxy statement entitled "Proposal Number 1: Approval of the Pequot Transaction—Opinion of Our Financial Advisor." In addition, the full text of the Kaufman Bros. opinion is set forth in Appendix J to this proxy statement.

Benefit Partners, Inc. Opinion

        The special committee also has received an opinion from Benefit Partners, Inc. with respect to the fairness of certain of the compensation that we are to pay under the Pavony/Rothman agreements. Important information regarding the Benefit Partners opinion, including the limitations of such opinion, is set forth in the subsection of this proxy statement entitled "Proposal Number 1: Approval of the Pequot Transaction—Benefit Partners Opinion." In addition, the full text of the Benefit Partners opinion is set forth in Appendix K to this proxy statement.

Certain Risks Associated with the Pequot Transaction

        The Pequot transaction involves risks, including, but not limited to, risks relating to:

  •
  our ability to secure adequate capital to fund our growth strategy if the Pequot transaction is not consummated;

  •
  the dilutive effect on the ownership interests and voting rights of existing shareholders;

  •
  the influence of Pequot on our company and board of directors following the consummation of the issuance and sale of the Series A-1 Preferred Stock and warrants as contemplated by the Pequot purchase agreement and the shareholders' agreement;

  •
  the possible deterrence of third party offers to acquire our company;

  •
  the level of financial obligations to Pequot that we will incur by selling and issuing the Series A Preferred Stock and our ability to meet financial covenants we have with our institutional lenders; and

  •
  the impact of the preferential rights we are to grant to the holders of the Series A Preferred Stock in the event of our liquidation.

We provide detailed information regarding these risks in the subsection of this proxy statement entitled "Proposal Number 1: The Pequot Transaction—Certain Risks Associated with the Pequot Transaction."

Interests of Certain Persons in the Pequot Transaction

        Shareholders should be aware that certain persons, including Howard A. Pavony, our chief executive officer and president, and Steven Rothman, our chairman of the board and chief financial officer, have interests in the Pequot transaction that may be in addition to, or different from, the interests of our shareholders in general. Our board or directors and the special committee were aware of these interests and considered them along with the other matters described in this proxy statement in approving the Pequot transaction and determining to recommend the Pequot transaction to our shareholders for approval. You should carefully consider these interests, which are more fully described in the subsection of this proxy statement entitled "Proposal Number 1: Approval of the Pequot Transaction—Interests of Certain Persons in the Pequot Transaction," when determining how you wish to vote on the Pequot transaction at the special meeting.

Pequot Purchase Agreement

        The Series A Preferred Stock in each tranche will be sold and issued to Pequot at various prices, depending on the tranche being sold. The Series A Preferred Stock sold in the first tranche, the Series A-1 Preferred Stock, will be sold at a per share purchase price of $2.15, without giving any value to the warrants being issued and sold with such preferred stock; the Series A Preferred Stock sold in the second tranche, the Series A-2 Preferred Stock, will be sold at a per share purchase price of $2.75, without giving any value to the warrants being issued and sold with such preferred stock; and the Series A Preferred Stock sold in the third and later tranches, the Series A-3 Preferred Stock, will be sold at a per share purchase price equal to the lesser of (x) $5.00 and (y) 75% of the market price of our common stock, without giving any value to the warrants being issued and sold with such preferred stock; provided that, in no event shall the purchase price for the Series A-3 Preferred Stock be less than an effective price of $3.25 per share. The market price of our common stock, for the purposes of determining the purchase price of the Series A-3 Preferred Stock, shall be equal to average of the daily volume-weighted average prices of our common stock for the twenty consecutive trading days ending on the trading day immediately preceding the date of sale of such subseries of Series A-3 Preferred Stock. All purchase prices for the Series A Preferred Stock are subject to anti-dilution protection.

        The issuance and sale of the Series A Preferred Stock, warrants and the consummation of the other transactions contemplated by the Pequot purchase agreement are subject to several closing conditions, including:

  •
  the approval by our shareholders of the Pequot transaction at the special meeting;

  •
  the closing of the transactions under the Pavony/Rothman agreements, as described more fully in the subsection of this proxy statement entitled "Proposal Number 1: Approval of the Pequot

    Transaction—New Employment Agreements for Howard A. Pavony and Steven H. Rothman," and "—Terms of the Shareholders' Agreement;"

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  our taking of all action necessary to effect the appointment of new directors as required in the shareholders' agreement;

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  our taking of all action necessary to effect the appointment of new directors and executive officers, as provided in the Pequot purchase agreement and the shareholders' agreement;

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  shareholder adoption of the amendments to our certificate of incorporation, as described in "Proposal Number 2: Adoption of Amendments to Our Certificate of Incorporation with Respect to Our Authorized Capitalization" and "Proposal Number 3: Adoption of Amendments to Our Certificate of Incorporation with Respect to Corporate Governance;"

  •
  no occurrence of a "material adverse change" involving our company; and

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  with respect to the closing of the issuance and sale of the Series A-1 Preferred Stock, collection of certain receivables and our restructuring, renewal or substitution of one of our financing facilities.

We are required to pay Pequot a fee of $150,000 if we are unable to consummate the Pequot transaction due to a determination by our board of directors that consummation of such transaction conflicts with the board's fiduciary duties under applicable law, we cause a breach that results in Pequot terminating the Pequot purchase agreement or our shareholders fail to approve the Pequot transaction. Pequot is required to pay us a fee of $150,000 if Pequot does not consummate its purchase of the Series A-1 Preferred Stock and related warrants for any reason other than our failure to comply with our obligations or to satisfy the conditions to Pequot's closing obligations.

        A more complete description of the terms of the Pequot purchase agreement is set forth in the subsection of this proxy statement entitled "Proposal Number 1: Approval of the Pequot Transaction—Terms of the Pequot Purchase Agreement." The full text of the Pequot purchase agreement is set forth in Appendix A to this proxy statement.

Series A Preferred Stock

        Each class of Series A Preferred Stock will bear a cumulative annual dividend of 6%, payable semi-annually, on the purchase price of such preferred stock, without giving any value to the warrants being issued and sold with such preferred stock. No dividends shall accrue or be payable on any of the Series A Preferred Stock for the first two years following the original issuance and sale of the Series A-1 Preferred Stock. Dividends can be paid, at our sole discretion, in cash or in-kind during the period commencing on the second anniversary and terminating on the fourth anniversary of the original issuance and sale of the Series A-1 Preferred Stock. Dividends will be payable only in cash following the fourth anniversary of the original issuance and sale of the Series A-1 Preferred Stock.

        Holders of the Series A Preferred Stock shall be entitled to vote together with all other classes and series of our voting stock on all actions to be taken by our shareholders. The number of votes each share of Series A Preferred Stock shall be entitled to will be equal to the number of shares of our common stock which the Series A Preferred Stock is convertible into at the applicable conversion prices in effect on the record date for the meeting at which the votes are to be cast. In addition, we may not take specified actions without obtaining the written consent of the holders of a majority of the outstanding Series A Preferred Stock as long as 30% of the Series A Preferred Stock originally issued remains outstanding.

        Holders of the Series A Preferred Stock are entitled to receive, out of our assets available for shareholder distributions and prior to distributions to any series of preferred stock, other than Series A Preferred Stock, and our common stock, an amount equal to the applicable purchase prices plus any accrued but unpaid dividends thereon, upon any liquidation, dissolution or winding up of our company.

        The Series A Preferred Stock is convertible into shares of our common stock at any time at the election of the individual holders of the Series A Preferred Stock, initially at a ratio of one share of our common stock for every share of Series A Preferred Stock so converted. The Series A Preferred Stock automatically will convert into shares of our common stock, if, at any time following eighteen months from the most recent Series A Preferred Stock closing date, the volume-weighted average closing price of our common stock over the immediately preceding 60 consecutive trading day period exceeds four times (4x) the applicable conversion price for the Series A Preferred Stock in effect at such time.

        A more complete description of dividend, voting, liquidation and conversion rights of the holders of the Series A Preferred Stock is set forth in the subsection of this proxy statement entitled "Proposal Number 1: Approval of the Pequot Transaction—Terms of the Series A Preferred Stock."

Warrants

        Warrants issued in connection with the issuance and sale of any Series A Preferred Stock shall be exercisable at any time before the fourth anniversary of the issuance and sale of such Series A Preferred Stock and related warrants. We will issue 500,000 warrants upon the issuance and sale of the Series A-1 Preferred Stock; additional warrants equal in number to 20% of the quotient resulting from dividing the aggregate purchase price paid by Pequot in acquiring the Series A-2 Preferred Stock by the assumed purchase price per share of the preferred stock sold in such tranche (i.e., $2.75); and additional warrants equal in number to 20% of the quotient resulting from dividing the aggregate purchase price paid by Pequot in acquiring the subseries of Series A-3 Preferred Stock by the assumed per share purchase price of the Series A-3 Preferred Stock sold in such subseries. Each warrant is exercisable to purchase one share of our common stock at $2.46 per warrant, with respect to the warrants issued in connection with the sale of the Series A-1 Preferred Stock; $3.44 per warrant, with respect to the warrants issued in connection with the sale of the Series A-2 Preferred Stock; and 125% of the assumed per share purchase price of the Series A-3 Preferred Stock, with respect to the warrants issued in connection with the sale of the subseries of Series A-3 Preferred Stock.

Shareholders' Agreement

        We will enter into a shareholders' agreement with Pequot, Howard P. Pavony, our chief executive officer and president, and Steven J. Rothman, our chairman of the board and chief financial officer, at the closing of the sale of the Series A-1 Preferred Stock. The shareholders' agreement provides that Pequot and the two executive officers will vote, or cause to be voted, all of their securities of our company that they own or over which they have voting control so that the number of directors constituting are board of directors will be eleven, consisting of:

  •
  the our new chief executive officer;

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  three directors selected by Pequot and its assignees;

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  Mr. Pavony;

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  Mr. Rothman;

  •
  three "independent" directors (within the meaning of independent as set forth in the Marketplace Rules of The Nasdaq Stock Market or the regulations of the stock exchange upon which our common stock is listed), initially to be selected by our current board of directors and, with respect to each subsequent election of directors, to be selected by the corporate governance and nominating committee of our board of directors, each of whom shall not be affiliates of Pequot;

  •
  two independent directors to be selected by the new chief executive officer and reasonably acceptable to both Pequot and our then current board of directors.

        The voting obligations of Pequot and Messrs. Pavony and Rothman under the shareholders' agreement are subject to the following limitations:

  •
  Pequot shall be obligated to vote their shares to elect Messrs. Pavony and Rothman to our board of directors only as follows: (a) for a period of two years following the issuance and sale of the Series A-1 Preferred Stock, Pequot will vote their shares to elect both Messrs. Pavony and Rothman, provided that such person has not terminated his employment, other than for "good reason," nor been terminated for "cause;" (b) for the period from the second to third anniversaries of the issuance and sale of the Series A-1 Preferred Stock, Pequot will vote its shares to elect either of Messrs. Pavony or Rothman as determined by our then current board of directors, provided that the designated person has not terminated his employment, other than for good reason, nor been terminated for cause, with the person not so elected being granted observer rights for the period, provided that such person has not terminated his employment, other than for good reason, nor been terminated for cause;

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  if Pequot owns less than 75% of the Series A Preferred Stock and/or shares of our common stock issued upon conversion of such Series A Preferred Stock but at least 33 1/3% of such stock, Messrs. Pavony and Rothman are only obligated to vote for two Pequot designees; and, if Pequot owns less than 33 1/3% of such stock, Messrs. Pavony and Rothman are only obligated to vote for one Pequot designee.

  •
  neither Mr. Pavony nor Mr. Rothman shall be obligated to vote their shares (a) to elect directors selected by Pequot if (i) Pequot owns less than 10% of the Series A Purchased Stock originally issued and sold pursuant to the Pequot purchase agreement and (ii) any other shareholders that are introduced to us by Pequot own less than 10% of the securities originally acquired by such shareholders or (b) if either or both of Messrs. Pavony and Rothman individually own less than 10% of the securities owned by such shareholder on the date of the issuance and sale of the Series A-1 Preferred Stock;

  •
  that one of the five independent directors will be the "financial expert" required to be a member of our audit committee in accordance with the Sarbanes-Oxley Act; and

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  to the extent necessary to comply with applicable laws, regulations and listing standards, that directors selected by Pequot will qualify as independent directors.

To the greatest extent permitted by applicable law and stock exchange rules, at least one of the directors designated by Pequot will be entitled to be a member of any committee formed by the board of directors, including our audit, compensation, nominating and corporate governance committees.

        Immediately following the issuance and sale of the Series A-1 Preferred Stock, our board of directors will be constituted in accordance with the shareholders' agreement, and will consist of Francis J. Alfano, who will become our chief executive officer immediately upon the issuance and sale of the Series A-1 Preferred Stock; Messrs. Pavony and Rothman; our current independent directors, William Learner, Albert Nashman and Arnold Wasserman; the three directors designated by Pequot, who we have advised will be Gerald A. Poch, a Managing Director of Pequot Capital Management, Inc., a Managing General Partner of Pequot Fund and a Managing General Partner of Pequot Partners, Richard R. Heitzmann, a Senior Vice President of Pequot Capital Management, Inc., and Amish Jani, a Vice President of Pequot Capital Management, Inc.; and the two independent directors designated by Mr. Alfano and acceptable to Pequot and our current board of directors. Information concerning each of the individuals designated by Pequot to serve on our Board of Directors commencing as of the Series A-1 Preferred Stock closing is set forth in the subsection of this proxy statement entitled "Proposal Number 1: Approval of the Pequot Transaction—Director and Executive Officer Information."

Registration Rights

        We will enter into a Registration Rights Agreement with Pequot, Howard A. Pavony and Steven J. Rothman. The registration rights agreement will require us to file, as soon as possible following the issuance and sale of the Series A-1 Preferred Stock, a registration statement registering for the resale all of the shares of our common stock issuable upon conversion of the Series A Preferred Stock and upon exercise of the Pequot warrants, as well as certain of the shares of our common stock owned by Messrs. Pavony and Rothman. The registration rights agreement also will provide Pequot with specified piggyback registration rights with respect to other offerings of our common stock.

New Employment Agreements for Our Executive Officers

        We shall enter into new employment agreements with each of Howard A. Pavony, our chief executive officer and president, and Steven H. Rothman, our chairman of the board and chief financial officer, upon the issuance and sale, of the Series A-1 Preferred Stock. Each of these new employment agreements is for a term of three years, subject to automatic one-year renewals except with twelve months' prior written notice to the other party of non-renewal, and provide, among other matters, for Mr. Pavony to serve as our president and chief operating officer and Mr. Rothman to serve as our executive vice president at base salaries of $265,000 per year. A more complete description of the terms of these new agreements, along with the terms of the executive officers' current employment agreements, is set forth in the subsection of this proxy statement entitled "Proposal Number 1: Approval of the Pequot Transaction—New Employment Agreements for Howard A. Pavony and Steven H. Rothman."

New Chief Executive Officer

        A condition to consummating the Pequot transaction is that we retain a new chief executive officer, Francis J. Alfano. We have agreed to retain Mr. Alfano pursuant to an employment agreement to become effective upon the issuance and sale of the Series A-1 Preferred Stock. This new employment agreement is for a term of three years, subject to automatic one-year renewals except with twelve months prior written notice to the other party of non-renewal. Mr. Alfano is to receive a base salary of $225,000 per year, increasing to $275,000 per year in the second year of the employment term, if specified goals are attained. Mr. Alfano is to be granted options to purchase an aggregate of 400,000 shares of our common stock at a purchase price equal to the greater of (a) $2.15 and (b) the closing bid price of our common stock on the date on which we issue and sell the Series A-1 Preferred Stock. We are obligated to grant Mr. Alfano another option to purchase up to an additional 100,000 shares of our common stock in the event that the closing bid price of our common stock on the date on which we issue and sell the Series A-1 Preferred Stock exceeds $2.15, the number of shares subject to this additional option to be determined based on the difference between such closing bid price and $2.15. A description of Mr. Alfano's business experience is set forth in the subsection of this proxy statement entitled "Proposal Number 1: Approval of the Pequot Transaction—Director and Executive Officer Information." A more complete description of the terms of the employment agreement for Mr. Alfano is set forth in the subsection of this proxy statement entitled "Proposal Number 1: Approval of the Pequot Transaction—Employment of a New Chief Executive Officer."

Proposal Number 2: Adoption of Amendments to Our Certificate of Incorporation With Respect to Our Authorized Capitalization

        The Pequot purchase agreement requires us to amend our certificate of incorporation. The required amendments to our certificate of incorporation with respect to our authorized capitalization are:

  •
  increasing the number of authorized shares of our common stock to 80 million from 10 million;

  •
  authorizing an aggregate of 14 million shares of Series A Preferred Stock, comprised of 4.2 million shares of Series A-1 Preferred Stock, 2.6 million shares of Series A-2 Preferred Stock and 7.2 million shares of Series A-3 Preferred Stock, and authorize our board of directors to fix the number of shares, designations, relative rights, preferences and limitations of each subseries of Series A-3 Preferred Stock;

  •
  authorizing an additional series of preferred stock, consisting of 6 million shares, and authorize our board of directors to fix the designations, relative rights, preferences and limitations of each series of such newly authorized series of preferred stock;

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  limiting the personal liability of our directors to us and our shareholders for damages for breach of fiduciary duty as a director;

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  specifically permitting us to indemnify our directors;

  •
  permitting our shareholders to act by less than unanimous written consent; and

  •
  authorizing the approval of a plan of merger or consolidation involving our company, disposition of all or substantially all of our assets, and/or dissolution of our company by a majority of the votes of shares entitled to be voted on such plan, disposition and/or dissolution.

        The proposed new provisions to our certificate of incorporation with respect to our authorized capitalization are attached of Appendix B-1 to this proxy statement.

Proposal Number 3: Adoption of Amendments to Our Certificate of Incorporation with Respect to Corporate Governance

        The Pequot purchase agreement also requires us to amend our certificate of incorporation with respect to corporate governance matters. The required amendments to our certificate of incorporation are:

  •
  changing our corporate name to "MTM Technologies, Inc.;"

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  revising the language relating to a provision limiting the personal liability or our directors to us and our shareholders for damages for breach of fiduciary duty as a director;

  •
  specifically permitting us to indemnify our directors;

  •
  permitting our shareholders to act by less than unanimous written consent; and

  •
  authorizing the approval of a plan of merger or consolidation involving our company, disposition of all or substantially all of our assets, and/or dissolution of our company by a majority of the votes of shares entitled to be voted on such plan, disposition and/or dissolution.

        The proposed new provisions to our certificate of incorporation with respect to corporate governance matters are attached as Appendix B-2 to this proxy statement.

Proposal Number 4: Approval of the 2004 Equity Incentive Plan

        Our board of directors has adopted the 2004 Equity Incentive Plan and, under this proposal, we are asking that you, our shareholders, approve the 2004 plan.

        We have reserved a total of 2 million shares of our common stock for issuance under the 2004 plan. The types of awards that may be granted under the 2004 plan include one or more of the following types, either alone or in any combination thereof:

  •
  options, including incentive stock options and non-qualified options;

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  stock appreciation rights;

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  restricted stock;

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  performance grants;

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  stock bonuses; and

  •
  any other type of award deemed by the administrator of the 2004 plan to be consistent with the purposes of the 2004 plan (including, but not limited to, awards of or options or similar rights granted with respect to unbundled stock units or components thereof, and awards to be made to participants who are foreign nationals or are employed or performing services outside the United States).

        Awards under the 2004 plan may be granted to our, and our subsidiaries' officers, employees, consultants and independent contractors. We intend for the 2004 plan to be administrated by our compensation committee. Awards consisting of our common stock may take the form of newly issued shares, treasury shares, re-acquired shares, shares purchased in the open market or any combination of such forms.

        Incentive stock options, which we refer to as "ISOs" in this proxy statement, generally may be granted at an exercise price of not less than the fair market value of shares of our common stock on the date of grant; non-qualified stock options may be granted at an exercise price of not less than 85% of such fair market value; and stock appreciation rights (which may be granted in connection with an option grant or as a separate grant) entitles the grantee to receive a cash or stock payment based upon the yield of our common stock between grant and exercise.

        If any award under the 2004 plan terminates, expires unexercised, or is canceled, the shares of our common stock that would otherwise have been issuable pursuant thereto will be available for issuance pursuant to the grant of new awards. No shares of our common stock have been issued, nor have any awards been granted, under the 2004 plan to the date of this proxy statement. However, we intend to grant options under the 2004 plan to certain new executives we intend to hire upon the issuance and sale of the Series A-1 Preferred Stock, including our new chief executive officer, Francis J. Alfano. The 2004 plan will terminate on February 5, 2014.

        A copy of the 2004 plan is attached as Appendix L to this proxy statement.

Shareholder Approval

        We are seeking shareholder approval of the Pequot transaction to comply with provisions of the Marketplace Rules of The Nasdaq Stock Market, Inc., the stock market on which our common stock is currently listed. This Nasdaq provision requires shareholder approval for transactions, such as the Pequot investment, involving the issuance or potential issuance by a Nasdaq-listed company of securities equal to or exceeding 20% of the outstanding common stock or voting power of the listed company immediately preceding such issuance or where the issuance will result in a change of control of the Nasdaq-listed company at prices below the market price or book value of such common stock. The Nasdaq rules also require shareholder approval if the issuance or potential issuance of a Nasdaq- listed company's securities, such as the Pequot investment, could result in a change in control of the company. Shareholder approval of the Pequot transaction is not required under New York law, nor our certificate of incorporation or bylaws. If the Pequot transaction is not approved by our shareholders, Pequot or we may elect to terminate the Pequot purchase agreement, or we may attempt to renegotiate the terms of the Pequot transaction with Pequot and submit the revised transaction to our shareholders for approval as so renegotiated. If our shareholders fail to approve the Pequot transaction, Pequot will have the right to unilaterally terminate the Pequot purchase agreement and receive a fee of $150,000. If the Pequot purchase agreement is terminated, we expect to continue to pursue our internal growth strategy. However, we do not expect to be able to implement our accelerated growth strategy, which includes acquiring other entities, if satisfactory financing is not available to us.

        We are not asking our shareholders to approve the Pavony/Rothman agreements. Neither the federal securities laws, state laws nor the Marketplace Rules of The Nasdaq Stock Market require shareholder approval of the Pavony/Rothman agreements. However, approval and consummation of the Pequot transaction will result in our entering into the Pavony/Rothman agreements.

        We are seeking shareholder adoption of the amendments to our certificate of incorporation in order to comply with the requirements of New York law. These amendments are required in order for there to be Series A Preferred Stock authorized for issuance to Pequot, that there be sufficient authorized shares of our common stock available for issuance upon conversion of the Series A Preferred Stock and exercise of the warrants to be issued to Pequot in connection with sales of Series A Preferred Stock and to otherwise comply with the conditions required by Pequot. Consequently, if proposal number 1 is approved but proposal number 2 is not approved, we will not be able to consummate the Pequot transaction, and the parties may elect to renegotiate the transaction and submit the revised transaction to our shareholders for approval or Pequot may elect to terminate the Pequot purchase agreement. If proposal numbers 1 and 2 are approved, but proposal number 3 is not approved, Pequot may elect not to proceed with the Pequot transaction and we will be obligated to pay a fee to Pequot due to our failure to obtain such approval. On the other hand, if proposal numbers 2 and/or 3 are approved, we will not file an Amended and Restated Certificate of Incorporation incorporating the amendments so approved unless proposal number 1 is also approved and we believe it is likely that the issuance and sale of the Series A-1 Preferred Stock will be consummated.

        We are seeking shareholder approval of the 2004 plan in accordance with another provision of the Marketplace Rules of The Nasdaq Stock Market. This Nasdaq provision requires shareholder approval of the establishment of a stock option plan pursuant to which stock may be acquired by officers or directors of a Nasdaq-listed company, where the amount of securities which may be issued exceeds the lesser of (a) 1% of the number of shares or voting power of the company's common stock outstanding immediately prior to the establishment of the plan or (b) 25,000 shares. In addition, New York law requires shareholder approval of all plans pursuant to which stock options may be granted to directors, officers or employees of a New York corporation, such as our company. Shareholder approval of the transaction is not required under our certificate of incorporation or bylaws. However, shareholder approval is required under the Internal Revenue Code, if we wish to grant ISOs under the 2004 plan and for the options to qualify under Section 162(m) of the Internal Revenue Code. If the 2004 plan is not approved by our shareholders, we are required to terminate the 2004 plan in order to comply with New York law and to have our common stock remain listed on Nasdaq.

Recommendations of Our Board of Directors

        Our board of directors, as well as the special committee of the board consisting of all of our independent directors, has determined that the Pequot transaction is in the best interests of our company and shareholders, has approved the Pequot purchase agreement, the other agreements and documents ancillary to the Pequot purchase agreement and the transactions contemplated by such agreements, and recommends approval of the Pequot transaction by our shareholders.

        Our board of directors also has adopted the amendments to our certificate of incorporation and the 2004 plan, has determined that the amendments to our certificate of incorporation and the 2004 plan are in the best interests of our company and shareholders and recommends approval of the amendments to our certificate of incorporation and the 2004 plan by our shareholders.

FORWARD-LOOKING STATEMENTS

        Statements contained in this proxy statement include "forward-looking statements" within the meaning of such term in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements involve known and unknown risks, uncertainties and other factors which could cause actual financial or operating results, performances or achievements expressed or implied by such forward-looking statements not to occur or be realized. Forward-looking statements are not guarantees of future performance but, rather, are based on currently available competitive, financial and economic data and management's operating plans and generally are based on our best estimates of future results, performances or achievements, predicated upon current conditions and the most recent results of the companies involved and their respective industries. Forward-looking statements may be identified by the use of forward-looking terminology such as "may," "will," "could," "should," "project," "expect," "believe," "estimate," "anticipate," "intend," "continue," "potential," "opportunity" or similar terms, variations of those terms or the negative of those terms or other variations of those terms or comparable words or expressions. Potential risks and uncertainties include, among other things, such factors as:

  •
  the results our business strategies and future plans of operations,

  •
  whether the Pequot transaction will be consummated, or consummated on the terms set forth in the Pequot purchase agreement,

  •
  our ability to continue to recruit and retain highly skilled scientific, technical, managerial and sales and marketing personnel,

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  our ability to find suitable acquisition candidates, to complete such acquisitions and to successfully integrate acquired businesses,

  •
  general economic conditions in the northeast United States and elsewhere, as well as the economic conditions affecting the industries in which we operate,

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  our ability to raise additional capital, if and as needed,

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  the cost-effectiveness of our product and service development activities,

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  political and regulatory matters affecting the industries in which we operate,

  •
  the market acceptance, revenues and profitability of our current and future products and services,

  •
  the extent that our sales network and marketing programs achieve satisfactory response rates, and

  •
  the other risks detailed in this proxy statement and, from time to time, in our other filings with the Securities and Exchange Commission.

        Readers are urged to carefully review and consider the various disclosures made by us in this proxy statement, our Annual Report on Form 10-K for the year ended March 31, 2003 and our other filings with the SEC. These reports attempt to advise interested parties of the risks and factors that may affect our business, financial condition and results of operations and prospects. The forward-looking statements made in this proxy statement speak only as of the date of this proxy statement and we disclaim any obligation to provide updates, revisions or amendments to any forward-looking statements to reflect changes in our expectations or future events.

GENERAL INFORMATION

        The Special Meeting of Shareholders of Micros-to-Mainframes, Inc., a New York corporation, will be held on                        day,                             , 2004, at                        , located at                        ,                         , commencing at    :        .m., local time, and any adjournments and postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This proxy statement is being furnished in connection with the solicitation of proxies by and on behalf of our board of directors for use at the special meeting, and at any adjournments and postponements of the special meeting. We will bear the entire costs of such solicitation. The approximate date on which this proxy statement and the enclosed proxy card are being first mailed to our shareholders is                             , 2004.

        If the proxy card in the accompanying form is duly executed and returned, the shares represented by such proxy card will be voted as specified, subject to any applicable voting or irrevocable proxy agreements. Any person executing a proxy card may revoke it prior to its use. You are directed to the subsection entitled "Procedure for Voting by Proxy" for further information concerning a shareholder's ability to vote by proxy and to revoke a proxy once given.

        We began mailing this proxy statement on or about                            , 2004 to all of our shareholders as of the record date for the special meeting. We have engaged Georgeson Shareholder Communications, Inc. to assist us in the solicitation of proxies for use at the special meeting. We will pay this third-party solicitor a base fee of $8,000, fees for each telephone solicitation and each vote taken over the telephone and reimbursement of reasonable out-of-pocket expenses. In addition to soliciting by mail, our directors, officers and other employees and employees of the third-party solicitor may solicit proxies in person, or by telephone, facsimile transmission or other means of electronic communication. We also will pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for forwarding proxy materials to beneficial owners and obtaining their voting instructions.

Record Date

        We have established                            , 2004 as the record date for the special meeting. Only holders of record of our voting securities at the close of business on such date will be eligible to vote at the special meeting. Our common stock currently is the only outstanding class of our securities entitled to be voted at the special meeting. A list of shareholders entitled to vote at the special meeting will be available for examination by any shareholder, for any purpose relating to the special meeting, at our executive offices during ordinary business hours for the ten days immediately prior to the special meeting. This list also will be available for examination during the special meeting.

Proposals to be Considered at the Meeting

        You will be asked to consider and vote at the special meeting on the matters listed in the accompanying Notice of Special Meeting of Shareholders and described in this proxy statement.

        We do not expect that any other matter will be brought before the special meeting. If, however, other matters are properly presented, the individuals named on your proxy card will vote on these other matters in accordance with their judgment and to the extent permitted by applicable law.

Vote Required to Approve the Proposals

        Holders of our common stock are entitled to one vote per share on each of the proposals scheduled for vote at the special meeting. We had issued and outstanding 4,723,052 shares of our common stock as of the record date. Accordingly, there are 4,723,052 votes eligible to be cast at the special meeting.

        The Nasdaq rules require that we obtain a majority of the total votes cast in order to obtain approval of the Pequot transaction (proposal number 1). Authorization for the amendments to our certificate of incorporation (proposal numbers 2 and 3) requires the affirmative vote of holders of a majority of our outstanding voting securities. Approval of our 2004 Equity Incentive Plan (proposal number 4) requires the affirmative vote of a majority of the votes actually cast on such matter.

        Abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy card to the brokers, so called "broker non-votes," those votes will not be included in the vote totals for purposes of determining whether proposals have received the requisite number of affirmative votes cast. Therefore, the effect of abstentions and broker non-votes is the same as that of a vote "against" the amendments to our certificate of incorporation (proposal numbers 2 and 3), while abstentions and broker non-votes will have no effect on the vote on all other proposals scheduled for vote at the special meeting. Abstentions and broker non-votes, however, will be counted in the determination of whether a quorum exists for the purposes of transacting business at the special meeting.

        Our directors, director-nominees and executive officers own, or are affiliates of owners, of approximately 33.2% of the voting power entitled to be cast at the special meeting. We anticipate that these directors and executive officers, and their respective affiliates, will cast all of their votes in favor of each of the proposals being considered at the special meeting. Certain of these directors and executive officers, owning 33.2% of the voting power to be cast at the special meeting, have entered into a Voting Agreement pursuant to which they have agreed to vote to approve the Pequot transaction and have granted to one of our independent directors, Arnold J. Wasserman, an irrevocable proxy to vote to approve the Pequot transaction.

Quorum

        We must have a quorum in order to carry on business at the special meeting. Under our bylaws, as amended through the record date, we must have present, in person or by proxy, holders of at least a majority of the entire number of votes entitled to be cast in order for a quorum to exist. Accordingly, we must have present, in person or by proxy, holders owning of record at least 2,361,527 shares of our common stock in order for any business to be conducted at the special meeting. Abstentions and broker non-votes will count for quorum purposes.

Procedure for Voting by Proxy

        A form of proxy card is enclosed for your use. To vote without attending the special meeting in person, you should complete, sign, date and return the proxy card in the accompanying envelope, which is postage-paid if mailed in the United States.

        If you properly fill in your proxy card in the accompanying form and send it to us in time to be voted, your shares will be voted as you have directed on the proxy card. If you sign the proxy card, but do not make specific choices, the individuals named on the proxy card will vote your shares FOR approval of each of the proposals scheduled for vote at the special meeting.

        You can still vote in person at the special meeting, even if you have completed and returned a proxy card. You may revoke your proxy at any time before it is voted by:

  •
  submitting a new proxy card (or other form of proxy) with a later date;

  •
  by voting in person at the special meeting; or

  •
  by filing with our corporate secretary a written revocation of your proxy as set forth on the proxy card.

        Attendance at the special meeting will not of itself constitute revocation of a proxy. You must note your appearance with the inspector(s) of election, tell the inspector(s) that you previously granted a proxy with respect to the special meeting, which you are revoking and request a ballot in order to personally vote at the special meeting.

        If you hold shares through a broker, you should contact your broker to determine the procedures through which you can vote your shares in person.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Our Current Beneficial Owners

        Our common stock is the only class of our voting securities presently outstanding.

        The following table sets forth information with respect to the beneficial ownership of shares of our common stock as of the date of this proxy statement by:

  •
  each person known by us to beneficially own 5% or more of the outstanding shares of our common stock, based on filings with the Securities and Exchange Commission and certain other information,

  •
  each of our "named executive officers" and directors, and

  •
  all of our executive officers and directors as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power. In addition, under SEC rules, a person is deemed to be the beneficial owner of securities which may be acquired by such person upon the exercise of options and warrants or the conversion of convertible securities within 60 days from the date on which beneficial ownership is to be determined.

        The term "named executive officers" is defined in the SEC rules as those executive officers who are required to be listed in the Summary Compensation Table provided in the discussion in this proxy statement concerning proposal number 1.

        Except as otherwise indicated in the notes to the following table,

  •
  we believe that all shares are beneficially owned, and investment and voting power is held by, the persons named as owners, and

  •
  the address for each beneficial owner listed in the table, except where otherwise noted, is c/o Micros-to-Mainframes, Inc. 614 Corporate Way, Valley Cottage, New York 10989.

Name and Address of Shareholder	Amount and Nature of Beneficial Ownership		Percentage of Outstanding Shares
Steven H. Rothman	919,361	(1)	18.9
Howard A. Pavony	914,456	(2)	18.8
Arnold Wasserman(3)	105,500	(4)	2.2
William Lerner(5)	80,500	(6)	1.7
Alvin E. Nashman(7)	75,500	(8)	1.6
All directors and executive officers as a group (five persons)	2,095,317	(9)	39.9

(1)
Includes 134,000 shares of our common stock issuable upon exercise of options granted to Mr. Rothman, which shares are exercisable within the next 60 days. Does not include 1,125 shares of our common stock held by Mr. Rothman's spouse.

(2)
Includes 134,000 shares of our common stock issuable upon exercise of options granted to Mr. Pavony, which shares are exercisable within the next 60 days.

(3)
The address for Mr. Wasserman is 1 Brookwood Drive, West Caldwell, New Jersey 07006.

(4)
Represents 105,500 shares of our common stock issuable upon exercise of options granted to Mr. Wasserman, which shares are exercisable within the next 60 days.

(5)
The address for Mr. Lerner is 423 East Beau Street, Washington, Pennsylvania 15301.

(6)
Represents 80,500 shares of our common stock issuable upon exercise of options granted to Mr. Lerner, which shares are exercisable within the next 60 days.

(7)
The address for Mr. Nashman is 3609 Ridgeway Terrace, Falls Church, Virginia 22044.

(8)
Represents 75,500 shares of our common stock issuable upon exercise of options granted to Mr. Nashman, which shares are exercisable within the next 60 days.

(9)
Includes those shares beneficially owned by our current executives officers and directors, as set forth in notes (1), (2), (4), (6) and (8).

Pro Forma Beneficial Ownership Upon Completion of the Pequot Transaction

        The following table sets forth, on a pro forma basis and based on the assumptions described below, the beneficial ownership of the following persons immediately upon the consummation of the sale of the Series A-1 Preferred Stock in the Pequot transaction and on the fourth anniversary of the sale of the Series A-1 Preferred Stock during which period the issuance and sale of all of the Series A Preferred Stock and related warrants in the Pequot transaction is assumed to have been sold by:

  •
  each person known by us to beneficially own 5% or more of the outstanding shares of our common stock, based on filings with the Securities and Exchange Commission, information provided to us by Pequot and certain other information,

  •
  each individual who will be a director of our company immediately following the consummation of the sale of the Series A-1 Preferred Stock in the Pequot transaction, including new directors Gerald A. Poch, Francis J. Alfano, Amish Jani and Richard R. Heitzmann, who will join our board of directors simultaneously with the consummation of such sale,

  •
  each of our named executive officers and those executive officers that we anticipate we will hire simultaneously with the consummation of the sale of the Series A-1 Preferred Stock in the Pequot transaction and who are named in the subsection to this proxy statement entitled "Proposal Number 1: Approval of the Pequot Transaction—Director and Executive Officer Information," and

  •
  all of the persons known to us who will be our executive officers and/or directors immediately following the consummation of the sale of the Series A-1 Preferred Stock in the Pequot transaction, as a group.

        We have assumed, for purposes of this table only, that

  •
  the Series A-2 Preferred Stock will be sold in its entirety on the second anniversary of the sale of the Series A-1 Preferred Stock,

  •
  the Series A-3 Preferred Stock will be sold in its entirety on the second anniversary of the sale of the Series A-1 Preferred Stock, at a purchase price of $3.25 per share, giving no value to the warrants issued and sold in connection with the sale of the Series A-3 Preferred Stock,

  •
  we will exercise in full our right to issue additional shares of Series A Preferred Stock in lieu of cash dividends for the period ending on the fourth anniversary of the sale of the Series A-1 Preferred Stock, and

  •
  we will issue no other securities, nor grant any options to any person (or person's affiliates) listed in the table.

	Pro Forma After Series A-1 Closing			Pro Forma Fourth Anniversary of Series A-1 Closing
Name of Shareholder	Amount and Nature of Beneficial Ownership		Percentage of Outstanding Shares	Amount and Nature of Beneficial Ownership		Percentage of Outstanding Shares
Steven H. Rothman	919,361	(1)	18.9	919,361	(1)	18.9
Howard A. Pavony	914,456	(2)	18.8	914,456	(2)	18.8
Arnold Wasserman	105,500	(3)	2.2	105,500	(3)	2.2
William Lerner	80,500	(4)	1.7	80,500	(4)	1.7
Alvin E. Nashman	75,500	(5)	1.6	75,500	(5)	1.6
Pequot Capital Management, Inc.(6)	3,755,814	(7)	44.3	11,913,570	(8)	71.6
Francis J. Alfano	66,667	(9)	1.4	400,000	(9)	7.8
Gerald A. Poch	3,755,814	(10)	44.3	11,913,570	(10)	71.6
Amish Jani	0	(11)	0.0	0	(11)	0.0
Richard R. Heitzmann	0	(12)	0.0	0	(12)	0.0
Alan Schwartz	25,000	(13)	0.5	150,000	(13)	3.1
John F. Kohler	12,500	(14)	0.3	75,000	(14)	1.6
All directors and executive officers as a group (eleven persons)	2,199,484	(15)	41.1	2,720,317	(15)	46.3

(1)
Includes 134,000 shares of our common stock issuable upon exercise of options granted to Mr. Rothman, which shares are exercisable within the next 60 days. Does not include 1,125 shares of our common stock held by Mr. Rothman's spouse.

(2)
Includes 134,000 shares of our common stock issuable upon exercise of options granted to Mr. Pavony, which shares are exercisable within the next 60 days.

(3)
Represents 95,500 shares of our common stock issuable upon exercise of options granted to Mr. Wasserman, which shares are exercisable within the next 60 days.

(4)
Represents 70,500 shares of our common stock issuable upon exercise of options granted to Mr. Lerner, which shares are exercisable within the next 60 days.

(5)
Represents 65,500 shares of our common stock issuable upon exercise of options granted to Mr. Nashman, which shares are exercisable within the next 60 days.

(6)
Pequot Capital Management, Inc. is this investment advisor/manager for both Pequot Fund and Pequot Partners and exercises sole investment discretion over the two limited partnerships.

(7)
Represents (a) 3,255,814 shares of our common stock issuable upon conversion of the Series A-1 Preferred Stock and (b) 500,000 shares of our common stock issuable upon exercise of the warrants to be issued in connection with the issuance and sale of the Series A-1 Preferred Stock. Does not include the beneficial ownership of the shares of our common stock issuable upon conversion of the Series A-2 Preferred Stock and Series A-3 Preferred Stock and the exercise of the warrants to be issued in connection with the issuance and sale of the Series A-2 Preferred Stock and Series A-3 Preferred Stock.

(8)
Represents (a) the maximum 10,244,340 shares of our common stock issuable upon conversion of all of the Series A Preferred Stock that may be issued to Pequot pursuant to the Pequot purchase agreement and in lieu of cash dividends and (b) the maximum 1,669,230 shares of our common stock issuable upon exercise of the warrants to be issued in conjunction with the issuance and sale of the Series A Preferred Stock.

(9)
Represents 400,000 shares of our common stock issuable upon exercise of options granted to Mr. Alfano upon his retention by our company, which shares are being assumed, for purposes of this table only, to be exercisable to the extent of 66,667 shares immediately after the Series A-1 Preferred Stock closing and to the extent of 400,000 shares on the fourth anniversary of the Series A-1 Preferred Stock closing date.

(10)
Includes the shares of our common stock beneficially owned by Pequot Capital Management, Inc. (see notes (7) and (8) to this pro forma beneficial ownership table), of which Mr. Poch is a Managing Director. Mr. Poch disclaims beneficial ownership to our common stock beneficially owned by Pequot Capital Management, Inc., except to the extent of his pecuniary interest therein.

(11)
Does not include the shares of our common stock beneficially owned by Pequot Capital Management, Inc. (see notes (7) and (8) to this pro forma beneficial ownership table), of which Mr. Jani is a Vice President. Mr. Jani neither has voting power nor investment power with respect to our common stock beneficially owned by Pequot Capital Management, Inc.

(12)
Does not include the shares of our common stock beneficially owned by Pequot Capital Management, Inc. (see notes (7) and (8) to this pro forma beneficial ownership table), of which Mr. Heitzmann is a Senior Vice President. Mr. Heitzmann neither has voting power nor investment power with respect to our common stock beneficially owned by Pequot Capital Management, Inc.

(13)
Represents 150,000 shares of our common stock issuable upon exercise of options granted to Mr. Schwartz upon his retention by our company, which shares are being assumed, for purposes of this table only, to be exercisable to the extent of 25,000 shares immediately after the Series A-1 Preferred Stock closing and to the extent of 150,000 shares on the fourth anniversary of the Series A-1 Preferred Stock closing date.

(14)
Represents 75,000 shares of our common stock issuable upon exercise of options granted to Mr. Kohler upon his retention by our company, which shares are being assumed, for purposes of this table only, to be exercisable to the extent of 12,500 shares immediately after the Series A-1 Preferred Stock closing and to the extent of 75,000 shares on the fourth anniversary of the Series A-1 Preferred Stock closing date.

(15)
Includes those shares beneficially owned by our current executives officers and directors, as set forth in notes (1), (2), (3), (4), (5), (9), (13) and (14).

PROPOSAL NUMBER 1
APPROVAL OF THE PEQUOT TRANSACTION

        The first proposal to be considered and voted upon at the special meeting is the approval of the Pequot transaction. The Pequot transaction contemplates:

  •
  our initial issuance and sale to Pequot, pursuant to the terms and conditions contained in the Pequot purchase agreement of an aggregate 3,255,814 shares of our Series A-1 Preferred Stock, together with four-year warrants to purchase 500,000 shares of our common stock at an exercise price of $2.46 per share, for an aggregate purchase price of $7 million;

  •
  our agreement to issue and sell to Pequot, at Pequot's option exercisable, in whole or part, at any time and from time to time, through the second anniversary of the sale of the Series A-1 Preferred Stock, pursuant to the terms and conditions contained in the Pequot purchase agreement, up to $5.5 million of securities consisting of shares of our Series A-2 Preferred Stock and four year warrants to purchase shares of our common stock at an exercise price of $3.44 per share, with each $2.75 entitling Pequot to receive one share of Series A-2 Preferred Stock and one-fifth (1/5) of a warrant;

  •
  our agreement to issue and sell to Pequot, at Pequot's option exercisable, in whole or part, at any time and from time to time, through the third anniversary of the sale of the Series A-1 Preferred Stock, pursuant to the terms and conditions contained in the Pequot purchase agreement, up to $12.5 million of securities consisting of shares of our Series A-3 Preferred Stock and four year warrants to purchase shares of our common stock, with these securities to be issued and sold to Pequot in the ratio of five shares of Series A-3 Preferred Stock for every one warrant and with the purchase price of such securities and the exercise price of such warrants to be the determined based on 75% of the arithmetic average of the daily volume-weighted average prices of our common stock over the twenty consecutive trading days ending the trading day immediately prior to the sale of such securities; provided, however, that the purchase price for each one share of Series A-3 Preferred Stock and one-fifth (1/5) of a warrant shall not be less than $3.25 nor greater than $5.00 and the exercise price of such warrants may not be less than $4.0625 nor greater than $6.25; further, provided, however, that, to the extent that Pequot fails to exercise its rights to purchase in full the Series A-2 Preferred Stock and related warrants, Pequot may purchase a like cash amount of Series A-3 Preferred Stock and related warrants;

  •
  our entering into agreements with Pequot, Howard A. Pavony, our current chief executive officer and president, and Steven H. Rothman, our current chairman of the board and chief financial officer, which will result in payments from us to Messrs. Pavony and Rothman totaling $1.5 million, or $750,000 each;

  •
  our hiring Francis J. Alfano to act as our new chief executive officer and hiring additional new management personnel.

        The consummation of the transactions under the Pequot purchase agreement is conditioned upon the entering into the proposed Pavony/Rothman agreements. Thus, such matters constitute a single transaction. Accordingly, shareholders are being asked to vote on the Pequot transaction as a whole, and not on its separate component parts.

Use of Proceeds

        We anticipate that we will use the proceeds from the sale of the Series A Preferred Stock as follows:

  •
  to pay our expenses incurred and to be incurred in connection with the consummation of the Pequot transaction, which we estimate will total approximately $525,000, and up to $75,000 of expenses incurred by Pequot in entering into the Pequot transaction and purchasing the Series A-1 Preferred Stock,

  •
  to pay to Howard A. Pavony, our current chief executive officer and president, and Steven H. Rothman, our current chairman of the board and chief financial officer, a total of $1.5 million, or $750,000 each, in connection with their entering into the Pavony/Rothman agreements as contemplated by the Pequot purchase agreement;

  •
  to support all or a portion of the costs we may incur in connection with acquisitions we may make in the future; and

  •
  for general working capital purposes.

        We currently do not have any agreements, arrangements or understandings with respect to future acquisitions we may make of any other entity or business.

Background of the Pequot Transaction

        Our executive officers and board of directors have, over the past few years, considered a variety of strategic alternatives with the objective of increasing shareholder value over time, given prevailing conditions in the capital markets and general economic environment for firms in the business sectors we service. Although we believe that our company could continue to grow through expansion of our business base, internal reinvestment of our net income and use of our current credit facilities, our executive officers and directors have concluded that attracting new investment for strategic acquisitions would provide us with a better opportunity to accelerate equity appreciation for our shareholders.

        Our executive officers and board of directors investigated and considered various potential financing sources to fund our growth strategy. It was determined that a secondary public equity offering was not likely to be successful due to the size of our company. Our executive officers and directors determined that the type, number and size of acquisitions that we contemplated could not likely be funded solely through an expansion of our existing credit facilities, due to collateral requirements and limitations on debt leverage allowed by senior lenders, among other reasons. It also was determined that a company-led equity private placement to individual investors would not be beneficial in advancing our growth strategy due to the likely limited interests of existing investors in providing additional financing, onerous terms and discounted valuations involved in private placements to outside individual investors and the greater expenses involved in marketing to a number of potential investors. After initial discussions with potential private equity investors, our executive officers and directors determined that a private equity investment could provide the financing we required on terms that would likely offer a better opportunity for our shareholders to realize equity appreciation more quickly.

        In late 2002 and into early 2003, our management approached several private equity firms regarding their interest in providing financing to our company. After a number of meetings between private equity firms and our executive officers, Pequot provided a draft term sheet to our management in August 2003. This was the only written proposal received by our company at such time. We had no pre-existing relationship with Pequot or any of its affiliates prior to August 2003, nor did any of our affiliates, including our two executive officers, Howard A. Pavony and Steven H. Rothman, have such pre-existing relationships. Following such meetings and discussions with Pequot and other private equity firms, our executive officers considered all of our options, including delaying or abandoning plans to pursue our growth strategy. However, due to our financial condition and a desire to achieve more rapid appreciation for shareholders, the executive officers determined that it was in our company's and shareholders' best interests to implement the growth strategy as soon as practicable. The executive officers also believed that Pequot's experience and past success with technology services companies would provide added value to our company. Therefore, the executive officers decided to pursue a financing transaction with Pequot and advised our board of directors of their intentions.

        Pequot, in keeping with its customary investment strategy, initially indicated that it desired to make a substantial investment resulting in significant influence over our company.

        The Pequot proposal required that Messrs. Pavony and Rothman enter into new three-year employment agreements, waive their respective "golden parachute" rights to payments upon a change in control of our company, agree to certain non-competition arrangements and enter into the shareholders' agreement which reflects restrictions on dispositions of their equity interests and certain voting restrictions. In consideration for agreeing to such provisions, as provided in the Pavony/Rothman agreements, we will pay to each of Messrs. Pavony and Rothman the sum of $750,000, or $1.5 million in the aggregate.

        Our directors determined that, since two of its members and our two executive officers were interested in the proposed transactions, it was desirable for the remaining three non-employee, independent and disinterested directors to provide input and be involved in the decision making process relating to the proposed Pequot transaction.

        Our board of directors formed a special committee, comprised of our three outside, independent directors, on October 17, 2003 to review the terms of the Pequot proposal and consider the recommendation of the Pequot transaction prior to the submission of the Pequot transaction to a shareholder vote. The special committee engaged the investment banking firm of Kaufman Bros., L.P. on October 19, 2003 to advise it with respect to the proposed Pequot transaction. The special committee also engaged Kaufman Bros. to render an opinion to our board of directors regarding the fairness, from a financial point of view, to our public shareholders of the consideration to be paid by Pequot in making the Pequot investment, if the Pequot transaction were consummated. We refer you to the section of this proxy statement entitled "Proposal Number 1: The Pequot Transaction—Opinion of Our Financial Advisor" for a discussion of the reasons for the retention of Kaufman Bros. The special committee also consulted Benefits Partners, Inc., a firm specializing in advising clients on executive compensation, with respect to the $1.5 million to be paid pursuant to the Pavony/Rothman agreements. We refer you to the section of this proxy statement entitled "Proposal Number 1: The Pequot Transaction—Benefit Partners Opinion" for a further discussion of the reasons for the retention of Benefit Partners.

        Following the special committee's recommendation to pursue a transaction with Pequot and the authorization by our board of directors, we negotiated the terms of the definitive agreements pursuant to which the Pequot transaction is contemplated to be consummated, as described in this proxy statement. Kaufman Bros. provided the special committee and the entire board with additional data during this process in order to assist us in negotiating the purchase, conversion and exercise prices of the securities to be issued and sold to Pequot pursuant to the Pequot investment and other terms of the Pequot transaction.

        Negotiations between our company and Pequot involved our two executive officers, Howard A. Pavony and Steven H. Rothman, each of whom also is a director of our company, our three non-employee, independent directors who comprised the special committee, William Lerner, Alvin Nashman and Arnold Wasserman, as well as representatives of Pequot, including Gerald A. Poch, a Managing Director of Pequot Capital Management, Inc. and a Managing General Partner of both Pequot Fund and Pequot Partners, and Francis J. Alfano, the person proposed to become our new chief executive officer following the issuance and sale of the Series A-1 Preferred Stock.

        We negotiated what the special committee and our entire board believed were the best terms obtainable from Pequot and Messrs. Pavony and Rothman, even though a portion of the proceeds from the issuance and sale of the Series A Preferred Stock would be paid to Messrs. Pavony and Rothman. The special committee and our entire board then determined, based upon the special committee's and entire board's assessment of what action would be most likely to benefit our shareholders, as well as data from Kaufman Bros., that the Pequot transaction, as a whole, with the negotiated terms that were then available, was fair to and in the best interest of our company and shareholders.

        On November 7, 2003, the special committee and our entire board met to discuss the progress of negotiations and authorized Howard A. Pavony, in his capacity as our chief executive officer and president, to negotiate the final provisions of the term sheet and, thereupon, execute the definitive term sheet with Pequot. The special committee and the entire board also authorized such officers to negotiate the definitive agreements with respect to the Pequot transaction, subject to subsequent final review and approval by the special committee and the entire board of the definitive transaction terms and receipt of an opinion from Kaufman Bros. regarding the fairness, from a financial point of view, to our public shareholders of the consideration to be paid by Pequot in making the Pequot investment.

        The purchase price for the Series A-1 Preferred Stock, assuming no value is given to the warrants to be issued together with such shares of Series A-1 Preferred Stock, of $2.15 per share represents a 136.5% premium over the average closing price of our common stock for the twenty trading days immediately period preceding August 7, 2003, the date on which Pequot first submitted to us a draft term sheet concerning the proposed Pequot transaction, a 59.5% premium over the average closing price of our common stock over the twenty trading days immediately preceding December 19, 2003, the date on which we executed the definitive term sheet concerning the proposed Pequot transaction, a 60.4% premium over the average closing price of our common stock over the twenty days immediately preceding January 29, 2004, the date we executed the definitive Pequot purchase agreement, and a    % premium over the average closing price of our common stock for the twenty trading days immediately period preceding the date of this proxy statement.

        Purchase prices for the Series A Preferred Stock and other terms of the Pequot transaction were the product of arms-length negotiations over a period of time, and took into consideration our financial condition and business plans, including our acquisition/strategic growth plans, our ability to incur the dividend payment obligations under the Series A Preferred Stock, the risks undertaken by Pequot in its investment and the advice of Kaufman Bros. regarding the terms of the Pequot transaction to our shareholders. The terms of the Pavony/Rothman agreements also were the product of negotiations over a period of time, and took into consideration the significant influence of Messrs. Pavony and Rothman over our company and the advice of Benefit Partners regarding the fairness of the terms of the Pavony/Rothman agreements to our shareholders.

        Our management and representatives began negotiations with Pequot regarding the definitive transaction documents immediately following the execution of the definitive term sheet. On January 21, 2004, the special committee and our entire board held meetings to discuss the terms of the transaction and received the opinion from Kaufman Bros. that, based on the negotiated terms of the Pequot investment, the Pequot investment was fair, from a financial point of view, to our public shareholders. The board then unanimously approved the Pequot transaction, subject to receipt of a favorable report from Benefit Partners, and authorized the execution of the definitive Pequot purchase agreement. On January 26, 2004, the special committee and our entire board received a report from Benefit Partners concerning the fairness and reasonableness of the payments to be made to Messrs. Pavony and Rothman under the Pavony/Rothman agreements.

Reasons for the Pequot Transaction and Board Recommendation

        The special committee and our entire board of directors has determined that the Pequot transaction is fair to and in the best interests of our company and shareholders. In making this determination, the special committee and our board considered, among other matters, the following factors:

  •
  the fact that the sale of our entire company upon terms favorable to our shareholders was explored and found not to be an available option, and our board's consequent determination that a strategy of growth by acquisition in addition to internal growth had the greatest likelihood of increasing shareholder value;

  •
  our need for additional capital to pursue our growth strategy and that the funds to be provided by the Pequot transaction will serve this need;

  •
  our board's determination that the growth strategy should be pursued as soon as practicable;

  •
  the fact that, after our board considered several financing alternatives and discussed private equity financing with several firms, a transaction with Pequot was the only option available that would enable us to pursue our growth strategy on terms our board believed would be fair and reasonable;

  •
  the terms of the Pequot transaction, and the special committee's and our board's determination that the purchase, conversion and exercise prices for the securities to be issued and sold to Pequot and the terms of the Pavony/Rothman agreements were reasonable and fair to our shareholders;

  •
  the investment objectives of Pequot and the requirement of Pequot that we enter into the Pavony/Rothman agreements;

  •
  the opinion of Kaufman Bros. that the consideration to be paid by Pequot in making the Pequot investment is fair, from a financial point of view, to our public shareholders;

  •
  the report by Benefit Partners that certain payments to be made pursuant to the Pavony/Rothman agreements were fair and reasonable;

  •
  the level of additional liabilities to be incurred as a result of Pequot transaction, and our ability to meet our obligations following the closing of the Pequot transaction;

  •
  the dilutive effect of the Pequot transaction on the ownership and voting rights of our current security holders;

  •
  the level of control and influence Pequot will have over our company and board immediately following the consummation of the sale of the Series A-1 Preferred Stock and if all of the Series A Preferred Stock is issued and sold to Pequot;

  •
  the experience and expertise of Pequot and its principals in financing the growth of smaller capitalization companies, including services companies such as our company; and

  •
  the fact that our senior credit facility will expire on April 17, 2004 and the lender has indicated that it does not wish to renew the facility.

        The special committee and our board did not assign relative weight to the factors listed above or consider that any factor was of overriding importance. The special committee and our board evaluated the Pequot transaction based upon the totality of the factors and all of the information available to them for consideration. Based upon their respective evaluations, the special committee and our board determined that the Pequot transaction, taken as a whole, would be the most suitable and obtainable means to pursue our growth strategy, and that the transaction was fair to and in the best interests of our shareholders.

        Our board of directors believes that the Pequot transaction is in the best interests of our company and shareholders and recommends that the shareholders vote "FOR" proposal number 1 to approve the Pequot transaction.

Opinion of Our Financial Advisor

        In connection with its consideration of the Pequot investment, the special committee requested an opinion from Kaufman Bros., L.P., as investment bankers, as to the fairness, from a financial point of view, to our public shareholders of the consideration to be paid to us by Pequot in connection with the issuance and sale of Series A Preferred Stock.

        The special committee considered several investment banking firms for this assignment, and ultimately retained Kaufman Bros. based upon its reputation, experience and expertise in valuing of businesses and securities in connection with recapitalizations and similar transactions. Kaufman Bros. is an investment banking firm that is regularly engaged in the valuation of businesses and the securities of such businesses in connection with acquisitions, leveraged buyouts, recapitalizations, negotiated underwritings, private placements and valuations for corporate and other purposes.

        At the January 21, 2004 joint telephonic meeting of the special committee and our board of directors, Kaufman Bros. reviewed with the special committee and our board of directors the financial analyses performed by Kaufman Bros. and Kaufman Bros. delivered its oral opinion, which opinion was subsequently confirmed by delivery of a written opinion, dated January 21, 2004, addressed to the special committee to the effect that, based upon and subject to the considerations and limitations set forth in such opinion, as of January 21, 2004, the consideration to be paid to us by Pequot in connection with the issuance and sale of the Series A Preferred Stock was fair, from a financial point of view, to our public shareholders.

        The following summary of the opinion of Kaufman Bros. may not include all of the information important to you. The full text of the opinion letter, dated January 21, 2004, delivered by Kaufman Bros. to the special committee, which sets forth fully the assumptions made, general procedures followed, matters considered and limits on the scope of review undertaken, is included as Appendix J to this proxy statement and is incorporated herein by reference. The summary set forth below is qualified in its entirety by reference to the full text of such opinion. Kaufman Bros. has consented to the inclusion of the full text of its opinion as Appendix J to this proxy statement.

        Kaufman Bros. provided its opinion for the information and assistance of the special committee in connection with the special committee's consideration of the Pequot investment. The opinion of Kaufman Bros. is not a recommendation as to how any shareholder should vote at the special meeting. Holders of our common stock are urged to read the opinion of Kaufman Bros. carefully and in its entirety.

        There were no material relationships or transactions between Kaufman Bros. and our company, our affiliates or any other party to the Pequot investment, including Pequot and our two executive officers, Howard A. Pavony and Steven H. Rothman, prior to or at the time that Kaufman Bros. and the special committee entered into the engagement letter with respect to the Kaufman Bros. fairness opinion.

        We did not place any limitation upon Kaufman Bros. with respect to the procedures to be followed or factors to be considered in rendering its opinion. In conducting its investigation and analysis and in arriving at its opinion, Kaufman Bros. reviewed information and took into account the financial and economic factors it deemed relevant and material under the circumstances. In connection with its analysis, Kaufman Bros., among other things:

  •
  reviewed a draft of the Pequot purchase agreement, dated January 16, 2004, and the schedules and exhibits attached thereto;

  •
  reviewed the proposed amended and restated certificate of incorporation of our company to be filed immediately prior to the issuance and sale of the Series A Preferred Stock;

  •
  reviewed the proposed form of warrant certificate evidencing the warrants to be issued and sold to Pequot with each series of Series A Preferred Stock;

  •
  reviewed our Annual Reports on Form 10-K for the fiscal years ended March 31, 2002 and 2003 and our Quarterly Reports on Form 10-Q for the fiscal quarters ended June 30, and September 30, 2003, each as filed with the SEC;

  •
  reviewed certain internal information relating to us provided to Kaufman Bros. by our management, including historical financial information and financial forecasts;

  •
  reviewed the historical trading prices and volumes of our common stock;

  •
  reviewed certain publicly available information concerning certain other companies engaged in businesses which Kaufman Bros. believed to be reasonably comparable to us;

  •
  reviewed information concerning certain other business transactions which Kaufman Bros. believed to be reasonably comparable to the Pequot investment;

  •
  performed various valuation analyses as Kaufman Bros. deemed appropriate using generally accepted analytical methodologies; and

  •
  performed such other financial studies, analyses, inquiries and investigations as Kaufman Bros. deemed appropriate.

        In arriving at its opinion, Kaufman Bros. assumed and relied upon the accuracy and completeness of all of the financial and other information provided to it by or on our behalf, or obtained by Kaufman Bros. from publicly available sources, and upon the assurance of our management that they were not aware of any information or facts that would make any such information incomplete or misleading. Kaufman Bros. did not attempt to independently verify such information. In conducting its review, Kaufman Bros. did not conduct or obtain an independent evaluation or appraisal of any of our assets or liabilities (contingent or otherwise), nor was it furnished with any such evaluation or appraisal. Kaufman Bros. assumed, with our consent, that:

  •
  the Pequot investment will be consummated in accordance with the terms set forth in the drafts of the Pequot purchase agreement reviewed by it without any amendment thereto and without waiver by the parties thereto of any of the conditions to their respective obligations thereunder; and

  •
  all regulatory and other approvals and third-party consents required for consummation of the transactions will be obtained without material cost to us.

        In connection with its review, Kaufman Bros. considered financial forecasts and projections concerning our future operating results. These financial projections were prepared by our management, and reflect predictions of future events for which Kaufman Bros. takes no responsibility and makes no predictions. Kaufman Bros. assumed that the financial forecasts examined by it were reasonably prepared and were based upon the best available estimates and good faith judgments of our senior management as to our future performance. Where Kaufman Bros. prepared forecasts based upon information provided by us, Kaufman Bros. obtained the assurance of our management that such forecasts were reasonable. Actual results may vary materially from these projections. Our financial projections took into account market conditions as they existed in December 2003. Factors such as industry performance, general business, economic, regulatory, market and financial conditions, and changes to our business, financial condition or results of operations may cause the financial projections or the underlying assumptions to be inaccurate, potentially in material adverse ways, and the actual results to differ materially from those projected.

        Kaufman Bros. noted that its opinion was necessarily based upon the financial, economic, market and other conditions as they existed and could be evaluated by Kaufman Bros. on, and the information made available to it as of, the date of its opinion. Kaufman Bros. has disclaimed any undertaking or obligation to advise any person of any change in any fact or matter affecting its opinion that is brought to its attention after the date of its opinion. Although Kaufman Bros. evaluated the consideration to be paid by Pequot in connection with the issuance and sale of the Series A Preferred Stock from a financial point of view, Kaufman Bros. did not recommend the specific consideration payable, which was determined through negotiations between Pequot and us.

        The Kaufman Bros. fairness opinion is for the information of the special committee for its use in evaluating the fairness, from a financial point of view, to our public shareholders of the consideration to be paid by Pequot to the Company in connection with the issuance and sale of the Series A Preferred Stock. Kaufman Bros. has consented to the use, and reproduction, of its opinion in this proxy statement. Such opinion does not constitute a recommendation as to any action our board of directors or any shareholder should take in connection with the Pequot investment or any aspect thereof. The Kaufman Bros. fairness opinion is not an opinion as to the structure, terms or effect of any other aspect of the Pequot transaction or as to the merits of our underlying decision of to enter into the

Pequot investment, or any other transaction or business strategies discussed by our board of directors as alternatives to the Pequot investment. Without limiting the foregoing Kaufman Bros. was not asked to opine and does not express any opinion as to:

  •
  the tax or legal consequences of the issuance and sale of the Series A Preferred Stock, the Pequot investment or the documents reviewed;

  •
  the realizable value of our common stock or the prices at which our common stock may trade; or

  •
  the fairness of the consideration to Messrs. Pavony and Rothman being paid pursuant to the agreements entered into with them.

        In preparing its opinion, Kaufman Bros. performed a variety of financial and comparative analyses, including those described below. The summary of such analyses does not purport to be a complete description of the analyses underlying the Kaufman Bros. fairness opinion or of the presentation by Kaufman Bros. to the special committee and our board of directors. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such opinion is not readily susceptible to summary description. Furthermore, in arriving at its opinion, Kaufman Bros. did not attribute particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Kaufman Bros. believes that its analysis must be considered as a whole and that selecting portions of its analyses and factors, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the preparation of its opinion. In its analysis, Kaufman Bros. made numerous assumptions with respect to us, industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond our control. The estimates contained in such analyses and the valuation ranges resulting from any particular analysis are not necessarily indicative of the actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by such analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty. The Kaufman Bros. fairness opinion was only one of many factors considered by our board of directors in its evaluation of the transactions and should not be viewed as determinative of the view of our board of directors or management with respect to the consideration to be received by us in connection with the Pequot investment.

        The following is a summary of the material financial analyses performed by Kaufman Bros. in connection with rendering its opinion.

Calculation of Consideration Paid by Pequot

        Kaufman Bros. analyzed the value of the consideration to be paid by Pequot in connection with the Series A Preferred Stock by separating the various securities and future purchase rights which Pequot would purchase and assigning values to each security or right. Kaufman Bros. determined that, at the initial closing, Pequot's investment would consist of Series A-1 Preferred Stock, warrants to purchase shares of our common stock and rights to purchase Series A-2 Preferred Stock and Series A-3 Preferred Stock and warrants in the future. Kaufman Bros. calculated the value attributable to the shares of Series A-1 Preferred Stock by subtracting from the total purchase price of $7 million the value of the warrants to be issued with the Series A-1 Preferred Stock and the future purchase rights.

        Kaufman Bros. determined the value the warrants to be issued with the Series A-1 Preferred Stock using the Black-Scholes option valuation model and employing the following inputs:

Inputs to Black-Scholes Option Valuation Model for Warrants

Micros-to-Mainframes Common Stock Price	$1.56
Option Strike Price	$2.46
Days to Expiration	1,825
Volatility	109.17%
Interest Rate	3.02%
Annual Dividend Yield	0.00%

        Kaufman Bros. determined the value of the future purchase rights for the Series A-2 Preferred Stock and Series A-3 Preferred Stock using the Black-Scholes option valuation model and employing the following inputs:

Inputs to Black-Scholes Option Valuation Model for Future Purchase Rights

	Series A-2	Series A-3
Micros-to-Mainframes Common Stock Price	$1.56	$1.56
Option Strike Price	$2.75	$3.25
Days to Expiration	730	1,095
Volatility	109.17%	109.17%
Interest Rate	1.65%	2.10%
Annual Dividend Yield	6.0%	6.0%

        Under this analysis the consideration attributable to the shares of Series A-1 Preferred Stock to be issued to Pequot is $3.2 million, the consideration attributable to the warrants to be issued with the Series A-1 Preferred Stock is $0.6 million, and the consideration attributable to the future purchase rights for the Series A-2 Preferred Stock and Series A-3 Preferred Stock is $3.2 million. As the shares of Series A-1 Preferred Stock would represent approximately 40.7% of the pro forma basic shares outstanding after the closing of the issuance and sale of the Series A-1 Preferred Stock, the consideration for the shares of Series A-1 Preferred Stock implies a value for the equity of our entire company of $7.9 million and an enterprise value for our company of $18.3 million.

        Kaufman Bros. also analyzed the value of the consideration to be paid by Pequot for all of the Series A Preferred Stock assuming Pequot exercises its right to purchase all of Series A-2 Preferred Stock and Series A-3 Preferred Stock. Kaufman Bros. evaluated two scenarios, the first in which the Series A-2 Preferred Stock and Series A-3 Preferred Stock are purchased within one year of the Series A-1 Preferred Stock closing date, and the second in which the Series A-2 Preferred Stock is purchased on the second anniversary of the Series A-1 Preferred Stock closing date and the Series A-3 Preferred Stock is purchased on the third anniversary of the Series A-1 Preferred Stock closing date. In each scenario, Kaufman Bros. determined the consideration to be paid for the Series A-1 Preferred Stock in the manner described above and determined the consideration to be paid for Series A-2 Preferred Stock and Series A-3 Preferred Stock by assigning values to both the Series A-2 Preferred Stock and Series A-3 Preferred Stock shares and related warrants. Kaufman Bros. calculated the value attributable to the Series A-2 Preferred Stock by subtracting from the total purchase price of $5.5 million the value of the warrants to be issued with the Series A-2 Preferred Stock and calculated the value attributable to the Series A-3 Preferred Stock by subtracting from the total purchase price of $12.5 million the value of the warrants to be issued with the Series A-3 Preferred Stock, in each case valuing the warrants using the Black-Scholes option valuation model. In the first scenario, Kaufman

Bros. added together the values of the various Series A Preferred Stock to determine a total consideration for all of the Series A Preferred Stock. In the second scenario, Kaufman Bros. discounted over two years the value attributable to Series A-2 Preferred Stock and discounted over three years the value attributable to the Series A-3 Preferred Stock, in each case using a discount rate of 12.0%.

        Kaufman Bros. determined the value of the warrants to be issued with the Series A-2 Preferred Stock and the Series A-3 Preferred Stock using the Black-Scholes option valuation model and employing the following inputs:

Inputs to Black-Scholes Option Valuation Model For Warrants

	Series A-2	Series A-3
Micros-to-Mainframes Common Stock Price	$1.56	$1.56
Option Strike Price	$3.44	$4.06
Days to Expiration	2,555	2,920
Volatility	109.17%	109.17%
Interest Rate	3.82%	4.12%
Annual Dividend Yield	0.0%	0.0%

        This analysis resulted in consideration attributable to all of the Series A Preferred Stock of $19.7 million under the first scenario and $15.4 million under the second scenario. As all of the shares of Series A Preferred Stock would represent approximately 65.8% of the pro forma total outstanding basic shares of our common stock, the consideration for all of the shares of Series A Preferred Stock implies a range of values for our equity of $23.3 million to $30.0 million and an enterprise value for our company of $33.7 million to $40.4 million.

Analysis of Selected Comparable Acquisition Transactions

        Using publicly available information, Kaufman Bros. analyzed certain financial and operating information relating to the following eleven selected merger and acquisition transactions in the computer reseller and IT consulting sector, which we refer to as the "comparable transactions" in this section, each of which was announced in calendar year 2003, 2002, 2001 or 2000. Kaufman Bros. analyzed the comparable transactions in order to compare the value of our company implied by the Pequot investment to a range of values derived from transactions that resulted in a change of control. The comparable transactions were chosen as they involved acquired companies that Kaufman Bros. believed possessed general business, operating and financial characteristics representative of companies in the industry in which we operate. Kaufman Bros. noted that none of the comparable transactions reviewed was exactly comparable to the Pequot investment and that the range of information available for each of the comparable transactions varied from detailed information relating to publicly traded companies to limited and summary information contained in public press releases relating to private companies. The comparable transactions reviewed by Kaufman Bros. were (the purchaser is listed first, followed by the acquired company and the nature of the transaction (i.e., cash for stock, stock for stock or a combination of the two):

Purchaser	Acquired Company	Nature of Transaction
Calendar Year 2003
CIBER, Inc.	SCB Computer Technologies, Inc	Stock and Cash
Gores Technology Group	Wire One Technology Inc.	Cash
CIBER, Inc.	AlphaNet Solutions, Inc.	Cash
Zones Inc.	Corporate PC Source Inc.	Cash and Note
CIBER, Inc.	Ecsoft Group plc	Cash
Calendar Year 2002
ViewCast Corp.	NQL Inc./Delta Computes Inc.	Stock and Cash
Insight Enterprises Inc.	Comark Inc.	Stock and Cash
Level 3 Communications Inc.	CorpSoft Inc.	Cash
Calendar Year 2001
CIBER, Inc.	Metamor Industry Solutions, Inc.	Cash
CIBER, Inc.	Aris Corporation	Stock and Cash
Calendar Year 2000
Ricoh Co. Ltd.	Lanier Worldwide Inc.	Cash

        For each of the comparable transactions, Kaufman Bros. calculated multiples of the market value plus total debt minus total cash, which we refer to as the "enterprise value" in this section, of the acquired company compared to both its last fiscal year, which we refer to as the "LFY" in this section, and latest twelve months, which we refer to as "LTM" in this section, revenue, operating income before interest, taxes, depreciation and amortization, commonly referred to as "EBITDA", and net income which were based upon the most recent publicly available information prior to the closing of the respective comparable transactions. Kaufman Bros. then applied these multiples to our financial results for the twelve-month period ended September 30, 2003 using the financial information filed by us in our Quarterly Reports on Forms 10-Q and Annual Report on Form10-K for the periods from September 30, 2002 to September 30, 2003. Kaufman Bros. noted that, because our net income for the subject period was negative, the application of multiples of net income did not yield a meaningful result. The following table reflects the results of the analyses based upon revenue and EBITDA.

Comparable Transaction Analysis

	Median	Mean	Low-High
	($ in Millions)
Enterprise value to LFY revenue	0.2x	0.3x	0.1x—0.7x
Enterprise value to LTM revenue	0.2x	0.3x	0.1—0.7x
Enterprise value to LFY EBITDA	3.0x	3.9x	1.3—7.7x
Enterprise value to LTM EBITDA
Implied enterprise value of our company based on:
Enterprise value to LFY revenue	$13.9	$13.9	$11.1—$16.6
Enterprise value to LTM revenue	$13.7	$13.7	$10.9—$16.4
Enterprise value to LFY EBITDA	$0.6	$0.6	$0.5—$0.7
Enterprise value to LTM EBITDA	$1.6	$1.6	$1.3—$1.8
Implied equity value (1) of our Company based on:
Equity value to LFY revenue	$3.5	$3.5	$0.7—$6.2
Equity value to LTM revenue	$3.3	$3.3	$0.5—$6.0
Equity value to LFY EBITDA	$(9.8)	$(9.8)	$(9.9)—$(9.7)
Equity value to LTM EBITDA	$(8.8)	$(8.8)	$(9.1)—$(8.6)

(1)
Implied equity values are derived by subtracting from the corresponding derived enterprise value our company's outstanding net debt.

        The analysis of the comparable transactions showed that the consideration to be paid by Pequot for the Series A-1 Preferred Stock and for all of the Series A Preferred Stock under each of the scenarios described above resulted in an implied equity value higher than the implied equity value derived in the comparable transactions analysis.

Analysis of Selected Publicly Traded Companies

        Kaufman Bros. reviewed publicly available financial information, as of the most recently reported period, and stock market information, as of January 19, 2004, for the following eleven publicly traded companies. Kaufman Bros. deemed these companies to be reasonably comparable to us as these companies derive a significant portion, if not all, of their revenues from the sale of computer equipment and the provision of IT consulting and services:

• CIBER, Inc.	• En Pointe Technologies Inc.
• GTSI Corp.	• RCM Technologies Inc.
• Manchester Technologies Inc.	• Dyntek Inc.
• Datatec Systems, Inc.	• Pomeroy IT Solutions Inc.
• SED International Holdings Inc.	• SteelCloud Inc.
• TransNet Corp.

        For each company in the sample set, Kaufman Bros. calculated multiples of enterprise value to LFY and LTM revenue and EBITDA, fiscal year 2004, which we refer to as "FY2004" in this section, revenue and EBITDA estimates and fiscal year 2005, which we refer to as "FY2005" in this section, revenue and EBITDA estimates. Kaufman Bros. also calculated earnings per share, which we refer to as "EPS" in this section, to LFY and LTM net income, FY2004 net income estimates and fiscal year FY2005 net income estimates. Kaufman Bros. then applied these multiples to our LFY, LTM, FY2004 and FY2005 revenues, EBITA and net income for the periods ended June 30 and September 30, 2003 and to our projected financial results for the periods ending June 30, 2004 and 2005. Kaufman Bros. noted that, because our net income for some subject periods was negative, the application of multiples of net income did not yield a meaningful result. The following table reflects the results of the analyses based upon revenue and EBITDA:

Comparable Company Analysis

	Median	Mean	Low-High
	($ in Millions)
Comparable Companies Sample:
Enterprise value/LFY revenue	0.22x	0.32x	0.02x&	#151;1.02x
Enterprise value/LTM revenue	0.25x	0.31x	0.02x&	#151;0.84x
Enterprise value/FY2004 revenue	0.23x	0.30x	0.03x&	#151;0.89x
Enterprise value/FY2005 revenue	0.24x	0.43x	0.22x&	#151;0.83x
Enterprise value/LFY EBITDA	6.0x	8.1x	5.4x&	#151;17.0x
Enterprise value/FY2004 EBITDA	6.8x	7.3x	2.4x&	#151;12.7x
Enterprise value/FY2005 EBITDA	7.7x	7.7x	5.5x&	#151;10.0x
Price/LFY EPS	34.1x	27.9x	11.2x&	#151;44.2x
Price/FY2004 EPS	20.2x	38.1x	11.8x&	#151;132.7x
Price/FY2005 EPS	17.4x	16.9x	12.1x&	#151;20.9x
Implied enterprise value of our company based on comparable companies sample:
Enterprise value/LFY revenue	$12.2	$17.7	$1.1&	#151;$56.6
Enterprise value/LTM revenue	$13.4	$16.6	$1.1&	#151;$45.1
Enterprise value/FY2004 revenue	$14.2	$18.6	$1.9&	#151;$55.0
Enterprise value/FY2004 revenue	$17.0	$30.4	$15.6&	#151;$58.8
Enterprise value/LFY EBITDA	$1.0	$1.3	$0.9&	#151;$2.8
Enterprise value/FY2004 EBITDA	$5.9	$6.3	$2.1&	#151;$11.0
Enterprise value/FY2005 EBITDA	$15.7	$15.7	$11.2&	#151;$20.4
Implied equity value (1) of our company based on comparable companies sample:
Equity value/LFY revenue	$1.80	$7.30	$(9.3)&	#151;$46.4
Equity value/LTM revenue	$3.00	$6.20	$(9.3)&	#151;$34.7
Equity value/FY2004 revenue	$3.80	$8.20	$(8.5)&	#151;$44.6
Equity value/FY2004 revenue	$6.60	$20.00	$15.6&	#151;$48.4
Equity value/LFY EBITDA	$(9.40)	$(9.10)	$(9.5)—$(7.6)
Equity value/FY2004 EBITDA	$(4.50)	$(4.10)	$(8.3)&	#151;$0.7
Equity value/FY2005 EBITDA	$5.30	$5.30	$0.8&	#151;$10.0

(1)
Implied equity values are derived by subtracting from the corresponding derived enterprise value our outstanding net debt.

        The analysis of comparable companies showed that the consideration to be paid by Pequot for the Series A-1 Preferred Stock and for all of the Series A Preferred Stock under each of the scenarios described above resulted in an implied equity value within the range of implied equity values, and higher than the mean and, in all but one case, the median, equity values, derived in the comparable companies.

Discounted Cash Flow Analysis

        Kaufman Bros. performed a discounted cash flow analysis of our company, on a pre-investment basis. A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of a corporate entity by calculating the estimated future cash flows of such entity and discounting such cash flow results back to the present. Kaufman Bros. performed this analysis to estimate the net present value of our enterprise value and to compare it to the enterprise value implied by the consideration to be paid by Pequot. The analysis was based upon financial projections for the period ending 2009. Kaufman Bros. calculated EBITDA and free cash flow for our company. Free cash flow as used by Kaufman Bros. is net income plus depreciation and amortization, after tax, net of interest expense, less changes in working capital (excluding cash) and capital expenditures. Kaufman Bros. calculated the terminal value of our company at the end of the forecast period using two methodologies. Kaufman Bros. applied a range of estimated EBITDA multiples selected by Kaufman Bros., which we refer to as the "EBITDA exit multiple method in this section, to our projected EBITDA in 2009 and applied a range of perpetual growth rates selected by Kaufman Bros., which we refer to as the "perpetual growth method" in this section, to our projected free cash flow in 2009. The terminal value estimates are a hypothetical approximation of the value of an enterprise's cash flows beyond the end of the period covered by management's projections.

        In its discounted cash flow analyses, Kaufman Bros. estimated a terminal value for us in the EBITDA exit multiple method using a terminal value multiple range of 4.0x to 6.0x EBITDA and estimated a terminal value for the perpetual growth method using a growth rate of 3.0% to 5.0% for projected free cash flow. Kaufman Bros. then discounted the stream of free cash flows during the forecast period together with the estimated terminal value for both methods at discount rates ranging from 11.0% to 13.0%. Selection of an appropriate discount rate is an inherently subjective process and is affected by numerous factors. The discount rates used by Kaufman Bros. were selected based upon our historical financial results, current financial condition and the risk associated with our achieving our financial projections. This range of discount rates also reflects an estimate of our cost of capital and the current valuation parameters for comparable public companies. The table below summarizes the results of this analysis:

Discounted Cash Flow Analysis
($ in millions)

EBITDA Exit Multiples:
Range of free cash multiples	4.0x—6.0x
Discount rates	11.0%—13.0%
Perpetual Growth Multiples:
Perpetual growth rate	3.0%—5.0%
Discount rates	11.0%—13.0%
	Median	Mean	Low-High
	($ in Millions)
Implied Company Enterprise Value:
EBITDA exit multiple method	$16.2	$16.2	$12.0&	#151;$20.3
Perpetual growth method	$10.4	$10.4	$7.0&	#151;$13.8
Implied Company Equity Value:
EBITDA exit multiple method	$5.8	$5.8	$1.6&	#151;$9.9
Perpetual growth method	$0.0	$0.0	$(3.4)&	#151;$3.4

        The discounted cash flow analysis showed that the value of the consideration to be paid by Pequot for the shares of Series A-1 Preferred Stock and for all of the Series A Preferred Stock under each scenario described above was, in each case, within the range of the implied equity values of our company, and higher than the median and mean values implied by both the EBITDA exit multiple method and perpetual growth method of such analysis.

Analysis of Selected Comparable Investment Transactions

        Using publicly available information, Kaufman Bros. analyzed certain financial information and terms and conditions relating to the following eighteen selected investment transactions in the communications and technology sectors, which we refer to as "comparable investments" in this section, each of which was announced in calendar years 2003, 2002 or 2001. Kaufman Bros. analyzed the comparable investments in order to compare certain of the financial information and terms and conditions of the Pequot investment to similar investments. The comparable investments were chosen as they involved companies that Kaufman Bros. believed possessed general business, operating and financial characteristics representative of companies in the industry in which we operate and the securities involved were similar. Kaufman Bros. noted that none of the comparable investments reviewed was exactly comparable to the Pequot investment and that the range of information available for each of the comparable investments varied from detailed information relating to publicly traded companies, to limited and summary information contained in public press releases relating to private companies. The comparable investments reviewed by Kaufman Bros. were:

Issuer	Amount Raised	Security Type
	($ in millions)
US LEC Corp.	$10.00	Common
8x8, Inc.	$5.20	Common
Wave Systems Corp.	$7.08	Common
8x8, Inc.	$2.21	Common
Net2Phone, Inc.	$11.25	Common
Mpower Holding Corporation	$17.47	Common
Pac-West Telecomm, Inc.	$40.00	Senior Note
Wire One Technologies, Inc.	$4.89	Convertible Debenture
Aspect Communications Corporation	$50.00	Convertible Preferred
Socket Communications, Inc.	$1.00	Convertible Preferred
SAVVIS Communications Corporation	$22.60	Convertible Preferred
SAVVIS Communications Corporation	$20.00	Convertible Preferred
GRIC Communications, Inc.	$15.00	Convertible Preferred
First Virtual Communications, Inc.	$4.80	Common
WaveRider Communications, Inc.	$4.63	Common
Wire One Technologies, Inc.	$22.04	Common
DSL.net, Inc.	$15.00	Convertible Preferred
DSL.net, Inc.	$10.00	Convertible Preferred

        In its analysis of the comparable investments, Kaufman Bros. reviewed the amount of dilution resulting from each transaction based on the number of shares issued, the per share price at which the investments were made relative to each respective company's closing stock price at the date of announcement of the subject transaction, the percentage of warrant coverage and the exercise price of the warrants relative to each respective company's closing stock price at the date of announcement of the subject transaction. These results are summarized below:

Comparison of Investment Terms

	Dilution	Deal Price Premium/(Discount)	Warrant Coverage	Warrant Premium/(Discount)
Precedent Investments:
Median	22.1%	(4.5)%	21.8%	16.1%
Mean	18.6%	(6.7)%	26.4%	11.4%
Low	1.2%	(73.1)%	0.0%	(65.2)%
High	46.2%	92.3%	100.0%	55.0%
Pequot investment:
Series A-1 Preferred Stock Only	40.7%	(36.3)%	15.4%	172.2%
All Series A Preferred Stock
Scenario 1	65.8%	39.0%	18.3%	172.2%
Scenario 2	65.8%	8.1%	18.3%	172.2%

        The analysis of the comparable investments showed that the warrant coverage and warrant exercise price premium of the Pequot investment were more favorable than the range of the corresponding terms of the comparable investments and that the discounts and premiums of the implied price per share for the Series A-1 Preferred Stock to the market price in the Pequot investment were within the range of discounts and premiums at which the comparable investments were made.

Compensation

        Our engagement letter with Kaufman Bros. provides for us to pay Kaufman Bros. fees totaling $115,000. No portion of Kaufman Bros.' fee is contingent on the consummation of the Pequot investment nor the conclusions reached in the Kaufman Bros. fairness opinion. In addition, we have agreed, among other things, to reimburse Kaufman Bros. for certain of its reasonable out-of-pocket expenses, including the reasonable fees and expenses of its legal counsel, incurred in connection with the services provided by Kaufman Bros., and to indemnify and hold harmless Kaufman Bros. and related persons against certain liabilities relating to or arising out of its engagement, including certain liabilities under the federal securities laws.

Benefit Partners Opinion

        The special committee also consulted Benefit Partners, Inc., a firm specializing in advising clients on executive compensation and benefit issues, with respect to the fairness and reasonableness of the payments to be made under the Pavony/Rothman agreements. We received such an opinion on January 26, 2004.

        The following summary of the opinion of Benefit Partners may not include all of the information important to you. The full text of the opinion letter, dated January 26, 2004, delivered by Benefit Partners to the special committee, which sets forth fully the assumptions made, general procedures followed, matters considered and limits on the scope of review undertaken, is included as Appendix K to this proxy statement and is incorporated herein by reference. The summary set forth below is qualified in its entirety by reference to the full text of such opinion. Benefit Partners has consented to the inclusion of the full text of its opinion as Appendix K to this proxy statement.

        Benefit Partners provided its opinion for the information and assistance of the special committee in connection with the special committee's consideration of the Pavony/Rothman agreements and the entire Pequot transaction. The opinion of Benefit Partners is not a recommendation as to how any shareholder should vote at the special meeting. Holders of our common stock are urged to read the opinion of Benefit Partners carefully and in its entirety.

        There were no material relationships or transactions between Benefit Partners and our company, our affiliates or any other party to the Pequot transaction, including Pequot and our two executive officers, Howard A. Pavony and Steven H. Rothman, prior to or at the time that Benefit Partners and the special committee entered into the engagement letter with respect to the Benefit Partners fairness opinion.

        We did not place any limitation upon Benefit Partners with respect to the procedures to be followed or factors to be considered in rendering its opinion. In conducting its investigation and analysis and in arriving at its opinion, Benefit Partners reviewed information and took into account the financial, economic and other factors it deemed relevant and material under the circumstances. In connection with its analysis, Benefit Partners, among other things:

  •
  reviewed a draft of the Pequot purchase agreement;

  •
  reviewed drafts of the Pavony/Rothman agreements;

  •
  reviewed our Annual Reports on Form 10-K for the fiscal year ended March 31, 2003 and our Quarterly Reports on Form 10-Q for the fiscal quarters ended June 30, and September 30, 2003, each as filed with the SEC;

  •
  reviewed our current employment agreements with Messrs. Pavony and Rothman;

  •
  reviewed a draft of this proxy statement;

  •
  reviewed a financial presentation prepared by Kaufman Bros.;

  •
  reviewed certain publicly available information concerning certain other companies engaged in businesses which Benefit Partners believed to be reasonably comparable to us;

  •
  reviewed information concerning certain other business transactions which Benefit Partners believed to be reasonably comparable to the Pavony/Rothman agreements; and

  •
  performed such other financial studies, analyses, inquiries and investigations as Benefit Partners deemed appropriate.

        In arriving at its opinion, Benefit Partners assumed and relied upon the accuracy and completeness of all of the financial and other information provided to it by or on our behalf, or obtained by Benefit Partners from publicly available sources, and upon the assurance of our management that they were not aware of any information or facts that would make any such information incomplete or misleading. Benefit Partners did not attempt to independently verify such information. In conducting its review, Benefit Partners assumed, with our consent, that the transactions will be consummated in accordance with the terms set forth in the drafts of the Pavony/Rothman agreements reviewed by it without any amendment thereto and without waiver by the parties thereto of any of the conditions to their respective obligations thereunder.

        Benefit Partners noted that its opinion was necessarily based upon the financial, economic, market and other conditions as they existed and could be evaluated by Benefit Partners on, and the information made available to it as of, the date of its opinion. Benefit Partners has disclaimed any undertaking or obligation to advise any person of any change in any fact or matter affecting its opinion that is brought to its attention after the date of its opinion. Although Benefit Partners evaluated the consideration to be paid to Messrs. Pavony and Rothman pursuant to the Pavony/Rothman agreements, Benefit Partners did not recommend the specific consideration payable, which was determined through negotiations between Pequot, Messrs. Pavony and Rothman and us.

        The Benefit Partners fairness opinion is for the information of the special committee for its use in evaluating the fairness and reasonableness to our public shareholders of the consideration to be paid to Messrs. Pavony and Rothman pursuant to the Pavony/Rothman agreements. Such opinion does not constitute a recommendation as to any action our board of directors or any shareholder should take in connection with the Pequot transaction or any aspect thereof. The Benefit Partners fairness opinion is not an opinion as to the structure, terms or effect of any other aspect of the Pequot transaction and the Pavony/Rothman agreements or as to the merits of our underlying decision of to enter into the Pequot transaction and the Pavony/Rothman agreements.

        In preparing its opinion, Benefit Partners analyzed a number of factors, including:

  •
  the nature of the services rendered or to be rendered;

  •
  competitive compensation of similar positions in the industry;

  •
  the executive's current compensation for performing such services;

  •
  the terms of the new employment agreements for Messrs. Pavony and Rothman; and,

  •
  the compensation of individuals performing comparable services in situations where the compensation is contingent on a change of ownership or control and/or retention of talent in the industry.

        Benefit Partners noted that, as a result of the consolidation of many companies during the past ten to fifteen years, the prevalence is to offer senior executives retention bonuses/payments or change in control agreements/plans and that most companies believe that employment arrangements with selected senior executives should include a non-compete clause and a confidentiality clause. The intent is to encourage the senior executives to function in the best interest of the shareholders, regardless of their individual circumstances resulting from a change in control.

        Benefit Partners further noted that the prevalent cash compensation severance package for a change in control for a company's chief executive officer is three times base salary and targeted bonus payments. In cases of two founders functioning as co-chief executive officers, they found that each party would receive a comparable package similar to the chief executive officer position.

        Benefit Partners reviewed the compensation arrangements of nineteen companies, including sixteen publicly-traded companies, that they believed were comparable to us. These companies are:

•	Arrow Electronics, Inc.	•	ASI Corp.
•	Avnet, Inc.	•	Bell Industries, Inc.
•	CompuCom Systems, Inc.	•	Datatec Systems, Inc.
•	En Pointe Technologies, Inc.	•	High Point Solutions
•	iGate Corporation	•	Imaging Technologies Corporation
•	InfoTech USA, Inc.	•	Ingram Micro Inc.
•	Intelligroup, Inc.	•	Manchester Technologies, Inc.
•	Merisel, Inc.	•	Micro Warehouse
•	Pomeroy IT Solutions, Inc.	•	Tech Data Corporation
•	Unisys Corporation

        Benefit Partners found, based on such review, that, with the exception of one company, the comparable companies had change in control contracts or retention type compensation for their chief executive officers. The prevalent payment for these peer companies is 2.99 times the base salary and bonus or "base amount," as defined in Section 280G of the Internal Revenue Code, of the subject chief executive officer. In summary, "base amount" is defined in Section 280G as the average of the five previous year's W-2 earnings prior to the year the change in control occurs.

        The 2.99 times language is standard in these type agreements for companies that want to avoid the executive having to pay an additional 20% excise tax and the company losing the compensation deduction of any amounts paid over one times "base amount".

        The summary of Benefit Partners' analysis does not purport to be a complete description of the analyses underlying the Benefit Partners fairness opinion. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of analyses and the application of those methods to the particular circumstances and, therefore, such opinion is not readily susceptible to summary description. The Benefit Partners fairness opinion was only one of many factors considered by our board of directors in its evaluation of the Pequot transaction and the Pavony/Rothman agreements and should not be viewed as determinative of the view of our board of directors or management with respect to the Pequot transaction and the Pavony/Rothman agreements.

Certain Risks Associated with the Pequot Transaction

        In addition to the other information contained in this proxy statement, in determining whether to approve the Pequot transaction, shareholders should consider the following risks related to the failure to consummate the Pequot transaction upon the terms provided in the Pequot purchase agreement and described in this proxy statement, or otherwise, and certain effects that may result from the consummation of the Pequot transaction.

        Growth Strategy.    We require capital to fund our growth strategy. If the Pequot transaction is not consummated, we cannot give any assurance that additional or alternative financing could be obtained on terms and conditions that are as favorable to us to those provided in the Pequot transaction, if at all.

        Dilution.    The consummation of the Pequot transaction will have an immediate dilutive effect on the ownership interests and voting rights of our existing shareholders, as well as our existing warrant and option holders. The Series A Preferred Stock and warrants are convertible into or exercisable to purchase shares of our common stock. Our existing shareholders and option and warrant holders other than our two current executive officers, Howard A. Pavony and Steven H. Rothman, currently hold approximately 68.8% of our outstanding common stock on a fully diluted basis. Immediately following the consummation of the issuance and sale of the Series A-1 Preferred Stock, our existing shareholders and warrant and option holders, other than Messrs. Pavony and Rothman, will hold approximately 38.5% of our outstanding common stock on a fully diluted basis. If all of the Series A Preferred Stock were to be issued and no other of our securities were issued, our existing shareholders and warrant and option holders, other than Messrs. Pavony and Rothman, will hold approximately 23.1% of our outstanding common stock on a fully diluted basis.

        The holders of the Series A Preferred Stock will be entitled to vote, on an as-converted basis, together with the holders of our common stock as a single class on all matters submitted to our shareholders for a vote. The existing holders of our common stock, other than Messrs. Pavony and Rothman, currently have the right to vote approximately 66.8% of our outstanding voting stock on matters submitted to our shareholders for a vote. Immediately following the consummation of the issuance and sale of the Series A-1 Preferred Stock, our existing shareholders, other than Messrs. Pavony and Rothman, will have the right to vote approximately 39.6% of our outstanding voting stock on such matters. If all of the Series A Preferred Stock were to be issued and no other of our securities were issued, our existing shareholders, other than Messrs. Pavony and Rothman, will have the right to vote approximately 22.8% of our outstanding voting stock on such matters. Consequently, the issuance of the Series A Preferred Stock will immediately dilute the voting rights of the existing holders of our common stock. In addition, the exercise of the warrants to be issued to Pequot in connection with the issuance and sale of Series A Preferred Stock could further dilute the voting rights of existing shareholders.

        We also refer you to the section of this proxy statement entitled "Proposal Number 2: Adoption of Amendments to Our Certificate of Incorporation with Respect to Our Authorized Capitalization" for further information regarding the dilutive effects of the Pequot transaction.

        Significant Influence of Pequot.    Following the initial issuance and sale of the Series A Preferred Stock, as long as Pequot satisfies certain conditions set forth in the shareholders' agreement, Pequot will be able to exercise significant influence over our company and board of directors. In addition, Pequot will have the right to vote its Series A Preferred Stock on all matters submitted to shareholders for a vote. Immediately following the issuance and sale of the Series A-1 Preferred Stock, transaction, Pequot will control approximately 40.8% of the outstanding voting power of our equity securities. If Pequot were to purchase all of the Series A Preferred Stock and exercise all of the warrants it is entitled to receive in connection with its purchase of such Series A Preferred Stock, Pequot would hold depending on the timing and mix of securities purchased, between 66.0% and 69.5% of our then outstanding voting securities, assuming we issue no other voting securities between the date of this proxy statement and the date of purchasing such Series A Preferred Stock and fully exercising such warrants. In addition, under the terms of the Series A Preferred Stock, the approval of the holders of majority of the Series A Preferred Stock is required for several matters, including certain mergers, certain acquisitions and the incurrence of certain indebtedness by us. Pursuant to the shareholders' agreement, Pequot will have the right to designate three individuals for election as directors, and will have the reasonable right to accept two directors selected by Francis J. Alfano, our proposed new chief executive officer. Immediately following the consummation of the issuance and sale of the Series A-1 Preferred Stock, Pequot and the other shareholders who are parties to the shareholders' agreement will hold more than a majority of our voting stock entitled to vote on the election of directors, and will therefore be able to elect the directors who are designated in accordance with the shareholders' agreement.

        Antitakeover Effect.    After the issuance and sale of the Series A-1 Preferred Stock, the significant ownership interests of Pequot could effectively deter a third party from making an offer to buy our company, which might involve a premium over the current stock price or other benefits for our shareholders, or otherwise prevent changes in the control or management of our company. There are no restrictions, in the form of a standstill agreement or otherwise, on the ability of Pequot or its affiliates to purchase additional securities and thereby further consolidate its ownership interest.

        Preferential Rights of Series A Preferred Stock.    The holders of the Series A Preferred Stock will have preferential rights with respect to distributions upon a liquidation of our company. Liquidation, for the purposes of such preferential rights, would include certain business combinations involving our company. Accordingly, no distributions upon liquidation may be made to the holders of our common stock, or any other preferred stock we may issue, until the holders of the Series A Preferred Stock have been paid their liquidation preference. As a result, it is possible that, on liquidation, all amounts available for holders of our equity would be paid to the holders of the Series A Preferred Stock and that our common shareholders would not receive any payment.

        Nasdaq Subjective Rights to De-list.    Nasdaq has not approved the Pequot transaction. While we have attempted to structure the Pequot transaction in a manner that does not violate Nasdaq's marketplace rules, Nasdaq retains authority to de-list any company if it believes it necessary to preserve the quality and public confidence in The Nasdaq Stock Market. Accordingly, Nasdaq could find any aspect of the Pequot transaction or its effects on our company, including the provisions regarding director-nominees and change in control of our company, not to be in the best interests of The Nasdaq Stock Market and de-list our common stock or impose additional or more stringent criteria for the continued listing of our common stock.

Interests of Certain Persons in the Pequot Transaction

        In considering the recommendation of the special committee and our entire board of directors with respect to the Pequot transaction, shareholders should be aware that certain persons have interests in the Pequot transaction that may be in addition to, or different from, the interests of our shareholders in general. The special committee and our entire board were aware of these interests and considered them along with the other matters described in this proxy statement in approving the Pequot transaction and determining to recommend the Pequot transaction to our shareholders for approval.

        Howard A. Pavony, our president and chief executive officer, and Steven H. Rothman, our chairman of the board and chief financial officer, are each a party to the shareholders' agreement, pursuant to which they will each receive $150,000, and new employment agreements, pursuant to which they will each receive payments of $600,000 in addition to normal compensation provided in the employment agreements.

        Under the shareholders' agreement, Messrs. Pavony and Rothman will agree to certain restrictions on the disposition of their equity holdings in our company, including the grants to Pequot of certain rights of first refusal and tag-along rights, as well as certain obligations to vote their shares of our common stock for director-nominees designated by Pequot and/or our new chief executive officer.

        Under their new employment agreements, Messrs. Pavony and Rothman are each to receive $300,000 as a sign-up fee for entering into their agreement and $300,000 as consideration for agreeing to certain non-competition provisions which would potentially limit the executive's future employment opportunities and compensation. The payment of the $300,000 sign-up fee is to be paid $100,000 upon execution and $100,000 on each of the following two anniversaries of the effective date of the employment agreement, provided the executive has not been terminated for specified "cause" or if the executive has not voluntarily terminated his employment for any reason other than specified "good reason" (as such terms are defined in the employment agreement) prior to such anniversary date.

        The Pavony/Rothman agreements will become effective upon the issuance and sale of the Series A-1 Preferred Stock.

Information about Pequot

        Pequot Fund, a Delaware limited partnership, and Pequot Partners, a Cayman Islands limited partnership, are together a $730 million private equity fund formed in 2000. Each entity's general partner is a Delaware limited liability company. The entities primarily invest in companies in the technology, telecommunications, software, defense and healthcare sectors.

        We refer you to the section of this prospectus entitled "Proposal Number 1: Approval of the Pequot Transaction—Director and Executive Officer Information" for biographical information regarding Gerald A. Poch, a Managing Director of Pequot Capital Management, Inc. and a Managing General Partner of Pequot Fund and Pequot Partners, Richard R. Heitzmann, a Senior Vice President of Pequot Capital Management, Inc., and Amish Jani, a Vice President of Pequot Capital Management, Inc., each of whom will become a director of our company upon the consummation of the issuance and sale of the Series A-1 Preferred Stock.

Transaction Documents

        Shareholders should consider the following summary of the terms of the Pequot transaction before voting on the Pequot transaction. This summary is qualified in its entirety by reference to the following documents:

  •
  the Pequot purchase agreement, a copy of which is attached to this proxy statement as Appendix A;

  •
  the Amended and Restated Certificate of Incorporation, to be filed with the New York Secretary of State immediately prior to the issuance and sale of the Series A-1 Preferred Stock, the form of which is attached to this proxy statement as Appendix B;

  •
  the form of our Amended and Restated Bylaws, which will become effective immediately prior to the issuance and sale of the Series A-1 Preferred Stock, the form of which is attached to this proxy statement as Appendix C;

  •
  the shareholders' agreement, the form of which is attached to this proxy statement as Appendix D;

  •
  the registration rights agreement, the form of which is attached to this proxy statement as Appendix E;

  •
  the employment agreement between Howard A. Pavony and us, the form of which is attached to this proxy statement as Appendix F;

  •
  the employment agreement between Steven H. Rothman and us, the form of which is attached to this proxy statement as Appendix G;

  •
  the employment agreement between Francis J. Alfano and us, the form of which is attached to this proxy statement as Appendix H; and

  •
  the form of warrants, the form of which is attached to this proxy statement as Appendix I.

        We refer to these documents collectively in this proxy statement as the "Pequot transaction documents."

Terms of the Pequot Purchase Agreement

        Pursuant to the terms and subject to the conditions of the Pequot purchase agreement, we have agreed to issue and sell the following securities:

  •
  3,255,814 shares of Series A-1 Preferred Stock and four-year warrants to purchase 500,000 shares of our common stock, for the aggregate purchase price of approximately $7 million;

  •
  up to 2 million shares of Series A-2 Preferred Stock and four-year warrants to purchase 400,000 shares of our common stock, in the ratio of five shares of Series A-2 Preferred Stock for every one warrant, at the purchase price of $2.75 for each one share of Series A-2 Preferred Stock and one-fifth (1/5) of a warrant sold, or an aggregate price of $5.5 million if all such securities are issued and sold;

  •
  between 2.5 million and 3,846,154 shares of Series A-3 Preferred Stock and four year warrants to purchase between 500,000 and 769,230 shares of our common stock, in the ratio of five shares of Series A-3 Preferred Stock for every one warrant, at the purchase price of between $3.25 and $5.00 for each one share of Series A-3 Preferred Stock and one-fifth (1/5) of a warrant sold, or an aggregate price of $12.5 million if all such securities are issued and sold; and

  •
  additional shares of Series A-3 Preferred Stock and four-year warrants to purchase shares of our common stock, in the ratio of five shares of Series A-3 Preferred Stock for every one warrant, at the purchase price of between $3.25 and $5.00 for each one share of Series A-3 Preferred Stock and one-fifth (1/5) of a warrant sold, the maximum amount of consideration to equal the difference between $5.5 million and the actual consideration paid in connection with the purchase of the Series A-2 Preferred Stock and related warrants.

        Pequot is only obligated to purchase the $7 million of Series A-1 Preferred Stock and related warrants, which is to occur no later than five days following shareholder approval of the Pequot transaction. We refer in this proxy statement to the closing of the issuance and sale of the Series A-1 Preferred Stock as the "Series A-1 Preferred Stock closing" and the date of the Series A-1 Preferred Stock closing as the "Series A-1 Preferred Stock closing date." Pequot will have the right, exercisable in its sole discretion, to purchase the Series A-2 Preferred Stock and related warrants at any time between the Series A-1 Preferred Stock closing date and the second anniversary of the Series A-1 Preferred Stock closing date. Pequot will have the right, exercisable in its sole discretion, to purchase the Series A-3 Preferred Stock and related warrants at any time between the Series A-1 Preferred Stock closing date and the third anniversary of the Series A-1 Preferred Stock closing date, or, with respect to the additional Series A-3 Preferred Stock and related warrants, at any time between the second anniversary of the Series A-1 Preferred Stock closing date and the third anniversary of the Series A-1 Preferred Stock closing date.

        The terms of each series of Series A Preferred Stock, including their conversion and liquidation rights, and the warrants, including their exercise prices, are discussed in further detail in the subsections of this proposal number 1 titled "Terms of the Series A Preferred Stock" and "Terms of the Warrants."

        The Series A-1 Preferred Stock closing, as well as any closing with respect to issuances and sales of Series A-2 Preferred Stock and Series A-3 Preferred Stock and related warrants, is subject to the satisfaction of certain conditions precedent, as discussed more fully below in the sections of this proposal number 1 entitled "Conditions to Purchase" and "Conditions to Sale."

Representations and Warranties

        The Pequot purchase agreement contains numerous representations and warranties which we make both as to matters related to our company and, in certain instances, matters related to our subsidiaries. Certain of these representations are subject to specified exceptions and qualifications. The matters covered by the representations and warranties include:

  •
  our due organization and qualification and that of our subsidiaries;

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  our due power and authority and that of our subsidiaries to enter into the Pequot transaction and the related transaction agreements, and to perform our and their obligations under those agreements;

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  our capitalization;

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  consents, approvals and authorizations required in connection with the Pequot transaction;

  •
  title to property and assets;

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  insurance coverage and claims;

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  compliance with applicable laws and regulations, including the Foreign Corrupt Practices Act and certain export control laws and regulations, and possession of certain licenses and permits;

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  certain transactions with employees, officers, shareholders, directors and consultants;

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  rights to intellectual property and other intellectual property matters;

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  material contracts, agreements and arrangements;

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  absence of any conflict with our certificate of incorporation, bylaws, contracts or borrowing agreements, or of any of our subsidiaries, absence of conflict with applicable laws and absence of previously undisclosed liabilities;

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  litigation and claims involving us or our subsidiaries or our and their respective officers or assets;

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  labor and employment matters;

  •
  employee benefit plans;

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  payment of taxes and filing of tax returns;

  •
  absence of brokerage and finder's fees payable by us in connection with the Pequot transaction;

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  compliance with applicable securities laws relating to the offer and sale of securities in the Pequot transaction;

  •
  environmental matters and compliance with environmental laws;

  •
  the accuracy of disclosure made by us in the documents related to the Pequot transaction and in our filings with the Securities and Exchange Commission;

  •
  the preparation and accuracy of our financial statements;

  •
  absence of material changes since the end of our last fiscal year;

  •
  existing registration rights of shareholders and agreements with shareholders relating to voting of stock;

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  absence of discussions with third parties with respect to mergers, acquisitions sales of assets involving our company;

  •
  our relationships with our customers and suppliers; and

  •
  warranties on our products and services.

        The Pequot purchase agreement also contains representations and warranties of Pequot that are, in certain cases, subject to specified exceptions and qualifications. The matters covered by Pequot's representations and warranties include:

  •
  due power and authority of Pequot to enter into the Pequot transaction and the related transaction agreements;

  •
  securities law matters related to the purchase of the Series A Preferred Stock and warrants;

  •
  absence of brokerage and finder's fees payable by us in connection with the Pequot transaction; and

  •
  absence of conflicts with Pequot's organizational documents and contracts.

Conditions to Purchase

        The obligation of Pequot to purchase the Series A-1 Preferred Stock and related warrants is subject to the satisfaction of the following conditions precedent on or before the Series A-1 Preferred Stock closing date. Pequot may (but is not required to) elect to waive any of these conditions and proceed with the Series A-1 Preferred Stock closing.

  •
  No Breach of Representations and Warranties; Compliance with Conditions. The representations and warranties we make in the Pequot purchase agreement must be true and correct in all material respects and we must have complied with all conditions contained in the Pequot purchase agreement that are required to be complied with on or prior to the Series A-1 Preferred Stock closing.

  •
  Compliance Certificate. We must deliver a certificate with respect to the truth of our representations and warranties, compliance with our conditions to the Series A-1 Preferred Stock closing and the absence of any material adverse effect on our company and subsidiaries, considered as a whole.

  •
  Consents and Approvals. We must have obtained all consents, approvals and authorizations from governmental authorities or third parties required to consummate the Pequot transaction, our shareholders must have approved the Pequot transaction and adopted the amendments to our certificate of incorporation as set forth in "Proposal Number 2: Adoption of Amendments to Our Certificate of Incorporation with Respect to Our Authorized Capitalization," "Proposal Number 3: Adoption of Amendments to Our Certificate of Incorporation with Respect to Corporate Governance" and the consummation of the Pequot transaction must not violate any applicable laws.

  •
  Amendments to Borrowing Arrangements. We must amend any document evidencing a borrowing arrangement by the company as may be reasonably necessary so as to not conflict in any way with the transactions contemplated in the Pequot purchase agreement and to accomplish our business plan as currently contemplated.

  •
  Delivery of Documents. We must have delivered to Pequot certificates representing the shares of Series A-1 Preferred Stock and related warrants purchased by Pequot. We also must have executed and delivered to Pequot the shareholders' agreement, registration rights agreement, employment agreements with Howard A. Pavony, Steven H. Rothman and Francis J. Alfano, confidential information, assignment of rights, non-solicitation and non-competition agreements with Messrs. Pavony, Rothman and Alfano, certificate of our corporate secretary certifying as to our certificate of incorporation, bylaws and good standing in specified jurisdictions. In addition, we must provide evidence of the termination of Messrs. Pavony's and Rothman's current employment agreements.

  •
  Filing of the Amended and Restated Certificate of Incorporation. We must have filed the Amended and Restated Certificate of Incorporation with the Secretary of State of New York incorporating the amendments to our certificate of incorporation adopted by our shareholders under proposal numbers 2 and 3, and such amended and restated certificate must be in full force and effect.

  •
  Opinion of Company Counsel. We must have delivered to Pequot an opinion of our counsel as to specified matters.

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  No Acceleration of Vesting or Rights under Certain Securities. Our board of directors must not have made any determination that could result in the acceleration of vesting or other rights under outstanding options or warrants to purchase shares of our common stock or in an accelerated payment under such options.

  •
  Appointment of Directors. We must have taken all action necessary to effect the appointment of Pequot's and our new chief executive officer's designees for directors pursuant to the terms of the shareholders' agreement.

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  Cross-Receipt. We must have executed a cross-receipt acknowledging our delivery to Pequot of the Series A-1 Preferred Stock and warrants purchased by Pequot, and our receipt of the purchase price for such securities.

  •
  Amendment of Bylaws. We must have amended our bylaws as specified in the Pequot purchase agreement.

  •
  Capitalization Table. We must have delivered to Pequot an updated table showing our capitalization as of the Series A-1 Preferred Stock closing date and giving effect to the issuance and sale of the Series A-1 Preferred Stock and related warrants.

  •
  Kaufman Bros. Fairness Opinion. We must have delivered to Pequot the fairness opinion rendered by Kaufman Bros. and any updates to such fairness opinion.

  •
  Benefit Partners. Fairness Opinion. We must have delivered to Pequot the fairness opinion rendered by Benefit Partners and any updates to such fairness opinion.

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  Listing on Stock Exchange. Our common stock must be listed on The Nasdaq Stock Market, a national securities exchange or the over-the-counter bulletin board (or comparable trading system).

  •
  Reservation of Securities. We must have authorized and reserved for issuance the shares of our common stock issuable upon conversion of the Series A Preferred Stock and exercise of the warrants being issued and sold to Pequot.

        We also will be required to comply with these conditions to purchase with respect to issuances and sales of any Series A-2 Preferred Stock and Series A-3 Preferred Stock, except that, for each issuance and sale of Series A-2 Preferred Stock and/or Series A-3 Preferred Stock, we must provide Pequot with revised disclosure schedules and, with respect to any issuance and sale of Series A-3 Preferred Stock, we also must have filed a certificate of amendment to our certificate of incorporation with the Secretary of State of New York setting forth the designations, rights and preferences of the subseries of Series A-3 Preferred Stock being then sold, and such certificate must be in full force and effect.

Conditions to Sale

        Our obligation to issue and sell any Series A Preferred Stock and related warrants to Pequot is subject to the satisfaction of the following conditions on or before the closing of such issuance and sale. We may (but are not required to) elect to waive any of these conditions and proceed with such closing.

  •
  No Breach of Representations and Warranties; Compliance with Conditions. The representations and warranties of Pequot contained in the Pequot purchase agreement must be true and correct in all material respects and Pequot must have complied with all conditions contained in the Pequot purchase agreement that are required to be complied with by Pequot prior to such closing.

  •
  Consents and Approvals. All consents, approvals and authorizations required to be obtained from governmental authorities or third parties to consummate the Pequot transaction must have been obtained, our shareholders must have approved the Pequot transaction and adopted the amendments to our certificate of incorporation as set forth in "Proposal Number 2: Adoption of Amendments to Our Certificate of Incorporation with Respect to Our Authorized Capitalization," and "Proposal Number 3: Adoption of Amendments to Our Certificate of Incorporation with Respect to Corporate Governance," and the consummation of the Pequot transaction must not violate any applicable law.

  •
  Delivery of Documents. Pequot must have executed and delivered the shareholders' agreement and the registration rights agreement.

  •
  Delivery of Purchase Price. Pequot must have delivered to us the purchase price for the Series A Preferred Stock and related warrants being issued and sold at such closing.

  •
  Cross-Receipt. Pequot must have executed a cross-receipt acknowledging our delivery to Pequot of the Series A Preferred Stock and warrants purchased by Pequot, and our receipt of the purchase price for such securities.

Covenants

        The Pequot purchase agreement contains affirmative and negative covenants and agreements, some of which were effective as of the execution of the Pequot purchase agreement, and some of which will become effective as of the Series A-1 Preferred Stock closing.

Affirmative Covenants Effective Upon Execution

        Our affirmative covenants effective upon the execution of the Pequot purchase agreement include those described below.

  •
  Reporting Requirements. We are required to deliver to Pequot complete and signed copies of each of our Forms 10-K and 10-Q and annual audited financial statements, including a consolidated balance sheet and consolidated statements of income, cash flows and changes in shareholders' equity, no later than five business days following the filing of such annual and quarterly reports with the SEC. The annual financial statements must be accompanied by an opinion of our independent accountants that such financial statements present fairly in all material respects our financial position as of the end of the applicable fiscal year and our results of operations, cash flows and changes in shareholders' equity, in accordance with generally accepted accounting principles. The independent accountants' opinion is required to be free from exception or qualification, including a "going concern" opinion.

  •
  Reports and Information. We must deliver to Pequot such accountant management reports, accountant letters and other information related to our business operations, properties and financial condition as Pequot may reasonably request.

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  Visitation and Inspection Rights. Pequot will have the right to visit our facilities at reasonable times and upon reasonable notice, to inspect our properties and assets, to examine our books and records and to discuss the affairs of our company with our officers, employees and independent accountants.

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  Insurance. We are required to maintain insurance customary for businesses similar to ours.

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  Payment of Taxes and Other Charges. We are required to pay when due taxes and other charges that might otherwise result in a lien against us or our assets, unless such taxes or charges are being contested in good faith and we have provided for appropriate reserves.

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  Corporate Status; Governmental Approvals; Maintenance of Properties. We and our subsidiaries are required to maintain our and their corporate status and their qualification and good standing in required jurisdictions, to keep all governmental approvals necessary for the consummation and performance of the Pequot transaction and the Pequot transaction documents and to maintain their properties and assets in good working condition and necessary licenses and other rights in full force and effect.

  •
  Financial Accounting Practices. We are required to keep accurate books and records and to maintain sufficient internal accounting control systems for purposes of record keeping and preparation of financial statements in accordance with generally accepted accounting principles.

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  Notice of Certain Events. We are required to notify Pequot promptly of certain events, any pending or threatened action, suit or proceeding before a governmental authority against or effecting our company, any material violation of any material agreement, claims made or threatened or acts or events that could give rise to claims relating to environmental matters and claims made or threatened or events that could give rise to claims relating to government contracts and bids.

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  Payment of Obligations. We must pay all sums required to be paid to Pequot under the Pequot transaction documents and to comply with the terms of the Pequot transaction documents, which include payments to Pequot of up to $75,000 in connection with the Series A-1 Preferred Stock closing and up to $20,000 in connection with each other Series A Preferred Stock closing, as reimbursements for Pequot's legal expenses.

Post-Closing Covenants

        We are also subject to certain post-Series A-1 Preferred Stock closing covenants under the Pequot purchase agreement, in addition to the affirmative and negative covenants described above, including the matters listed below.

  •
  Registration Obligations. We are obligated to file a registration statement with the SEC, within 60 days after the Series A-1 Preferred Stock closing, registering for resale all of the shares of common stock issuable upon conversion of the Series A Preferred Stock and warrants. We are obligated to use our reasonable best efforts to cause such registration statement to become effective within 150 days of the Series A-1 Preferred Stock closing date and to keep the registration statement effective until all of such common stock is sold or is able to be sold pursuant to SEC Rule 144(k). We refer you to the section of this proxy statement entitled "—Terms of Registration Rights Agreement" for further information concerning our registration obligations.
  •
  Restrictions on Issuances of Options and Warrants. Until the date of the Series A-1 Preferred Stock closing, we are restricted from authorizing the issuance of any of our capital stock, except for shares of capital stock issuable upon the exercise of options and warrants outstanding as January 29, 2004 or granted after such date and approved by our board of directors.

  •
  Restrictions on Dispositions. Until the date of the Series A-1 Preferred Stock closing, we are restricted from consummating a merger, acquisition or sale of all or substantially all of our assets.

Indemnification

        Pequot and our company are obligated, by the terms of the Pequot purchase agreement, to indemnify each other and their and our respective officers, directors, employees and representatives with respect to losses, damages and expenses incurred by the other as a result of the breach of its representations, warranties, covenants or agreements. There is no maximum aggregate amount of such indemnity obligations.

Survival of Representations and Warranties

        Representations and warranties made under the Pequot purchase agreement, generally, are deemed to survive the execution of the agreement and the Series A-1 Preferred Stock closing until two years following the Series A-1 Preferred Stock closing date, with respect to the Series A-1 Preferred Stock, and eighteen months following each subsequent sale of Series A Preferred Stock, with respect to such Series A Preferred Stock, but in no event earlier than the second anniversary of the Series A-1 Preferred Stock closing date.

Expenses

        We are responsible for our costs and expenses incurred in connection with the Pequot transaction, whether or not the Series A-1 Preferred Stock closing occurs. We are also required to reimburse Pequot for Pequot's reasonable costs and expenses incurred in connection with the Pequot transaction, up to a maximum of $75,000, with respect to the Series A-1 Preferred Stock closing, and up to a maximum of $20,000, with respect to each subsequent Series A Preferred Stock closing.

Confidentiality

        Pequot has agreed to keep confidential information with respect to our company furnished pursuant to the Pequot purchase agreement and Pequot transaction documents, except for information that becomes publicly available or is required to be disclosed pursuant to law or legal proceedings.

Termination

        The Pequot purchase agreement may be terminated any time prior to the Series A-1 Preferred Stock closing date by Pequot, if approval of the Pequot transaction by our shareholders is not obtained by July 1, 2004 or if we are in material breach of the Pequot purchase agreement. We may terminate the Pequot purchase agreement at any time prior to the Series A-1 Preferred Stock closing date, if Pequot is in material breach of the Pequot purchase agreement. In addition, the Pequot purchase agreement may be terminated by mutual agreement of the parties at any time.

Break-Up Fees

        We are obligated to pay Pequot a fee of $150,000 if the Series A-1 Preferred Stock closing does not occur due to a determination by our board of directors that consummation of the Pequot transaction conflicts with the board's fiduciary duties under applicable law or if Pequot terminates the purchase agreement due to our material breach. Pequot also is obligated, under the Pequot purchase agreement, to pay us a fee of $150,000, if the Series A-1 Preferred Stock closing does not occur because Pequot does not consummate the Pequot transaction for any reason other than our failure to comply with our obligations under the Pequot purchase agreement or to satisfy the conditions to Pequot's closing obligations.

Terms of the Series A Preferred Stock

Rank

        The Series A Preferred Stock will rank:

  •
  junior to any other class or series of our capital stock created after the Series A-1 Preferred Stock closing that specifically ranks senior to the Series A Preferred Stock with respect to dividend, redemption, liquidation and other rights;

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  senior to our common stock with respect to dividend, redemption, liquidation and other rights;

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  senior to any class or series of our capital stock created after the Series A-1 Preferred Stock closing that does not specifically rank senior to or on parity with the Series A Preferred Stock with respect to dividend, redemption, liquidation and other rights; and

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  on parity with any class or series of our capital stock that specifically ranks on parity with the Series A Preferred Stock with respect to dividend, redemption, liquidation and other rights.

        So long as 30% of the Series A Preferred Stock issued by us remains outstanding, we will not be permitted to issue any class or series of our capital stock senior to or on parity with the Series A Preferred Stock without the prior written consent of the holders of a majority of the outstanding Series A Preferred Stock.

Dividend Rights

        Holders of the outstanding Series A Preferred Stock are entitled to receive cumulative dividends on the Series A Preferred Stock, at the per annum rate of 6% of the applicable Series A Preferred Stock purchase price. No portion of the applicable purchase price is being assigned to the warrants sold with the Series A Preferred Stock for the purposes of determining the applicable dividend rate.

Accordingly, the purchase price of the Series A-1 Preferred Stock is $2.15 per share, the purchase price of the Series A-2 Preferred Stock is $2.75 per share and the purchase price of the Series A-3 Preferred Stock will be between $3.25 and $5.00 per share, for the purposes of determining the applicable dividend rate. The applicable purchase price for each subseries of Series A-3 Preferred Stock will be determined based on the "market price" of our common stock at the time of the issuance and sale of such subseries. The market price will be equal to the arithmetic average of the daily volume-weighted average prices of our common stock over the twenty consecutive trading days ending on the trading date immediately preceding the closing date of the issuance and sale of the subseries.

        No dividends will accrue prior to the second anniversary of the Series A-1 Preferred Stock closing date. Thereafter, dividends are payable semi-annually.

        Dividends will be payable in cash; provided, however, that we will have the right, with respect to dividends accruing during the period commencing on the second anniversary of the Series A-1 Preferred Stock closing date and ending on the fourth anniversary of the Series A-1 Preferred Stock closing date, to pay dividends in the form of additional shares of Series A Preferred Stock valued at the applicable Series A Preferred Stock purchase price (as may be adjusted to reflect stock splits, combinations and similar events).

        Holders of the Series A Preferred Stock are entitled to receive such dividends:

  •
  immediately after the payment of any dividends on securities ranking senior to the Series A Preferred Stock pursuant to our certificate of incorporation;

  •
  prior to the payment of any dividends on securities ranking junior to the Series A Preferred Stock pursuant to our certificate of incorporation; and

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  at the same time as the payment of any dividends on securities having parity ranking to the Series A Preferred Stock pursuant to our certificate of incorporation.

        All classes of Series A Preferred Stock shall have the same parity ranking and dividends on the Series A Preferred Stock shall be paid on a pari passu basis.

Liquidation Rights

        Upon any liquidation, dissolution or winding up of our company, whether voluntary or involuntary, the holders of outstanding Series A Preferred Stock will be entitled to be paid out of our assets available for shareholders, after any distributions with respect to securities ranking senior to the Series A Preferred Stock as required by our certificate of incorporation, prior to any distributions with respect to securities ranking junior to the Series A Preferred Stock as required by our certificate of incorporation and together with distributions with respect to securities ranking on parity with the Series A Preferred Stock. We have no outstanding securities ranking senior or on parity with the Series A Preferred Stock and our ability to issue securities that would rank senior or on parity with the Series A Preferred Stock is limited.

        The amount to be so paid per share of Series A Preferred Stock shall be equal to the sum of the applicable Series A Preferred Stock purchase price, as adjusted for stock splits, stock dividends and similar events, plus any accrued but unpaid dividends on the Series A Preferred Stock. Certain mergers or consolidations involving our company, as well as sales of all or substantially all of our capital stock or assets will be deemed to be a liquidation, dissolution or winding up unless the holders of a majority of the then outstanding Series A Preferred Stock elect not to treat such transactions as liquidation events.

        If the amounts payable with respect to the Series A Preferred Stock and securities ranking on parity with the Series A Preferred Stock upon any liquidation, dissolution or winding up are not paid in full, then the holders of the Series A Preferred Stock and the holders of such parity securities will share ratably in any distribution of assets, based on the full liquidation amounts to which each such series of stock is entitled.

Voting and Approval Rights

        Holders of Series A Preferred Stock will be entitled to vote on actions to be taken by our shareholders together with all other classes and series of our voting stock as a single class, except as otherwise provided by applicable law or as described below. Each share of Series A Preferred Stock is entitled to the number of votes equal to the number of shares of our common stock into which such share of Series A Preferred Stock is convertible. Initially, each share of Series A Preferred Stock will be entitled to one vote.

        As long as 30% of the shares of Series A Preferred Stock remain outstanding, we may not take any of the following actions without first obtaining the written consent of the holders of a majority of the Series A Preferred Stock outstanding:

  •
  merge or consolidate with one or more entities or sell all or substantially all of our assets;

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  make an acquisition or series of related acquisitions for aggregate consideration greater than $10 million;

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  make any change or amendment to our certificate of incorporation or bylaws that adversely affects the voting powers, preferences or other rights of the Series A Preferred Stock, except that we may make appropriate amendments to our certificate of incorporation in connection with any issuance and sale of a subseries of Series A-3 Preferred Stock;

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  issue any equity securities ranking senior to or in parity with the Series A Preferred Stock as to dividend rights, redemption rights, liquidation preference and other rights;

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  pay any dividends on our capital stock, except for dividends on the Series A Preferred Stock;

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  our liquidation, dissolution, recapitalization or reorganization;

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  borrow funds, in one borrowing or a series of related borrowings, in an amount exceeding $1 million, other than revolving lines of credit provided by lenders based upon our accounts receivable and customary floor plan financings not to exceed $13.3 million and renewals or replacements of our existing lines of credit and floor plan financings; and

  •
  redeem or repurchase any of our capital stock, except for repurchases of employee common stock upon termination of employment pursuant to employment agreements effective at the time of the Series A-1 Preferred Stock closing.

Conversion

        General.    Shares of Series A Preferred Stock are convertible by their holders, at any time, into shares of our common stock, initially at a rate of one share of our common stock for every share of Series A Preferred Stock, reflecting an initial conversion price equal to the applicable Series A Preferred Stock purchase price. The conversion price of the Series A Preferred Stock is subject to adjustment as described below.

        Automatic Conversion.    The Series A Preferred Stock automatically will convert into shares of our common stock, if, at any time following eighteen months from the most recent Series A Preferred Stock closing date, the volume-weighted average closing price of our common stock over the immediately preceding 60 consecutive trading day period exceeds four times (4x) the applicable conversion price for the Series A Preferred Stock in effect at such time.

        Automatic conversion may only occur if we have a currently effective registration statement on file with the SEC covering the resale of the shares of our common stock issuable upon conversion of the Series A Preferred Stock and upon the exercise of the warrants and such shares are listed on The Nasdaq Stock Market, a national stock exchange or an over-the-counter market bulletin board approved by the holders of a majority of the then outstanding shares of Series A Preferred Stock.

        Adjustment of Conversion Price.    The conversion price of the Series A Preferred Stock is subject to adjustment for specified events to be described in our certificate of incorporation, including stock splits, reclassifications and reorganization, issuance of stock dividends, mergers and certain sales of assets and certain issuances of our common stock or other securities convertible into or exercisable for our common stock at prices that are or are deemed to be below the applicable Series A Preferred Stock conversion price at the time of such issuance.

Preemptive Rights

        Holders of the Series A Preferred Stock and of our common stock issuable upon conversion of Series A Preferred Stock will, subject to restrictions contained in our amended and restated certificate of incorporation, be entitled to purchase their respective pro rata share of any private equity offering we may conduct after the Series A-1 Preferred Stock closing.

Certain New Provisions to Our Certificate of Incorporation

        The Pequot purchase agreement requires us to amend our certificate of incorporation to include provisions with respect to:

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  changing our corporate name to "MTM Technologies, Inc.;"

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  increasing the authorized number of shares of our common stock to 80 million;

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  authorizing the Series A Preferred Stock;

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  authorizing a series of "blank check" preferred stock;

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  limiting the personal liability of our directors to us and our shareholders for breaches of their fiduciary duties;

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  recognizing our right to indemnify our directors, officers and other corporate personnel;

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  permitting our shareholders to act by less than unanimous written consent; and

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  permitting adoption of plans of merger and/or consolidation, and the disposition of all or substantially all of our assets, by majority vote of our shareholders.

        We refer you to "Proposal Number 2: Adoption of Amendments to Our Certificate of Incorporation" of this proxy statement for a discussion of these amendments.

Terms of the Warrants

        Each warrant issued in connection with the issuance and sale of Series A Preferred Stock shall expire on the fourth anniversary of the closing date of the issuance and sale of such Series A Preferred Stock. The warrants are exercisable, at any time, to purchase one share of our common stock for every five shares of Series A Preferred Stock issued and sold. The initial exercise price of warrants issued in connection with the issuance and sale of Series A-1 Preferred Stock shall be $2.46 per share; the initial exercise price of warrants issued in connection with the issuance and sale of Series A-2 Preferred Stock shall be $3.44 per share; and the initial exercise price of warrants issued in connection with the issuance and sale of each subseries of Series A-3 Preferred Stock shall be 125% of the per share purchase price of such series of Series A-3 Preferred Stock (assuming no value is assigned to the warrants sold with such subseries of Series A-3 Preferred Stock). The exercise price of all warrants shall be subject to adjustment for stock splits, stock dividends and similar events.

Terms of the Registration Rights Agreement

        General.    A registration rights agreement, among Pequot, Howard A. Pavony and Steven Rothman and us, will be executed and delivered at the Series A-1 Preferred Stock closing. The securities that are the subject of the registration rights agreement shall be:

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  the shares of our common stock issuable upon conversion of the Series A Preferred Stock and exercise of the warrants and all other shares of our common stock owned from time to time by the Pequot; and

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  certain of the shares of our common stock owned by Messrs. Pavony and Rothman.

        We refer to these shares of common stock in this proxy statement as the "registrable securities."

        Registration of the Registrable Securities.    Under the registration rights agreement, we shall agree to:

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  prepare and file with the SEC, within 60 days following the Series A-1 Preferred Stock closing date, a registration statement on under the Securities Act to permit a public offering and resale of the registrable securities under the Securities Act on a continuous basis;

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  use our reasonable best efforts to cause the registration statement to be declared effective by the SEC within 150 days following the Series A-1 Preferred Stock closing date;

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  cause such registration statement to remain effective until such time as all of the registrable securities are sold or the holders of the registrable securities are entitled to rely on Rule 144(k) under the Securities Act for sales of their registrable securities without registration under the Securities Act and without compliance with the public information, sales volume, manner of sale or notice requirements of Rule 144(c), (e), (f) or (h) under the Securities Act; and

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  pay the registration expenses of the holders of the registrable securities that are included in the registration statement.

        We will file amendments to such registration statement or additional registration statements, if, due to adjustments in conversion prices or similar events, the number of shares covered by such registration statement is less than the number of registrable securities, so that all of the registrable securities are included in a registration statement.

        Piggyback Registration Rights.    We will also grant Pequot piggyback registration rights under the registration rights agreement. These piggyback rights will require us to:

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  notify the holders of registrable securities at least twenty days prior to the anticipated filing date, whenever we propose to register any of our securities in an offering under the Securities Act, subject to certain exemptions described in the registration rights agreement;

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  include in any registration statement relating to an underwritten offering, subject to certain restrictions (including specified underwriter cutbacks), and on a pro rata basis, all registrable securities with respect to which we have received a request for inclusion; and

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  pay the registration expenses of the holders of the registrable securities that are included in the piggyback registration.

        Lock-Up Agreements.    Each holder of registrable securities, if so requested by the managing underwriter of an underwritten offering, agrees not to sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction of, any of our securities held by such holder, other than those included in the registration or dispositions in private transactions for a 30 day period (or such longer period requested by the managing underwriter which shall in no event exceed 90 days) after the effective date of any registration pursuant to the registration rights agreement, unless the managing underwriter agrees otherwise. It is a condition to the imposition of such lock-up restriction that all of our executive officers, directors and 10% shareholders and all other persons with registration rights are bound by similar restrictions on transfer and that such restrictions have not been waived, in whole or part, with respect to our executive officers, directors and 10% shareholders.

Terms of the Shareholders' Agreement

        The shareholders' agreement will be entered into at the Series A-1 Preferred Stock closing among Pequot, Howard A. Pavony, our current president and chief executive officer, Steven H. Rothman, our chairman of the board and chief financial officer, and us. We refer to Pequot and Messrs. Pavony and Rothman in this subsection each as a "voting shareholder."

        Pursuant to the provisions of the shareholders' agreement, each voting shareholder shall vote, or cause to be voted, all securities owned by such voting shareholder, or over which such voting shareholder has voting control, so as to fix the number of our directors at eleven, and to nominate and elect the following persons as directors of our company:

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  the new chief executive officer which we shall employ immediately following the Series A-1 Preferred Stock, Francis J. Alfano;

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  three persons designated by Pequot or its assignees; provided, however, that if Pequot and its assignees own less than 75% of the Series A Preferred Stock Pequot originally purchased (or the shares of our common stock issuable upon conversion of such Series A Preferred Stock) but at least 33 1/3 of such securities, two such persons, and if Pequot and its assignees own less than 33 1/3 of such securities, one such person;

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  Mr. Pavony;

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  Mr. Rothman;

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  three "independent" persons, within the meaning of independent under the Marketplace Rules of The Nasdaq Stock Market, initially to be designated by our current board of directors (which we refer to in this section as the "continuing board members"), and, with respect to each subsequent election of directors, to be designated by a nominating and corporate governance committee, each of whom shall not be affiliates of Pequot or Pequot's assignees or the holder of any registrable securities; and

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  two additional independent persons to be selected by the new chief executive officer and reasonably acceptable to both Pequot and the continuing board members.

        Pequot has advised us that the three persons they have designated are Gerald A. Poch, Richard R. Heitzmann and Amish Jani to be its designees. Our continuing board members have advised us that they have selected Arnold Wasserman, William Lerner and Alvin Nashman, each currently a director of our company, as their designees. Mr. Alfano has not advised us of his designees. Accordingly, immediately following the Series A-1 Preferred Stock closing, we may have two vacant seats on our board. We know of no reason why any of the nine known proposed members of the board following the Series A Preferred Stock closing will be unable or unwilling to serve as a director.

        The obligation of the voting shareholders under the shareholders' agreement will expire on the fifth anniversary of the Series A-1 Preferred Stock closing. The obligation of Pequot to vote for both Messrs. Pavony and Rothman will expire on the second anniversary of the Series A-1 Preferred Stock closing. Between the second and third anniversaries of the Series A-1 Preferred Stock closing, Pequot will be required to vote for only one of Messrs. Pavony and Rothman, as determined by our independent directors or a nominating committee composed of independent directors only, with the person that is not a director being granted observer rights during such period. In addition, Pequot's obligation to vote for either Messrs. Pavony and Rothman will immediately terminate if such person has been terminated for specified "cause" or has voluntarily terminated his employment other than for "good reason." Messrs. Pavony's and Rothman's obligation to vote for Pequot's designees shall terminate if (a) Pequot or its assignees own less than 10% of the Series A Preferred Stock (or shares of our common stock issuable upon conversion of such Series A Preferred Stock) that Pequot originally purchased or (b) if such person owns less than 10% of the number of shares of our common stock currently owned by such person.

        The shareholders' agreement will also contain provisions granting Pequot certain rights of first refusal and tag-along rights with respect to any dispositions by Messrs. Pavony and Rothman of their shares of our common stock.

New Employment Agreements for Howard A. Pavony and Steven H. Rothman

        The Pequot purchase agreement requires us to enter into new employment agreements with each of Howard Pavony, our current president and chief executive officer, and Steven H. Rothman, our current chairman of the board and chief financial officer. These new employment agreements will be executed and become effective as of the Series A-1 Preferred Stock closing date.

        We will pay each of Messrs. Pavony and Rothman a signing fee of $300,000 for entering into these new employment agreements, which will supercede current employment arrangements we have with the two executive officers. The signing fee will be payable as follows: $100,000 immediately and $200,000 deposited into a "rabbi trust" for the benefit of Messrs. Pavony and Rothman. The rabbi trust will pay each of the executives $100,000 on each of the first two anniversaries of the Series A-1 Preferred Stock closing date, subject to the executive not having been terminated for "cause" or voluntarily terminated his employment with us for any reason other than for "good reason," terms we define below.

        Each of the new employment agreements also will provide for an immediate payment to the executive of $300,000 as consideration for agreeing to certain non-competition provisions, which will potentially limit the executive's future employment opportunities and compensation by other entities, and other restrictive covenants. The non-competition provisions will prohibit the executive from engaging in any "business activity," whether as an employee, consultant, director, a 5% or greater owner or independent contractor, within specified distances of any of our company offices. Business activity is defined in the employment agreements as any business activity that we presently conduct or conduct at any time during the term of the employment agreement, including acting as a middle market information technology service provider focused on network management and monitoring, LAN-WAN broadband, security, storage and messaging. The executive will also be prohibited from soliciting the termination of employment of any of our or our affiliates' employees or from soliciting any of our or our affiliates' customers, partners, resellers, vendors or suppliers. These prohibitions will be effective for the term of the executive's employment agreement and for a period of:

  •
  one year thereafter, if we do not agree to renew his employment following the initial term of the employment agreement; or

  •
  two years thereafter, if the executive does not agree to renew his employment following the initial term of the employment agreement or the executive's employment is terminated for any reason.

        The employment agreements will each be for an initial term of three years. The term of each employment agreement will be automatically renewed for additional one year terms provided that neither the executive nor we elect not to renew by giving at least one year prior written notice of non-renewal.

        Mr. Pavony will be engaged, under his employment agreement, as our president and chief operating officer with duties to include sales and marketing and product management. Mr. Rothman will be engaged, under his employment agreement, as our executive vice president with primary responsibility for mergers and acquisitions integration. Both executives will report to our new chief executive officer, Francis J. Alfano.

        Both executives will receive an annual base salary of $265,000 with increases as determined by our board of directors. The executives also will receive such bonuses as determined by our board.

        We will have the right, under their respective new employment agreements, to terminate the executives for "cause." Cause is defined in the employment agreements as:

  •
  the executive's failure to substantially perform his services hereunder which results in material harm to our company, including the failure to comply in any material manner with the policies, rules or directives of our board;

  •
  the executive's performance of any material act of fraud or dishonesty in connection with the performance of his duties;

  •
  the executive's gross negligence or willful misconduct in the performance of his duties;

  •
  the Executive's conviction for, or plea of nolo contendere to, a felony or misdemeanor resulting in a jail sentence or any crime involving moral turpitude (which event is not deemed a termination for cause under the shareholders' agreement); or

  •
  any material breach by the executive of his restrictive covenants regarding disclosure of confidential information, work products non-competition and non-solicitation.

        The executives will have the right, under their respective new employment agreements, to terminate their employment for good reason. Good reason is defined in the employment agreements as:

  •
  a reduction by us of the executive's base salary or a material adverse change in his duties or responsibilities; or

  •
  the relocation, without the executive's prior written consent, of the executive's principal place of business initially Valley Cottage, New York, beyond 50 miles from its current location.

        In the event of a termination of the executive's employment by us other than for cause, by the executive for good reason, or as a result of death or permanent and total disability, we shall pay the executive, or his legal representative and provide him with a continuance of his salary at 100% of his then current base salary, as a severance payment, for a period equal to the longer of:

  •
  one year from the date of termination of the executive's employment or

  •
  the period ending on the last day of the initial term,

which severance payments the executive shall have the option to be paid in one lump-sum cash payment. In addition, the executive will be entitled to continued health benefits and a cash allowance discussed below during the severance period.

        The impact of the executive's termination of employment on stock options held by the executive shall be governed by the applicable stock option agreement. All new option grants to the executives shall provide that, if the executive is terminated without cause, or for good reason, such option shall vest immediately.

        In the event that the executive's employment is terminated by us for cause, or by the executive other than for good reason, we shall pay the executive, or his legal representative, any earned but unpaid salary and any unreimbursed expenses through the executive's final day of employment. No other amounts shall be payable to the executive in such circumstances.

        Each of the new employment agreements also shall provide that we shall indemnify the executive to the fullest extent permitted by law and by our certificate of incorporation and bylaws and shall assure that the executive is covered by our directors' and officers' insurance policies and any other insurance policies that protect employees as in effect from time to time.

        We will enter into separate letter agreements with the two executives contemporaneously with the effectiveness of the new employment agreements. These letter agreements provide that:

  •
  the executive will assume our obligations under the automobile lease which we currently maintain for the executive's benefit, in consideration for which we will provide the executive with a monthly automobile allowance of $1,800 for an eighteen month period or until the executive's employment is terminated; and

  •
  we will assign to the executive the life insurance policy which we currently maintain for the executive's benefit, as well as any cash surrender value of such policy, in consideration for which we will have no further obligations or liabilities with respect to such policy.

        Our current employment arrangements with each of Messrs. Pavony and Rothman, which will be terminated and superceded by the new employment agreements upon the issuance and sale of the Series A-1 Preferred Stock, provide for terms which expire on September 30, 2004. Each of the employment arrangements provide for an annual salary of $265,000, plus performance bonuses based upon our attainment of specified levels of pre-tax income. The bonuses are $5,000, plus 5% of our pre-tax income in excess of $400,000 and 6% of our pre-tax income in excess of $500,000. Each of the bonuses may not exceed 60% of the executive's salary. Each executive is entitled, under his current employment arrangement, to an automobile the costs for which we are responsible, and another automobile the lease and related costs for which the executive is required to reimburse us. We also currently maintain a $1,000,000 life insurance policy on each executive's life, payable to the beneficiaries named by the executive, and maintain disability insurance for the benefit of each executive which will pay $150,000 per annum to him in the event of his permanent disability. The current employment arrangements further entitle each executive to receive 2.9 times his annual salary as then in effect if the executive is terminated following a change in the control of our company.

Emploment of a New Chief Executive Officer

        A condition to the issuance and sale of the Series A-1 Preferred Stock is that we hire Francis J. Alfano as our new chief executive officer. We intend to retain Mr. Alfano, effective as of the Series A-1 Preferred Stock closing date, pursuant to the terms of an employment agreement between Mr. Alfano and us. This employment agreement shall be substantially similar to the new executive employment agreements we intend to enter into with Howard A. Pavony and Steven H. Rothman, except Mr. Alfano shall receive a base salary of $225,000 per annum, increasing to $275,000 if the milestones and goals for the first year following the Series A-1 Preferred Stock closing date our board of directors establish have been met.

        Mr. Alfano is to be granted options to purchase an aggregate of 400,000 shares of our common stock at a purchase price equal to the greater of (a) $2.15 and (b) the closing bid price of our common stock on the date on which we sell and issue the Series A-1 Preferred Stock. We are obligated to grant Mr. Alfano another option to purchase up to an additional 100,000 shares of our common stock in the event that the closing bid price of our common stock on the Series A-1 Preferred Stock closing date exceeds $2.15, the number of shares subject to this additional option to be determined based on the difference between such closing bid price and $2.15.

        We have set forth below a table summarizing certain provisions of, and compensation arrangements under, Messrs. Pavony's and Rothman's current employment agreements and the Pavony/Rothman agreements.

Provision	Current Arrangements	Pavony/Rothman Agreements
Employment period	Currently, through September 1, 2004. Follows annual renewals under employment agreements originally entered into as of September 1, 1996.	Three years commencing as of the Series A-1 Preferred Stock closing date.
Duties/positions	Pavony—Chief Executive Officer and President. Rothman—Chairman of the Board and Chief Financial Officer.	Pavony—Chief Operating Officer and President, reporting to Chief Executive Officer. Rothman—Executive Vice President, reporting to Chief Executive Officer.
Base salary	$265,000.	$265,000.
Bonus	If fiscal year's pre-tax income is at least $400,000, $5,000, plus 5%of pre-tax income between $400,000 and $500,000, plus 6% of pre-tax income in excess of $500,000.	In discretion of board of directors and compensation committee, but consistent with our management bonus plan, if any.
Stock options	In discretion of compensation committee.	In discretion of board of directors and compensation committee.
Automobile benefit	Executive is provided with automobile compatible with position, at our sole cost (including maintenance, repairs, servicing, etc.).
Executive is provided with a monthly automobile allowance of $1,800 per month for first eighteen months of employment term, with executive responsible for all costs (including maintenance, repairs, servicing, etc.).
Life insurance
	We are to maintain a whole-life or minimum deposit life policy on life of executive with face value of $1 million; our expense limited to a maximum annual premium of $10,000 (otherwise face value reduced or the executive to pay additional premium to maintain face value); executive to designate beneficiary.	We are to assign currently existing whole-life insurance policy to executive with executive responsible for all future premium payments.
Signing bonus	None.
$300,000, of which $100,000 is to be paid on commencement of employment term with remaining $200,000 placed in a "rabbi trust" to be paid to executive in $100,000 installments on first and second anniversaries of commencement of employment term provided that executive remains in the employ of our company.

Non-compete payment	None.	$300,000.
Change of control payment	2.9 times executive's base salary (i.e., $768,500).	None.

        In addition, Messrs. Pavony and Rothman will each receive $150,000 under the shareholders' agreement as consideration for agreeing to certain restrictions on their voting rights and disposition of their respective equity interests in our company.

Amended and Restated Bylaws

        In connection with the issuance and sale of the Series A-1 Preferred Stock, and in accordance with the Pequot purchase agreement, we will be amending and restating our by-laws. As a result of these amendments, our by-laws will more accurately reflect our company's current policies and operations. The amended provisions will include provisions that:

  •
  special meetings of shareholders may be called by the chairman of our board of directors or a majority of our board, rather than our president or the holders of one-third (1/3) of the number of shares of our capital stock as set forth in our current bylaws;

  •
  notice of any meeting of our shareholders must be provided not less than ten days nor more than sixty days before such meeting, instead of not less than ten days nor more than fifty days before the meeting as set forth in our current bylaws;

  •
  the record date for any meeting of our shareholders shall be not less than ten days nor more than sixty days prior to the date set for the meeting, instead of not less than ten days nor more than fifty days before the meeting as set forth in our current bylaws;

  •
  describe specific procedures for conducting shareholders' meetings, including who shall act as chairman of each meeting and the items of business to be raised at each meeting;

  •
  shareholders may act by written consent if the written consent is signed by the holders of our outstanding stock having not less than the minimum number of votes that would be necessary to authorize such action at a meeting rather than a requirement that the consent be signed by all of the outstanding shares entitled to vote thereon;

  •
  the election and removal of our directors shall be subject to the terms of the shareholders' agreement and our certificate of incorporation and bylaws and be fixed from time to time by our board but in no event shall the number of directors be less than three;

  •
  special meetings of directors may be called by the chairman of our board of directors or our chief executive officer, rather than by our president, vice-president, secretary or any director as set forth in our current bylaws;

  •
  provide greater description of the duties, authority and responsibilities of our executive committee, including that the powers of the executive committee shall be subject to the shareholders' agreement;

  •
  describe the duties of the chairman of our board of directors, vice-chairman, chief executive officer and controller; and

  •
  contracts may be executed and delivered in the name of and on behalf of our company by any officer of our company.

Finder's Fee

        We will pay Robert Arnold and Amtech Associates a fee of $115,150, payable $70,000 in cash and the remainder in shares of our common stock, as consideration for his introduction of Pequot to us. Neither Mr. Arnold nor Amtech Associates participated in the negotiations of the terms of, or performed any other service on our behalf in connection with, the Pequot transaction.

Unaudited Pro Forma Consolidated Financial Information

        The following unaudited pro forma consolidated financial information is based on our historical consolidated financial statements. The unaudited pro forma consolidated balance sheet as of December 31, 2003, gives effect to the Pequot transaction as if it had occurred on December 31, 2003. The unaudited pro forma consolidated statements of operations for the nine months ended December 31, 2003, and the year ended March 31, 2003 give effect to the Pequot transaction as if it had occurred on April 1, 2002.

        We have assumed, for purposes of the following unaudited pro forma consolidated financial information, that only the Series A-1 Preferred Stock and related warrants to purchase 500,000 shares of our common stock are issued and sold for an aggregate purchase price of $7 million. The presentation also reflects the allocated fair value of the warrants to be issued with the Series A-1 Preferred Stock, as well as the allocated fair value of the rights to purchase the Series A-2 Preferred Stock and Series A-3 Preferred Stock.

        The unaudited pro forma information does not include any adjustments that would be required should Pequot exercise its right to purchase any Series A-2 Preferred Stock and/or Series A-3 Preferred Stock.

        Assumptions underlying the adjustments are described in the accompanying notes to the pro forma information, which should be read in conjunction with the pro forma information. The pro forma information should be read in conjunction with our historical financial statements and the accompanying notes to such historical financial statements. The unaudited pro forma consolidate financial information is presented for informational purposes only and does not purport to represent what our financial position or results of operations would actually have been had the Pequot transaction, as described above, in fact occurred on the dates specified, nor do they purport to project our financial position or results of operations for any future period or at any future date. All pro forma adjustments are based upon preliminary estimates and assumptions and are subject to revision upon completion of the Pequot transaction.

        We also refer you to the section of this proposal number 1 entitled "Common Stock Following Completion of the Pequot Transaction" for information concerning the number of shares of our common stock that are outstanding currently and upon completion of the Pequot transaction, based on assumptions set forth in such section.

Micros-To-Mainframes, Inc. and Subsidiaries
Pro Forma Consolidated Balance Sheet
December 31, 2003
(Unaudited)
(In Thousands)

	Historical	Notes(1)	Pro Forma Adjustments		Pro Forma
ASSETS
Current assets:
Cash	$50	(2)		$7,000	$
		(3)		(600)
		(4)		(1,500)		4,950
Accounts receivable—trade, net of allowance of $977	16,340					16,340
Inventories	1,571					1,571
Prepaid expenses and other current assets	739					739
Deferred income taxes, net of allowance of $314	23					23

Total current assets	18,723			4,900		23,623
Property and equipment, net	2,996					2,996
Goodwill	3,229					3,229
Other assets	266					266
Restricted cash		(4)		400		400

Total assets	$25,214			$5,300		$30,514

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Secured notes payable	$6,868		$			$6,868
Inventory financing agreement	3,502					3,502
Accounts payable and accrued expenses	3,431					3,431
Current portion of capitalized lease obligations	194					194

Total current liabilities	13,995					13,995
Deferred income taxes	23					23

Total liabilities	14,018					14,018

Shareholders' equity:
Preferred stock:
Series A-1 Preferred Stock		(2)		7,000
		(3)		(300)
		(5)		(600)
		(6)		(3,200)		2,900
Common stock	5					5
Additional paid-in capital	15,364	(5)		600
		(3)		(300)
		(6)		3,200		18,864
Accumulated deficit	(4,173)	(4)		(1,100)		(5,273)

Total shareholders' equity	11,196			5,300		16,496

Total liabilities and shareholders' equity	$25,214			$5,300		$30,514

Micros-To-Mainframes, Inc. and Subsidiaries
Notes to Pro Forma Consolidated Balance Sheet
December 31, 2003
(Unaudited)

(1)
The pro forma consolidated balance sheet assumes that the Pequot transaction occurred on December 31, 2003.

(2)
Reflects the receipt of the estimated net proceeds of $7,000,000 from the sale of 3,255,814 shares of Series A-1 Preferred Stock and related warrants to purchase 500,000 shares of our common stock at an exercise price of $2.46 per share.

(3)
Reflects the payment of expenses incurred and to be incurred in connection with the consummation of the Pequot transaction. The expenses have been allocated between the Series A-1 Preferred Stock, the warrants and the rights to purchase the Series A-2 Preferred Stock and Series A-3 Preferred Stock.

(4)
Reflects the required up-front payments to Howard A. Pavony and Steven H. Rothman under their respective new employment agreements and the shareholders' agreement, and the funding of the rabbi trust to be created.

(5)
Reflects the allocated fair value of the warrants issued with the Series A-1 Preferred Stock.

(6)
Reflects the allocated fair value of the rights to purchase the Series A-2 Preferred Stock and Series A-3 Preferred Stock.

We expect to use the net proceeds of the Pequot transaction to make acquisitions and, accordingly, have not reflected any payments to reduce outstanding debt.

This presentation does not include any adjustment for a beneficial conversion feature that would result if the market price of our common stock increases above $2.15 at the time the Series A-1 Preferred Stock is issued.

Micros-To-Mainframes, Inc. and Subsidiaries
Pro Forma Consolidated Statement of Operations
Year Ended March 31, 2003
(In thousands, except per share data)

	Historical	Notes (a)	Pro Forma Adjustments	Pro Forma
			(Unaudited)	(Unaudited)
Net revenue:
Products	$34,471		$	$34,471
Services and related products revenue	20,985			20,985

Total net revenue	55,456			55,456

Costs and expenses:
Cost of products sold	32,139			32,139
Cost of services provided and related products	13,272			13,272
Selling, general and administrative expenses	11,484	(b)(c)	425	11,909

Total costs and expenses	56,895		425	57,320

Other income	98			98
Interest expense	286			286

Loss before benefit for income taxes	(1,627)		(425)	(2,052)
Benefit for income taxes	(416)			(416)

Net loss available to common shareholders	$(1,211)		$(425)	$(1,636)

Net loss per common share:
Basic and diluted	$(0.26)			$(0.35)

Weighted average number of common shares outstanding:
Basic and diluted	4,734			4,734

Micros-To-Mainframes, Inc. and Subsidiaries
Notes to Pro Forma Consolidated Statement of Operations
Year Ended March 31, 2003
(Unaudited)

(a)
The pro forma consolidated statement of operations assumes that the Pequot transaction occurred on April 1, 2002.

(b)
Reflects the employment agreement of Mr. Alfano and the payments from the rabbi trust created in the new employment agreements with Messrs. Pavony and Rothman.

(c)
Does not include the non-recurring up front payments to Howard A. Pavony and Steven H. Rothman in the aggregate amount of $1.1 million under the Pavony/Rothman agreements.

Micros-To-Mainframes, Inc. and Subsidiaries
Pro Forma Consolidated Statement of Operations
Nine Months Ended December 31, 2003
(Unaudited)
(In thousands, except per share data)

	Historical	Notes (a)	Pro Forma Adjustments		Pro Forma
Net revenue:
Products	$30,573		$		$30,573
Services and related products revenue	13,335				13,335

Total net revenue	43,908				43,908

Costs and expenses:
Cost of products sold	29,065				29,065
Cost of services provided and related products	8,961				8,961
Selling, general and administrative expenses	7,635	(b)		319	7,954

Total costs and expenses	45,661			319	45,980

Other income	6				6
Interest expense	330				330

Net loss available to common shareholders	$(2,077)			$(319)	$(2,396)

Net loss per common share:
Basic and diluted	$(0.44)				$(0.51)

Weighted average number of common shares outstanding:
Basic and diluted	4,723				4,723

Micros-To-Mainframes, Inc. and Subsidiaries
Notes to Pro Forma Consolidated Statement of Operations
Nine Months Ended December 31, 2003
(Unaudited)

(a)
The pro forma consolidated statement of operations assumes that the Pequot transaction occurred on April 1, 2002.

(b)
Reflects the employment agreement of Mr. Alfano and the payments from the rabbi trust created in the new employment agreements with Messrs. Pavony and Rothman.

Common Stock Following Completion of the Pequot Transaction

        We set forth below the number of shares of our common stock outstanding as follows:

  •
  As actually outstanding as of the date of this proxy statement;

  •
  On a pro forma basis, assuming that:

  •
  that only the 3,255,814 shares of Series A-1 Preferred Stock and related warrants to purchase 500,000 shares of our common stock are issued and sold,

  •
  that such Series A-1 Preferred Stock is converted prior to the accrual of any dividends on such securities,

  •
  that such warrants are exercised in full, and

  •
  we issue no other shares of our common stock; and

  •
  On a pro forma, as adjusted basis, assuming that:

  •
  3,255,814 shares of Series A-1 Preferred Stock and related warrants to purchase 500,000 shares of our common stock are sold and issued,

  •
  2 million shares of Series A-2 Preferred Stock and related warrants to purchase 400,000 shares of our common stock are sold and issued prior to the second anniversary of the Series A-1 Preferred Stock closing date,

  •
  3,846,154 shares of Series A-3 Preferred Stock and related warrants to purchase 769,230 shares of our common stock are sold and issued prior to the second anniversary of the Series A-1 Preferred Stock closing date,

  •
  we issue an additional 408,631 shares of Series A-1 Preferred Stock in lieu of cash payments of dividends accrued on the Series A-1 Preferred Stock during the period between the second and fourth anniversaries of the Series A-1 Preferred Stock closing date,

  •
  we issue an additional 251,017 shares of Series A-2 Preferred Stock in lieu of cash payments of dividends accrued on the Series A-2 Preferred Stock during the period between the second and fourth anniversaries of the Series A-1 Preferred Stock closing date,

  •
  we issue an additional 482,724 shares of Series A-3 Preferred Stock in lieu of cash payments of dividends accrued on the Series A-3 Preferred Stock during the period between the second and fourth anniversaries of the Series A-1 Preferred Stock closing date,

  •
  all of the Series A-1 Preferred Stock so issued is converted into 3,664,445 shares of our common stock,

  •
  all of the Series A-2 Preferred Stock so issued is converted into 2,251,017 shares of our common stock,

  •
  all of the Series A-3 Preferred Stock so issued is converted into 4,328,878 shares of our common stock,

  •
  all of the warrants are exercised in full and paid for in cash, and

  •
  we issue no other shares of our common stock

Presently Outstanding	Pro Forma	Pro Forma, As Adjusted
4,723,052	8,478,866	16,636,622

Accounting Treatment

Series A Preferred Stock

        We will be required to allocate the proceeds from the sale of each series and subseries of Series A Preferred Stock and related warrants between the Series A Preferred Stock and related warrants and the rights to purchase the Series A-2 Preferred Stock and Series A-3 Preferred Stock based on their relative fair values. We will need to calculate the intrinsic value of the embedded beneficial conversion feature in accordance with EITF No. 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments, after allocating the Series A Preferred Stock proceeds. The amount of the beneficial conversion feature will be recorded as an increase to additional paid in capital, and a discount on the Series A Preferred Stock.

        The beneficial conversion feature in the Series A Preferred Stock will be calculated by comparing the embedded conversion price to the fair value of our common stock as of the commitment date, which will not occur until the issuance date of the Series A Preferred Stock. Any beneficial conversion amount computed will be accreted to the Series A Preferred Stock upon issuance. As a result, changes in the stock price of our common stock through the commitment date could have a material impact on the amount of the beneficial conversion feature and on our results of operations.

        The Series A Preferred Stock accrues dividends at 6% per annum payable semi-annual, commencing on the second anniversary of the Series A-1 Preferred Stock closing date. Therefore, we will accrue the dividends payable each applicable semi-annual period commencing two years following the Series A-1 Preferred Stock closing date. Both the accretion of and dividends on the Series A Preferred Stock will reduce net income attributable to our common shareholders.

Warrants and Rights

        As noted above, the warrants and rights to purchase the Series A-2 Preferred Stock and Series A-3 Preferred Stock will be recorded at their relative fair values. The fair values will be estimated using a fair value option pricing model.

New Executive Employment Agreements

        The new executive employment agreements provide for signing fees payable to Howard A. Pavony, our current president and chief executive officer, and Steven H. Rothman, our chairman of the board and chief financial officer, totaling $1.2 million, including the funds payable into a rabbi trust for the benefit of the two executives. A total of $800,000 of the consideration paid under these employment agreements will be recognized as an expense as of the Series A-1 Preferred Stock closing date. The remaining $400,000 will be amortized over the following two years.

Shareholders' Agreement

        The shareholders' agreement provides for payments to Howard A. Pavony, our current president and chief executive officer, and Steven H. Rothman, our chairman of the board and chief financial officer, totaling $300,000. The consideration paid will be recognized as an expense as of the Series A-1 Preferred Stock closing date.

Shareholder Approval

        We are seeking shareholder approval for Proposal Number 1 in order to comply with the Marketplace Rules of The Nasdaq Stock Market. These rules are applicable to us because our common stock is listed on Nasdaq.

        Section 4350 of the Marketplace Rules requires shareholder approval of certain transactions involving the sale, issuance or potential issuance by a Nasdaq company of its common stock or securities convertible into its common stock equal to 20% or more of the company's common stock outstanding immediately prior to such sale, issuance or transaction which could result in additional issuance of its common stock at prices below the market price or book value of such common stock. Section 4350 of the Marketplace Rules also requires shareholder approval of certain transactions which result in or have the potential to result in a change in the control of a Nasdaq-listed company.

        Immediately prior to the Series A-1 Preferred Stock closing, we anticipate that there will be a total of 4,723,052 shares of our common stock outstanding. We anticipate that we could issue up to 11,913,570 shares of our common stock if all of the Series A-1 Preferred Stock, including Series A Preferred Stock issued in lieu of cash dividends, and related warrants are issued and sold in accordance with the Pequot purchase agreement and all of such shares are converted and all of such warrants are exercised. This amount represents approximately 252.2% of our common stock that we anticipate will be outstanding prior to the Series A-1 Preferred Stock closing. Accordingly, shareholder approval of the Pequot transaction is required under the Marketplace Rules of The Nasdaq Stock Market.

Director and Executive Officer Information

        Our board of directors will be expanded immediately upon the Series A-1 Preferred Stock closing, as described above under "—Terms of the Shareholders' Agreement." We also anticipate retaining additional executive officers effective as of the Series A-1 Preferred Stock closing date. We set forth below certain information regarding our anticipated directors and executive officers following the Series A-1 Preferred Stock closing.

Directors

        Set forth below is a brief description of the background of each of our anticipated directors following the Series A-1 Preferred Stock closing, based on information provided to us by them. Francis J. Alfano, who will have the right under the shareholders' agreement to designate two independent board members, subject to the reasonable consent of Pequot and our current board, has not advised us of the two individuals he intends to designate for our board.

Name	Age	Principal Positions and Offices with our Company	Director Since
Steven H. Rothman	54	Current Chairman of the Board of Directors and Chief Financial Officer; Executive Vice President following the Series A-1 Preferred Stock closing	1986
Howard A. Pavony	52	Current Chief Executive Officer, President and a director; Chief Operating Officer following the Series A-1 Preferred Stock closing	1986
William Lerner*	69	Director	1995
Alvin E. Nashman*	76	Director	1998
Arnold J. Wasserman*†	66	Director	1998
Gerald A. Poch	56	Director	2004
Richard R. Heitzmann	31	Director	2004
Amish Jani	26	Director	2004
Francis J. Alfano	42	Chief Executive Officer and a director following the Series A Preferred Stock closings	2004

*
Current member of our audit, compensation, corporate governance and nominating and special committees.

†
Current lead independent director.

        Steven H. Rothman has served as our Chairman of the Board since September 2002. From May 1986 to August 2002, he served as our President. Mr. Rothman served as our Chief Executive Officer from September 1996 to August 2002 and as Co-Chief Executive Officer from May 1986 to August 1996. Following the Series A-1 Preferred Stock closing, Mr. Rothman will serve as our Executive Vice President.

        Howard A. Pavony has served as our Chief Executive Officer and President since September 2002. From September 1986 to August 2002, he served as our Chairman of the Board, and from May 1986 to August 1986 as Co-Chief Executive Officer and Vice President. Following the Series A-1 Preferred Stock closing, Mr. Pavony will serve as our President and Chief Operating Officer.

        William Lerner has served as chairman of our corporate governance and nominating committee since November 2003. Mr. Lerner has been engaged in the private practice of corporate and securities law in New York since 1961 and in Pennsylvania since 1990. Mr. Lerner is a director of Seitel, Inc., New York Stock Exchange listed company which develops and maintains a seismic data library for the oil and gas industry; Rent-way, Inc., New York Stock Exchange listed company engaged in the rental-purchase industry; and Cortland Trust, Inc., a money market mutual fund distributed primarily through securities brokerage firms and commercial banks.

        Arnold J. Wasserman has served as chairman of our audit committee since March 1999 and our lead independent director since June 2002. Mr. Wasserman has been a principal of Panda Financial Associates, Inc., a leasing/consulting firm, for the past 35 years. He is a director of Stratasys, Inc., a Nasdaq National Market listed company which manufactures rapid prototyping systems and materials, and serves as chairman of its audit committee.

        Alvin E. Nashman has served as chairman of our compensation committee since March 1999. He has been an independent consultant in the field of computer service for the past ten years.

        Gerald A. Poch has served as Managing Director of Pequot Capital Management, Inc., Pequot's investment manager/advisor, since January 2000. He is also a Managing General Partner of both Pequot Fund and Pequot Partners. From August 1998 through January 2000, he was a principal of Pequot Capital Management, Inc. and co-leader of Pequot's venture capital team. From August 1996 to June 1998 he was the Chairman, President and Chief Executive Officer of GE Capital Information Technology Solutions, Inc., a technology solutions provider. Prior to that, he was a founder, and served as Co-Chairman and Co-President, of AmeriData Technologies, Inc., a value-added reseller and systems integrator of hardware and software systems. Mr. Poch is also a director of Analex Corporation, Andrew Corporation, BriteSmile, Inc. and NETGEAR, Inc., each a publicly-traded company. In addition, Mr. Poch is a director of a number of private companies.

        Richard R. Heitzmann has served as a Senior Vice President at Pequot Capital Management, Inc., where he focuses on software and services investments, since January 2004. From June 2003 to January 2004, Mr. Heitzmann was Vice President of Corporate Development with First Advantage Corp., a public company involved in the risk mitigation industry. From November 2001 to June 2003 and prior to its merger with First Advantage, Mr. Heitzmann was the Senior Vice President of Corporate Development and a member of the board of directors of US Search.Com, Inc., a public company involved in the risk mitigation industry. From August 1999 to November 2001, Mr. Heitzmann served as a Vice President of Pequot Capital Management, Inc. Mr. Heitzmann served as an executive with Nationsbanc Montgomery Securities in its Private Equity Group from July 1998 to September 1998 and with Booz-Allen and Hamilton in its Financial Services and Healthcare Group from September 1997 to December 1997. Mr. Heitzmann was involved in turnaround situations and distressed investing as a financial analyst and associate at Houlihan Lokey Howard and Zukin from July 1994 to September 1997.

        Francis J. Alfano served as Chief Executive Officer, President and a director of Interliant, Inc., an Internet infrastructure business focused on collaboration, security, and managed hosting solutions from

August 2002 to June 2003. On August 5, 2002, Interliant filed for protection under title 11 of the U.S. Bankruptcy Code. Mr. Alfano led the restructuring of Interliant's businesses resulting in the ultimate sale of its operations. From May 2001 through July 2003, he served as Interliant's Chief Financial Officer. From December 1998 to May 2001, he was Interliant's Senior Vice President of Corporate Development, with responsibility for strategic business relationships and execution of all merger and acquisitions. Mr. Alfano served as Vice President of Business Development at G.E. Capital Information Technology Solutions, Inc., a technology solutions provider from July 1996 to December 1998. Mr. Alfano was Director of Taxes at AmeriData Technologies, Inc. from July 1994 to July 1996. Mr. Alfano began his career in public accounting and was a Senior Manager in the tax department of Ernst & Young from January 1991 to July 1994.

        Amish Jani is a Vice President at Pequot Capital Management, Inc., where he focuses on investments in infrastructure technologies. He joined Pequot Capital Management, Inc. as an associate in 2000.

Executive Officers

        Set forth below is a brief description of the background of each of our anticipated executive officers following the Series A-1 Preferred Stock closing who will not also serve on our board of directors, based on information provided to us by them.

Name	Age	Principal Positions and Offices with our Company
John F. Kohler	40	General Counsel
Alan Schwartz	60	Chief Financial Officer

        John F. Kohler is expected to be retained by our company as its General Counsel following the Series A-1 Preferred Stock closing. From May 2000 to January 2003, he served as Vice President—Mergers and Acquisitions for Interliant, Inc., a technology solutions provider, primarily responsible for Interliant's acquisition and restructuring activities. From May 1995 to April 2000, he was a corporate lawyer with Weil, Gotshal & Manges LLP, a law firm in New York, and from September 1993 to April 1995, he was a corporate lawyer with Jenkens & Gilchrist, P.C., a law firm in Dallas. Mr. Kohler served as an officer in the United States Army from May 1986 to September 1990.

        Alan Schwartz is a certified public accountant who is expected to be retained by our company as its chief financial officer following the Series A-1 Preferred Stock closing. Mr. Schwartz has served as Vice President -Finance for Interliant, Inc. from 1999 to 2003, where he managed financial and operational reporting for various domestic and international segments of the business. From August 1996 until joining Interliant, Mr. Schwartz was employed by GE Capital IT Solutions, last serving as Vice President—Financial Planning and Analysis. For four years prior to his serving at GE Capital IT Solutions, Mr. Schwartz was employed by AmeriData Technologies, Inc., last serving in the position of Vice President—Finance.

Committees of our Board of Directors

        Our board of directors has two standing committees—an audit committee and a compensation committee.

        Our audit committee currently is composed of William Lerner, Alvin E. Nashman and Arnold J. Wasserman, with Mr. Wasserman serving as its chairman. We believe that each of these committee members are "independent," within the meaning of such term under applicable law and the Marketplace Rules of The Nasdaq Stock Market, Inc. The audit committee is primarily concerned with the accuracy and effectiveness of the audits of our financial statements by our internal audit staff and by our independent auditors. Its duties include:

  •
  selecting and retaining the independent auditors, as well as ascertaining the auditors' independence;

  •
  reviewing the scope of the audits to be conducted, as well as the results of their audits;

  •
  approving non-audit services provided to our company by the independent auditors;

  •
  reviewing the organization and scope of our internal system of audit, financial and disclosure controls;

  •
  appraising our financial reporting activities, including our Annual Report on Form 10-K, and the accounting standards and principles followed; and

  •
  conducting other reviews relating to compliance by employees with our internal policies and applicable laws.

        Our compensation committee currently is composed of William Lerner, Alvin E. Nashman and Arnold J. Wasserman, with Mr. Nashman serving as its chairman. The duties of our compensation committee include recommending to the full board of directors remuneration to be paid our executive officers, determining the number and conditions to exercise of options granted pursuant to our various stock option plans and recommending the establishment of and monitoring a compensation and incentive program for all of our executive officers.

        Our corporate governance and nominating committee currently is composed of William Lerner, Alvin E. Nashman and Arnold J. Wasserman, with Mr. Lerner serving as its chairman. The duties of our corporate governance and nominating committee include overseeing that our board's policies, as well as that we are in compliance with all applicable federal and state securities laws and the Nasdaq rules, and determining our board of directors' slate of director-nominees for each shareholder election of directors.

Meetings of Our Board of Directors and its Committees

        Our board of directors held five formal meetings and acted by unanimous written consent on one occasion during our fiscal year ended March 31, 2003. Our audit committee held two formal meetings and our compensation committee held two formal meetings during our 2003 fiscal year. Each member of our board of directors attended, in person or telephonically, at least 75% of the total number of meetings of our board and each committee of the board on which the director serves.

Director Fees

        Each director who is not an employee of our company receives an annual fee of $9,000 as compensation for serving on our board of directors, plus an additional $1,500 for each board meeting attended in person and $250 for each board meeting attended by telephonic conference call. Each member of the board's audit and compensation committees receives $2,500 per year, and each chairman of the committees receives $3,500, as compensation for serving on such committees, as well as an additional $250 for each committee meeting attended if the committee meeting is held on a day other than a day on which the board itself is meeting. We also paid the lead independent director a monthly fee of $1,000 as compensation for serving in such capacity in our 2003 fiscal year and through November 2003.

Audit Committee Charter

        Our board of directors adopted a charter for its audit committee in 2001. We amended the audit committee charter in June 2003 in order to comply with rules mandated by the Securities and Exchange

Commission. A copy of the revised charter was made Appendix A to the proxy statement we issued in connection with the annual meeting of our shareholders held on November 7, 2003.

Executive Compensation

        The following table sets forth, with respect to our fiscal years ended March 31, 2003, 2002 and 2001, all compensation earned by each person who served as our chief executive officer during our 2033 fiscal year and such other persons who were serving as executive officers at the end of our 2003 fiscal year and whose total annual salary and bonus earned during our 2003 fiscal year exceeded $100,000.

Summary Compensation Table

					Long-Term Compensation
		Annual Compensation
					Awards
Name and Principal Position(s)	Fiscal Year	Salary	Bonus	Other Annual Compensation	Securities Underlying Options
Howard A. Pavony,	2003	$265,000	$8,200	(1)	—
President and Chief Executive Officer	2002	258,750	—	(1)	50,000
	2001	247,500	20,000	(1)	—
Steven H. Rothman,	2003	$265,000	$8,200	(1)	—
Chairman of the Board	2002	258,750	—	(1)	50,000
	2001	247,500	20,000	(1)	—

(1)
Represents perquisites and other personal benefits, securities or property which aggregated to less than $50,000 or 10% of the total annual salary and bonus paid during the fiscal year to the named executive officer.

Option Grants In Last Fiscal Year

        None of the executive officers listed in the Summary Compensation Table contained in the "Executive Compensation" subsection of this proposal number 1 received the grant of a stock option during our fiscal year ended March 31, 2003.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

        None of the named executive officers listed in the Summary Compensation Table contained in the "Executive Compensation" subsection of this proposal number 1 exercised any of their options during our fiscal year ended March 31, 2003.

        The following table sets forth:

  •
  the total number of unexercised options held, as of March 31, 2003, by each of the named executive officers listed in the Summary Compensation Table contained in the "Executive Compensation" subsection of this proposal number 1, separately identified between those exercisable and those not exercisable, and

  •
  the aggregate value of in-the-money, unexercised options held, as of March 31, 2003, by each of the named executive officers, separately identified between those exercisable and those not exercisable.

	Number of Unexercised Options as of March 31, 2003		Value of Unexercised In-the-Money Options as of March 31, 2003 (1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Howard A. Pavony	134,000	0	$77,720	$0
Steven H. Rothman	134,000	0	$77,720	$0

(1)
The value of unexercised in-the-money options is calculated by subtracting the aggregate exercise price of the options from the aggregate market price of the shares underlying the options as of March 31, 2003 of $0.58 per share.

Performance Graph

        The following graph and table sets forth the annual changes for the five-year period indicated in a theoretical cumulative total shareholder return of an investment of $100 in our common stock and each comparison indices, assuming reinvestment of dividends, if any.

	1998	1999	2000	2001	2002	2003
Micros-to-Mainframes, Inc.	100.00	122.68	522.54	39.60	48.22	20.42
Standard & Poors SmallCap	100.00	80.74	104.80	101.48	122.86	91.57
Peer Group	100.00	53.65	101.70	30.21	35.09	20.22

        The peer group consists of Dyntek, Inc.; En Pointe Technologies, Inc.; Manchester Technologies, Inc.; Netsolve, Incorporated; Pomeroy IT Solutions, Inc. (formerly, Pomeroy Computer Resources, Inc.); RCM Technologies, Inc.; and TransNet Corporation.

Stock Plans

        We have adopted the following stock plans:

  •
  a 1993 Stock Option Plan, which provides for the grant of options to purchase an aggregate of 250,000 shares of our common stock, of which, as of the record date for the special meeting, 91,166 shares have been issued upon exercise of options and 126,334 shares are subject to outstanding options;

  •
  a 1996 Stock Option Plan, which provides for the grant of options to purchase an aggregate of 350,000 shares of our common stock, of which, as of the record date for the special meeting, 54,500 shares have been issued upon exercise of options and 247,300 shares are subject to outstanding options;

  •
  a 1998 Stock Option Plan, which provides for the grant of options to purchase an aggregate of 250,000 shares of our common stock, of which, as of the record date for the special meeting, 10,500 shares have been issued upon exercise of options and 192,500 shares are subject to outstanding options,

  •
  a 2000 Long Term Performance Plan, which provides for the award of an aggregate of 350,000 shares of our common stock, of which, as of the record date for the special meeting, 332,100 shares have been awarded or subject to outstanding awards, and

  •
  a 2002 Long Term Performance Plan, which provides for the award of an aggregate of 250,000 shares of our common stock, of which, as of the record date for the special meeting, 60,000 shares have been awarded or subject to outstanding awards.

        The 1993 Stock Option Plan has expired. Accordingly, we can no longer grant options under such plan.

        Employees (including officers), directors and others who provide services to our company or our subsidiaries are eligible to participate in our stock plans. The plans are administered by our board of directors or the compensation committee of the board.

        Options granted under the plans may be incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986, as amended), or non-qualified stock options. Non-qualified stock options may be granted in tandem with stock appreciation rights. The exercise price of options may not be less than 100% of the fair market value of the common stock as of the date of grant, except that this limitation does not apply to options granted under the 1998 Stock Option Plan and the exercise price of ISOs granted to an employee who owns more than ten percent of the outstanding common stock may not be less than 110% of the fair market value as of the date of grant. Options may not be exercised more than ten years after the date of grant, or five years in the case of ISOs granted to an employee who owns more than 10% of the outstanding shares of our common stock. An option may be exercised by tendering payment of the purchase price to us or, at the discretion of the administrator of the plans, by delivery of shares of our common stock having a fair market value equal to the exercise price. The number of shares that may be acquired upon exercise of an option and the exercise price of an option are subject to adjustment in the event of a merger, recapitalization, stock split or stock dividend.

        The 2000 Long Term Performance Plan and 2002 Long Term Performance Plan permits the grant of any form of award, including stock options, stock appreciation rights, and stock or cash awards.

Awards under the 2000 Long Term Performance Plan may be in stock or denominated in units of stock, which may be subject to restrictions on transfer and include forfeiture provisions.

        The following table sets forth, as of March 31, 2003:

  •
  the number of shares of our common stock issuable upon exercise of outstanding options, warrants and rights, separately identified by those granted under equity incentive plans approved by our shareholders and those granted under plans, including individual compensation contracts, not approved by our shareholders (column A),

  •
  the weighted average exercise price of such options, warrants and rights, also as separately identified (column B), and

  •
  the number of shares remaining available for future issuance under such plans, other than those shares issuable upon exercise of outstanding options, warrants and rights (column C).

Equity Compensation Plan Information

	Column A	Column B	Column C
	Number of shares to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options warrants and rights	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column A)
Equity incentive plans approved by shareholders	887,234	$2.22	406,600
Equity incentive plans not approved by shareholders	30,000	$5.00	Not applicable
Totals	917,234	$2.32	406,600

        The shares to be issued upon exercise of outstanding options, warrants and rights granted under plans not approved by shareholders consist of:

  •
  warrants to purchase 30,000 shares of our common stock at an exercise price of $5.00 per share that we issued to the placement agent in connection with the private placement we conducted in 2000. These warrants expire on September 25, 2005.

Compliance with 16(a) of the Exchange Act

        Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and ten percent shareholders are required by regulation to furnish us with the copies of all Section 16(a) forms they file. Based solely on our review of the copies of those forms we received or written representations from certain reporting persons that no Forms 5 were required for those persons, we are not aware of any failure to file reports or report transactions in a timely manner during the fiscal year ended March 31, 2003.

Our board of directors recommends that you vote "FOR" the approval of the Pequot transaction as described in this Proposal Number 1

PROPOSAL NUMBER 2
ADOPTION OF AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION

        A condition to consummating the Pequot transaction is that we amend our certificate of incorporation with respect to our authorized capitalization. The required amendments to our certificate of incorporation are:

  •
  increasing the number of authorized shares of our common stock to 80 million from 10 million;

  •
  authorizing an aggregate of 14 million shares of Series A Preferred Stock, comprised of 4.2 million shares of Series A-1 Preferred Stock, 2.6 million shares of Series A-2 Preferred Stock and 7.2 million shares of Series A-3 Preferred Stock, and authorize our board of directors to fix the number of shares, designations, relative rights, preferences and limitations of each subseries of Series A-3 Preferred Stock;

  •
  authorizing an additional series of preferred stock, consisting of 6 million shares, and authorize our board of directors to fix the designations, relative rights, preferences and limitations of each series of such newly authorized series of preferred stock;

  •
  limiting the personal liability of our directors to us and our shareholders for damages for breach of fiduciary duty as a director;

  •
  specifically permitting us to indemnify our directors;

  •
  permitting our shareholders to act by less than unanimous written consent; and

  •
  authorizing the approval of a plan of merger or consolidation involving our company, and/or approving our dissolution and/or sale of all or substantially all of our assets, by a majority of the votes of shares entitled to be voted on such plan, dissolution or sale.

Overview

        We are required, under New York corporate law, to obtain approval from our shareholders to amend our certificate of incorporation. We are required under the Business Corporation Law of New York to obtain the affirmative approval of at least a majority of all outstanding shares entitled to vote on such matter. Pequot has required the proposed amendments, and we agree with the basis of Pequot's requirement, in order to assure that we have sufficient number of authorized shares of our common stock to meet our Series A Preferred Stock and common stock issuance obligations to Pequot, as well to place us in a position to issue additional securities as may be needed to effectuate our strategic growth strategy.

        These amendments, if approved by our shareholders and subject to the approval of proposal number 1, would become effective by filing an Amended and Restated Certificate of Incorporation with the New York Secretary of State which we anticipate filing as soon as reasonably practicable after the special meeting but no later than immediately prior to the Series A-1 Preferred Stock closing. We have attached as Appendix B-1 to this proxy statement the provisions to be included in our Amended and Restated Certificate of Incorporation which we intend to file with the New York Secretary of State, if our shareholders approve the amendments concerning our authorized capitalization set forth in this proposal number 2 and approve proposal number 1 at the special meeting,

        We set forth in the following subsections information concerning each of the proposed amendments to our certificate of incorporation with respect to our authorized capitalization. The amendments are being submitted to our shareholders as a group and no separate voting will be conducted on the individual amendments.

Increase in Our Authorized Common Stock

        After taking into consideration our current outstanding equity obligations, together with, if approved by our shareholders, our stock issuance obligations under the Pequot purchase agreement, as described in proposal number 1, as well as to assure that we have additional shares available for issuance if needed in order to complete acquisitions as part of our strategic growth strategy, Pequot and our board of directors have determined that it is necessary to increase the number of authorized shares of our common stock to 80 million.

        Our certificate of incorporation currently provides that the number of shares of common stock which we are authorized to issue is 10 million. We currently have 4,723,052 shares of our common stock issued and outstanding and have reserved an additional 1,148,234 shares for issuance under our various outstanding stock plans and warrants. Accordingly, we currently do not have authority to issue all of the maximum 11,913,570 shares of our common stock that could be issued in the Pequot transaction. Our board of directors has determined that it is advisable to amend our certificate of incorporation to increase the number of authorized shares of our common stock to 80 million, and has authorized such an amendment, subject to shareholder approval.

        The following table sets forth our actual capitalization, based on equity ownership information as of the date of this proxy statement and its capitalization as if the maximum number of shares issuable in connection with the Pequot transaction are issued (i.e., 11,913,570 shares).

	Actual		Assuming Maximum Number of Shares Issued in the Pequot Transaction
	Number of Shares	Percentage	Number of Shares	Percentage
Common stock issued and outstanding (1)	4,723,052	47.2	16,636,622	20.8
Common stock issuable upon exercise of
existing options and warrants (2)	1,148,234	11.5	2,004,484	2.5
Common stock available for issuance	4,128,714	41.3	61,358,894	76.7

Totals	10,000,000	100.0	80,000,000	100.0

(1)
The Series A Preferred Stock contains certain anti-dilution rights which could result in the issuance of more than the stated number of shares upon conversion of the Series A Preferred Stock.

(2)
Includes shares issuable upon exercise of options which are anticipated to be granted to our new executive-hirees upon completion of the Series A-1 Preferred Stock closing.

        If proposal number 2 is approved by our shareholders, the additional shares of our common stock so authorized, as well as shares of our common stock currently authorized but not issued or outstanding, may be issued from time to time upon authorization of our board of directors, without further approval by our shareholders, unless otherwise required by applicable law, the Marketplace Rules of The Nasdaq Stock Market or the terms of the shareholders' agreement between Pequot, our company and others, and for such consideration as our board may determine and as may be permitted by applicable law. Our board believes the increase in the authorized shares of our common stock is necessary to increase the number of authorized shares in excess of that needed for the Pequot transaction in order provide us with the flexibility to act in the future with respect to financing programs, acquisitions, forward stock splits and other corporate purposes without the delay and expense associated with obtaining special shareholder approval each time an opportunity requiring the issuance of shares of our common stock may arise. Such a delay might deny us the flexibility that our board views as important in facilitating the effective use of the securities of our company.

        Our strategic growth strategy contemplates our acquiring companies and businesses in order to broaden our portfolio of product and services available to our customers, to augment our technological capabilities and to expand our geographic markets and distribution channels. As part of this strategy, we may acquire additional companies for these and other business reasons. From time to time, we pay for acquisitions, in whole or part, with our common stock or securities convertible into our common stock. Pequot, as well as our board of directors, believes that the proposed increase in the number of authorized shares is desirable to maintain our flexibility in choosing how to pay for acquisitions and other corporate actions such as equity offerings to raise capital and adoption of additional benefit plans. Our board will, subject to its fiduciary duties, determine the terms of any such issuance of additional shares.

        If this proposal is approved, all or any of the authorized shares may be issued without further shareowner action (unless such approval is required by applicable law, Nasdaq's Marketplace Rules or the Pequot purchase agreement) and without first offering those shares to our shareholders for subscription (other than preemptive rights granted to the holders of Series A Preferred Stock). The issuance of shares otherwise than on a pro-rata basis to all shareholders would reduce the proportionate equity interest in our company of each of our shareholders.

        We currently do not have any plans, proposals or arrangements to issue any additional shares of our common stock, other than shares of our common stock issuable:

  •
  upon conversion of the Series A Preferred Stock to be issued to Pequot;

  •
  upon exercise of currently outstanding options and warrants; and

  •
  under our existing stock plans and our proposed 2004 Equity Incentive Plan.

        We do, however, anticipate the possibility of issuing shares of our common stock, and/or securities exercisable for or convertible into shares of our common stock, in connection with our acquisitions of other companies and businesses as part of our strategic growth strategy, although no such definitive acquisitions agreements or arrangements are presently being negotiated.

        Our board of directors, in consultation with Pequot, determined the amount of the increase in the number of authorized shares of our common stock based on our present capitalization, presumed capitalization following the Pequot investment and our strategic growth strategy. Our strategic growth strategy contemplates that we may be able to acquire companies and businesses operating in the fields in which we intend to seek external growth with consideration consisting of cash and/or shares of our common stock, or securities convertible or exchangeable for shares of our common stock. We also could be required, as part of any acquisition of a company or business, to assume obligations to issue our common stock or other equity securities in lieu of securities of such acquired companies and businesses under their outstanding options, warrants and convertible securities. Our board therefore concluded that we may be required to issue large numbers of shares of our common stock, or securities convertible into shares of our common stock, in order to fully implement our strategic growth strategy. We believe that the size of the proposed increase in our authorized equity securities, consisting of our common stock, Series A Preferred Stock and serial preferred stock, in excess of that necessary if Pequot acquired all of the securities issuable in the Pequot transaction, is appropriate. We currently have not entered into any agreements or arrangements, and are not currently in negotiation, to acquire any specific company or business as part of our strategic growth strategy. We further note that any transaction requiring our issuance of a significant number of shares of our common stock, or securities convertible into shares of our common stock, could require us to seek approval from our shareholders in order to comply with the Marketplace Rules of the Nasdaq Stock Market.

        The increase in authorized shares is not being proposed as a means of preventing or dissuading a change in control or takeover of our company. However, use of these shares for such a purpose is possible. Shares of our authorized but unissued common stock, as well as shares of our authorized but unissued serial preferred stock, for example, could be issued in an effort to dilute the stock ownership and voting power of persons seeking to obtain control of our company or could be issued to purchasers who would support our board of directors in opposing a takeover proposal. In addition, the increase in authorized shares, if approved, may have the effect of discouraging a challenge for control or making it less likely that such a challenge, if attempted, would be successful.

        We know of no effort being made by any party, other than Pequot, which could result in a change in control or takeover of our company. Neither our current certificate of incorporation, bylaws, employment agreements or credit facilities contain provisions that would have material anti-takeover effects, other than the "golden parachute" payments upon a change of control provisions contained in the current employment agreements we have with our current executive officers, Howard A. Pavony and Steven H. Rothman. These golden parachute provisions are to be eliminated in the new employment agreements to be entered into at the Series A-1 Preferred Stock closing.

        The overall effect of the increase in the number of our authorized shares of common stock may be to render more difficult or to dissuade a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of our securities and the removal of incumbent management. This would be true even if the given transaction is more favorable to our non-management shareholders.

        The proposed amendment does not change the terms of our common stock. Our certificate of incorporation does not grant holders of our common stock any preemptive rights, although the shareholders' agreement with Pequot will grant Pequot certain preemptive rights. The additional shares of our common stock for which authorization is sought will have the same par value, the same voting rights, the same rights to dividends and distributions and will be identical in all other respects to the shares of our common stock now authorized. Adoption of the proposed amendment to our certificate of incorporation would not affect the rights of the holders of currently outstanding shares of our common stock.

        The authorization of additional shares of our common stock pursuant to this proposal will have no dilutive effect upon the proportionate voting power of our present shareholders. However, to the extent that shares are subsequently issued to persons other than our current shareholders and/or in proportions other than the proportion that presently exists, such issuance could have a substantial dilutive effect on our current shareholders.

Creation of the Series A Preferred Stock

        We do not presently have the authority to issue the Series A Preferred Stock. The proposed amendments include the authorization of 14 million shares of Series A Preferred Stock, consisting of 4.2 million shares of Series A-1 Preferred Stock, 2.6 million shares of Series A-2 Preferred Stock and 7.2 million shares of Series A-3 Preferred Stock and grant our board of directors the authority to fix the number of authorized shares, designation, relative rights, preferences and limitations of each subseries of Series A-3 Preferred Stock. We refer you to the section of this proxy statement entitled "Proposal Number 1—Terms of the Series A Preferred Stock" for a description of the Series A Preferred Stock and the effects of the issuance of the Series A Preferred Stock on the rights of our common shareholders.

        We will not be able to consummate the Pequot transaction without creation of the Series A Preferred Stock as provided by this amendment to our certificate of incorporation.

        We have set forth below the number of shares of our Series A Preferred Stock that will be issued and outstanding, authorized and reserved for issuance, and authorized and unreserved (a) after the issuance of the Series A-1 Preferred Stock to Pequot and (b) assuming we issue the maximum number of shares of Series A Preferred Stock to Pequot, in either case, pursuant to the terms of the Pequot purchase agreement.

	Issuance and Sale of Series A-1 Preferred Stock Only		Issuance and Sale of the Maximum Number of Series A Preferred Stock
	Number of Shares	Percentage	Number of Shares	Percentage
Series A Preferred issued and outstanding(1)	3,255,814	23.3	9,101,968	65.0
Series A Preferred Stock authorized and reserved for issuance	6,988,526	49.9	1,142,372	8.2
Series A Preferred Stock authorized and unreserved	3,755,660	26.8	3,755,660	26.8

Totals	14,000,000		14,000,000

(1)
Does not include the maximum number of shares of Series A Preferred Stock issuable as dividends in lieu of cash payments as follows: 408,631 shares of Series A-1 Preferred Stock, 251,017 shares of Series A-2 Preferred Stock and 482,724 shares of Series A-3 Preferred Stock. These additional shares are included in the amounts of Series A Preferred Stock authorized and reserved for issuance.

        We have no present plans, proposals or arrangements to authorize any issuance of Series A Preferred Stock, except pursuant to the Pequot purchase agreement.

Authorization of Serial Preferred Stock

        Our board of directors has determined that it is advisable to amend our certificate of incorporation to authorize us to issue up to 6 million shares of preferred stock, in one or more series with each series having such rights and preferences as our board may determine when authorizing such series. This type of class of securities is commonly referred to as "blank check" serial preferred stock.

        If this proposal number 2 is approved by our shareholders, shares of our serial preferred stock will be available for issuance from time to time for such purposes and consideration as our board of directors may approve. No further vote of our shareholders will be required in connection with the authorization of a series of preferred stock or the issuance of shares of such series, unless otherwise required by applicable law; provided, however, that so long as 30% of the Series A Preferred Stock issued by us remains outstanding, we will not be permitted to issue any class or series of our capital stock without the prior written consent of the holders of a majority of the outstanding Series A Preferred Stock.

        We have set forth below the aggregate number of shares of our Series A Preferred Stock and serial preferred stock that will be issued and outstanding, authorized and reserved for issuance, and authorized and unreserved (a) after the issuance of the Series A-1 Preferred Stock to Pequot and (b) assuming we issue the maximum number of shares of Series A Preferred Stock to Pequot, in either case, pursuant to the terms of the Pequot purchase agreement. All of such issued and outstanding shares will be owned by Pequot and the shares reserved for issuance will be reserved for issuance to Pequot.

	Issuance and Sale of Series A-1 Preferred Stock Only		Issuance and Sale of the Maximum Number of Series A Preferred Stock
	Number of Shares	Percentage	Number of Shares	Percentage
Series A Preferred issued and outstanding(1)	3,255,814	16.3	9,101,968	45.5
Series A Preferred Stock authorized and reserved for issuance	6,988,526	34.9	1,142,372	5.7
Series A Preferred Stock authorized and unreserved	9,755,660	48.8	9,755,660	48.8

Totals	20,000,000		20,000,000

(1)
Does not include the maximum number of shares of Series A Preferred Stock issuable as dividends in lieu of cash payments as follows: 408,631 shares of Series A-1 Preferred Stock, 251,017 shares of Series A-2 Preferred Stock and 482,724 shares of Series A-3 Preferred Stock. These additional shares are included in the amounts of Series A Preferred Stock authorized and reserved for issuance.

        We have no present plans, proposals or arrangements to authorize any issuance of Series A Preferred Stock nor any issuance of serial preferred stock, except for the Series A Preferred Stock pursuant to the Pequot purchase agreement and that could be issued pursuant to our strategic growth strategy (although we currently do not have outstanding any proposals or arrangements to issue any Series A Preferred Stock or serial preferred stock under the strategic growth strategy).

        In the event that our board of directors does authorize, designate and issue shares of serial preferred stock, our board may exercise its discretion in establishing the terms of such serial preferred stock. In the exercise of such discretion, our board may determine the voting rights, if any, of the series of serial preferred stock being issued, which could include the right to vote separately or as a single class with our common stock and/or other series of serial preferred stock; to have more or less voting power per share than that possessed by our common stock or other series of serial preferred stock, and to vote on certain specified matters presented to our shareholders or on all of such matters or upon the occurrence of any specified event or condition. On our liquidation, dissolution or winding up, the holders of serial preferred stock may be entitled to receive preferential cash distributions fixed by our board when creating the particular series of preferred stock before the holders of our common stock are entitled to receive anything. Serial preferred stock authorized by our board could be redeemable or convertible into shares of any other class or series of our capital stock.

        Our board of directors believes the authorization of serial preferred stock is necessary to provide us with the flexibility to act in the future with respect to financing programs, acquisitions, stock splits and other corporate purposes (although no such specific activities currently are contemplated, except for a possible acquisition of an unaffiliated third party) without the delay and expense associated with obtaining special shareholder approval each time an opportunity requiring the issuance of shares of preferred stock may arise. Such a delay might deny us the flexibility that our board views as important in facilitating the effective use of the securities of our company.

        The authorization of the serial preferred stock is not being proposed as a means of preventing or dissuading a change in control or takeover of our company. However, use of shares of serial preferred stock for such a purpose is possible. Shares of our authorized serial preferred stock, as well as shares of our authorized but unissued common stock, for example, could be issued in an effort to dilute the stock ownership and voting power of persons seeking to obtain control of our company or could be issued to purchasers who would support our board of directors in opposing a takeover proposal. In addition, the existence of authority to issue serial preferred stock, as well as the issuance of any series of our preferred stock, including the Series A Preferred Stock, if approved, may have the effect of discouraging a challenge for control or making it less likely that such a challenge, if attempted, would be successful.

        The authorization of serial preferred stock pursuant to this proposal will have no dilutive effect upon the proportionate voting power of our present shareholders. However, to the extent that shares of our serial preferred stock having voting rights are subsequently issued to persons other than our current shareholders and/or in proportions other than the proportion that presently exists, such issuance could have a substantial dilutive effect on our current shareholders.

Interest of Our Management in the Proposal

        None of our directors nor executive officers has any direct financial or other personal interest in the authorization of the amendments to our certificate of incorporation described in this proposal. However, approval of the amendments to our certificate of incorporation pursuant to this proposal is a condition to Pequot's obligations to proceed with the Pequot transaction. Howard A. Pavony, currently our president and chief executive officer, and Steven H. Rothman, currently our chairman of the board and chief financial officer, each will receive $750,000, or $1.5 million in the aggregate, in payments under their respective new employment agreements and the shareholders' agreement to be entered into at the Series A-1 Preferred Stock closing, all as more fully described in proposal number 1 to this proxy statement.

Vote Required

        The affirmative vote of the holders of a majority of the shares of our common stock issued and outstanding on the record date for the special meeting will be required to approve of these amendments to our certificate of incorporation.

Recommendation of Our Board of Directors

        Our Board of Directors recommends a vote FOR approval of these amendments to our certificate of incorporation.

PROPOSAL NUMBER 3
ADOPTION OF AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION
CONCERNING CORPORATE GOVERNANCE

        An additional condition to consummating the Pequot transaction is that we amend our certificate of incorporation concerning corporate governance matters. These required amendments to our certificate of incorporation are:

  •
  changing our corporate name to "MTM Technologies, Inc.;"

  •
  revising the language with respect to a provision limiting the personal liability of our directors to us and our shareholders for damages for breach of duty as a director;

  •
  specifically permitting us to indemnify our directors;

  •
  permitting our shareholders to act by less than unanimous written consent; and

  •
  authorizing the approval of a plan of merger or consolidation involving our company, and/or approving our dissolution and/or sale of all or substantially all of our assets, by a majority of the votes of shares entitled to be voted on such plan, dissolution or sale.

Overview

        We are required, under New York corporate law, to obtain approval from our shareholders to amend our certificate of incorporation. We are required under the Business Corporation Law of New York to obtain the affirmative approval of at least a majority of all outstanding shares entitled to vote on such matter. Pequot has required the proposed amendments, and we agree with the basis of Pequot's requirement and that such amendments are desirable, in order to, among other matters described in this proposal number 3, facilitate our ability to attract and retain qualified directors and officers.

        These amendments, if approved by our shareholders and subject to the approval of proposal numbers 1 and 3, would become effective by filing an Amended and Restated Certificate of Incorporation with the New York Secretary of State which we anticipate filing as soon as reasonably practicable after the special meeting but no later than immediately prior to the Series A-1 Preferred Stock closing. We have attached as Appendix B-2 to this proxy statement the provisions to be included in our Amended and Restated Certificate of Incorporation which we intend to file with the New York Secretary of State, if our shareholders approve the amendments concerning our corporate governance set forth in this proposal number 3 and approve proposal numbers 1 and 2 at the special meeting.

        We set forth in the following subsections information concerning each of the proposed amendments to our certificate of incorporation with respect to corporate governance matters. The amendments are being submitted to our shareholders as a group and no separate voting will be conducted on the individual amendments.

Change in Our Corporate Name

        Our board of directors has proposed that our certificate of incorporation be amended to change the name of our company to "MTM Technologies, Inc."

        Our board of directors has given consideration to a possible name change primarily because our company's present name no longer portrays the full scope of our company's business. Our company's business has changed dramatically over the past few years as the entire information technology service industry has evolved.

        After careful consideration, our board believes that the name "MTM Technologies, Inc." will more accurately reflect the current scope of our company's services, products and strategy.

        In light of these factors, our board believes that our corporate name should better reflect our new business focus.

Limitation of Director Liability

        Our certificate of incorporation currently eliminates this liability of our directors for breaches of duty as a director, to the fullest extent permitted by the New York Business Corporation Law. The effect of this provision is the elimination of liability to the extent that a director shall not be personally liable to our company nor our shareholders for damages for breach of fiduciary duty as a director, except where a judgment or other final adjudication adverse to a director establishes that such director's acts or omissions were in bad faith or involved intentional misconduct or knowing violation of law or where such director personally gained in fact a financial profit or other advantage to which such director was not legally entitled or where such director's acts violated Section 719 of the New York Business Corporation Law. Section 719 of the New York Business Corporation Law holds a director liable for approving or concurring with the declaration of an unlawful declaration of dividends or other distribution, redemption of securities, distribution of assets pursuant to the dissolution of the corporation and loan to directors.

        The amendment of this provision is for grammatical and sequential purposes only. The amendment will change the capitalized word "Directors" to a lower case "directors" and refer to the specific article, "this ARTICLE ELEVENTH," rather than the generic "this ARTICLE."

Indemnification of Directors, Officers and Others

        Our certificate of incorporation currently does not specifically address the issue of indemnification of our directors, officers and other corporate personnel. Section 722 of the New York Business Corporation Law permits, but does not require, a corporation to indemnify directors, officers and other corporate personnel against certain types of actions where the individual acted in good faith for a purpose reasonably believed to be in, and not opposed to, the best interests of the corporation.

        Section 722 of the New York Business Corporation Law codifies the common law principle that directors, officers and other corporate personnel may be reimbursed by a corporation for expenses incurred and amounts paid in defense of actual or threatened actions or proceedings, civil or criminal in nature, for which they have been made parties. The standard of behavior on the part of the person to whom indemnification is sought under the section is that he or she must have acted in good faith, for purposes he or she reasonably believed to be in the best interests of the corporation. If the party is sued for actions or decisions taken while serving another entity at the request of the indemnifying corporation, indemnification is permitted as long as the actions or decisions were not opposed to the interests of the indemnifying corporation. The person seeking indemnification with respect to a criminal proceeding must also have no reasonable cause to believe his or her conduct was unlawful in order to receive indemnification.

        The purpose of this amendment is not to obligate us under our certificate of incorporation to indemnify, but merely to note that silence in the certificate of incorporation should not be deemed a prohibition against any indemnification of our directors, officers and other corporate personnel. Any authorization by us granting indemnification rights in the future to our directors, officers and other corporate personnel will be limited by the provisions of Section 722 of the New York Business Corporation Law as to when indemnification is permissible.

        We believe this amendment to our certificate of incorporation will more clearly define that we have the right, but not the obligation, to indemnify our directors, officers and other corporate personnel. In turn, this amendment should give comfort to those persons deciding whether or not to join our company as directors, officers or other corporate personnel. We will attempt to attract and retain the most capable individuals to serve on our board of directors, and as officers or other corporate positions. Such persons may not be willing to serve if a question exists as to whether we may have the authority to grant indemnification rights to them. Accordingly, this amendment is intended to aid us in attracting the most qualified persons to serve as directors and officers in other positions within our company.

        Our bylaws, as currently in effect and to be in effect following the Series A-1 Preferred Stock closing, provide that we shall, to the fullest extent permitted by applicable law, indemnify our directors and officers. The bylaws provide that such indemnification shall be deemed a contract right and shall include the right to be paid advances of any expenses and that indemnification is deemed permitted if not expressly prohibited by applicable law in effect at the time indemnification is sought. We believe that this bylaw provision expands on the provisions of the proposed amendment to our certificate of incorporation. This provision of our bylaws requires us to indemnify, while the certificate of incorporation merely permits us to indemnify. Further, the amendment to our bylaws requiring indemnification was adopted by our directors and this amendment to our certificate of incorporation could be interpreted as shareholder approval of the indemnification requirement. However, the indemnification provisions in our bylaws made be changed or eliminated, but not retroactively, by an affirmative majority vote of our shareholders or our board of directors, while any change to or removal of the indemnification provisions contained in our certificate of incorporation could only be made by an affirmative majority vote of our shareholders. Accordingly, our board may, in the future, change or eliminate the provisions requiring indemnification in our bylaws without shareholder approval while still retaining a right to indemnify in the future based on the circumstances.

Authorization for Shareholder Action by Written Consent

        Historically, New York corporate law did not permit shareholders to act by written consent in lieu of a meeting of shareholders other than unanimously. In 1998, this prohibition was revised so that, if permitted by its certificate of incorporation, a corporation's shareholders could act by written consent signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a valid meeting of the shareholders of the corporation.

        Our certificate of incorporation currently does not contain a provision permitting our shareholders to act by written consent signed by the holders of the appropriate number of votes necessary to authorize or take the action so authorized or taken.

        Our board of directors believes the authorization for shareholder action by written consent is necessary to provide us with the flexibility to act in the future, if the necessity arises, without the delay and expense associated with calling a special meeting of shareholders. Such a delay might deny us the flexibility that our board views as important in facilitating the operations of our company. This amendment would not relieve us of complying with federal securities and state laws with respect to solicitation of votes and, under both federal securities and state law, that we would remain obligated to notify all non-consenting shareholders of the actions taken by written consent and other information concerning such actions.

        An adverse effect of this amendment would permit a holder of sufficient number of votes to act without prior notice to the minority shareholders. Accordingly, the minority shareholders objecting to such an act would be required to act retroactively rather than proactively if they were advised in advance of an action to be proposed at a meeting of shareholders.

        This new provision to our certificate of incorporation would permit the holders of the minimum number of votes that would be necessary to authorize or take action at a valid meeting of our shareholders to act without a meeting. Thus, the holders of our securities comprising a majority of the votes outstanding, acting by written consent and without prior notification to the other holders of our voting securities, could bind us to any matter to the same extent to which a majority vote at a shareholder meeting could bind us. This would include amendments to our bylaws and approval of matters requiring a simple majority vote, such as approval of employment agreements, option grants and stock plans. In addition, the holders of our securities comprising a majority of the votes outstanding could bind us to matters, such as mergers, consolidations, dissolutions and sales of all or substantially all of our assets, as a result of the enactment of the proposed amendment allowing approval of such actions by a simple affirmative majority vote and described in the following subsection.

        Pequot will own securities holding more than a majority of the outstanding voting power if it acquires the maximum number of shares issuable in the Pequot transaction. Accordingly, this amendment, together with the amendment permitting approval of mergers, consolidations, dissolutions and sales of assets discussed in the following subsection, would permit Pequot, if it acquires the maximum number of shares issuable in the Pequot transaction, to approve a merger, consolidation, dissolution or sale of assets without a meeting or prior notice to our other shareholders. Further, these amendments would permit Peqout to take actions normally conducted at annual or special meetings of shareholders, including the election of directors, by written consent without participation of any other of our shareholders, subject to its voting obligations under the shareholders' agreement.

        Pequot has not indicated to us any intention in the future to act as a shareholder by written consent and not at shareholder meetings if it were to obtain majority voting power and the proposed amendments to our certificate of incorporation are approved at the special meeting. Accordingly, we currently expect to continue to distribute proxy statements and solicit proxies for future annual and, if necessary, special meetings of our shareholders.

Approvals of Mergers, Consolidations, Dissolutions and Sales of Assets

        Historically, New York corporate law required the affirmative vote by the holders of at least two-thirds of the votes entitled to be cast in order to adopt a plan of merger or consolidation, approve the dissolution of a corporation and/or approve sales of all or substantially all of a corporation's assets. In 1998, these adoption requirements were reduced to an affirmative vote by the holders of at least a majority of the votes entitled to be cast in order to adopt/approve a plan of merger or consolidation, dissolution or sale of assets for all corporations incorporated after the effective date of the change and for all other corporations that include in their certificates of incorporation provisions expressly providing for such affirmative majority voting.

        Our certificate of incorporation currently does not contain a provision permitting adoption of plans of merger and consolidations, approval of dissolution and approval of sales of all or substantially all of our assets by the affirmative vote of the holders of at least a majority of the votes entitled to be cast on such adoption proposal so as to permit majority approval as now permissible under the New York Business Corporation Law if a provision to such an effect is included in our certificate of incorporation.

        Our board of directors believes the lower standards for adopting plans of merger and consolidations, approving dissolution and approving sales of all or substantially all of our assets is necessary to provide us with the flexibility to act in the future, if the necessity arises, without the delay and expense associated with seeking two-thirds approval. Such a delay might deny us the flexibility that our board views as important in facilitating the future growth acquisition strategy of our company. This amendment would not relieve us of complying with federal securities and state laws with respect to solicitation and obtaining the lower requisite percentage of votes. However, the effect of this amendment would permit the holders of a smaller number of votes to determine whether or not we should merge or consolidate with another entity, consummate our dissolution or sell all or substantially all of our assets.

        Pequot will own securities holding more than a majority of the outstanding voting power if it acquires the maximum number of shares issuable in the Pequot transaction. Accordingly, this amendment, together with the amendment permitting shareholder action by less than unanimous written consent discussed in the preceding subsection, would permit Pequot, if it acquires the maximum number of shares issuable in the Pequot transaction, to approve a merger, consolidation, dissolution or sale of assets without a meeting or prior notice to our other shareholders.

Interest of Our Management in the Proposal

        None of our directors nor executive officers has any direct financial or other personal interest in the authorization of the amendments to our certificate of incorporation described in this proposal. However, approval of the amendments to our certificate of incorporation pursuant to this proposal is a condition to Pequot's obligations to proceed with the Pequot transaction. Howard A. Pavony, currently our president and chief executive officer, and Steven H. Rothman, currently our chairman of the board and chief financial officer, each will receive $750,000, or $1.5 million in the aggregate, in payments under their respective new employment agreements and the shareholders' agreement to be entered into at the Series A-1 Preferred Stock closing, all as more fully described in proposal number 1 to this proxy statement.

Vote Required

        The affirmative vote of the holders of a majority of the shares of our common stock issued and outstanding on the record date for the special meeting will be required to approve of these amendments to our certificate of incorporation.

Recommendation of Our Board of Directors

        Our Board of Directors recommends a vote FOR approval of these amendments to our certificate of incorporation.

PROPOSAL NUMBER 4
APPROVAL OF OUR 2004 EQUITY INCENTIVE PLAN

        Our board of directors has adopted the Micros-to-Mainframes, Inc. 2004 Equity Incentive Plan and, under this proposal, we are asking that you, our shareholders, approve the 2004 plan.

        We believe that the 2004 plan is integral to our compensation strategies and programs. There is an ongoing "battle for talent" within the industries in which we operate and within the overall domestic employment market. In order to retain and secure employees in this intensely competitive employment environment, we must have competitive compensation programs, particularly with respect to equity-based awards. The use of stock options and other stock awards among public companies is widely prevalent. The 2004 plan will give us more flexibility to keep pace with our competitors.

        With shareholder approval of the 2004 plan, we expect to use stock options as our most widely used form of long-term incentives for our directors, executive officers, employees and consultants. The 2004 plan also will permit stock bonus grants, restricted stock grants, performance stock grants, stock appreciation rights grants and other types of awards.

Plan Summary

        A summary of the principal features of the 2004 plan is provided below, but is qualified in its entirety by reference to the actual 2004 plan. The full text of the 2004 plan is attached as Appendix L to this proxy statement.

Purposes

        The purposes of the 2004 plan are to:

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  enable us and our subsidiaries and affiliates to attract and retain highly qualified personnel who will contribute to our success, and

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  provide incentives to participants in the 2004 plan that are linked directly to increases in shareholder value which will therefore inure to the benefit of all of our shareholders.

Shares Available for Issuance

        The maximum number of shares of our common stock that initially may be issued under the 2004 plan is 2 million.

        The number of shares that may be granted pursuant to the 2004 plan and the exercise prices of and number of shares subject to outstanding options and other awards will be proportionately adjusted, subject to any required action by our board of directors or shareholders and compliance with applicable securities laws, in the event of a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in our capital structure involving our common stock.

Administration

        The 2004 plan will be administered by the compensation committee of our board of directors. Each member of the compensation committee or other committee administering the 2004 plan will be an independent director. Throughout the remainder of this discussion of the 2004 plan, the term "administrator" refers to the compensation committee delegated authority to administer the 2004 plan.

        The 2004 plan provides for the administrator to have full authority, in its discretion, to:

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  select the persons to whom awards will be granted,

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  grant awards,

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  determine the number of shares to be covered by each award,

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  determine the type, nature, amount, pricing, timing and other terms of each award, and

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  interpret, construe and implement the provisions of the 2004 plan, including the authority to adopt rules and regulations.

Eligibility

        Participation in the 2004 plan is limited to our, our subsidiaries' and our affiliates':

  •
  employees, including officers,

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  directors,

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  consultants, and

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  advisors.

Types of Awards

        Under the 2004 plan, the administrator is authorized to award:

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  stock options,

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  stock bonuses,

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  restricted stock,

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  stock appreciation rights, commonly referred to as "SARs,"

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  performance grants, and

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  other types of awards.

Stock Options

        The administrator is authorized to grant stock options, which may be either incentive stock options qualifying for favorable tax treatment under the Internal Revenue Code, referred to as "ISOs," or nonqualified stock options, referred to as "NSOs." The exercise price of an ISO must be no less than 100% of the fair market value of our common stock on the date of the grant; and the exercise price of an NSO must be no less than 85% of such fair market value. For purposes of the 2004 plan, fair market value shall be equal to the closing market price of our common stock on the principal stock market in which the common stock trades. In the absence of a market price, fair market value shall be determined in such manner as the administrator may deem equitable, or as required by applicable law or regulation.

        At the time of grant, the administrator will determine when options are exercisable and when they expire. In absence of such determination, each option will have a ten year term, with one quarter of the shares subject to the option becoming exercisable on the first anniversary of the option grant and with an additional one-quarter becoming exercisable on each of the next three anniversary dates. The term of an option cannot exceed ten years, except in the case of an ISO granted to a person who beneficially owns 10% or more of the total combined voting power of all of our equity securities, referred to as a "10% shareholder." An ISO granted to a 10% shareholder cannot have a term exceeding five years, nor may such an ISO be exercisable at less than 110% of the fair market value of our common stock on the date of grant. ISOs may not be granted more than ten years after the date of adoption of the 2004 plan by our board of directors, which was on February 6, 2004.

        No more than 500,000 shares are subject to options may be granted to any one individual in any calendar year. In addition, the aggregate fair market value of shares first exercisable in any calendar year by an individual holding ISOs, whether under the 2004 plan or any other plan of our company, may not exceed $100,000. In such an event, the shares in excess of such $100,000 limitation shall be deemed granted as an NSO.

        Payment for shares purchased upon exercise of a stock option must be made in full at the time of purchase. Payment may be made in cash, or at the option of the administrator:

  •
  by reduction of indebtedness we owe to the optionee,

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  by the transfer to us of shares of our common stock owned by the participant for at least six months, or obtained in the public market, and which are valued at fair market value on the date of transfer,

  •
  in the case of employees, by interest bearing promissory note, or

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  through a "same day sale" or "margin" commitment by an NASD member broker-dealer.

Restricted Stock Grants

        Restricted stock consists of shares of our common stock which are sold to a participant, but are subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the participant. The administrator determines the eligible participants to whom, and the time or times at which, grants of restricted stock will be made, the number of shares to be granted, the price to be paid, if any, the time within which the shares covered by such grants will be subject to forfeiture, the time at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions could include, but are not limited to, performance criteria, continuous service with us, the passage of time or other restrictions. In the case of a 10% shareholder, restricted stock will only be issued at fair market value.

        Any performance criteria may be used to measure our performance as a whole or the performance of any of our subsidiaries, affiliates or business units. Any performance criteria may be adjusted to include or exclude extraordinary items.

SARs

        An SAR is a right, denominated in shares, to receive an amount, payable in shares, in cash or a combination of shares and cash, that is equal to the excess of: (a) the fair market value of our common stock on the date of exercise of the right over (b) the fair market value of our common stock on the date of grant of the right, multiplied by the number of shares for which the right is exercised. SARs may be awarded either in combination with the grant of an option or other type of award or individually.

Stock Bonus Awards

        The administrator may award shares of our common stock to participants without payment therefor, as additional compensation for service to us, our subsidiaries or our affiliates.

Performance Grants

        The 2004 plan authorizes the administrator to award performance grants. Performance grant awards are earned over a performance period determined by the administrator at the time of the award. There may be more than one performance award in existence at any one time, and the performance periods may differ or overlap. Further, performance grants can be awarded separately or in tandem with other awards.

        At the time a performance grant is awarded, the administrator will establish minimum and maximum performance goals over the performance period. The portion of the performance award earned by the participant will be determined by the administrator, based on the degree to which the performance goals are achieved. No performance grants will be earned by the participant unless the minimum performance goals are met.

Amendment of the 2004 Plan

        Except as may be required for compliance with Rule 16b-3 under the Exchange Act and Sections 162(m) or 422 of the Internal Revenue Code, our board of directors has the right and power to amend the 2004 plan; provided, however, that the board may not amend the 2004 plan in a manner which would impair or adversely affect the rights of the holder of an outstanding award without such holder's consent. If the Code or any other applicable statute, rule or regulation, including, but not limited to, those of any securities exchange, requires shareholder approval with respect to the 2004 plan or any type of amendment thereto, then, to the extent so required, shareholder approval will be obtained.

Termination of the 2004 Plan

        Subject to earlier termination by our board of directors, the 2004 plan will terminate on February 5, 2014. Termination of the 2004 plan will not in any manner impair or adversely affect any award outstanding at the time of termination.

Administrator's Right to Modify Benefits

        Any award granted may be converted, modified, forfeited, or canceled, in whole or in part, by the administrator if and to the extent permitted in the 2004 plan, or applicable agreement entered into in connection with an award grant or with the consent of the participant to whom such award was granted.

Change in Control

        An award agreement may provide that, upon a "change in control," all or any portion of the award shall automatically become immediately vested and exercisable, that restrictions relating to the award shall lapse or that the award shall become immediately payable.

        A change of control will be deemed to have occurred if:

  •
  any person (other than a current shareholder or holder of rights entitling the holder to acquire our securities) acquires beneficial ownership of 50% or more of the voting power of our then-outstanding voting securities,

  •
  members of our current board cease to constitute a majority of our board without the approval of our current board (or those elected with the approval of the directors on the board at the time of such member's election), or

  •
  we are a party to a merger, consolidation, liquidation, dissolution or sale of all or substantially all of our assets, other than a merger in which we are the surviving corporation and such merger does not result in any other manner in a change in control.

Reusage

        If a stock option expires or is terminated, surrendered or canceled without having been fully exercised or if restricted stock or SARs are forfeited or terminated without the issuance of all of the shares subject to such award, the shares covered by such awards again will be available for use under the 2004 plan. Shares covered by an award granted under the 2004 plan will not be counted as used unless and until they are actually and unconditionally issued and delivered to a participant. The number of shares which are transferred to us by a participant to pay the exercise or purchase price of an award will be subtracted from the number of shares issued with respect to such award for the purpose of counting shares used. Shares covered by an award granted under the 2004 plan which is settled in cash will not be counted as used.

Termination of Options

        Upon the termination of an optionee's employment or other service with us, the optionee will have three months to exercise options to the extent exercisable as of the date of termination, except where such termination is for cause, in which event the option will expire immediately. However, if, the termination is due to the optionee's death or disability, then the optionee or the optionee's estate or legal representative shall have the right to exercise any vested options for twelve months after such death or disability. The administrator, in its discretion, may delay the termination of such an option, but only for up to the earlier of: (a) five years from such termination or (b) the option's original expiration date.

Federal Income Tax Consequences

        The following is a general summary, as of the date of this proxy statement, of the federal income tax consequences to us and participants under the 2004 plan. Federal tax laws may change and the federal, state and local tax consequences for any such participant will depend upon his, her or its individual circumstances. Each participant shall be encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2004 plan.

ISOs

        An optionee generally does not recognize taxable income upon the grant or upon the exercise of an ISO.

        If an optionee sells ISO shares before having held them for at least one year after the date of exercise and two years after the date of grant, the optionee recognizes ordinary income to the extent of the lesser of: (a) the gain realized upon the sale or (b) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending upon how long the optionee has held the ISO shares prior to disposing of them in a disqualifying disposition. In the year of disposition, we will receive a federal income tax deduction in an amount equal to the ordinary income which the optionee recognizes as a result of the disposition.

        If an optionee sells ISO shares after having held them for at least one year from exercise and two years from the date of grant, the optionee recognizes income in an amount equal to the difference, if any, between the exercise price of the ISO shares and the fair market value of those shares on the date of sale. Such income will be taxed at long-term capital gains rates. In such an event, we will not be entitled to a federal income tax deduction. The holding period requirements generally are waived when an optionee dies.

        The exercise of an ISO may, in some cases, trigger liability for the alternative minimum tax.

NSOs

        An optionee does not recognize taxable income upon the grant of an NSO. Upon the exercise of an NSO, the optionee recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the NSO on the date of exercise exceeds the exercise price, unless the optionee is subject to the provisions of Section 16 of the Securities Exchange Act of 1934. We will receive an income tax deduction in an amount equal to the ordinary income which the optionee recognizes upon the exercise of the stock option. If an optionee sells shares received upon the exercise of an NSO, the optionee recognizes capital gain income to the extent the sales proceeds exceed the fair market value of such shares on the date of exercise. If the optionee is subject to Section 16, absent an election to be taxed at the time of exercise, the optionee will be taxed when the insider trading restrictions of Section 16 lapse, and then based upon the value of the shares at the time the trading restrictions lapse.

Restricted Stock

        A participant who receives an award of restricted stock does not generally recognize taxable income at the time of the award or payment. Instead, the participant recognizes ordinary income in the taxable year in which his or her interest in the shares becomes either: (a) freely transferable or (b) no longer subject to substantial risk of forfeiture. On the date restrictions lapse, the participant includes in taxable income the fair market value of the shares less the cash, if any, paid for the shares.

        A participant may elect to recognize income at the time he or she receives restricted stock in an amount equal to the fair market value of the restricted stock, less any cash paid for the shares, on the date of the award.

        We will receive a compensation expense deduction in the taxable year in which restrictions lapse, or in the taxable year of the award if, at that time, the participant had filed a timely election to accelerate recognition of income.

Other Benefits

        In the case of an exercise of an SAR or an award of a performance grant, or stock bonus, the participant will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

Million Dollar Deduction Limit

        We may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either our chief executive officer or is among one of the four other most highly-compensated officers for that taxable year. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. We believe that awards in the form of stock options constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

Registration and Effect of Stock Issuance

        We intend to register under the Securities Act the shares of our common stock issuable under the 2004 plan. This will make such shares immediately eligible for resale in the public market.

        The issuance of shares of our common stock under the 2004 plan will dilute the voting power of our shareholders.

Miscellaneous

        A new benefits table is not provided because no grants have been made under the 2004 plan and all benefits are discretionary. Accordingly, benefits are not determinable with respect to our chief executive officer, other named executive officers, all current executive officers as a group, all current directors and are not executive officer as a group and all employees, including all current officers who are not executive officers, as a group.

        However, we are obligated to grant Francis J. Alfano options upon his engagement as our chief executive officer, effective as of the Series A-1 Preferred Stock closing date. We anticipate that these options are to be granted under the 2004 plan. Mr. Alfano is to be granted options to purchase an aggregate of 400,000 shares of our common stock at a purchase price equal to the greater of (a) $2.15 and (b) the closing bid price of our common stock on the date on which we sell and issue the Series A-1 Preferred Stock. We are obligated to grant Mr. Alfano another option to purchase up to an additional 100,000 shares of our common stock in the event that the closing bid price of our common stock on the Series A-1 Preferred Stock closing date exceeds $2.15, the number of shares subject to this additional option to be determined based on the difference between such closing bid price and $2.15.

        We also anticipate retaining Alan Schwartz, as our new chief financial officer, and John F. Kohler, as our General Counsel, effective as of the Series A-1 Preferred Stock closing date. We further anticipate we granting each of them options under the 2004 plan.

        Mr. Schwartz is to be granted options to purchase an aggregate of 150,000 shares of our common stock at a purchase price equal to the greater of (a) $2.15 and (b) the closing bid price of our common stock on the date on which we sell and issue the Series A-1 Preferred Stock. We also will grant to Mr. Schwartz another option to purchase up to an additional 37,500 shares of our common stock in the event that the closing bid price of our common stock on the Series A-1 Preferred Stock closing date exceeds $2.15, the number of shares subject to this additional option to be determined based on the difference between such closing bid price and $2.15.

        Mr. Kohler is to be granted options to purchase an aggregate of 75,000 shares of our common stock at a purchase price equal to the greater of (a) $2.15 and (b) the closing bid price of our common stock on the date on which we sell and issue the Series A-1 Preferred Stock. We also will grant to Mr. Kohler another option to purchase up to an additional 18,750 shares of our common stock in the event that the closing bid price of our common stock on the Series A-1 Preferred Stock closing date exceeds $2.15, the number of shares subject to this additional option to be determined based on the difference between such closing bid price and $2.15.

Vote Required

        The affirmative vote of the holders of a majority of the shares of our common stock actually cast at the special meeting on this proposal number 3 will be required to approve the Micros-to-Mainframes, Inc. 2004 Equity Incentive Plan.

Recommendation of Our Board of Directors

        Our board of directors recommends a vote FOR approval of the Micros-to-Mainframes, Inc. 2004 Equity Incentive Plan.

OTHER MATTERS

        Our board of directors is not aware of any business to be presented at the special meeting, other than the matters set forth in the notice of special meeting and described in this proxy statement. If any other business does lawfully come before the special meeting, it is the intention of the persons named in the enclosed proxy card to vote on such other business in accordance with their judgment.

EXPENSES OF SOLICITATION

        We will pay the cost of soliciting proxies for the special meeting. We have engaged Georgeson Shareholder Communications, Inc. to assist us in the solicitation of proxies for use at the special meeting. We will pay this third-party solicitor a fee of $8,000, fees for each telephone solicitation made and each vote made over the telephone and reimbursement of reasonable out-of-pocket expenses. In addition to soliciting by mail, our directors, officers and other employees and employees of the third-party solicitor may solicit proxies in person, or by telephone, facsimile transmission or other means of electronic communication. We also will pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for sending proxy materials to beneficial owners and obtaining their voting instructions.

SHAREHOLDER PROPOSALS

Shareholder Proposals for Inclusion in Next Year's Proxy Statement

        Shareholders may submit proposals on matters appropriate for shareholder action at our annual meetings consistent with regulations adopted by the SEC and our bylaws. We must receive any such proposals not later than June 5, 2004 for such proposals to be considered for inclusion in our proxy statement and form of proxy relating to next year's annual meeting of our shareholders. Proposals should be addressed to our corporate secretary, at 614 Corporate Way, Valley Cottage, New York, 10989.

Other Shareholder Proposals for Presentation at Next Year's Annual Meeting

        For any proposal that is not submitted for inclusion in our proxy statement relating to next year's annual meeting of our shareholders, but is instead sought to be presented directly at next year's annual meeting, SEC rules permit management to vote proxies in its discretion if we:

  •
  receive notice of the proposal before the close of business on August 19, 2004 and advise shareholders in our proxy statement for next year's annual meeting about the nature of the matter and how our management intends to vote on such matter, or

  •
  do not receive notice of the proposal prior to the close of business on August 19, 2004.

Notices of intention to present proposals at next year's annual meeting should be addressed to our Secretary, at 614 Corporate Way, Valley Cottage, New York, 10989.

MATERIALS INCORPORATED BY REFERENCE

        The following documents are incorporated by reference in this proxy statement:

  •
  Our Annual Report on Form 10-K for the fiscal year ended March 31, 2003, filed with the SEC on June 27, 2003;

  •
  Our Quarterly Report on Form 10-Q for the quarter ended June 30, 2003, filed with the SEC on August 12, 2003;

  •
  Our Quarterly Report on Form 10-Q for the quarter ended September 30, 2003, filed with the SEC on November 14, 2003;

  •
  Our Quarterly Report on Form 10-Q for the quarter ended December 31, 2003, filed with the SEC on February 17, 2004; and

  •
  Our Current Report on Form 8-K (Date of Report: January 29, 2004), filed with the SEC on February 6, 2004.

        Copies of these documents are being mailed to our shareholders of record along with this proxy statement.

INDEPENDENT ACCOUNTANTS

        Goldstein Golub Kessler LLP serves as our independent certified public accountants. Representatives of Goldstein Golub Kessler LLP are expected to be present at the special meeting, will have the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

By Order of the Board of Directors,
Steven H. Rothman, Secretary
Valley Cottage, New York
, 2004

Appendix A

MICROS-TO-MAINFRAMES, INC.
PURCHASE AGREEMENT

        THIS PURCHASE AGREEMENT (this "Agreement") is made on the 29th day of January, 2004, by and among Micros-to-Mainframes, Inc., a New York corporation (the "Company"), and the purchasers listed on Schedule I hereto, each of which is herein referred to as a "Purchaser" and, collectively, as the "Purchasers". Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in Section 8 herein.

W I T N E S S E T H:

        WHEREAS, prior to the Initial Closing Date, the Board of Directors will create and designate (i) a series of preferred stock to be known as Series A-1 Convertible Preferred Stock, $0.001 par value per share (the "Series A-1 Preferred Stock"); (ii) a series of preferred stock to be known as Series A-2 Convertible Preferred Stock, $0.001 par value per share (the "Series A-2 Preferred Stock"); and (iii) a series of preferred stock to be known as Series A-3 Convertible Preferred Stock, $0.001 par value per share (the "Series A-3 Preferred Stock", and together with the Series A-1 Preferred Stock and the Series A-2 Preferred Stock, the "Series A Preferred Stock"), the preferences, limitations and relative rights of which are set forth in the form of the Amended and Restated Certificate of Incorporation attached hereto as Exhibit A (the "Restated Certificate");

        WHEREAS, subject to the conditions and terms hereof, on the Initial Closing Date the Company will issue and sell to the Purchasers and the Purchasers will purchase from the Company (i) an aggregate of 3,255,814 shares of Series A-1 Preferred Stock (the "Series A-1 Purchased Shares") at a purchase price of $2.15 per share (the "Series A-1 Purchased Shares Purchase Price") and (ii) detachable warrants to purchase 500,000 shares of newly issued common stock, $0.001 par value per share (the "Common Stock"), of the Company, at an exercise price equal to $2.46 per share (the "Series A-1 Warrants");

        WHEREAS, subject to the conditions and terms hereof, on any Series A-2 Closing Date the Company will issue and sell to the Purchasers and the Purchasers will purchase from the Company (i) shares of Series A-2 Preferred Stock in an amount to be determined in accordance with the provisions and conditions set forth in Section 1.3 herein, but, in any event, not to exceed an aggregate amount of 2,000,000 shares of Series A-2 Preferred Stock (the "Series A-2 Purchased Shares") at a purchase price of $2.75 per share (the "Series A-2 Purchased Shares Purchase Price") and (ii) detachable warrants to purchase that number of shares of Common Stock equal to 20% of the number of shares of Series A-2 Purchased Shares being purchased at such time at an exercise price equal to $3.44 per share (the "Series A-2 Warrants");

        WHEREAS, subject to the conditions and terms hereof, on any Series A-3 Closing Date the Company will issue and sell to the Purchasers and the Purchasers will purchase from the Company (i) shares of Series A-3 Preferred Stock in an amount and at a purchase price to be determined in accordance with the provisions and conditions set forth in Section 1.4 herein (the "Series A-3 Purchased Shares") and (ii) detachable warrants to purchase that number of shares of Common Stock equal to 20% of the number of shares of Series A-3 Purchased Shares being purchased at such time at an exercise price equal to 125% of the per share purchase price of such Series A-3 Purchased Shares (the "Series A-3 Warrants");

        WHEREAS, the Company and the Purchasers are executing and delivering simultaneously herewith a voting agreement with certain shareholders of the Company pursuant to which such shareholders have agreed, among other things, to vote in favor of the transactions contemplated hereby;

        NOW, THEREFORE, in consideration of the premises and agreements contained in this Agreement, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, THE PARTIES HEREBY AGREE AS FOLLOWS:

        1.    Purchase and Sale of the Purchased Shares and the Warrants.

          1.1    Authorization of Issuance of Series A Preferred Stock and Warrants.    Subject to the terms and conditions of this Agreement, on or prior to the Initial Closing Date, the Company shall have authorized the issuance and sale to the Purchasers of (i) the Purchased Shares and (ii) the Warrants, substantially in the form attached hereto as Exhibit B.

          1.2    Purchase and Sale of Series A-1 Purchased Shares and Series A-1 Warrants.

            (a)   Subject to the terms and conditions of this Agreement, each Purchaser, severally and not jointly, agrees to purchase at the Initial Closing, and the Company agrees to issue and sell to each such Purchaser at the Initial Closing (i) the number of shares of Series A-1 Purchased Shares set forth opposite such Purchaser's name under the heading "Number of Series A-1 Purchased Shares" on Schedule I hereto and (ii) Series A-1 Warrants for the number of shares of Common Stock set forth opposite such Purchaser's name under the heading "Number of Series A-1 Warrant Shares" on Schedule I hereto, in exchange for the amount set forth opposite such Purchaser's name under the heading "Series A-1 Purchased Shares Purchase Price" on Schedule I hereto.

            (b)   The Company shall reimburse the Purchasers for the costs and expenses described in Section 11.7 by wire transfer of immediately available funds on the Initial Closing Date. An invoice for all such costs and expenses setting forth in reasonable detail such costs and expenses shall be furnished by the Purchasers to the Company prior to the Initial Closing Date.

          1.3    Purchase and Sale of Series A-2 Purchased Shares and Series A-2 Warrants.

            (a)   At any time and from time to time, but in no event later than twenty-four (24) months after the Initial Closing Date, each Purchaser may, in its sole discretion, purchase, and the Company agrees to issue and sell to each such Purchaser at a Series A-2 Closing, (i) shares of Series A-2 Purchased Shares and (ii) Series A-2 Warrants as herein provided. A Purchaser may exercise its right to purchase such Series A-2 Purchased Shares and Series A-2 Warrants by delivering a written request to the Company prior to the expiration of such twenty-four (24) month period requesting that the Company issue and sell the Series A-2 Purchased Shares and Series A-2 Warrants to such Purchaser in the amounts specified in such request; provided, however, that no Purchaser may purchase more than its Pro Rata Share of any Series A-2 Purchased Shares and Series A-2 Warrants without the written consent of the other Purchasers, which written consent shall be provided to the Company with the request submitted hereunder. The Company shall issue and sell to such Purchaser at a Series A-2 Closing pursuant to Section 1.7, the number of Series A-2 Purchased Shares and Series A-2 Warrants set forth in its request at the Series A-2 Purchased Shares Purchase Price; provided, that the Company has satisfied the conditions set forth in Section 4.1 and Section 4.3 hereto, and such Purchaser has satisfied the conditions set forth in Section 4.4 hereto.

            (b)   The Company may issue and the Purchasers may purchase pursuant to this Section 1.3 an aggregate of up to 2,000,000 shares of Series A-2 Purchased Shares and up to 400,000 Series A-2 Warrants; provided, however, that in no event shall the Purchasers purchase in the aggregate less than 1,000,000 Series A-2 Purchased Shares and 200,000 Series A-2 Warrants on any Series A-2 Closing Date (or the then remaining balance of the Series A-2 Purchased Shares and Series A-2 Warrants if there are fewer then remaining).

            (c)   The Company shall reimburse the Purchasers for the costs and expenses described in Section 11.7 incurred in connection with each Series A-2 Closing by wire transfer of immediately available funds on each Series A-2 Closing Date. An invoice for all such costs and expenses setting forth in reasonable detail such costs and expenses shall be furnished by the Purchasers to the Company prior to any such Series A-2 Closing Date.

          1.4    Purchase and Sale of Series A-3 Purchased Shares and Series A-3 Warrants.

            (a)   At any time and from time to time, but in no event later than thirty-six (36) months after the Initial Closing Date, each Purchaser may, in its sole discretion, purchase, and the Company agrees to issue and sell to each such Purchaser at a Series A-3 Closing; (i) a number of Series A-3 Purchased Shares that is equal to the quotient of (1) the amount specified in such Purchaser's notice provided for in the next sentence, divided by (2) the lesser of (x) $5.00 or (y) seventy five percent of the daily Volume Weighted Average Price of the Common Stock during the 20-day trading period ending one trading day (including such day) immediately prior to any such Series A-3 Closing Date, but in no event shall such divisor be less than $3.25 per share (the "Series A-3 Purchased Shares Purchase Price"), at a per share purchase price equal to the Series A-3 Purchased Shares Purchase Price and (ii) Series A-3 Warrants as herein provided. A Purchaser may exercise its right to purchase such Series A-3 Purchased Shares and Series A-3 Warrants by delivering prior to the expiration of such thirty-six (36) month period a written request to the Company requesting that the Company issue and sell the Series A-3 Purchased Shares and Series A-3 Warrants to such Purchaser in the amounts specified in such request; provided, however, that no Purchaser may purchase more that its Pro Rata Share of any Series A-3 Purchased Shares and Series A-3 Warrants without the written consent of the other Purchasers, which consent shall be provided to the Company with the request submitted hereunder. The Company shall issue and sell to such Purchaser at a Series A-3 Closing pursuant to Section 1.8, the number of Series A-3 Purchased Shares and Series A-3 Warrants set forth in its request at the Series A-3 Purchased Shares Purchase Price; provided, that the Company has satisfied the conditions set forth in Section 4.1 and Section 4.3 hereto, and such Purchaser has satisfied the conditions set forth in Section 4.4 hereto.

            (b)   Notwithstanding anything contained in this Agreement to the contrary, if the Purchasers have not exercised their right to purchase all of the authorized Series A-2 Preferred Stock that such Purchasers were entitled to purchase under Section 1.3(a), the Purchasers may in their sole discretion, purchase, and the Company agrees to issue and sell to each such Purchaser at a Series A-3 Closing, additional shares of Series A-3 Purchased Shares and Series A-3 Warrants having a total purchase price equal to $5,500,000 minus the total Series A-2 Purchased Shares Purchase Price of all Series A-2 Purchased Shares and Series A-2 Warrants purchased by the Purchasers under Section 1.3 (the "Series A-3 Additional Amount"). A Purchaser may exercise its right to purchase such additional Series A-3 Purchased Shares and Series A-3 Warrants and the number of additional Series A-3 Purchased Shares and Series A-3 Warrants each Purchaser may purchase shall be determined in the same manner as provided in Section 1.4(a).

            (c)   The Company may issue and the Purchasers may purchase pursuant to this Section 1.4 an aggregate of up to the sum of (x) $12,500,000 plus (y) the Series A-3 Additional Amount, if any, of Series A-3 Purchased Shares and Series A-3 Warrants at the applicable Series A-3 Purchased Shares Purchase Price per share; provided, however, that in no event shall the Purchasers purchase less than the aggregate amount of $5,000,000 of Series A-3 Purchased Shares and Series A-3 Warrants on any Series A-3 Closing Date (or the then remaining balance of the Series A-3 Purchased Shares and Series A-3 Warrants available for purchase, if a lower amount is then remaining).

            (d)   The Company shall reimburse the Purchasers for the costs and expenses described in Section 11.7 incurred in connection with each Series A-3 Closing by wire transfer of immediately available funds on each Series A-3 Closing Date. An invoice for all such costs and expenses setting forth in reasonable detail such costs and expenses shall be furnished by the Purchasers to the Company prior to any such Series A-3 Closing Date.

          1.5    Use of Proceeds.    The Company agrees to use the net proceeds from the sale and issuance of the Purchased Shares and the Warrants (together, the "Purchased Securities") pursuant to this Agreement for working capital, acquisition of assets or equity interests in other entities and other general corporate purposes.

          1.6    Initial Closing.    The purchase and sale of the Series A-1 Purchased Shares and the Series A-1 Warrants shall take place at the offices of Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019, promptly upon the satisfaction or waiver of the closing conditions set forth in Section 4.1 and Section 4.2, but not more than five (5) business days following approval of the transactions contemplated herein by the shareholders of the Company, or on such other date and at such other time as the Company and Purchasers hereto mutually agree upon in writing (which time and place are designated as the "Initial Closing"). The date of the Initial Closing is referred to herein as the "Initial Closing Date." At the Initial Closing, the Company shall deliver to each Purchaser (x) certificates for the number of Series A-1 Purchased Shares set forth opposite such Purchaser's name under the heading "Number of Series A-1 Purchased Shares" on Schedule I hereto and (y) Series A-1 Warrants entitling such Purchaser to purchase the number of shares of Common Stock set forth opposite such Purchaser's name under the heading "Number of Series A-1 Warrant Shares" in Schedule I hereto, against payment of the Series A-1 Purchased Shares Purchase Price set forth on Schedule I hereto by wire transfer of immediately available funds to such account as the Company designates. The Initial Closing shall not occur, and the Company shall have no obligation to make such deliveries, unless the Purchasers purchase and pay for the aggregate number of Series A-1 Purchased Shares and Series A-1 Warrants set forth on Schedule I hereto. The Company shall pay any documentary stamp or similar issue or transfer taxes due as a result of the issuance and sale of the Series A-1 Purchased Shares and Series A-1 Warrants.

          1.7    Series A-2 Closing.

          Subject to Section 1.3(a), the purchase and sale of any Series A-2 Purchased Shares and Series A-2 Warrants (each, a "Series A-2 Closing"), shall take place at the offices of Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019, on a date specified by the Company in writing that is not less than twenty Business Days following the later of (a) satisfaction of the conditions set forth in Section 4.1 and Section 4.3(a) of this Agreement and (b) the date on which written notice has been given to the Company by the Purchasers requesting that the Company issue and sell Series A-2 Preferred Stock and Series A-2 Warrants (each date and time of a Series A-2 Closing are referred to herein as a "Series A-2 Closing Date"). At any Series A-2 Closing, the Company shall deliver to each Purchaser (x) certificates for the number of Series A-2 Purchased Shares set forth opposite such Purchaser's name under the heading "Number of Additional Series A-2 Purchased Shares" on a supplement to Schedule I to this Agreement, as provided in Section 4.3(a) hereto, and (y) Series A-2 Warrants entitling such Purchaser to purchase the number of shares of Common Stock set forth opposite such Purchaser's name under the heading "Number of Series A-2 Warrant Shares" on a supplement to Schedule I to this Agreement, as provided in Section 4.3(a) hereto, against such Purchaser's payment of the Series A-2 Purchased Shares Purchase Price set forth on such supplement to Schedule I, in each case, by wire transfer of immediately available funds to such account as the Company designates. If any Purchaser exercises its right to purchase Series A-2 Purchased Shares under Section 1.3(a), then a Series A-2 Closing shall not occur, and the Company shall have no obligation to make such deliveries, unless the total aggregate number of Series A-2 Purchased Shares and Series A-2 Warrants specified in the supplement to Schedule I provided to the Company as herein required are purchased and paid for. The Company shall pay any documentary stamp or similar issue or transfer taxes due as a result of the issuance and sale of such Series A-2 Purchased Shares and Series A-2 Warrants.

          1.8    Series A-3 Closing.

          Subject to Section 1.4(a), the purchase and sale of any Series A-3 Purchased Shares and Series A-3 Warrants (each, a "Series A-3 Closing"), shall take place at the offices of Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019, on a date specified by the Company in writing that is not less than twenty Business Days following the later of (a) satisfaction of the conditions set forth in Section 4.1 and Section 4.3(a) of this Agreement and (b) the date on which written notice has been given to the Company by the Purchasers requesting that the Company issue and sell Series A-3 Preferred Stock and Series A-3 Warrants (each date and time of a Series A-3 Closing are referred to herein as a "Series A-3 Closing Date"). At any Series A-3 Closing, the Company shall deliver to each Purchaser (x) certificates for the number of Series A-3 Purchased Shares set forth opposite such Purchaser's name under the heading "Number of Additional Series A-3 Purchased Shares" on a supplement to Schedule I to this Agreement, as provided in Section 4.3(a) hereto, and (y) Series A-3 Warrants entitling such Purchaser to purchase the number of shares of Common Stock set forth opposite such Purchaser's name under the heading "Number of Series A-3 Warrant Shares" on a supplement to Schedule I to this Agreement, as provided in Section 4.3(a) hereto, against such Purchaser's payment of the Series A-3 Purchased Shares Purchase Price set forth on such supplement to Schedule I, in each case, by wire transfer of immediately available funds to such account as the Company designates. If any Purchaser exercises its right to purchase Series A-3 Purchased Shares under Section 1.4(a) or (b), then a Series A-3 Closing shall not occur, and the Company shall have no obligation to make such deliveries, unless the total aggregate number of Series A-3 Purchased Shares and Series A-3 Warrants specified in the supplement to Schedule I provided to the Company as herein required are purchased and paid for. The Company shall pay any documentary stamp or similar issue or transfer taxes due as a result of the issuance and sale of such Series A-3 Purchased Shares and Series A-3 Warrants.

        2.    Representations and Warranties of the Company.

        The Company hereby represents and warrants to each Purchaser the following, except as set forth on the Disclosure Schedule, specifically identifying or cross-referencing the relevant Sections hereof, which Disclosure Schedule shall be deemed to be part of the representations and warranties as if made hereunder:

          2.1    Organization and Qualification.    Each of the Company and the Subsidiaries is duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation or organization as set forth in Section 2.1 of the Disclosure Schedule and has the requisite power and authority to own, lease and operate its assets, properties and business and to carry on its business as it is now being conducted or proposed to be conducted. Each of the Company and the Subsidiaries is duly qualified as a foreign corporation to transact business, and is in good standing, in each jurisdiction where it owns or leases real property or maintains employees or where the nature of its activities make such qualification necessary, except where such failure to qualify would not have a Material Adverse Effect.

          2.2    Certificate of Incorporation and Bylaws.    The Company has delivered to the Purchasers true, correct, and complete copies of the Company's certificate of incorporation as in effect on the date hereof (the "Existing Certificate") and the Company's bylaws as in effect on the date hereof (the "Existing Bylaws").

          2.3    Corporate Power and Authority.    The Company has all requisite corporate power and authority to execute and deliver the Transaction Documents to which it is a party, to issue and sell the Purchased Securities to the Purchasers hereunder, to carry out and perform its obligations under the terms of the Transaction Documents, and to sell and issue the Common Stock issuable upon conversion of the Series A-1 Purchased Shares, the Series A-2 Purchased Shares and the Series A-3 Purchased Shares, and exercise of the Warrants (such Common Stock, the "Conversion Shares").

          2.4    Capitalization.

            (a)   Immediately prior to the date hereof, the authorized capital stock of the Company consists of 12,000,000 shares all of which 10,000,000 are designated as Common Stock and 2,000,000 are designated as preferred stock, par value $.001 per share, none of such preferred stock is issued and outstanding.

            (b)   As of the Initial Closing, the authorized capital stock of the Company shall consist of 100,000,000 shares, of which (i) 80,000,000 are designated as Common Stock; and (ii) 20,000,000 shares are designated as Series A Preferred Stock, 4,200,000 of which are designated Series A-1 Preferred Stock, 2,600,000 of which are designated Series A-2 Preferred Stock and 7,200,000 of which are designated Series A-3 Preferred Stock, none of which are issued and outstanding. Shares of the authorized Common Stock have been reserved as follows: (i) 250,000 shares of the authorized Common Stock have been reserved for issuance pursuant to the exercise of stock options granted or to be granted after the date hereof under the 1993 Stock Option Plan of the Company, (ii) 350,000 shares of the authorized Common Stock have been reserved for issuance pursuant to the exercise of stock options granted or to be granted after the date hereof under the 1996 Stock Option Plan of the Company, (iii) 250,000 shares of the authorized Common Stock have been reserved for issuance pursuant to the exercise of stock options granted or to be granted after the date hereof under the 1998 Stock Option Plan of the Company, (iv) 350,000 shares of the authorized Common Stock have been reserved for issuance pursuant to the exercise of stock options granted or to be granted after the date hereof under the 2000 Long-Term Performance Plan of the Company, (v) 250,000 shares of the authorized Common Stock have been reserved for issuance pursuant to the exercise of stock options granted or to be granted after the date hereof under the 2002 Long-Term Performance Plan of the Company, (vi) 2,000,000 shares of the authorized Common Stock have been reserved for issuance pursuant to the exercise of stock options granted or to be granted after the date hereof under the 2004 Equity Incentive Plan of the Company (the stock options described in clauses (i) through (vi), collectively, the "Options"), (vii) 4,200,000 shares of the authorized Common Stock have been reserved for issuance upon conversion of the Series A-1 Preferred Stock, (viii) 2,600,000 shares of the authorized Common Stock have been reserved for issuance upon conversion of the Series A-2 Preferred Stock, (ix) 7,200,000 shares of the authorized Common Stock have been reserved for issuance upon conversion of the Series A-3 Preferred Stock, (x) 500,000 shares of the authorized Common Stock have been reserved for issuance pursuant to the exercise of the Series A-1 Warrants, (xi) 400,000 shares of the authorized Common Stock have been reserved for issuance pursuant to the exercise of the Series A-2 Warrants, (xii) 1,107,692 shares of the authorized Common Stock have been reserved for issuance pursuant to the exercise of the Series A-3 Warrants, (xiii) 408,631 shares of Series A-1 Preferred Stock have been reserved for issuance as dividends with respect to the Series A-1 Preferred Stock, (xiv) 251,017 shares of Series A-2 Preferred Stock have been reserved for issuance as dividends with respect to the Series A-2 Preferred Stock and (xv) 695,123 shares of Series A-3 Preferred Stock have been reserved for issuance as dividends with respect to the Series A-3 Preferred Stock. The rights, privileges and preferences of the Series A-1 Preferred Stock, Series A-2 Preferred Stock and

    Series A-3 Preferred Stock are as stated in the Restated Certificate. The terms of the Warrants are as stated in the forms thereof contained in Exhibits B-1, B-2 and B-3. As of the date hereof, all issued and outstanding shares of the Company's capital stock are duly authorized and validly issued, are fully paid and nonassessable and are owned of record, and to the Company's Knowledge, beneficially, by the shareholders and in the amounts set forth in Section 2.4 of the Disclosure Schedule and have been issued in accordance with applicable federal and state securities laws; a pro forma capitalization table reflecting the issued and outstanding Common Stock, Series A-1 Preferred Stock and Series A-2 Preferred Stock and all options and warrants with respect thereto on a fully diluted basis immediately after the Initial Closing Date (assuming no additional issuances of securities between the date hereof and the Initial Closing Date) is attached hereto as Exhibit D. Except as set forth in Section 2.4 of the Disclosure Schedule or as provided in the Restated Certificate, there are no options, warrants, conversion privileges, or preemptive or other rights or agreements presently outstanding to purchase or otherwise acquire from the Company any shares of the capital stock or other securities of the Company. Except for the voting agreement described in the last paragraph of the recitals to this Agreement, the Company has not entered into any agreements with any of its shareholders with respect to the voting of capital shares of the Company and to the Knowledge of the Company none of its shareholders are parties to such agreements. Except as aforesaid and as contemplated in the Transaction Documents, the Company is not a party to any agreement or understanding, and to its Knowledge, no shareholders are a party to such an agreement or understanding, that affects or relates to the voting or giving of written consents with respect to any security, or the voting by a director, of the Company. Except as aforesaid, to the Company's Knowledge, no shareholder has granted options or other rights to any entity (other than the Company) to purchase any shares of Common Stock or other equity securities of the Company from such shareholder. Except as aforesaid or as set forth in Section 2.4 of the Disclosure Schedule, the Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise to acquire or retire any shares of its capital stock. Except as set forth in Section 2.4 of the Disclosure Schedule, the Company has not declared or paid any dividend or made any other distribution of cash, stock or other property to its shareholders. The Company has no Subsidiaries other than as set forth in Section 2.1 of the Disclosure Schedule. Except as set forth in Section 2.4 of the Disclosure Schedule, no stock plan, stock purchase, stock option or other agreement or understanding between the Company and any holder of any equity securities or rights to purchase equity securities provides for acceleration or other changes in the vesting provisions or other terms of such agreement or understanding (including any reduction in the exercise price of any option, warrant or similar security) as the result of any merger, consolidation or sale of stock.

          2.5    Authorization.    The execution, delivery and performance by the Company and each Subsidiary of the Transaction Documents to which the Company and any such Subsidiary is a party, the sale, issuance and delivery of the Purchased Securities and the performance of all of the obligations of the Company and the Subsidiaries under each of the Transaction Documents have been authorized by the Company's Board of Directors, and, other than shareholder approval and approvals required by the Nasdaq Stock Market ("Nasdaq"), no other corporate action on the part of the Company or any Subsidiary and no other corporate or other approval or authorization is required on the part of the Company, any Subsidiary or any Person by Law or otherwise in order to make the Transaction Documents the valid, binding and enforceable obligations (subject to (i) laws of general application relating to bankruptcy, insolvency, and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief, or other equitable remedies) of the Company and each Subsidiary that is a party thereto. Each of the Transaction Documents, when executed and delivered by each of the Company and each Subsidiary that is a party thereto, will constitute a valid and legally binding obligation of the Company and each Subsidiary that is a party thereto, enforceable against the Company and such Subsidiaries that are parties thereto in accordance with its respective terms, subject to (i) laws of general application relating to bankruptcy, insolvency, and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief, or other equitable remedies.

          2.6    Title to Properties and Assets; Leases; Insurance.

            (a)   Neither the Company nor any Subsidiary currently owns any real property and has never owned any real property. Each of the Company and each Subsidiary has good and marketable title to or has, or will have, concurrently with the execution hereof, a valid leasehold interest in, or license to use, all of the property or assets used by it or located on its premises and necessary for the conduct of business as presently conducted, free and clear of all Liens, other than as set forth on Section 2.6(a) of the Disclosure Schedule (the "Permitted Liens"), which together do not have a Material Adverse Effect.

            (b)   With respect to the insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations, employees, officers and directors of the Company and each Subsidiary, there is no claim by the Company pending under any of such policies or bonds as to which coverage has been denied or disputed by the underwriters of such policies or bonds which would have a Material Adverse Effect. All premiums due and payable under all such policies and bonds have been paid and the Company and each Subsidiary is otherwise in compliance in all material respects with the terms of such policies and bonds. The Company has no Knowledge of any threatened termination of, or material premium increase with respect to, any of such policies. The Company and each Subsidiary maintains insurance in such amounts, including (as applicable) self-insurance, retainage and deductible arrangements, and of such a character as is reasonable for companies engaged in the same or similar business similarly situated. Section 2.6(b) of the Disclosure Schedule sets forth a list of all insurance coverage carried by the Company and each Subsidiary, identifying the carrier and the amount of coverage.

          2.7    Related-Party Transactions.    Except as set forth in Section 2.7 of the Disclosure Schedule, no employee, officer, shareholder, director or consultant of the Company or any Subsidiary or member of the immediate family (defined as parents, spouse, siblings or lineal descendants) of any such officer or director is indebted to the Company or any Subsidiary for borrowed money, and neither the Company nor any Subsidiary is indebted for borrowed money (or committed to make loans or extend or guarantee credit) to any of them other than for reimbursement of expenses incurred in connection with their service to the Company, and amounts accrued but not yet due to employees and other service providers. To the Company's Knowledge, except as provided for in the Transaction Documents and except as set forth in Section 2.7 of the Disclosure Schedule, (a) no employee, officer, shareholder, director or consultant of the Company or any Subsidiary or any member of the immediate family of any such officer or director is, directly or indirectly, interested in any Material Contract or has any other material business relationship with the Company or any Subsidiary, except stock ownership in and employment by the Company and (b) no officer, director of the Company or any Subsidiary or any member of the immediate family of such officer or director has any material business relationship with any competitor of the Company or any Subsidiary.

          2.8    Permits; Compliance with Applicable Law.    Except as set forth on Section 2.8 of the Disclosure Schedule, the Company and each Subsidiary has all material franchises, permits, licenses, authorizations, approvals, registrations and any similar authority ("Permits") necessary for the conduct of its business as now being conducted by it and believes it can obtain any similar authority for the conduct of its business as currently planned by the Company and the Subsidiaries to be conducted. The Permits shall include, without limitation, export control-related licenses and registrations and industrial security clearances (facility and personnel clearances) as appropriate for conduct of the Company's and Subsidiaries' businesses the absence of which would have a Material Adverse Effect. Neither the Company nor any Subsidiary is in violation in any material respect of, or default in any material respect under, any such Permits. All such Permits are in full force and effect, and to the Company's Knowledge, no violations in any material respect have been recorded in respect of any such Permits; no proceeding is pending or, to the Company's Knowledge, threatened to revoke or limit any such Permit; and no such Permit will be suspended, cancelled or adversely modified as a result of the execution and delivery of Transaction Documents. The Company and each Subsidiary is in compliance in all respects with all applicable laws, except where the failure to so comply would not have a Material Adverse Effect.

          2.9    Proprietary Rights.

            (a)   The Company and the Subsidiaries are the sole owners, free and clear of any Liens, other than (x) as set forth on Section 2.6(a) of the Disclosure Schedule and (y) Permitted Liens which shall not have a Material Adverse Effect, or have a valid license, without the payment of any royalty (except with respect to off-the-shelf software that is licensed by the Company or a Subsidiary) and otherwise on commercially reasonable terms, to, all material Proprietary Rights. As used herein, the term "Proprietary Rights" means the Company's or the Subsidiaries' patents, trademarks, trade names, service marks, logos, designs, formulations, copyrights, and other trade rights and all registrations and applications therefor, all know-how, trade secrets, technology or processes, research and development, all Internet domain addresses, Web sites and computer programs, data bases and software documentation and all other intellectual property owned, licensed or otherwise used by the Company and the Subsidiaries (other than off-the-shelf software that is licensed by the Company or a Subsidiary). Set forth in Section 2.9(a) of the Disclosure Schedule is a true and correct list of all patents, trademarks, trade names, service marks, logos, and registered copyrights, as well as a list of all material proprietary software owned or licensed by the Company and the Subsidiaries. Section 2.9(a) of the Disclosure Schedule also indicates which of such items have been patented or registered or are in the process of application for the same. The Company and each Subsidiary have taken all reasonable actions to protect its rights in material Proprietary Rights owned by it. The rights of the Company and each Subsidiary in the material Proprietary Rights are valid and enforceable. Except as disclosed in Schedule 2.9(a) of the Disclosure Schedule, neither the Company nor any Subsidiary has received any written demand, claim, notice or inquiry from any person or entity in respect of the material Proprietary Rights which challenges, threatens to challenge or inquires as to whether there is any basis to challenge, the validity of, or the rights of the Company and the Subsidiaries in the material Proprietary Rights, and the Company has no Knowledge of any basis for any such challenge. To the Company's Knowledge, neither the Company nor any Subsidiary is in violation or infringement of, and has not violated or infringed, any intellectual property rights of any other person or entity. To the Company's Knowledge, except as set forth in Section 2.9(a) of the Disclosure Schedule, no third party is infringing on the rights of the Company and the Subsidiaries in and to the material Proprietary Rights. Except on an arm's-length basis for value and other commercially reasonable terms, neither the Company nor any Subsidiary has granted any license with respect to the material Proprietary Rights to any person or entity.

            (b)   Also set forth in Section 2.9(b) of the Disclosure Schedule is a true and complete list of all material software currently licensed or used by the Company and the Subsidiaries in operating and maintaining its business, excluding all off-the-shelf or shrink-wrap licensed software (collectively the "Company Software"). The Company and the Subsidiaries either owns or has valid, royalty free and fully paid licenses for all of the Company Software.

            (c)   Neither the Company nor any Subsidiary is aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or that would conflict with the Company's or any Subsidiaries' businesses, as presently proposed to be conducted. The current and former employees and consultants of the Company described in Section 2.9(c) of the Disclosure Schedule have entered into a valid and binding written agreements with the Company sufficient to vest title in the Company of all Proprietary Rights created by such employee in the scope of his or her employment with the Company. Neither the Company nor any Subsidiary generally requires any of its respective employees, other than employees and consultants in the information technology area, to enter into a proprietary information and inventions agreement. Neither the Company nor any Subsidiary is aware that any of its current or former officers or consultants are in violation thereof, and the Company and each Subsidiary will use its diligent efforts to prevent any such violation. No employee, officer or consultant of the Company or any Subsidiary has excluded works or inventions made prior to his or her employment with the Company or such Subsidiary from his or her assignment of inventions pursuant to such employee, officer or consultant's proprietary information and inventions agreement. Neither the Company nor any Subsidiary believes it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees (or persons it intends to hire) made prior to their employment by the Company or any Subsidiary, except for inventions, trade secrets or proprietary information that have been assigned to the Company or such Subsidiary. If any Proprietary Rights have been conceived, developed or created by any person or entity acting as an independent contractor, the Company and each Subsidiary has irrevocably obtained worldwide, perpetual (except as otherwise provided under any applicable laws) ownership of, and is the exclusive owner of, all such Proprietary Rights by operation of law or by valid assignment.

            (d)   The Company and each Subsidiary takes reasonable measures to protect the confidentiality of the Proprietary Rights, including requiring employees and independent contractors having access thereto to execute written non-disclosure agreements. To the Knowledge of the Company, no Proprietary Rights have been disclosed or authorized to be disclosed to any person or entity, including any employee, agent or contractor, other than pursuant to a non-disclosure agreement that adequately protects the proprietary interests of the Company and the Subsidiaries in and to such Proprietary Rights. To the Knowledge of the Company, no party to any non-disclosure agreement relating to the Proprietary Rights is in breach thereof.

            (e)   Neither the execution nor delivery of this Agreement or the Transaction Documents, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as presently proposed will, to the Knowledge of the Company, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee is now obligated.

            (f)    Section 2.9(f) of the Disclosure Schedule contains a complete and accurate list of all license and other agreements relating to the material Proprietary Rights.

          2.10    Material Contracts.    (a) Set forth in Section 2.10(a) of the Disclosure Schedule is a true and complete list of all material vendor and customer agreements, licenses, distribution agreements, confidentiality agreements, agreements prohibiting or limiting the ability of the Company and the Subsidiaries to freely complete purchase and sales orders, powers of attorney, undertakings, commitments, notes, loan agreements, indentures, mortgages, guarantees, pledges, instruments, leases, decrees or obligations to which the Company and any of the Subsidiaries is a party and which relate to the business of the Company and the Subsidiaries or agreements by which the Company and the Subsidiaries are bound, including, without limitation, (i) any material agreement which requires future expenditures by the Company or any Subsidiary or which might result in payments to the Company or any Subsidiary, (ii) any material purchase or task order which might result in payments to the Company or any Subsidiary, (iii) any employment and consulting agreements, (iv) any material agreement with any current or former shareholder (except for the Transaction Documents), officer or director of the Company or any Subsidiary, or any "affiliate" or "associate" of such persons (as such terms are defined in the rules and regulations promulgated under the Securities Act of 1933, as amended (the "Securities Act")), including, without limitation, any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such person or entity, (v) any agreement relating to the development, manufacture, marketing or distribution of the products or services of the Company and the Subsidiaries and (vi) any other agreement material to the business of the Company or any Subsidiary, regardless of the dollar value of the amounts receivable by or payment obligations of the Company or any Subsidiary thereunder (collectively, the "Material Contracts"). The SEC Reports (as hereinafter defined) include all of the current assets of the Company and all financing arrangements of the Company relating to current assets or current liabilities of the Company.

            (b)   Assuming the due execution and delivery by the other parties thereto, each of such Material Contracts is as of the date hereof legal, valid and binding, and in full force and effect, and enforceable in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency, and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief, or other equitable remedies. There is no material breach, violation or default by the Company or any of the Subsidiaries (or any other party) under any such Material Contract, and to the Company's Knowledge, no event (including, without limitation, the transactions contemplated by this Agreement) has occurred which, with notice or lapse of time or both, would (A) constitute a material breach, violation or default by the Company or any Subsidiary (or any other party) under any such Material Contract, or (B) give rise to any Lien (other than a Permitted Lien) or right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration against the Company or any Subsidiary under any such Material Contract. Except as set forth in Section 2.10(b) of the Disclosure Schedule, neither the Company nor any Subsidiary is and, to the Company's Knowledge, no other party to any of such Material Contract is in arrears in respect of the performance or satisfaction of any material terms or conditions on its part to be performed or satisfied under any of such Material Contract, and neither the Company nor any Subsidiary has and, to the Company's Knowledge, no other party thereto has granted or been granted any material waiver or indulgence under any of such Material Contract or repudiated any provision thereof.

          2.11    Absence of Undisclosed Liabilities.    Except as set forth in Section 2.11 of the Disclosure Schedule, the Company does not have any liabilities of any type, whether absolute or contingent to the Company's Knowledge.

          2.12    Absence of Conflicts.    The Company is not in violation of or default under any provision of its Existing Certificate or Existing Bylaws. Except as set forth in Section 2.12 of the Disclosure Schedule, the execution, delivery, and performance of, and compliance with the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, have not and will not:

            (a)   violate, conflict with or result in a breach of any provision of or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of any Lien (other than a Permitted Lien) upon any of the assets, properties or business of the Company and the Subsidiaries under, any of the terms, conditions or provisions of (i) the Existing Certificate or the Existing Bylaws, or (ii) any Material Contract; or

            (b)   violate any judgment, ruling, order, writ, injunction, award, decree, or any Law or regulation of any court or federal, state, county or local government or any other governmental, regulatory or administrative agency or authority which is applicable to the Company or any Subsidiary or any of their assets, properties or businesses, which violation would have a Material Adverse Effect.

          2.13    Litigation.    Except as set forth in Section 2.13 of the Disclosure Schedule, there is no action, claim, litigation, tax or compliance audit, suit or proceeding, regulatory or administrative enforcement action or governmental inquiry or investigation (including, without limitation, a defective pricing investigation or claim or other proceeding in connection with the Company's contracts), pending, or, to the Company's Knowledge, any threat thereof, against the Company or any Subsidiary or any of their officers or directors or the assets of the Company or any Subsidiary. To the Company's Knowledge, there is no reason to believe that any of the foregoing may occur which, in the aggregate, would have a Material Adverse Effect. Neither the Company nor any Subsidiary is subject to any outstanding judgment, order or decree directed against the Company or any Subsidiary or any officer or director of any thereof. Except as set forth in Section 2.13 of the Disclosure Schedule, there is no action, suit, proceeding or investigation into the possibility thereof by the Company or any Subsidiary currently pending or that the Company or any Subsidiary presently intends to initiate against a third party.

          2.14    Consents.    No consent, approval, waiver or authorization, or designation, declaration, notification, or filing with any person or entity (governmental or private), on the part of the Company or any Subsidiary is required in connection with the valid execution, delivery and performance of the Transaction Documents, the offer, sale or issuance of the Purchased Securities or the consummation of any other transaction contemplated hereby or by the Purchased Shares or the Warrants (other than such notifications or filings required under applicable federal or state securities laws, if any), except for such consents, approvals, waivers, authorizations, designations, declarations, notifications, or filings that will be received prior to or as of the Initial Closing Date.

          2.15    Labor Relations; Employees.    Set forth in Section 2.15 of the Disclosure Schedule is a true and correct list of the employees of the Company, which list provides, among other things, the name, title, job description and salary information concerning each such employee, as well a true and correct list of each employee who holds an H-1B "Specialty Occupation" Visa, if any, all as of November 30, 2003. Except as set forth in Section 2.15 of the Disclosure Schedule, neither the Company nor any Subsidiary is delinquent in payments with respect to any such employee, for any wages, salaries, commissions, bonuses or other direct compensation for any services performed by the date hereof or amounts required to be reimbursed to any employee as of the date hereof. The Company and each Subsidiary is in compliance in all material respects with all laws and orders relating to the employment of labor and classification of persons as employees, including, without limitation, all such laws and orders relating to wages, hours, discrimination, civil rights, safety and the collection and payment of withholding and/or Social Security taxes and similar taxes and the provision of employee benefits. To the Company's Knowledge, no officer, division leader or other significant employee of the Company or any Subsidiary has any current plans to terminate his employment with the Company or such Subsidiary. Except as set forth in Section 2.15 of the Disclosure Schedule, to the Company's Knowledge neither the Company nor any Subsidiary employs members of any labor union. Except for the employment agreements listed on Section 2.15 of the Disclosure Schedule, no employee of the Company or any Subsidiary has been granted the right to continued employment by the Company or any such Subsidiary or to any material compensation following termination of employment with the Company or any such Subsidiary.

          2.16    Employee Benefit Plans.    (a) Except as set forth in Section 2.10 or Section 2.16(a) of the Disclosure Schedule, the Company and the Subsidiaries have no employment agreements or labor or collective bargaining agreements and there are no employee benefit or compensation plans, agreements, arrangements or commitments (including "employee benefit plans," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) maintained by the Company or any Subsidiary for any employees of the Company or any Subsidiary or with respect to which the Company or any Subsidiary has liability, or makes or has an obligation to make contributions (each a "Company Employee Plan" and together the "Company Employee Plans").

            (b)   Except as set forth in Section 2.16(b) of the Disclosure Schedule, each Company Employee Plan that is an employee welfare benefit plan as defined under Section 3(l) of ERISA is funded through an insurance company contract. Except as set forth in Section 2.15(b) of the Disclosure Schedule, each Company Employee Plan by its terms and operation is in compliance in all material respects with all applicable laws and all required filings, if any, with respect to such Company Employee Plan has been made. Except as set forth in Section 2.15(b) of the Disclosure Schedule, neither the Company nor any entity that is or was at any time treated as a single employer with the Company under Section 414(b), (c), (m) or (o) of the Code has at any time maintained, contributed to or been required to contribute to or has any liability with respect to, any plan subject to Title IV of ERISA (including, without limitation, any Multiemployer Plan). Except as set forth in Section 2.16(b) of the Disclosure Schedule, the events contemplated by this Agreement (either alone or together with any other event) will not (i) entitle any employees to severance pay, unemployment compensation, or other similar payments under any Company Employee Plan or law, (ii) accelerate the time of payment or vesting or increase the amount of benefits due under any Company Employee Plan or compensation to any employees of the Company or any Subsidiary or (iii) result in any payments (including parachute payments) under any Company Employee Plan or Law becoming due to any employee.

          2.17    Tax Returns, Payments and Elections.    The Company and each Subsidiary has filed all tax returns and reports (including information returns and reports) as required by law except to the extent that the failure to so file did not and does not have a Material Adverse Effect. These returns and reports are true and correct in all material respects. The Company and each Subsidiary has paid or made provision for payment of all taxes and other assessments shown as due on such returns. The provision for taxes of the Company and the Subsidiaries as shown in the Financial Statements (as hereinafter defined) is adequate in all material respects for all taxes, assessments and governmental charges due or accrued as of the date thereof with respect to its business, properties and operations. Neither the Company nor any Subsidiary has elected pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), to be treated as a Subchapter S corporation pursuant to Section 1362(a) or a collapsible corporation pursuant to Section 341(f) of the Code, nor has the Company or any Subsidiary made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation or amortization) that would have a Material Adverse Effect. Neither the Company nor any Subsidiary has had any tax deficiency proposed or assessed against it by the Internal Revenue Service or any other foreign, federal, state or local taxing authority and none have been asserted in writing or, to the Company's Knowledge, threatened at any time for additional taxes. Neither the Company nor any Subsidiary has executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge and none of the foreign, federal, state or local income or franchise tax or sales or use tax returns have ever been audited by governmental authorities. Since the date of the

  Financial Statements, neither the Company nor any Subsidiary has incurred any taxes, assessments or governmental charges other than in the ordinary course of business. The Company and each Subsidiary has withheld or collected from each payment made to each of its respective employees, the amount of all taxes (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) and foreign taxes required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositories.

          2.18    Brokers or Finders.    Except as set forth in Section 2.18 of the Disclosure Schedule, neither the Company nor any Subsidiary has incurred, or will incur, directly or indirectly, as a result of any action taken by the Company or any Subsidiary, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or the issuance of the Purchased Securities or any transaction contemplated hereby or thereby. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company, any Subsidiary or any of their respective officers, employees or representatives is responsible.

          2.19    Offering Exemption.    Assuming the truth and accuracy of the representations and warranties contained in Section 3, the offer and sale of the Purchased Securities as contemplated hereby and the issuance and delivery to the Purchasers of the Purchased Securities and, if applicable, the Conversion Shares, are exempt from registration under the Securities Act, and will be registered or qualified (or exempt from registration or qualification) under applicable state securities and "blue sky" laws, as currently in effect.

          2.20    Environmental Matters.    (a) The Company and each Subsidiary complies and has at all times complied with all federal, state and local laws, judgments, decrees, orders, consent agreements, authorizations, permits, licenses, rules, regulations, common or decision law (including, without limitation, principles of negligence and strict liability) relating to the protection, investigation or restoration of the environment (including, without limitation, natural resources) or the health or safety matters of humans and other living organisms, including the Resource Conservation and Recovery Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Federal Clean Water Act, as amended, the Federal Clean Air Act, as amended, the Toxic Substances Control Act, or any state and local analogue (hereinafter "Environmental Laws"), except where the failure to comply would not reasonably be expected to have a Material Adverse Effect.

            (b)   Except as set forth in Section 2.20(b) of the Disclosure Schedule, (i) the Company has no Knowledge of any claim, and has not received notice of a written complaint, order, directive, claim, request for information or citation, and to the Company's Knowledge no proceeding has been instituted raising a claim against the Company or any Subsidiary or any predecessor or any of their respective real properties now or formerly owned, leased or operated or other assets indicating or alleging any damage to the environment or any liability or obligation under or violation of any Environmental Law and (ii) neither the Company nor any Subsidiary is subject to any order, decree, injunction or other directive of any Governmental Authority.

            (c)   Except as set forth in Section 2.20(c) of the Disclosure Schedule, (i) neither the Company nor any Subsidiary has used and, to the Company's Knowledge, no other person has used any portion of any property currently or previously owned, operated or leased by the Company or any Subsidiary for the generation, handling, processing, treatment, storage or disposal of Hazardous Materials except in accordance with applicable Environmental Laws;

    (ii) neither the Company nor any Subsidiary owns or operates any underground tank or other underground storage receptacle for Hazardous Materials, any asbestos-containing materials or polychlorinated biphenyls, and, to the Company's Knowledge, no underground tank or other underground storage receptacle for Hazardous Materials, asbestos-containing materials or polychlorinated biphenyls are located on any portion of any property currently owned, operated or leased by the Company or any Subsidiary and (iii) to the Company's Knowledge, neither the Company nor any Subsidiary has caused or suffered to occur any Releases or threatened Releases of Hazardous Materials on, at, in, under, above, to, from or about any property currently or previously owned, operated or leased by the Company or any Subsidiary.

            (d)   The execution, delivery and performance of this Agreement is not subject to any Environmental Laws which condition, restrict or prohibit the sale, lease or other transfer of property or operations, including any so-called "environmental cleanup responsibility acts" or requirements for the transfer of permits, approvals, or licenses. To the Company's Knowledge, there have been no environmentally related audits, studies, reports, analyses (including soil and groundwater analyses), or investigations of any kind performed with respect to the currently or previously owned, leased, or operated properties of the Company or any Subsidiary.

          2.21    Offering of Purchased Shares and Warrants.    No form of general solicitation or general advertising was used by the Company or any of its agents or representatives in connection with the offer and sale of the Purchased Securities. Neither the Company nor, to the Company's Knowledge, any agent acting on the Company's behalf has, directly or indirectly, offered the Purchased Securities of the Company for sale to or solicited any offers to buy the Purchased Securities of the Company from, or otherwise approached or negotiated with respect thereto with any other potential purchaser.

          2.22    SEC Reports; Disclosure.    (a) The Company has filed all required forms, reports and documents with the Securities and Exchange Commission (the "SEC") since April 1, 2000, each of which has complied in all material respects with all applicable requirements of the Securities Act of 1933, as amended (the "33 Act") and the Securities Exchange Act of 1934, as amended (the "34 Act"), and the rules and regulations promulgated thereunder, each as in effect on the date such forms, reports and documents were filed. The Company has heretofore delivered to the Purchasers, in the form filed with the SEC (including any amendments thereto) (i) its Annual Report on Form 10-K for the years ended March 31, 2003, 2002 and 2001, (ii) all definitive proxy statements relating to the Company's meeting of shareholders (whether annual or special) held since April 1, 2001 and (iii) all other reports or registration statements filed by the Company with the SEC since April 1, 2003 (the items in clauses (i), (ii) and (iii) collectively, the "SEC Reports").

            (b)   Except as set forth in Section 2.22(b) of the Disclosure Schedule, none of (a) this Agreement (including, without limitation, the Disclosure Schedule and the Schedules and Exhibits attached hereto), (b) any other Transaction Documents, or (c) the SEC Reports contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein in light of the circumstances under which they were made not misleading. There is no fact which, to the Knowledge of the Company, has not been disclosed to the Purchasers, which could be expected to have a Material Adverse Effect on the ability of the Company and each Subsidiary to perform its obligations under the Transaction Documents.

            (c)   Except as disclosed in the SEC Reports, since April 1, 2003, there has not been any change, or any application or any request for any change, by the Company or any of its Subsidiaries in accounting principles, methods or policies for financial accounting or tax purposes.

            (d)   Except as set forth in Section 2.22(d) of the Disclosure Schedule, the Company is not aware of any correspondence (other than routine communications), action or proposed or threatened action by the SEC or Nasdaq with regard to the Company.

          2.23    Financial Statements.    The Company has delivered to each Purchaser the audited financial statements of the Company and its Subsidiaries as at and for the years ended March 31, 2003, 2002 and 2001 and unaudited financial statements as at and for the fiscal quarters ended June 30 and September 30, 2003 (the "Financial Statements"). The Company has delivered to each Purchaser the monthly financial statements of the Company and its Subsidiaries for the months ended October 31, 2003 and November 30, 2003 in the form prepared by the Company. Except as set forth on Schedule 2.23 of the Disclosure Schedule, the Financial Statements have been prepared in accordance with GAAP and fairly present the financial condition and operating results of the Company and its Subsidiaries as of the date, and for the period, indicated therein, except that the unaudited financial statements as at and for the fiscal quarters ended June 30 and September 30, 2003 and the months ended October 31, 2003 and November 30, 2003 are subject to normal year-end adjustments and do not contain all notes required under GAAP. Except as set forth in the Financial Statements, the Company and its Subsidiaries have no liabilities, obligations or commitments of any nature (whether accrued, absolute, contingent, unliquidated or otherwise, due or to become due and regardless of when addressed), which are required to be included in the Financial Statements in accordance with GAAP other than (a) liabilities that are listed on Section 2.23 of the Disclosure Schedule, (b) liabilities that have arisen in the ordinary course of business since November 30, 2003 and have not had and could not reasonably be expected to have a Material Adverse Effect and (c) obligations to perform after the date hereof any contracts or agreement which have been disclosed on Section 2.10 of the Disclosure Schedule or which are not required to be disclosed Section 2.10 of the Disclosure Schedule because such contracts and agreements do not meet the disclosure thresholds under Section 2.10 of the Disclosure Schedule. Except as disclosed in the Financial Statements, neither the Company nor any Subsidiary is a direct or indirect guarantor or indemnitor of any indebtedness of any other person or entity.

          2.24    Changes.    Except as expressly contemplated by the Transaction Documents or as set forth in Section 2.24 of the Disclosure Schedule or as disclosed in the SEC Reports, since March 31, 2003 there has not been:

            (a)   any change in the assets, liabilities, financial condition or operating results of the Company or any Subsidiary from that reflected in the Financial Statements, except changes in the ordinary course of business that have not created, in the aggregate, a Material Adverse Effect,

            (b)   any intentional waiver or cancellation of any material right of the Company or any Subsidiary, or the cancellation of any material debt or claim held by the Company or any Subsidiary,

            (c)   any payment, discharge or satisfaction of any material claim, liability or obligation of the Company or any Subsidiary other than in the ordinary course of business,

            (d)   any Lien (other than Permitted Liens) upon the assets of the Company or any Subsidiary that would be prohibited by the terms of the Restated Certificate if it were to arise after the Closing Date,

            (e)   any declaration or payment of dividends on, or other distribution with respect to, or any direct or indirect redemption or acquisition of, any securities of the Company or any Subsidiary other than the Purchased Securities,

            (f)    any sale, assignment or transfer of any material, tangible or intangible assets of the Company or any Subsidiary except in the ordinary course of business,

            (g)   any loan by the Company or any Subsidiary to any officer, director, employee, consultant or shareholder of the Company or any Subsidiary (other than advances to such persons in the case of travel, entertainment or other similar advances in the ordinary course of business),

            (h)   any material increase, direct or indirect, in the compensation paid or payable to any officer or director of the Company or any Subsidiary or, other than in the ordinary course of business, to any other employee, consultant or agent of the Company or any Subsidiary,

            (i)    any material change in the accounting methods, practices or policies of the Company or any Subsidiary,

            (j)    any indebtedness incurred for borrowed money by the Company or any Subsidiary other than in the ordinary course of business,

            (k)   any material adverse change in the manner of business or operations of the Company or any Subsidiary (including, without limitation, any accelerations or deferral of the payment of any material accounts payable or other current, material liabilities or deferral of the collection of any material accounts or notes receivable),

            (l)    any capital expenditures or commitments therefor by the Company or any Subsidiary that aggregate in excess of $25,000 for any twelve-month period,

            (m)  any issuance of any stock, bonds or other securities of the Company or any Subsidiary,

            (n)   any amendment to the Existing Certificate, Existing Bylaws or other organizational documents of the Company or any amendment of the organizational or formation documents of any Subsidiary, other than the Restated Certificate and Restated Bylaws, or

            (o)   except for the transactions contemplated by this Agreement, any agreement or commitment (contingent or otherwise) by the Company or any Subsidiary to do any of the foregoing.

          2.25    Existing Registration Rights.    Except as set forth in Section 2.25 of the Disclosure Schedule the Company has not granted or agreed to grant rights to require the registration of the Company's equity securities under the Securities Act, including piggyback rights, to any person or entity.

          2.26    Suppliers and Customers.    Except as set forth in Section 2.26 of the Disclosure Schedule, since the date of the Company's most recent audited financial statements, none of the Company's or any Subsidiaries' suppliers, vendors, or customers has: (i) terminated or cancelled a Material Contract or material business relationship; (ii) threatened in writing to terminate or cancel a Material Contract or material business relationship; (iii) expressed dissatisfaction in writing with the performance of the Company or any Subsidiary with respect to a Material Contract or material business relationship; or (iv) demanded in writing any material modification, termination or limitation of a Material Contract or material business relationship with the Company or any Subsidiary (excluding any contracts or business relationship which, if so terminated, cancelled, modified or limited, would not result in a Material Adverse Effect), nor does the Company have Knowledge that any of the events described in clauses (i)—(iv), whether in writing or otherwise, will occur after the Closing Date. Set forth in Section 2.26 of the Disclosure Schedule is a list describing the sales derived from each of the Company's major customers for the period of April 1, 2003 through December 31, 2003 (determined by amount of revenue) and such list is true and correct in all material respects.

          2.27    Foreign Corrupt Practices Act.    Neither the Company, any Subsidiary nor, to the Company's Knowledge after reasonable inquiry by each of the individuals referred to in the definition of the term "Knowledge" in Section 8, any employee of the Company or any Subsidiary has violated the United States Foreign Corrupt Practices Act, as amended, in any material respect. To the Company's Knowledge, no shareholder, director, officer, employee or agent of the Company or of a Subsidiary has, directly or indirectly, made or agreed to make, any unlawful or illegal payment, gift or political contribution to, or taken any other unlawful or illegal action, for the benefit of any customer, supplier, governmental employee or other Person who is or may be in a position to assist or hinder the business of the Company or a Subsidiary.

          2.28    Work in Progress.    Section 2.28 of the Disclosure Schedule contains a complete list of all contracts on which the Company and its Subsidiaries are currently working or which have not been completed, the customer for whom the work is being performed, and the amount and basis for payment and the status of the contract and the work being performed thereunder. Except as set forth in Section 2.28 of the Disclosure Schedule, there is currently no material work being performed for which there is no written agreement or purchase order signed by the customer.

          2.29    Warranty and Related Matters.    Section 2.29 of the Disclosure Schedule sets forth a complete list of all outstanding product and service warranties and guarantees on any of the products or services that the Company or its Subsidiaries distributes, services, markets or sells for itself, a customer or a third party (each such product or service shall be referred to herein as a "Company Product"). There are no existing or, to the Company's Knowledge, threatened in writing, product liability, warranty or other similar claims against the Company or any of its Subsidiaries alleging that any Company Product is defective or fails to meet any product or services warranties except as set forth in Section 2.29 of the Disclosure Schedule.

          2.30    No Discussions of Dispositions.    Except as set forth in Section 2.30 of the Disclosure Schedule, Company has not entered into discussions of any nature with any potential third party purchaser of the Company or broker therefor with respect to a proposed merger, acquisition or sale of all or substantially all of the assets of the Company (a "Disposition") during the period of three months immediately prior to the date hereof.

        3.    Representations and Warranties of the Purchasers.    Each Purchaser hereby represents and warrants that:

          3.1    Organization and Qualification.    Each Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and its Agreement of Limited Partnership to carry on its business as it is now being conducted or proposed to be conducted.

          3.2    Power and Authority.    Each Purchaser has all requisite power and authority as a limited partnership to execute and deliver the Transaction Documents to which it is a party, to purchase the Purchased Securities from the Company hereunder, and to carry out and perform its obligations under the terms of the Transaction Documents.

          3.3    Authorization.    The execution, delivery and performance by such Purchaser of the Transaction Documents to which it is a party, and the performance of all of the obligations of such Purchaser under each of such Transaction Documents have been duly and validly authorized, and no other action, approval or authorization is required on the part of such Purchaser or any Person by Law or otherwise in order to make the Transaction Documents the valid, binding and enforceable obligations (subject to (i) laws of general application relating to bankruptcy, insolvency, and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief, or other equitable remedies) of such Purchaser that is a party thereto. Each of the Transaction Documents, when executed and delivered by such Purchaser that is a party thereto, will constitute a valid and legally binding obligation of such Purchaser that is a party thereto, enforceable against such Purchaser that is a party thereto in accordance with its terms subject to: (i) laws of general application relating to bankruptcy, insolvency, and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief, or other equitable remedies.

          3.4    Purchase Entirely for Own Account.    The Purchased Securities and the Conversion Shares (collectively, the "New Securities") will be acquired for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof. Such Purchaser's principal office is located in the State of Connecticut for purposes of state securities laws. Such Purchaser is aware that the Company is issuing the New Securities pursuant to Section 4(2) of the Securities Act and Regulation D promulgated thereunder without complying with the registration provisions of the Securities Act or other applicable federal or state securities laws. Such Purchaser is also aware that the Company is relying upon, among other things, the representations and warranties of the Purchasers contained in this Agreement for purposes of complying with Regulation D.

          3.5    Disclosure of Information.    Such Purchaser has received and carefully reviewed all the information it considers necessary or appropriate for deciding whether to purchase the New Securities. Such Purchaser further represents that the Company has made available to such Purchaser, at a reasonable time prior to the date of this Agreement, an opportunity to (a) ask questions and receive answers from the Company regarding the terms and conditions of the offering of the New Securities and the business, properties and financial condition of the Company, all of which questions (if any) have been answered to the reasonable satisfaction of such Purchaser, and (b) obtain additional information, all of which was furnished by the Company to the reasonable satisfaction of such Purchaser. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Purchasers to rely thereon.

          3.6    Investment Experience.    Such Purchaser acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in investing in companies similar to the Company and in financial or business matters such that it is capable of evaluating the merits and risks of the investment in the New Securities. Such Purchaser has made the determination to enter into this Agreement and the other agreements contemplated hereby and to acquire the New Securities based upon its own independent evaluation and assessment of the value of the Company and its present and prospective business prospects.

          3.7    Accredited Investor.    Such Purchaser is an "accredited investor" within the meaning of SEC Rule 501 of Regulation D, as presently in effect.

          3.8    Restricted Securities; Legends.    Such Purchaser recognizes that the New Securities will not be registered under the Securities Act or other applicable federal or state securities laws. Such Purchaser understands that the New Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering. Such Purchaser acknowledges that it may not to sell or transfer the New Securities unless such New Securities are registered under the Securities Act and under any other applicable securities laws and that certificates evidencing the New Securities will bear the following legend or similar legend:

      THIS SECURITY HAS AND THE SHARES OF STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR DISPOSED OF IN THE ABSENCE OF SUCH

      REGISTRATION OR AN EXEMPTION UNDER THE ACT AND THE RULES AND REGULATIONS THEREUNDER.

          3.9    No General Solicitation.    Such Purchaser acknowledges that the New Securities were not offered to such Purchaser means of: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium, or broadcast over television or radio, or (b) any other form of general solicitation or advertising.

          3.10    Absence of Conflicts.    Such Purchaser's execution, delivery, and performance of, and compliance with the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, have not and will not:

            (a)   violate, conflict with or result in a breach of any provision of or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of any Lien upon any of the assets, properties or business of such Purchaser under, any of the terms, conditions or provisions of (i) its certificate/articles of formation or organization or any of its other formation or organizational documents, or (ii) any material contract to which it is a party; or

            (b)   violate any judgment, ruling, order, writ, injunction, award, decree, or any Law or regulation of any court or federal, state, county or local government or any other governmental, regulatory or administrative agency or authority which is applicable to such Purchaser or any of its assets, properties or businesses, which violation would have a Material Adverse Effect.

          3.11    Brokers or Finders.    Such Purchaser has not incurred, nor will it incur, directly or indirectly, as a result of any action taken by such Purchaser, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or the issuance of the New Securities or any transaction contemplated hereby or thereby. Such Purchaser agrees to indemnify and hold harmless the Company and each Subsidiary from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser, or any of its respective officers, employees or representatives is responsible.

        4.    Conditions of the Parties.

          4.1    Conditions of Purchasers' Obligations at any Closing.    The obligations of each Purchaser under Section 1 of this Agreement are subject to the satisfaction by the Company on or before any Closing of each of the following conditions:

            (a)    Representations and Warranties.    The representations and warranties of the Company contained in Section 2 shall be true and correct on and as of such Closing with the same force and effect as though such representations and warranties had been made on and as of the date of such Closing except as a result of events and changes thereto that do not result in a Material Adverse Effect (except where such representation is made as of a specific date, it shall be true and correct as of such date except as a result of events and changes thereto that do not result in a Material Adverse Effect).

            (b)    Performance.    The Company shall have performed and complied with all conditions contained in this Agreement that are required to be performed or complied with by it on or before such Closing.

            (c)    No Material Adverse Effect; Compliance Certificate.    No Material Adverse Effect shall have occurred between the date hereof and such Closing Date and the President and/or Chief Executive Officer of the Company shall deliver to each Purchaser at each such Closing a certificate stating that the conditions specified in Sections 4.1(a) and (b) have been fulfilled and stating that no Material Adverse Effect has occurred between the date hereof and such Closing Date.

            (d)    Consents and Approvals.    All authorizations, approvals, permits, or consents, if any, of any governmental authority or regulatory body of the United States or of any state or any creditor of the Company or any other Person (including the consent of the Company's shareholders and any authorizations, consents, approvals or permits of the Nasdaq) that are required in connection with the lawful issuance and sale of the Purchased Securities pursuant to this Agreement shall be duly obtained and effective as of each such Closing and the purchase and payment of the Purchased Securities to be purchased by the Purchasers at each such Closing on the terms and conditions as provided herein shall not violate any applicable Law.

            (e)    Warrants.    The Company shall deliver to each Purchaser its Warrants that are being issued and sold to such Purchasers on such Closing Date.

            (f)    Certificates.    The Company shall deliver to each Purchaser a certificate representing the Purchased Shares that are being issued and sold to such Purchaser on such Closing Date.

            (g)    Good Standing; Qualification to do Business.    The Company shall have delivered to the Purchasers a certificate of good standing from the State of New York and each jurisdiction in which is has qualified to do business dated as of a date no earlier than 7 days prior to such Closing and evidence of telephone confirmation thereof as of the close of business immediately prior to such Closing Date.

            (h)    Secretary's Certificate.    The Company shall have delivered to the Purchasers a certificate executed by its Secretary dated such Closing Date certifying with respect to (i) a copy of its Restated Certificate and the Restated Bylaws as amended to and in effect on such Closing Date and that the Company is not in violation of or default under any provision of its Restated Certificate or Restated Bylaws as of and on such Closing Date, (ii) board resolutions authorizing the transactions contemplated by this Agreement and the Transaction Documents, (iii) copies of all minutes of all meetings (or excerpts thereof) and all actions by written consent of the shareholders of the Company authorizing the transactions contemplated in this Agreement and the Transaction Documents and (iv) incumbency matters and such other proceedings relating to the authorization, execution and delivery of this Agreement and the other Transaction Documents as may be reasonably requested by the Purchasers.

            (i)    Opinion of Company Counsel.    Each Purchaser shall have received from counsel to the Company (reasonably acceptable to the Purchasers), an opinion, dated such Closing Date, in the form attached hereto as Exhibit H.

            (j)    Cross-Receipts of the Purchasers.    The Company and the Purchasers shall have executed and delivered a cross-receipt acknowledging the Company's delivery to the Purchasers of the certificates representing the Purchased Securities issued and sold to the Purchasers on such Closing Date to the Purchasers and the Purchasers' payment therefor.

            (k)    No Acceleration of Vesting, etc.    The Company shall not have made any determination or taken any other actions that could result in the, and there shall have been no, acceleration of the vesting or rights to exercise Options or warrants or cause an accelerated pay-out of any such Options.

            (l)    Compliance with Covenants.    On any such Closing Date, the Company shall be in compliance with each of the covenants set forth in Section 6.

            (m)    Pro-Forma Capitalization Table.    The Company shall have delivered to the Purchasers a revised Exhibit D reflecting the issued and outstanding Common Stock, Series A-1 Preferred Stock and Series A-2 Preferred Stock and all options and warrants with respect thereto on a fully diluted basis immediately after such Closing Date.

            (n)    Disclosure Schedule.    The Company shall have delivered to the Purchasers a revised Disclosure Schedule accurately reflecting any additional information required to be provided to the Purchasers pursuant to this Agreement between the date hereof and any such Closing Date.

            (o)    Conversion Shares.    The Conversion Shares have been duly reserved for issuance and when issued will be duly and validly issued, fully paid and nonassessable.

            (p)    Listing on Stock Exchange.    The Common Stock shall be listed on Nasdaq, any other national securities exchange as identified under the 34 Act, or the Nasdaq OTC Bulletin Board (or comparable substitute quotation system) as of such Closing and no action shall have been taken by Nasdaq or such national securities exchange to terminate such listing prior to any such Closing.

          4.2    Conditions of Purchasers' Obligations at the Initial Closing.    In addition to the conditions set forth in Section 4.1, the obligations of each Purchaser under Section 1.2 of this Agreement are subject to the satisfaction by the Company on the Initial Closing Date of each of the following conditions:

            (a)    Shareholders' Agreement; Registration Rights Agreement; etc.    The Company shall have executed (i) a Shareholders' Agreement, substantially in the form attached hereto as Exhibit E (the "Shareholders' Agreement"), (ii) a Registration Rights Agreement, substantially in the form attached hereto as Exhibit F (the "Registration Rights Agreement") and (iii) a Management Rights Agreement between the Company and Pequot Private Equity Fund III, substantially in the form attached hereto as Exhibit G (the "Management Rights Agreement").

            (b)    Certificate of Incorporation.    On or prior to the Initial Closing, there shall have been filed with the Secretary of State of the State of New York, the Restated Certificate, substantially in the form attached hereto as Exhibit A and the Restated Certificate shall be in full force and effect.

            (c)    Election of Directors.    The Company shall have taken all necessary corporate action to effect the election of the Purchasers' designees (as provided in the Shareholders' Agreement) as directors of the Company to take office immediately following the Initial Closing.

            (d)    Employment Agreements.    (i) On or prior to the Initial Closing Date, the Company shall have terminated the (x) Employment Agreement, dated as of September 1, 1996 between the Company and Steven Rothman, as amended and (y) Employment Agreement, dated September 1, 1996, between the Company and Howard Pavony, as amended. The Company shall deliver evidence of such terminations to the Purchasers on or prior to the Initial Closing Date.

             (ii)  Effective as of the Initial Closing Date, the Company shall have entered into employment agreements with Messrs. Steven Rothman, Howard Pavony and Frank Alfano in substantially the forms attached hereto as Exhibit I-1, I-2 and I-3, respectively, and shall have delivered executed copies of such employment agreements to the Purchasers on the Initial Closing Date.

            (e)    Confidential Information, Non-Disclosure, Non-Competition Agreement.    On or prior to the Initial Closing Date, each of Messrs. Steven Rothman and Howard Pavony shall have entered into a Confidential Information, Assignment of Rights, Non-Solicitation and Non-Competition Agreement in substantially the form attached hereto as Exhibit J.

            (f)    Amendment of Bylaws.    On or prior to the Initial Closing Date, the Company shall have taken all necessary corporate action to adopt the Amended and Restated Bylaws attached hereto as Exhibit C (the "Restated Bylaws").

            (g)    Fairness Opinion.    The Company shall have delivered to the Purchasers a copy of the fairness opinion rendered by Kaufman Bros., L.P. to the Special Committee of the Board of Directors as to the fairness, from a financial point of view, to the shareholders of the Company of the consideration to be paid by the Purchasers in connection with the proposed purchase by the Purchasers of Series A Preferred Stock to be issued by the Company and any bringdowns and supplements to such opinion; provided, that the Company shall not be required to obtain any such bringdowns or supplements.

            (h)    Landlord Waiver.    The Company shall provide to the Purchasers, in form and substance satisfactory to the Purchasers, such estoppel letters, waivers and consents as may be required from landlords of each premises that is leased by the Company.

            (i)    Closing Capitalization Table.    The Company shall have delivered to the Purchasers a revised Exhibit D accurately reflecting any additional issuances of securities between the date hereof and the Initial Closing Date.

            (j)    Cash Payment to Mr. Rothman and Mr. Pavony.    In consideration for their entering into the Shareholders Agreement and concurrent with the Initial Closing, the Company shall pay each of Steven Rothman and Howard Pavony the sum of $150,000 in cash.

            (k)    Qualified Small Business Corporation Status.    The Company has not purchased any of the Company's capital stock during the one year period ending on the Initial Closing Date and to the best of the Company's Knowledge, the Purchased Securities will qualify as "Qualified Small Business Stock" as defined in Section 1202(c) of the Code as of the Initial Closing Date.

            (l)    Accounts Receivable.    The Company shall have provided the Purchasers with evidence, reasonably satisfactory to such Purchasers, that the Company has collected in full all aged accounts receivable payable to the Company by the City of Bridgeport, Connecticut, that were outstanding on the date of this Agreement for a period of more than ninety (90) days.

            (m)    Amendments to Borrowing Arrangements.    The Company shall have caused an amendment to any document evidencing a borrowing arrangement by the Company as may be reasonably necessary (x) so as to not conflict in any way with the transactions contemplated in this Agreement and (y) to accomplish the Company's business plan as currently contemplated.

            (n)    Release from Amtech Associates.    Upon payment to Amtech Associates ("Amtech") of the amount set forth in Section 2.18 of the Disclosure Schedule, Amtech shall have released the Company, each Subsidiary and the officers, directors, shareholders and employees of each of the Company and each Subsidiary from any and all obligations and/or liabilities to Amtech.

          4.3    Conditions of Purchasers' Obligations at any Subsequent Closing.    In addition to the conditions set forth in Section 4.1, the obligations of each Purchaser under Section 1.3 and

  Section 1.4 of this Agreement are subject to the satisfaction by the Company on each Subsequent Closing Date of the following condition:

            (a)    Amendments.    On or before any Subsequent Closing Date, the Company and each Purchaser shall have executed an amendment to this Agreement. Such amendment shall include a supplement to Schedule I reflecting the amount of Purchased Securities that the Company will issue to each Purchaser on such Subsequent Closing Date and the aggregate purchase price therefor and any other amendments to this Agreement that may be necessary to effectuate the sale of such Purchased Securities.

          4.4    Conditions of Company's Obligations at any Closing.    The obligations of the Company to consummate the transactions contemplated by this Agreement are subject to the satisfaction by the Purchasers on or before any such Closing of each of the following conditions:

            (a)    Representations and Warranties.    The representations and warranties of the Purchasers contained in Section 3 shall be true and correct in all material respects on and as of such Closing (except where another date or period of time is specifically stated herein for a representation or warranty and in such case such representation or warranty shall be true and correct in all material respects on and as of such date) with the same force and effect as though such representations and warranties had been made on and as of the date of such Closing; provided, however, that representations and warranties that contain a materiality qualification shall be true and correct in all respects.

            (b)    Performance.    The Purchasers shall have performed and complied with all conditions contained in this Agreement that are required to be performed or complied with by it on or before such Closing.

            (c)    Consents and Approvals.    All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state or any other Person (including the consent of the Company's shareholders and any authorizations, consents, approvals or permits of the Nasdaq) that are required in connection with the lawful issuance and sale of the Purchased Securities pursuant to this Agreement shall be duly obtained and effective as of such Closing and the purchase and payment of the Purchased Securities to be purchased by the Purchasers at such Closing on the terms and conditions as provided herein shall not violate any applicable Law.

            (d)    Cross-Receipts of the Purchasers.    The Company and the Purchasers shall have executed and delivered a cross-receipt acknowledging the Company's delivery to the Purchasers of the certificates representing the Purchased Securities issued and sold to the Purchasers on such Closing Date to the Purchasers and the Purchasers' payment therefor.

            (e)    Purchase Price.    The Purchasers shall have delivered to the Company the applicable Series A Purchased Share Purchase Price for the Purchased Securities being purchased on such Closing Date as provided in Section 1.6, 1.7 or 1.8, as applicable.

            (f)    Complete Purchase.    If more than one Purchaser is purchasing Series A Stock and Series A Warrants at any such Closing, then each such Purchaser shall have satisfied all of the foregoing conditions in this Section 4.4 and shall have purchased the Series A Stock and Series A Warrants that each such Purchaser has agreed to purchase.

        5.    Reserved.

        6.    Affirmative Covenants.

        So long as any Purchaser together with any entity affiliated with it owns at least 750,000 shares of Purchased Shares (as appropriately adjusted for any stock splits, stock dividends, combinations, and the like) and for a period of six (6) months thereafter, the Company covenants and agrees that it will comply with each of the following covenants.

          6.1    Financial Statements.    The Company shall furnish to each Purchaser, within five Business Days after filing, a true and complete signed copy of its Form 10-Q as filed with the SEC pursuant to the 34 Act, all in such form, and together with such other information with respect to the business of the Company, as the Purchasers may request, which shall present fairly, in all material respects, the financial position of the Company as of the end of each such period and the results of its operations and cash flows during such period, all in accordance with GAAP. Annually, but not later than five Business Days after filing, the Company shall deliver to the Purchasers (i) a true and complete signed copy of its Form 10-K as filed with the SEC pursuant to the 34 Act and (ii) audited financial statements which shall present fairly, in all material respects, the financial position of the Company as of the end of each such period and the results of its operations and cash flows during such period, all in accordance with GAAP and accompanied by the unqualified report and opinion thereon of the Company's independent certified public accountant.

          6.2    Certain Other Reports and Information.    The Company shall deliver to the Purchasers, within 30 days of issuance, all accountants' management letters (including a management letter stamped "draft") pertaining to, all other reports submitted by accountants in connection with any audit of, and all other reports from outside accountants with respect to, the Company and its Subsidiaries (and, in any event, any independent auditors' annual management letters, if issued, will be delivered to the Purchasers concurrently with the financial statements referred to in Section 6.1(a)).

          6.3    Further Information; Further Assurances.    The Company will, with reasonable promptness, provide to the Purchasers such further assurances and additional information, reports and statements respecting its business, operations, properties and financial condition and respecting its Affiliates and investments, as the Purchasers may from time to time reasonably request.

          6.4    Notice of Certain Events.    Promptly upon becoming aware of any of the following, the Company shall give the Purchasers notice thereof, together with a written statement of a Responsible Officer of the Company setting forth the details thereof and any action with respect thereto taken or proposed to be taken by the Company:

              (i)  Any pending action, suit, proceeding or investigation by or before any Governmental Authority against or affecting the Company (or any such action, suit, proceeding or investigation threatened in writing) to the extent that it would result in a Material Adverse Effect.

             (ii)  Any material violation, breach or default by the Company or any of its Subsidiaries of or under any agreement or instrument material to its business, assets, properties, operations or condition, financial or otherwise (it being expressly understood and agreed that the Company need not provide notice to the Purchasers pursuant to this Section 6.4(ii) of the termination of any such agreement or instrument in accordance with its terms).

            (iii)  (A) Any Environmental Claim made or threatened in writing against the Company, or (B) the Company's becoming aware of any past or present acts, omissions, events or circumstances (including any Release, disposition, removal, abandonment or escape of any Hazardous Materials on, at, in, under, above, to, from or about any facility or property now or previously owned, operated or leased by the Company or any of its Subsidiaries) which could form the basis of any such Environmental Claim, which Environmental Claim, in the case of either clause (A) or (B), if adversely resolved, would reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

            (iv)  The occurrence of any Material Adverse Effect or any deviation in or change from the representations, warranties or covenants of the Company in this Agreement or in the other Transaction Documents.

          6.5    Visitation; Verification.    The Company and its Subsidiaries shall permit such Persons as the Purchasers may designate from time to time to visit and inspect any of the properties of the Company and its Subsidiaries to examine their respective assets, properties, offices and other facilities, and books and records and take copies and extracts therefrom, and access to the outside auditors of the Company and their work papers relating thereto, in each case, as the Purchasers may from time to time reasonably request, and to discuss their affairs with their directors, officers, employees and independent accountants at such times and as often as the Purchasers may reasonably request; provided that (i) any such Person shall provide at least two days' prior advance notice to the Company of its intention to visit or inspect any of the properties of the Company and its Subsidiaries; and (ii) all such visits or inspections shall be conducted during the normal business hours of the Company and without undue interference with the conduct of the Company's business. The Company shall reimburse the Purchasers for reasonable out-of-pocket costs and expenses of for all inspections in any calendar year; for all other times all such visits or inspections shall be at the sole cost and expense of the Purchasers. The parties hereto agree that no investigation by the Purchasers or their representatives shall affect or limit the scope of the representations and warranties of the Company contained herein or in any Transaction Document delivered pursuant hereto or limit liability for breach of any such representation or warranty.

          The Purchasers shall have the right to examine and verify accounts, inventory and other properties and liabilities of the Company and its Subsidiaries from time to time, and the Company shall cooperate with the Purchasers in such verification. Without limitation of the foregoing, subject to limitations required due to the nature of any classified work, contracts or customer relationships, the Company hereby authorizes its officers, employees and independent accountants to discuss with the Purchasers the affairs of the Company and its Subsidiaries.

          6.6    Insurance.

            (a)   The Company shall, and shall cause each of its Subsidiaries to (i) maintain with financially sound and reputable insurers insurance with respect to its properties and business and against such liabilities, workers' compensation, casualties and contingencies and of such types and in such amounts as are customary in the case of corporations engaged in the same or similar businesses or having similar properties similarly situated and naming each Purchaser as an additional insured and a loss payee, (ii) furnish to the Purchasers from time to time upon request copies of the policies under which such insurance is issued, original certificates of insurance and such other information relating to such insurance as the Purchasers may reasonably request, and (iii) provide such other insurance and endorsements as are required by this Agreement and the other Transaction Documents.

            (b)   The Company shall maintain in effect an errors and omissions insurance policy for the Company and its Subsidiaries with (i) coverage extending to all officers and directors of the Company, (ii) policy limits not less than those maintained by the Company and Subsidiaries on the date hereof, and (iii) deductibles not greater than those as are reasonable for companies engaged in the same or similar businesses and similarly situated.

          6.7    Payment of Taxes and Other Potential Charges and Priority Claims.    The Company shall, and shall cause each of its Subsidiaries to, pay or discharge:

              (i)  on or prior to the date on which material penalties attach thereto, all taxes, assessments and other governmental charges imposed upon it or any of its properties;

             (ii)  on or prior to the date when due, all lawful claims of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons which, if unpaid, might result in the creation of a material Lien upon any such property; and

            (iii)  on or prior to the date when due, all other lawful claims which, if unpaid, might result in the creation of a Lien upon any such property or which, if unpaid, might give rise to a claim entitled to priority over general creditors of the Company in a case under Title 11 (Bankruptcy) of the United States Code, as amended;

  provided that unless and until foreclosure, distraint, levy, sale or similar proceedings shall have been commenced it need not pay or discharge any such tax, assessment, charge or claim so long as (x) the validity thereof is contested in good faith and by appropriate proceedings diligently conducted, and (y) such reserves or other appropriate provisions as may be required by GAAP shall have been made therefor.

          6.8    Preservation of Corporate Status.    The Company shall, and shall cause each of its Subsidiaries to, maintain its status as a corporation or other entity duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, and to be duly qualified to do business as a foreign entity and in good standing in all jurisdictions in which the ownership of its properties or the nature of its business or both make such qualification necessary.

          6.9    Governmental Approvals and Filings.    The Company shall, and shall cause each of its Subsidiaries to obtain, keep and maintain in full force and effect all Governmental Approvals necessary in connection with or to facilitate the execution and delivery of this Agreement or any other Transaction Document, consummation of the transactions herein or therein contemplated, performance of or compliance with the terms and conditions hereof or thereof or to ensure the legality, validity, binding effect, enforceability or admissibility in evidence hereof or thereof.

          6.10    Maintenance of Properties.    The Company shall, and shall cause each of its Subsidiaries to (a) maintain or cause to be maintained in good repair, working order and condition the properties now or hereafter owned, leased or otherwise possessed by it (and make or cause to be made all needed and proper repairs, renewals, replacements and improvements thereto) which are necessary so that the business carried on in connection therewith may be properly conducted at all times and (b) maintain and hold in full force and effect all franchises, licenses, permits, certificates, authorizations, qualification, accreditations and other rights, consents and approvals (whether issued, made or given by a Governmental Authority or otherwise), necessary to own and operate its properties and to carry on its business as presently conducted and as presently planned to be conducted, except for any failure to comply with any of the foregoing which would not, either individually or in the aggregate, have a Material Adverse Effect. The Company shall use its commercially reasonable efforts to preserve its favorable business relationships with the clients, lenders, suppliers, customers, licensors and licensees and others having business dealings with the Company and to preserve the goodwill and ongoing operations of the Company.

          6.11    Financial Accounting Practices.    The Company shall, and shall cause each of its Subsidiaries to, make and keep books, records and accounts which, in reasonable detail, accurately and fairly reflect its transactions and dispositions of its assets and maintain systems of internal accounting controls sufficient to provide reasonable assurances that (a) transactions are executed in accordance with management's general or specific authorization, (b) transactions are recorded as necessary (i) to permit preparation of financial statements in conformity with GAAP and (ii) to maintain accountability for assets, (c) access to assets is permitted only in accordance with management's general or specific authorization and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

        7.    Indemnification.

          7.1    General Indemnification.    The Company shall indemnify, defend and hold each Purchaser, its affiliates and their respective officers, directors, partners (general and limited), employees, agents, attorneys successors and assigns (each a "Purchaser Entity") harmless from and against all Losses incurred or suffered by a Purchaser Entity as a result of the breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or any of the other Transaction Documents, except to the extent that such Losses are the result of the gross negligence, willful misconduct or fraud of such Purchaser Entity. Each Purchaser, severally and not jointly, shall indemnify, defend and hold the Company, its affiliates, their respective officers, directors, employees, agents, attorneys, successors and assigns (each a "Company Entity") harmless against all Losses as a result of the breach of any of the representations, warranties, covenants or agreements made by such Purchaser in this Agreement or any of the other Transaction Documents, except to the extent that such Losses are a result of the gross negligence, willful misconduct or fraud of such Company Entity.

          7.2    Indemnification Principles.    For purposes of this Section 7, "Losses" shall mean each and all of the following items: claims, losses (including, without limitation, losses of earnings), liabilities, obligations, payments, damages (actual, punitive or consequential to the extent provided in this Section 7.2), charges, judgments, fines, penalties, amounts paid in settlement, costs and expenses (including, without limitation, interest which may be imposed in connection therewith, costs and expenses of investigation, actions, suits, proceedings, demands, assessments and reasonable fees, expenses and disbursements of counsel, consultants and other experts). Each Purchaser and the Company hereby agree that Losses shall not include punitive or consequential damages except to the extent that such Losses are the result of the gross negligence, willful misconduct or fraud of the party from whom the indemnification is being sought (the "Indemnifying Party").

          7.3    Claim Notice; Right to Defend.    A party seeking indemnification (the "Indemnified Party") under this Section 7 shall promptly upon becoming aware of the facts indicating that a claim for indemnification may be warranted, give to the Indemnifying Party a claim notice relating to such Loss (a "Claim Notice"). Each Claim Notice shall specify the nature of the claim, the applicable provision(s) of this Agreement or other instrument under which the claim for indemnity arises, and, if possible, the amount or the estimated amount thereof. No failure or delay in giving a Claim Notice (so long as the same is given prior to expiration of the representation or warranty upon which the claim is based) and no failure to include any specific information relating to the claim (such as the amount or estimated amount thereof) or any reference to any provision of this Agreement or other instrument under which the claim arises shall affect the obligation of the Indemnifying Party unless such failure materially and adversely prejudices the Indemnifying Party. If such Loss relates to the commencement of any action or proceeding by a third person, the Indemnified Party shall give a Claim Notice to the Indemnifying Party regarding such action or proceeding and the Indemnifying Party shall be entitled to participate therein to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After the delivery of notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such action or proceeding, the Indemnifying Party shall not be liable (except to the extent the proviso to this sentence is applicable, in which event it will be so liable) to the Indemnified Party under this Section 7 for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, provided that each Indemnified Party shall have the right to employ separate counsel to represent it and assume its defense (in which case, the Indemnifying Party shall not represent it) if (i) upon the advice of counsel, the representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, (ii) in the event the Indemnifying Party has not assumed the defense thereof within 10 days of receipt of notice of such claim or commencement of action, and in which case the fees and expenses of one such separate counsel shall be paid by the Indemnifying Party or (iii) if such Indemnified Party who is a defendant in any action or proceeding which is also brought against the Indemnifying Party reasonably shall have concluded that there may be one or more legal defenses available to such Indemnified Party which are not available to the Indemnifying Party. If any Indemnified Party employs such separate counsel it will not enter into any settlement agreement which is not approved by the Indemnifying Party, such approval not to be unreasonably withheld. If the Indemnifying Party so assumes the defense thereof, it may not agree to any settlement of any such claim or action as the result of which any remedy or relief, other than monetary damages for which the Indemnifying Party shall be responsible hereunder, shall be applied to or against the Indemnified Party, without the prior written consent of the Indemnified Party. In any action hereunder as to which the Indemnifying Party has assumed the defense thereof with counsel reasonably satisfactory to the Indemnified Party, the Indemnified Party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but, except as set forth above, the Indemnifying Party shall not be obligated hereunder to reimburse the Indemnified Party for the costs thereof.

        8.    Certain Definitions.    For the purposes of this Agreement the following terms will have the following meanings:

          "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and executive officers of such Person), controlled by, or under direct or indirect common control with such Person. A Person shall be deemed to control a corporation for the purposes of this definition if such Person possesses, directly or indirectly, the power (i) to vote 10% or more of the securities having ordinary voting power for the election of directors of such corporation or (ii) to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

          "Agreement" shall have the meaning ascribed to it in the preliminary paragraph.

          "Amtech" shall have the meaning ascribed to it in Section 4.2(n).

          "Break-Up Fee" shall have the meaning ascribed to it in Section 11.16.

          "Business Day" shall mean any day other than a Saturday, Sunday, public holiday under the laws of the State of New York or any other day on which banking institutions are authorized to close in New York City.

          "Claim Notice" shall have the meaning ascribed to it in Section 7.3.

          "Closing" shall mean each of the Initial Closing and any Subsequent Closing.

          "Closing Date" shall mean each of the Initial Closing Date and any Subsequent Closing Date.

          "Code" shall have the meaning ascribed to it in Section 2.17.

          "Company" shall have the meaning ascribed to it in the preliminary paragraph.

          "Company Employee Plan(s)" shall have the meaning ascribed to it in Section 2.16.

          "Company Entity" shall have the meaning ascribed to it in Section 7.1.

          "Company Software" shall have the meaning ascribed to it in Section 2.9(b).

          "Company Product" shall have the meaning ascribed to it in Section 2.29.

          "Common Stock" shall have the meaning ascribed to it in the recitals.

          "Confidential Information" shall have the meaning ascribed to it in Section 11.18.

          "Controlled Group Member" shall mean each trade or business (whether or not incorporated) which together with the Company is treated as a single employer under Section 4001(a)(14) or 4001(b)(1) of ERISA or Section 414(b), (c), (m) or (o) of the Code.

          "Consolidated" shall mean, when used with reference to any financial term in this Agreement, the aggregate for two or more Persons of the amounts signified by such term for all such Persons determined on a consolidated basis in accordance with GAAP. Unless otherwise specified herein, references to consolidated financial statements or data of Company includes consolidation with its Subsidiaries in accordance with GAAP.

          "Conversion Shares" shall have the meaning ascribed to it in Section 2.3.

          "Disposition" shall have the meaning ascribed to it in Section 2.30.

          "Environmental Claim" shall mean, with respect to any Person, any action, suit, proceeding, notice, claim, complaint, demand, request for information or other communication (written or oral) against, of or to such Person by or from any other Person (including any Governmental Authority, citizens' group or present or former employee of such Person) alleging, asserting or claiming any actual or potential (a) violation of or liability under any Environmental Laws or (b) liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, personal injuries, fines or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Hazardous Materials at any location, whether or not owned by such Person.

          "Environmental Laws" shall have the meaning ascribed to it in Section 2.20.

          "ERISA" shall have the meaning ascribed to it in Section 2.16.

          "Existing Bylaws" shall have the meaning ascribed to it in Section 2.2.

          "Existing Certificate" shall have the meaning ascribed to it in Section 2.2.

          "Financial Statements" shall have the meaning ascribed to it in Section 2.23.

          "GAAP" shall mean generally accepted accounting principles for financial reporting in the United States, applied on a consistent basis.

          "Government" shall mean the government of the United States of America, its agencies and instrumentalities.

          "Governmental Approval" shall mean any approval, order, consent, waiver, authorization, certificate, license, permit or validation of, or exemption or other action by, or filing, recording or registration with, or notice to, any Governmental Authority.

          "Governmental Authority" shall mean any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

          "Hazardous Material" shall mean any element, compound, substance or other material (including, without limitation, any pollutant, contaminant, hazardous waste, hazardous substance, chemical substance, or product) that is listed, classified or regulated pursuant to any Environmental Law, including, without limitation, any petroleum product, by-product or additive, asbestos, presumed asbestos-containing material, asbestos-containing material, medical waste, chlorofluorocarbon, hydrochlorofluorocarbon, lead-containing paint, polychlorinated biphenyls, radioactive material or radon.

          "Hereof", "hereto", "hereunder" and similar terms shall refer to this Agreement and not to any particular paragraph or provision of this Agreement.

          "Indemnified Party" shall have the meaning ascribed to it in Section 7.3.

          "Indemnifying Party" shall have the meaning ascribed to it in Section 7.2.

          "Initial Closing" shall have the meaning ascribed to it in Section 1.6.

          "Initial Closing Date" shall have the meaning ascribed to it in Section 1.6.

          "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

          "Knowledge" shall mean with respect to the Company, the knowledge, after diligent investigation, of the directors, officers and senior management of the Company and of the person or persons in such entity with responsibility for the matter with respect to which the knowledge is applicable.

          "Law" shall mean the Company's certificate of incorporation, as amended, the By-laws and any foreign, federal, state or local law, statute, rule, regulation, ordinance, code, directive, writ, injunction, decree, judgment or order applicable to the Company or the Subsidiaries.

          "Losses" shall have the meaning ascribed to it in Section 7.2.

          "Lien" shall mean any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security.

          "Management Rights Agreement" shall have the meaning ascribed to it in Section 4.2(a).

          "Material Adverse Effect" shall mean an effect which is materially adverse to the business, assets, properties, operations, results of operations or condition (financial or otherwise) of the Company individually or of the Company and the Subsidiaries taken as a whole (excluding general economic conditions or acts of war or terrorism).

          "Material Contracts" shall have the meaning ascribed to it in Section 2.10.

          "Multiemployer Plan" shall mean any employee benefit plan which is a "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA and to which the Company or any Controlled Group Member has or had an obligation to contribute.

          "Nasdaq" shall have the meaning ascribed to it in Section 2.5.

          "New Securities" shall have the meaning ascribed to it in Section 3.4.

          "Options" shall have the meaning ascribed to it in Section 2.4.

          "Permits" shall have the meaning ascribed to it in Section 2.8.

          "Permitted Liens" shall have the meaning ascribed to it in Section 2.6.

          "Person" shall mean an individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated organization, joint venture, joint stock company, or a government or any agency or political subdivision thereof or other entity of any kind.

          "Pro Rata Share" shall have the meaning ascribed to it in Section 11.16.

          "Proprietary Rights" shall have the meaning ascribed to it in Section 2.9.

          "Purchased Securities" shall have the meaning ascribed to it in Section 1.5.

          "Purchased Shares" shall mean the Series A-1 Purchased Shares, the Series A-2 Purchased Shares and the Series A-3 Purchased Shares, collectively.

          "Purchaser(s)" shall have the meaning ascribed to it in the preliminary paragraph.

          "Purchaser Entity" shall have the meaning ascribed to it in Section 7.1.

          "Registration Rights Agreement" shall have the meaning ascribed to it in Section 4.2(a).

          "Release" shall mean any past or present release, spill, leak, leaching, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping.

          "Responsible Officer" shall mean the President, Chief Executive Officer, Vice President of Finance or Chief Financial Officer of the Company.

          "Restated Bylaws" shall have the meaning ascribed to it in Section 4.2(f).

          "Restated Certificate" shall have the meaning ascribed to it in the recitals.

          "SEC" shall have the meaning ascribed to it in Section 2.22.

          "SEC Reports" shall have the meaning ascribed to it in Section 2.22.

          "Securities Act" shall have the meaning ascribed to it in Section 2.10.

          "Series A-2 Closing" shall have the meaning ascribed to it in Section 1.7.

          "Series A-2 Closing Date" shall have the meaning ascribed to it in Section 1.7.

          "Series A-3 Additional Amount" shall have the meaning ascribed to it in Section 1.4(b).

          "Series A-3 Closing" shall have the meaning ascribed to it in Section 1.8.

          "Series A-3 Closing Date" shall have the meaning ascribed to it in Section 1.8.

          "Series A Preferred Stock" shall have the meaning ascribed to it in the recitals.

          "Series A-1 Preferred Stock" shall have the meaning ascribed to it in the recitals.

          "Series A-2 Preferred Stock" shall have the meaning ascribed to it in the recitals.

          "Series A-3 Preferred Stock" shall have the meaning ascribed to it in the recitals.

          "Series A-1 Purchased Shares" shall have the meaning ascribed to it in the recitals.

          "Series A-2 Purchased Shares" shall have the meaning ascribed to it in the recitals.

          "Series A-3 Purchased Shares" shall have the meaning ascribed to it in the recitals.

          "Series A Purchased Shares Purchase Price" shall mean the Series A-1 Purchased Shares Purchase Price, the Series A-2 Purchase Shares Purchase Price and/or the Series A-3 Purchased Shares Purchase Price, as applicable.

          "Series A-1 Purchased Shares Purchase Price" shall have the meaning ascribed to it in the recitals.

          "Series A-2 Purchased Shares Purchase Price" shall have the meaning ascribed to it in the recitals.

          "Series A-3 Purchased Shares Purchase Price" shall have the meaning ascribed to it in Section 1.4.

          "Series A-1 Warrants" shall have the meaning ascribed to it in the recitals.

          "Series A-2 Warrants" shall have the meaning ascribed to it in the recitals.

          "Series A-3 Warrants" shall have the meaning ascribed to it in the recitals.

          "Shareholders' Agreement" shall have the meaning ascribed to it in Section 4.2(a).

          "Subsidiary(ies)" shall mean any other corporation, limited liability company, association, joint stock company, joint venture or business trust of which, as of the date hereof or hereafter, (i) more than fifty percent (50%) of the outstanding voting stock, share capital or other equity interests is owned either directly or indirectly by any Person or one or more of its Subsidiaries, or (ii) the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by any Person and/or its Subsidiaries. Unless otherwise specified to the contrary herein, Subsidiary(ies) shall refer to the Company's Subsidiary(ies).

          "Subsequent Closing" shall mean each Series A-2 Closing and Series A-3 Closing.

          "Subsequent Closing Date" shall mean each Series A-2 Closing Date and Series A-3 Closing Date.

          "33 Act" shall have the meaning ascribed to it in Section 2.22.

          "34 Act" shall have the meaning ascribed to it in Section 2.22.

          "Termination Event" shall have the meaning ascribed to it in Section 11.17

          "Transaction Documents" shall mean, collectively, this Agreement, the Purchased Securities, the Restated Certificate, the Restated Bylaws, the Shareholders' Agreement, the Registration Rights Agreement and all other agreements and instruments and any other documents, certificates, instruments or agreements executed pursuant to or in connection with any such document or this Agreement, as such documents may be amended from time to time.

          "Volume-Weighted Average Price" shall mean with respect to a security for any period, the sum of a number of daily calculations for each day in such period, and each daily calculation being equal to (i) the closing bid price for such security on Nasdaq or an applicable national securities exchange on such day multiplied by (ii) a fraction, the numerator of which the number of shares of such security traded as reported by Nasdaq or such national securities exchange for such day, and the denominator of which is the sum of all of the daily number of shares of such security traded as reported by Nasdaq or such national securities exchange during such period.

          "Warrants" shall mean, collectively, the Series A-1 Warrants, Series A-2 Warrants and Series A-3 Warrants.

        9.    Post-Closing Covenants.

          9.1    Registration of Common Stock Underlying Securities.    The Company shall file with the SEC a registration statement or amendment thereof following each Closing in accordance with the terms of the Registration Rights Agreement.

          9.2    Resolutions of the Board of Directors Adopting Certain Committees.    Immediately following the Initial Closing Date, the Board of Directors shall adopt certain resolutions, in substantially the form of Exhibit K hereto, which, among other things, shall establish the following standing committees of the Board of Directors: (i) audit committee; (ii) nominating and corporate governance committee; and (iii) compensation committee. All members of each committee shall meet the appropriate standards of independence in accordance with the rules and regulations of Nasdaq (or any other recognized stock exchange that the Company lists its capital stock on at the time of the Initial Closing Date). Each of the audit committee and the compensation committee shall have no less than three (3) members. The nominating committee and the corporate governance committee shall have no less than four (4) members; two of which shall have been designated by the Purchasers and two of which shall have been designated by those certain individuals who served as members of the board of directors of the Company immediately prior to the Initial Closing Date.

          9.3    Qualified Small Business Stock Status.    The Company will use its reasonable best efforts to comply with the reporting and recordkeeping requirements of Section 1202 of the Code, any regulations promulgated thereunder and any similar state laws and regulations for such period as the Company is a "Qualified Small Business" as defined in Section 1202(d) of the Code.

          9.4    Conversion Shares.    The Conversion Shares shall be duly reserved for issuance and when issued will be duly and validly issued, fully paid and nonassessable.

        10.    Pre-Closing Covenants

          10.1    Proxy; Shareholders Meeting.    As soon as practicable after the date hereof, the Company shall use its best efforts to call a meeting of the Company's shareholders to approve the transactions contemplated hereby and shall make all appropriate filings related thereto (including, without limitation, the filing of a proxy statement) with the SEC to give effect thereto. The Company shall use its best efforts to deliver to the Purchasers a copy of such proxy statement and any amendments and supplements thereto at least 10 days prior to the filing thereof with the SEC.

          10.2    Operation of Business Prior to Closing.    The Company shall operate its business and the business of its Subsidiaries in the ordinary course and in a manner consistent with past practices between the date hereof and the Initial Closing Date.

          10.3    Restriction on Issuance of Options and Warrants.    From the date hereof until the Initial Closing Date, the Company shall not authorize the issuance of any capital stock of the Company except for shares of capital stock issuable upon the exercise of Options and warrants outstanding as of the date hereof, as set forth in Section 2.4 of the Disclosure Schedule, or granted after the date hereof and approved by the Board of Directors of the Company.

          10.4    Restriction on Dispositions.    From the date hereof until the Initial Closing Date, the Company shall not consummate any form of Disposition without the prior written consent of each of the Purchasers.

        11.    Miscellaneous.

          11.1    Survival of Representations and Warranties.    The representations and warranties of the Company and Purchasers contained in or made pursuant to this Agreement (other than those made in Sections 2.17 and 2.20) shall survive the execution and delivery of this Agreement and the other Transaction Documents (a) in connection with the Initial Closing, until the date that is three months following the end of the second fiscal year of the Company ending after the Initial Closing Date and (b) in connection with any Subsequent Closing, until eighteen months after any such Subsequent Closing Date, but in no event, earlier than the time period set forth in clause (a) above. The representations and warranties of the Company made in Sections 2.17 and 2.20 shall survive the execution and delivery of this Agreement and the other Transaction Documents and the Initial Closing for a period of six months after the applicable statute of limitations has expired, and, in each case, such representations and warranties shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchasers or the Company.

          11.2    Successors and Assigns.    Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Purchased Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Each Purchaser shall have the right to assign all of the rights, title and interest of such Purchaser pursuant to this Agreement, including, without limitation, the right to purchase the Series A-2 Purchased Shares and the Series A-2 Warrants and the Series A-3 Purchased Shares and the Series A-3 Warrants, to any third party reasonably acceptable to the independent directors of the Company without the prior written consent of the Company.

          11.3    Governing Law.    This Agreement shall be governed by and construed under the laws of the State of New York, excluding the application of any conflicts of laws principles which would require the application of the laws of another state.

          11.4    Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          11.5    Titles and Subtitles.    The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          11.6    Notices.    All notices and other communications required or permitted hereunder shall be in writing. Notices shall be delivered personally, via recognized overnight courier (such as Federal Express, DHL or Airborne Express) or via certified or registered mail. Notices may be delivered via facsimile or e-mail, provided that by no later than two days thereafter such notice is confirmed in writing and sent via one of the methods described in the previous sentence. Notices shall be addressed as follows:

            (a)   if to a Purchaser, to such Purchaser's address set forth on Schedule I hereto, or at such other address or facsimile number as such Purchaser shall have furnished to the Company in writing, with a copy to Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019, Attention: E. Ann Gill, facsimile number (212) 259-6333 or

            (b)   if to the Company, to Micros-to-Mainframes, Inc., 614 Corporate Way, Valley Cottage, New York 10989, Attention: Chief Executive Officer, facsimile number (845) 268-9495, or at such other address or facsimile number as the Company shall have furnished in writing to the Purchasers, with a copy to the general counsel of the Company.

    All notices shall be effective upon receipt.

          11.7    Expenses.    The Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement and the transactions contemplated hereby and shall reimburse the Purchasers for the reasonable out-of-pocket expenses (including legal fees and disbursements paid to counsel to the Purchasers), which the Purchasers have incurred with respect to the negotiation, execution, delivery and performance of this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby in an amount not exceeding seventy-five thousand dollars ($75,000) with respect to the Initial Closing and, for each Subsequent Closing, an amount not to exceed twenty thousand dollars ($20,000); provided however, that the Company shall not be liable for any such expenses (x) if the Initial Closing does not occur and (y) incurred by the Purchasers in connection with the Management Rights Agreement. The Company shall pay all costs and expenses (including reasonable legal fees and expenses) incurred by the Purchasers in connection with, and, to the extent the Purchasers prevail in, the enforcement of this Agreement and the Transaction Documents and in connection with any filing pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, that may be incurred by the Purchasers as a result of the purchase or ownership of the Purchased Securities. The Company shall pay all reasonable expenses incurred by all Company directors who are not officers or employees of the Company in connection with their attendance at meetings of the Company's Board of Directors (including all reasonable travel and lodging expenses related thereto).

          11.8    Amendments and Waivers.    Any term of this Agreement may be amended, and the observance of any term hereof may be waived (either generally or in a particular instance), only with the written consent of each of the Purchasers and the written consent of the Company. Any amendment or waiver effected in accordance with this Section 11.8 shall be binding upon each of the parties hereto.

          11.9    Severability.    Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction to the greatest extent possible to carry out the intentions of the parties hereto.

          11.10    Entire Agreement.    Each party hereby acknowledges that no other party or any other person or entity has made any promises, warranties, understandings or representations whatsoever, express or implied, not contained in the Transaction Documents and acknowledges that it has not executed the Transaction Documents in reliance upon any such promises, representations, understandings or warranties not contained herein or therein and that the Transaction Documents supersede all prior agreements and understandings between the parties with respect thereto. There are no promises, covenants or undertakings other than those expressly set forth or provided for in the Transaction Documents.

          11.11    Delays or Omissions.    No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such nonbreaching or nondefaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.

          11.12    Facsimile Signatures.    Any signature page delivered by a fax machine shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to deliver promptly an original counterpart to each party to whom the faxed signature page was sent.

          11.13    Other Remedies.    In addition to those remedies specifically set forth herein and in the Transaction Documents, if any, each party may proceed to protect and enforce its rights under this Agreement and the Transaction Documents either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement or in the Transaction Documents. No right or remedy conferred upon or reserved to any party under this Agreement or the Transaction Documents is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to every other right and remedy given under this Agreement and the Transaction Documents or now and hereafter existing under applicable law.

          11.14    Further Assurances.    At any time or from time to time after any Closing, the Company, on the one hand, and the Purchasers, on the other hand, agree to cooperate with each other, and at the request of the other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby relating to the purchase contemplated herein and to otherwise carry out the intent of the parties hereunder.

          11.15    Exchanges; Lost, Stolen or Mutilated Stock Certificates and Warrants.    Upon surrender by any Purchaser to the Company of any stock certificate or Warrant, the Company at its expense shall issue in exchange therefor, and deliver to such Purchaser, a replacement stock certificate or Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any stock certificate or Warrant and in case of any such loss, theft or destruction, upon delivery of an indemnity agreement, satisfactory to the Company, or in case of any such mutilation, upon surrender and cancellation of such stock certificate or Warrant, the Company shall issue and deliver to such Purchaser a new stock certificate or Warrant of like tenor, in lieu of such lost, stolen or mutilated stock certificate or Warrant.

          11.16    Break-Up Fee.    (a) If the Company is unable to consummate the transactions contemplated in Section 1.2 hereof on the Initial Closing Date due to (i) a determination by the board of directors of the Company that the consummation of such transactions conflict with its exercise of its fiduciary duties under applicable Law including, without limitation, the New York Business Corporation Law or (ii) a Termination Event, the Company shall pay to the Purchasers a "break-up" fee in the amount of one hundred fifty thousand dollars ($150,000) (the "Break Up Fee"). The Break Up Fee shall by paid by the Company to the Purchasers by certified check, made payable to each Purchaser, or wire transfer of immediately available funds to such account as each Purchaser designates, in an amount equal to each Purchaser's pro rata share (based on the Series A-1 Purchased Shares Purchase Price to be paid by such Purchaser over the aggregate Series A-1 Purchased Shares Purchase Price to be paid by all Purchasers ("Pro Rata Share")) of the Break Up Fee. If the Purchasers are unable to consummate the transactions contemplated in Section 1.2 on the Closing Date for any reason other than as a result of the failure of the Company to comply with its obligations hereunder or to satisfy the closing conditions set forth in Section 4.1 or Section 4.2, each Purchaser shall pay to the Company its Pro Rata Share of the Break Up Fee. The Break Up Fee referenced in the immediately preceding sentence shall by paid by the Purchasers to the Company by certified check, made payable to the Company, or wire transfer of immediately available funds to such account as the Company designates.

          (b)   The Company and the Purchasers agree that if the Break Up Fee is payable hereunder, the right of the Company or the Purchasers, as the case may be, to receive such amount shall constitute the sole and exclusive remedy for, and such amount shall constitute liquidated damages in respect of, termination of this Agreement regardless of the circumstances giving rise to such termination.

          11.17    Termination.    This Agreement may be terminated and the transactions contemplated herein may be abandoned at any time prior to or on the Initial Closing Date (A) by the Purchasers if (i) approval of the transactions contemplated hereby is not obtained by the Company from its shareholders within 150 days after the date hereof or (ii) the Company breaches this Agreement in any material respect, or (B) by the Company if any Purchaser breaches this Agreement in any material respect (each of (A) and (B), a "Termination Event"). This Agreement may be terminated at any time prior to the Closing by mutual agreement of the Company and all Purchasers set forth in writing. Each provision hereof expressly stated to survive the termination, shall survive the termination of this Agreement.

          11.18    Confidentiality.    Each Purchaser hereby acknowledges that the information it receives pursuant to Section 6.2, Section 6.3 and Section 6.4 may include certain non-public information with respect to the Company and its Subsidiaries (the "Confidential Information"). Each Purchaser hereby (a) acknowledges that it shall not trade any Series A Preferred Stock or Common Stock on the basis of such Confidential Information and (b) agrees that it will not disclose without the prior written consent of the Company (other than to its employees, its affiliated entities, another Purchaser and its auditors and counsel who have a legitimate need to receive such Confidential Information and who are informed of its confidential nature) any Confidential Information;

  provided, that any Purchaser may disclose such information (i) as has generally become available to the public or has been lawfully obtained by such Purchaser from any third party under no duty of confidentiality to the Company, (ii) as may be required in any report, statement or testimony submitted to, or in respect to any inquiry, by, any municipal, state, federal or foreign regulatory body having or claiming to have jurisdiction over such Purchaser, (iii) as may be required in respect to any summons or subpoena or in connection with any litigation or arbitration, (iv) in order to comply with any law, order regulation or ruling applicable to such Purchaser, and (v) to any permitted transferee or assignee or to any approved participant of, or with respect to, the Purchased Shares or Warrants.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

The Company:
MICROS-TO-MAINFRAMES, INC.
By:	/s/ Howard Pavony Name: Howard Pavony Title: President and CEO

Signature Page to Purchase Agreement

The Purchasers:
PEQUOT PRIVATE EQUITY FUND III, L.P.
By:	Pequot Capital Management, Inc., its Investment Manager
By:	/s/ Harold Kahn Name: Harold Kahn Title: Principal
PEQUOT OFFSHORE PRIVATE EQUITY PARTNERS III, L.P.
By:	Pequot Capital Management, Inc., its Investment Manager
By:	/s/ Harold Kahn Name: Harold Kahn Title: Principal

Schedule I
Schedule of Purchasers

NAME AND ADDRESS OF PURCHASER	NUMBER OF SHARES OF SERIES A-1 PURCHASED SHARES	SERIES A-1 PURCHASED SHARES PURCHASE PRICE ($2.15/SHARE)	NUMBER OF SERIES A-1 WARRANT SHARES(1)
Pequot Private Equity Fund III, L.P. c/o Pequot Capital Management, Inc. 500 Nyala Farm Road Westport, Connecticut 06880 Attention: Carlos Rodrigues Fax: (203) 429-2420 with a copy to Aryeh Davis c/o Pequot Capital Management, Inc. 153 East 53rd Street New York, New York 10022 Fax: (212) 651-3481	2,853,555	$6,135,143.25	438,225
Pequot Offshore Private Equity Partners III, L.P. c/o Pequot Capital Management, Inc. 500 Nyala Farm Road Westport, Connecticut 06880 Attention: Carlos Rodrigues Fax: (203) 429-2420 with a copy to Aryeh Davis c/o Pequot Capital Management, Inc. 153 East 53rd Street New York, New York 10022 Fax: (212) 651-3481	402,259	$864,856.85	61,775
Totals	3,255,814	7,000,000.10	500,000

(1)
Subject to the adjustments described in the Series A-1 Warrants and the Certificate of Incorporation.

Appendix B-1

Article Fourth shall be amended to read in its entirety as follows:

FOURTH:

A.    Classes of Shares; Definitions.

        1.    Authorization.

          (a)   The Corporation is authorized to issue two (2) classes of stock to be designated as "Common Stock" and "Preferred Stock." The total number of shares of capital stock that the Corporation is authorized to issue is one hundred million (100,000,000). The total number of shares of Common Stock that the Corporation is authorized to issue is eighty million (80,000,000), par value $0.001 (the "Common Stock"). The total number of shares of Preferred Stock that the Corporation is authorized to issue is twenty million (20,000,000), par value $0.001, fourteen million (14,000,000) of which are designated as "Series A Preferred Stock," four million two hundred thousand (4,200,000) of which are designated as "Series A-1 Preferred Stock," two million six hundred thousand (2,600,000) of which are designated as "Series A-2 Preferred Stock" and seven million two hundred thousand (7,200,000) of which are designated as "Series A-3 Preferred Stock" (the Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series A-3 Preferred Stock collectively, the "Series A Preferred Stock"). The Board of Directors is authorized to divide the Series A-3 Preferred Stock from time to time into one or more sub-series and to determine or change by resolution for each such sub-series its designation and the number of shares of such sub-series. The resolution or resolutions of the Board of Directors providing for the division of the Series A-3 Preferred Stock into sub-series may include the following provisions:

            (1)   The distinctive designation of each sub-series and the maximum number of shares of each such sub-series which may be issued, which number may be increased (except where otherwise provided by the Board of Directors in creating the series) or decreased (but not below the number of shares of the series then outstanding) from time to time by action of the Board of Directors; and

            (2)   The amount payable on shares of each such sub-series upon conversion of such sub-series.

          (b)   The Board of Directors is authorized to divide the six million (6,000,000) shares of Preferred Stock that are not designated as Series A Preferred Stock from time to time into one or more series, and to determine or change by resolution for each such series its designation, the number of shares of such series, the powers, preferences and rights and the qualifications, limitations or restrictions for the shares of such series. The resolution or resolutions of the Board of Directors providing for the division of such Preferred Stock into series may include the following provisions:

            (1)   The distinctive designation of each series and the maximum number of shares of each such series which may be issued, which number may be increased (except where otherwise provided by the Board of Directors in creating the series) or decreased (but not below the number of shares of the series then outstanding) from time to time by action of the Board of Directors;

            (2)   Whether the holders of the shares of each such series are entitled to vote and, if so, the matters on which they are entitled to vote, the number of votes to which the holder of each such share is entitled, and whether the shares of such series are to be voted separately or together with shares of other series;

B-1-1

            (3)   The dividends to which holders of shares of each such series will be entitled; any restrictions, conditions or limitations upon the payment of those dividends; whether the dividends will be cumulative and, if cumulative, the date or dates from which the dividends will cumulative;

            (4)   Whether the shares of one or more of such series will be subject to redemption and, if so, whether redemption will be mandatory or optional and if optional, at whose option, the manner of selecting shares for redemption, the redemption price and the manner of redemption;

            (5)   The amount payable on shares of each such series if there is a liquidation, dissolution or winding up of the Corporation which amount may vary at different dates and depending upon whether the liquidation, dissolution or winding up is voluntary or involuntary;

            (6)   The obligation, if any, of the Corporation to maintain a purchase, retirement or sinking fund for shares of each such series;

            (7)   Whether the shares of one or more of such series will be convertible into, or exchangeable for, any other types or securities, either at the option of the holder or of the Corporation and, if so, the terms of the conversions or exchanges;

            (8)   Any other provisions regarding the powers preferences and rights, and the qualifications, limitations or restrictions, for each such series which are not inconsistent with applicable law.

    All shares of such series of Preferred Stock will be identical with each other in all respects, except that shares of any one such series issued at different times may differ as to the dates from which dividends on those shares, if cumulative, shall cumulate.

          2.    Issuance of Common Stock.    The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

          3.    Definitions.    Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in Section B(7) of this Restated Certificate.

B.    Rights, Preferences, and Limitations of the Classes.    The relative rights, preferences, and limitations of the shares of each class will be as follows:

        1.    Dividend Rights.

          (a)   So long as shares of Series A Preferred Stock remain outstanding, the holders of each share of the Series A Preferred Stock (the "Holders") shall be entitled, from and after the second anniversary of the date of initial issuance of the Series A-1 Preferred Stock, to receive, and shall be paid semi-annually in arrears in cash out of funds legally available therefor, cumulative dividends, accrued semi-annually, in an amount equal to 6% of the applicable Series A Purchased Shares Purchase Price (as hereinafter defined) per share, (as appropriately adjusted for any stock splits, stock dividends, combinations, and the like), per annum with respect to each share of the Series A Preferred Stock.

          (b)   Notwithstanding anything contained in Section (B)(1)(a) of this ARTICLE FOURTH to the contrary, from and after the second anniversary of the date of initial issuance of Series A Preferred Stock to the fourth anniversary thereof, dividends may, at the option of the Corporation, be paid to the Holders in cash, or in property or shares of the applicable Series A Preferred Stock valued at the applicable Series A Purchased Shares Purchase Price.

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          (c)   The Corporation shall not declare or pay any dividends or other distributions on shares of any series of Preferred Stock, other than the Series A Preferred Stock, and the Common Stock until the Holders shall have first received distributions of all accrued dividends as set forth above.

          (d)   Subject to the preferential rights of the Holders, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.

2.    Liquidation Preference.

          (a)   In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the Holders shall be entitled to be paid out of the assets of the Corporation available for distribution to its shareholders, whether from capital, surplus or earnings, in preference to any distribution to holders of Common Stock, an amount per share equal to the sum of the applicable Series A Purchased Shares Purchase Price (as appropriately adjusted for any stock splits, stock dividends, combinations, and the like) and any accrued but unpaid dividends on the Series A Preferred Stock. If upon the occurrence of such event, the assets and funds available to be distributed among the Holders shall be insufficient to permit the payment to such Holders of the full preferential amounts due to the Holders, then the entire assets and funds of the Corporation legally available for distribution shall be distributed among the Holders, pro rata, based on the amount each such Holder would receive if such full preferential amounts were paid.

          (b)   Upon the completion of the distributions required by Section (2)(B)(a) of this ARTICLE FOURTH, if assets remain in the Corporation, they shall be distributed pro rata to the holders of the Common Stock.

          (c)   In the event the Corporation shall propose to take any action regarding the liquidation, dissolution or winding up of the Corporation which will involve the distribution of assets other than cash, the value of the assets to be distributed to the Holders shall be determined in good faith by the consent or vote of the Board of Directors, and such determination shall be binding upon the Holders and holders of Common Stock, except that

            (i)    any securities distributed shall be valued as follows:

              (A)  securities not subject to investment letter or other similar restrictions on free marketability, unless otherwise agreed or approved in writing by a majority in interest of the Series A Preferred Stock:

                (1)   if traded on a securities exchange or the Nasdaq Stock Market, the value shall be deemed to be the average of the security's closing prices on such exchange over the thirty (30) day period ending two (2) trading days prior to the distribution of such securities; and

                (2)   if actively traded over-the-counter, the value shall be deemed to be the average of the closing bid prices over the thirty (30) day period ending two (2) trading days prior to the distribution of such securities; and

                (3)   if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the consent or vote of the Board of Directors and such determination shall be binding upon the Holders and holders of Common Stock.

              (B)  The method of valuation of securities subject to investment letter or other restrictions on free marketability shall be to make an appropriate discount from the market value determined as above to reflect the approximate fair market value thereof, as

B-1-3

      determined in good faith by the consent or vote of the Board of Directors, and such determination shall be binding upon the Holders and holders of the Common Stock; and

            (ii)   The value of any other asset shall be determined in good faith by the consent or vote of the Board of Directors.

          (d)   A sale, conveyance or disposition of all or substantially all of the capital stock or assets of the Corporation or a merger, consolidation or other transaction or series of related transactions (whether involving the Corporation or a subsidiary thereof) in which the Corporation's shareholders immediately prior to such transaction do not retain a majority of the voting power in the surviving entity (a "Transaction"), shall be deemed to be a liquidation, dissolution or winding up within the meaning of this Section 2, unless the Holders of a majority of the then outstanding shares of the Series A Preferred Stock voting as a single class vote affirmatively or consent in writing that such transaction shall not be treated as a liquidation, dissolution or winding up within the meaning of this Section (B)(2).

        3.    Voting.

          (a)    Series A Preferred Stock.

            (i)    Each Holder shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by such Holder are then convertible (as adjusted from time to time pursuant to Section B(4) of this ARTICLE FOURTH below) at the record date for the determination of the shareholders entitled to vote on such matters, or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited, at each meeting of shareholders of the Corporation (and written actions of shareholders in lieu of meetings) with respect to any and all matters presented to the shareholders of the Corporation for their action or consideration and on all matters upon which holders of the Common Stock have the right to vote. Except as provided by law, by the provisions of Section by the provisions of Section B(2)(d) of this ARTICLE FOURTH, by the provisions of subparagraphs (ii) and (iii) of this Section B(3) below or by the provisions establishing any other series of Preferred Stock, Holders of Series A Preferred Stock shall vote together with the holders of Common Stock as a single class.

            (ii)   The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series A Preferred Stock, whether through an amendment or alteration of this Restated Certificate, the Corporation's bylaws or otherwise, so as to affect adversely such Series A Preferred Stock, without the approval of the Holders of a majority of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization of any shares of capital stock with preference or priority over the Series A Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall be deemed to affect adversely the Series A Preferred Stock, and the authorization of any shares of capital stock on a parity with the Series A Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall also be deemed to affect adversely the Series A Preferred Stock.

            (iii)  So long as at least 30% of the shares of Series A Preferred Stock actually issued remain outstanding (as adjusted for any stock splits, stock dividends, combinations, recapitalizations involving equity of the Corporation, reclassifications of other similar events involving a change with respect to the Series A Preferred Stock), without the approval of the

B-1-4

    Holders of a majority of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately from any other class of the Corporation's capital stock, but together as a single group, the Corporation will not:

              (1)   consummate an acquisition of the Corporation by another Person by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation);

              (2)   make an acquisition or series of related acquisitions for consideration aggregating more than $10,000,000 in value;

              (3)   issue any other class or series of capital stock of the Corporation ranking as to dividend rights, redemption rights, liquidation preference and other rights on parity or senior to the Series A Preferred Stock;

              (4)   pay any dividends or distributions on the capital stock of the Corporation, except for dividends on the Series A Preferred Stock as provided in this Restated Certificate;

              (5)   consent to any liquidation, dissolution, re-capitalization or reorganization of the Corporation;

              (6)   borrow funds (in one or a series of related borrowings) in an amount exceeding $1,000,000 other than (i) revolving lines of credit provided by lenders based upon the Corporation's accounts receivable, (ii) floor plan financings not to exceed $13,300,000 on customary terms and conditions and (iii) renewals or replacements of the Corporation's existing lines of credit and floor plan financings; or

              (7)   redeem or purchase any of the capital stock of the Corporation, except repurchases of Common Stock held by employees upon termination of employment pursuant to employment agreements in effect on date of the initial issuance of Series A Preferred Stock.

          (b)    Common Stock.    The holders of the Common Stock are entitled to one vote for each share held at all meetings of shareholders (and written actions in lieu of meetings).

        4.    Conversion Rights.

          (a)    Series A Preferred Stock.    The Series A Preferred Stock shall have the conversion rights as follows:

              (i)    A Holder shall have the right, at its option, at any time and from time to time, and without the payment of additional consideration by such Holder, to convert any shares of Series A Preferred Stock into such number of fully paid and nonassessable shares of Common Stock as obtained by (i) multiplying the number of shares of Series A Preferred Stock so to be converted by, initially, the applicable Series A Purchased Shares Purchase Price and (ii) dividing the result by the conversion price equal to, initially, (x) with respect to the Series A-1 Preferred Stock, $2.15 per share (subject to adjustment, the "Series A-1 Conversion Price"), (y) with respect to the Series A-2 Preferred Stock, $2.75 per share (subject to adjustment, the "Series A-2 Conversion Price") and (z) with respect to the Series A-3 Preferred Stock (or any sub-series thereof), the applicable Series A-3 Purchased Shares Purchase Price (subject to adjustment, the applicable "Series A-3 Conversion Price", or, in case an adjustment of such price has taken place pursuant to this Section 4, then by the applicable conversion price as last adjusted and in effect at the date any share or shares of the applicable Series A Preferred Stock are surrendered for conversion) (such Series A-1 Conversion Price, Series A-2 Conversion

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      Price or Series A-3 Conversion Price, or any of the aforementioned as last adjusted, hereafter referred to as the "Series A Conversion Price", as applicable). To the extent that dividends may be declared in accordance with the Business Corporation Law, accrued but unpaid dividends will be paid in cash on any such conversion. If such dividends are not paid at any such time, such dividends will remain outstanding until they may be paid and at such time such dividends shall be paid in cash together with interest on such outstanding amount and, to the extent permitted by applicable law, interest on such interest at the rate of 6% per annum from the date of such conversion to the date of such payment calculated on an actual days basis.

    (ii)
    (A)    After the date that is 18 months following the most recent date of issuance of Series A Preferred Stock, the outstanding Series A Preferred Stock shall be automatically converted into Common Stock at the applicable Series A Conversion Price then in effect on the date on which the Volume-Weighted Average Price of the Corporation's Common Stock for the immediately preceding sixty (60) consecutive trading days exceeds four (4) times the weighted average of the applicable Series A Conversion Prices. To the extent that dividends may be declared in accordance with the Business Corporation Law, accrued but unpaid dividends will be paid in cash on any such conversion. If such dividends are not paid at any such time, such dividends will remain outstanding until they may be paid and at such time such dividends shall be paid in cash together with interest on such outstanding amount and, to the extent permitted by applicable law, interest on such interest at the rate of 6% per annum from the date of such conversion to the date of such payment calculated on an actual days basis.

            (B)  Notwithstanding anything to the contrary herein, no shares of outstanding Series A Preferred Stock shall be automatically converted into Common Stock pursuant to this paragraph unless at the time of such proposed conversion the Corporation shall have on file with the Securities and Exchange Commission an effective registration statement with respect to the shares of Common Stock issued or issuable to the Holders (A) on conversion of the Series A Preferred Stock then issued or issuable to such Holders and (B) on exercise of all of the warrants to purchase Common Stock of the Corporation dated on or about the date of this Restated Certificate pursuant to the Purchase Agreement (the "Warrants") and such shares of Common Stock have been listed on the Nasdaq Stock Market (or other national stock exchange or national over-the-counter bulletin board approved by the Holders of a majority of the then outstanding shares of Series A Preferred Stock).

          (iii)  In order to convert Series A Preferred Stock into full shares of Common Stock if (i) such conversion is pursuant to paragraph (i) of this Section B(4)(a), the Holder shall (A) fax a copy of a fully executed notice of conversion ("Notice of Conversion") to the Corporation at the office of the Corporation or to the Corporation's designated transfer agent (the "Transfer Agent") for the Series A Preferred Stock stating that the Holder elects to convert, which notice shall specify the date of conversion, the number of shares of Series A Preferred Stock to be converted, the Series A Conversion Price and a calculation of the number of shares of Common Stock issuable upon such conversion (together with a copy of the front page of each certificate to be converted) and (B) surrender to a nationally recognized courier service for either overnight or two (2) day delivery to the office of the Corporation or its Transfer Agent, the original certificates representing the Series A Preferred Stock being converted (the "Preferred Stock Certificates"), duly endorsed for transfer, and (ii) such conversion is pursuant to paragraph (ii) of this Section B(4)(a), the Corporation shall fax a copy of a Notice of Conversion to the Holders stating that the shares of Series A Preferred Stock have been automatically converted into Common Stock, which notice shall specify the date of such automatic conversion, the number of shares of Series A Preferred Stock that have been converted, the Series A Conversion Price and a calculation of the number of

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  shares of Common Stock issuable upon such conversion; provided, however, that the Corporation's failure to issue a Notice of Conversion shall not affect the automatic conversion of such shares of Series A Preferred Stock and the automatic cancellation of the certificates representing such shares of Series A Preferred Stock. In the event of an automatic conversion pursuant to paragraph (ii) of this Section B(4)(a), the outstanding shares of Series A Preferred Stock shall be converted automatically without any further action by the Holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its Transfer Agent and the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless either the Preferred Stock Certificates are delivered to the Corporation or the Transfer Agent as provided above, or the Holder notifies the Corporation or its Transfer Agent that such certificates have been lost, stolen or destroyed (subject to the requirements of paragraph (iv) of this Section B(4)(a) below).

          (iv)  Upon receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of any Preferred Stock Certificates and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in an amount reasonably satisfactory to the Corporation, or (in the case of mutilation) upon surrender and cancellation of such Preferred Stock Certificates, the Corporation will issue, in lieu thereof, new Preferred Stock Certificates of like tenor.

          (v)   The Series A Conversion Price shall be subject to adjustment from time to time as follows:

            (1)   Except as provided in subparagraph (v)(2) of this Section B(4)(a) below, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs (A) through (H) of this Section B(4)(a)(v)(1) below, deemed to have issued or sold, any shares of Common Stock for a consideration per share less than a Series A Conversion Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the applicable Series A Conversion Price shall be reduced to the price determined by dividing (x) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Series A Conversion Price and (b) the consideration, if any, received by the Corporation upon such issue or sale, by (y) the total number of shares of Common Stock outstanding immediately after such issue or sale. For purposes of determining the number of shares of Common Stock outstanding as provided in clauses (x) and (y) above, the number of shares of Common Stock issuable upon conversion of all outstanding shares of Preferred Stock, exercise of all outstanding Options (as defined below) and conversion of all outstanding Convertible Securities (as defined below) shall be deemed to be outstanding.

      For purposes of subparagraph (1) of this Section B(4)(a)(v), the following subparagraphs (A) to (H) of this Section B(4)(a)(v)(1) shall also be applicable:

              (A)  In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants (including the Warrants) or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum

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      aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Series A Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph (C) of this Section B(4)(a)(v)(1), no adjustment of the Series A Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

              (B)  In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than a Series A Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph (C) of this Section B(4)(a)(v)(1), no adjustment of such Series A Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of such Series A Conversion Price have been or are to be made pursuant to other provisions of this Section B(4)(a)(v)(1), no further adjustment of such Series A Conversion Price shall be made by reason of such issue or sale.

              (C)  Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph (A) of this Section B(4)(a)(v)(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph (A) or (B) of this Section B(4)(a)(v)(1), or the rate at which Convertible Securities referred to in subparagraph (A) or (B) of this Section B(4)(a)(v)(1) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Series A Conversion Price in effect at the time of such event shall forthwith be readjusted to the Series A Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase

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      price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Series A Conversion Price then in effect hereunder is thereby reduced; and on the termination of any such Option or any such right to convert or exchange such Convertible Securities, the Series A Conversion Price then in effect hereunder shall forthwith be increased to the Series A Conversion Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

              (D)  In the event of the termination or expiration of any right to purchase Common Stock under any Option or of any right to convert or exchange Convertible Securities, the current Series A Conversion Price, if previously adjusted in accordance with this Section B(4), shall, upon such termination, be changed to the Series A Conversion Price that would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, only been issued in amounts necessary to allow for the number of shares of Common Stock actually issued upon the conversion, exchange or exercise of such Option or Convertible Securities, and the shares of Common Stock issuable thereunder shall no longer be deemed to be outstanding.

              (E)  In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation (other than Common Stock) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

              (F)  In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors.

              (G)  In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

              (H)  The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the

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      disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this of this Section B(4)(a)(v)(1)(H).

            (2)   Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Series A Conversion Price in the case of the issuance from and after the date of filing of this Restated Certificate of Incorporation of (a) shares of Common Stock sold to, or Options to purchase Common Stock granted by the Corporation to, employees, consultants, officers, or directors of the Corporation pursuant to any option plan, agreement or other arrangement duly adopted by the Corporation and approved by a majority of the Board of Directors; (b) any shares of Common Stock upon the conversion of shares of Series A Preferred Stock; (c) any shares of Common Stock pursuant to which the Series A Conversion Price is adjusted under subparagraphs (3), (4) or (5) of this Section B(4)(a)(v); (d) any shares of Common Stock issued pursuant to the exchange, conversion or exercise of any Options or Convertible Securities that have previously been incorporated into computations hereunder on the date when such Options or Convertible Securities were issued; (e) the issuance and sale of securities in connection with a strategic investment or similar transaction approved by a majority of the Board of Directors; (f) securities issued for consideration other than cash pursuant to a merger, consolidation or similar business combination or acquisition of assets as approved by a majority of the Board of Directors; (g) the issuance of shares in connection with a bona fide underwritten public offering of securities by a nationally recognized underwriter reasonably acceptable to the Holders of a majority of the outstanding shares of Series A Preferred Stock and which results in gross proceeds in excess of $15,000,000; (h) any shares of Series A Preferred Stock issued in the form of a dividend to any Holder; or (i) any shares of Common Stock issued on exercise of the Warrants.

            (3)   In the event the outstanding shares of Common Stock shall be subdivided or increased, by stock split or stock dividend, into a greater number of shares of Common Stock, the number of shares of Common Stock into which any Series A Preferred Stock is convertible shall concurrently with the effectiveness of such subdivision or payment of such stock dividend, be proportionately increased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the number of shares of Common Stock into which any Series A Preferred Stock is convertible shall, concurrently with the effectiveness of such combination or consolidation, be proportionately decreased.

            (4)   If the Common Stock issuable upon conversion of the Series A Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), the number of shares of Common Stock into which any Series A Preferred Stock is convertible shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted such that the Series A Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the Holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the Holders upon conversion of the Series A Preferred Stock immediately before that change.

            (5)   In case of any consolidation with or merger of the Corporation with or into another corporation, or in case of any sale, lease or conveyance to another corporation of the assets of the Corporation as an entirety or substantially as an entirety, the Series A Preferred Stock shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into the number of shares of stock or other securities or property (including cash) to which the

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    Common Stock issuable (at the time of such consolidation, merger, sale, lease or conveyance) upon conversion of the Series A Preferred Stock would have been entitled upon such consolidation, merger, sale, lease or conveyance; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Holders shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares of Series A Preferred Stock.

          (vi)    Certificate as to Adjustments.    Upon the occurrence of each adjustment or readjustment of the Series A Conversion Price pursuant to this Section B(4)(a) the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder a certificate setting forth such adjustment or readjustment in accordance with the terms hereof and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any Holder, furnish or cause to be furnished to such Holder a like certificate setting forth (i) such adjustments and readjustments and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of such Series A Preferred Stock.

          (vii) The Corporation no later than 6:00 p.m. (New York City time) on the third (3rd) business day after receipt by the Corporation or its Transfer Agent of all necessary documentation duly executed and in proper form required for conversion, including the original Preferred Stock Certificates to be converted (or after provision for security or indemnification in the case of lost, stolen or destroyed certificates, if required), shall issue and surrender to a nationally recognized overnight delivery service for either overnight or (if delivery is outside the United States) two (2) day delivery to the Holder as shown on the stock records of the Corporation a certificate for the number of shares of Common Stock to which the Holder shall be entitled as aforesaid.

          (viii) The date on which a voluntary conversion pursuant to Section B(4)(a)(i) occurs (the "Date of Voluntary Conversion") shall be deemed to be the date the applicable Notice of Conversion is faxed to the Corporation or the Transfer Agent, as the case may be, provided that the advance copy of the Notice of Conversion is faxed to the Corporation on or prior to 6:00 p.m., New York City time, on the Date of Conversion. An automatic conversion pursuant to Section 4(a)(ii) shall occur on the date on which such automatic conversion is deemed to occur pursuant to Section B(4)(a)(ii) (the "Date of Automatic Conversion", and together with the Date of Voluntary Conversion, the "Date of Conversion"). The original Preferred Stock Certificates representing the shares of Series A Preferred Stock to be converted shall be surrendered by depositing such certificates with a nationally recognized overnight delivery service for either overnight or two (2) day delivery, as soon as practicable following the Date of Voluntary Conversion or as soon as practicable following the date such Holder receives notice of the Date of Automatic Conversion. The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record Holder or Holders of such shares of Common Stock on the Date of Conversion.

          (ix)  No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock. In lieu of any fractional share to which the Holder would otherwise be entitled, the Corporation shall (after aggregating all shares into which shares of Series A Preferred held by each Holder could be converted) pay cash equal to such fraction multiplied by the market price per share of Common Stock (as determined in a reasonable manner by the Board of Directors) at the close of business on the Date of Conversion.

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          (x)   In the event that the Corporation shall propose at any time:

            (1)   to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend;

            (2)   to effect any reclassification or recapitalization of its Common Stock; or

            (3)   to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all its property or business, or to liquidate, dissolve or wind up;

  then, in connection with each such event, the Corporation shall send to the Holders of the Series A Preferred Stock:

            (A)  at least twenty (20) days' prior written notice of the date on which a record shall be taken for such dividend or distribution (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in (2) and (3) above; and

            (B)  in the case of the matters referred to in (2) and (3) above, at least twenty (20) days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon the occurrence of such event).

  Each such written notice shall be given by first class mail, postage prepaid, addressed to the Holders at the address for each such Holder as shown on the books of the Corporation.

          (xi)  The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action (other than actions taken in good faith), avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in carrying out all the provisions of this Article and in taking all such action as may be necessary or appropriate in order to protect the conversion rights of the Holders against impairment.

          (xii) All shares of the Series A Preferred Stock which shall have been subject to a voluntary conversion pursuant to subparagraph (i) of Section B(4)(a) of this ARTICLE FOURTH or to an automatic conversion pursuant to subparagraph (ii) of Section B(4)(a) of this ARTICLE FOURTH shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate except only the right of the Holders thereof to receive shares of Common Stock in exchange therefor and to receive payment of any unpaid dividends thereon. Any shares of the Series A Preferred Stock so converted shall be retired and canceled and shall not be reissued, and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized Series A Preferred Stock.

        (b)   The Corporation shall, at all times when the Series A Preferred Stock shall be outstanding, reserve and keep available, free from preemptive rights, out of its authorized but unissued stock, solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all such outstanding Series A Preferred Stock.

        (c)   The Corporation shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of shares of Common Stock of the Corporation upon conversion of any shares of Series A Preferred Stock, as the case may be; provided that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance

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or delivery of any certificate for such shares in a name other than that of the Holder of the shares of Series A Preferred Stock in respect of which such shares are being issued.

        (d)   If any shares of Common Stock to be reserved for the purpose of conversion of shares of Series A Preferred Stock require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon conversion, then the Corporation will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If, and so long as, any Common Stock into which the shares of Series A Preferred Stock are then convertible is listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance all shares of such Common Stock issuable upon conversion.

        (e)   All shares of Common Stock which may be issued upon conversion of the shares of Series A Preferred Stock will be, upon issuance by the Corporation duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof and the Corporation shall take no action which will cause a contrary result (including without limitation any action which would cause any Series A Conversion Price to be less than the par value, if any, of the Common Stock).

        (f)    If any adjustment under this Section B(4)(a)(v) would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be rounded to the nearest whole number of shares with one-half share being rounded up.

        5.    Preemptive Rights.

        (a)   Each Holder shall be entitled to purchase its pro rata share (calculated by multiplying the number of securities to be issued in such equity offering including those issued pursuant this Section 5 by a fraction, the numerator of which is the number of shares of Common Stock held by such holder on a Fully Diluted Basis and the denominator of which is the number of shares of Common Stock held by all such holders of securities of the Corporation on a Fully Diluted Basis) of any future private equity offering by the Corporation.

        (b)   Notwithstanding anything contained in this Section B(5)(a) of this ARTICLE FOURTH to the contrary, the preemptive rights of the Holders shall not apply to (a) shares of Common Stock sold to, or options to purchase Common Stock granted by the Corporation to, employees, consultants, officers, or directors of the Corporation pursuant to any option plan, agreement or other arrangement duly adopted by the Corporation and approved by a majority of the Board of Directors; (b) any shares of Common Stock issued upon the conversion of shares of Series A Preferred Stock; (c) any shares of Common Stock issued in a transaction pursuant to which the Series A Conversion Price is adjusted under subparagraph (3), (4) or (5) of Section B(4)(a)(v) of this ARTICLE FOURTH; (d) any shares of Common Stock issued pursuant to the exchange, conversion or exercise of any Options or Convertible Securities that have previously been incorporated into computations hereunder on the date when such Options or Convertible Securities were issued; (e) the issuance and sale of securities in connection with a strategic investment or similar transaction approved by a majority of the Board of Directors; (f) securities issued for consideration other than cash pursuant to a merger, consolidation or similar business combination or acquisition of assets as approved by a majority of the Board of Directors; (g) the issuance of shares in connection with a bona fide underwritten public offering of securities by a nationally recognized underwriter reasonably acceptable to a majority in interest of the Holders and which results in gross proceeds in excess of $15,000,000; (h) any shares of Series A Preferred Stock issued in the form of a dividend to any Holder; or (i) any shares of Common Stock issued on exercise of the Warrants.

        (c)   Except as granted to the Holders of Series A Preferred Stock pursuant to this Restated Certificate and except as may be provided to shareholders in connection with the issuance of additional

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preferred stock pursuant to Section A(1)(b) of this ARTICLE FOURTH, no shareholder of the Corporation shall, by reason of his holding shares of any class, have any preemptive or preferential right to purchase or subscribe to any shares of any class of the Corporation, now or hereafter to be authorized, or any other securities convertible into or carrying rights or options to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares or the issuance of shares upon exercise of any rights or options or upon conversion of such other securities would adversely affect the dividend or voting rights of such shareholder.

        6.    General Provisions.

        (a)   The term "Person" or "person" as used herein means any corporation, partnership, trust, organization, association, other entity or individual.

        (b)   The term "outstanding" when used with reference to shares of stock, shall mean issued shares, excluding shares held by the Corporation or a subsidiary.

        (c)   The headings of the paragraphs, subparagraphs, clauses and subclauses herein are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

        7.    Definitions.    The following capitalized terms shall have the following meanings:

    "Fully Diluted Basis" means when used in reference to the number of shares of Common Stock held by a Person at any time, a number of shares of Common Stock equal to the sum of (x) the number of issued and outstanding shares of Common Stock then held by or such Person, plus (y) the total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all Convertible Securities and Options issued and outstanding at such time that are then held by such Person.

    "Purchase Agreement" means that certain Purchase Agreement, dated January 29, 2004, between the Corporation and the purchasers named therein.

    "Series A Purchased Shares Purchase Price" means the (i) Series A-1 Purchased Shares Purchase Price, (ii) Series A-2 Purchased Shares Purchase Price or (iii) Series A-3 Purchased Shares Purchase Price, as applicable.

    "Series A-1 Purchased Shares Purchase Price" means $2.15 per share.

    "Series A-2 Purchased Shares Purchase Price" means $2.75 per share.

    "Series A-3 Purchased Shares Purchase Price," has the meaning ascribed to it in Section 1.4 of the Purchase Agreement.

    "Volume-Weighted Average Price" shall mean with respect to a security for any period, the sum of a number of daily calculations for each day in such period, and each daily calculation being equal to (i) the closing bid price for such security on Nasdaq or an applicable national securities exchange on such day multiplied by (ii) a fraction, the numerator of which the number of shares of such security traded as reported by Nasdaq or such national securities exchange for such day, and the denominator of which is the sum of all of the daily number of shares of such security traded as reported by Nasdaq or such national securities exchange during such period.

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Appendix B-2

Article First shall be amended to read in its entirety as follows:

The name of the Corporation is MTM Technologies, Inc.

Article Sixth shall be amended to read in its entirety as follows:

SIXTH: Whenever the shareholders of the Corporation are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Article Seventh shall be amended to read in its entirety as follows:

SEVENTH: Whenever the Corporation proposes to participate in a merger or consolidation under Section 901 of the Business Corporation Law, the plan of merger or consolidation shall be adopted at a meeting of the shareholders of the Corporation or by written consent, in each case, by a majority of the votes of the shares entitled to vote thereon.

Article Eighth shall be amended to read in its entirety as follows:

EIGHTH: Whenever the Corporation proposes to sell, lease, exchange or dispose of all or substantially all of the assets of the Corporation under Section 909 of the Business Corporation Law, the sale, lease, exchange or disposition shall be adopted at a meeting of the shareholders of the Corporation or by written consent, in each case, by a majority of the votes of the shares entitled to vote thereon.

Article Ninth shall be amended to read in its entirety as follows:

NINTH: Whenever the Corporation proposes to dissolve the Corporation under Section 1001 of the Business Corporation Law, the dissolution shall be adopted at a meeting of the shareholders of the Corporation or by written consent, in each case, by a majority of the votes of the shares entitled to vote thereon.

Article Eleventh shall be amended to read in its entirety as follows:

ELEVENTH: Pursuant to Section 402(b) of the Business Corporation Law, the liability of the Corporation's directors to the Corporation or its shareholders for damages for breach of duty as a director shall be eliminated to the fullest extent permitted by the Business Corporation Law as it exists on the date hereof or as it may hereafter be amended. No amendment to or repeal of this ARTICLE ELEVENTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

Article Twelfth shall be amended to read in its entirety as follows:

TWELFTH: Except as may otherwise be specifically provided in this Restated Certificate, no provision of this Restated Certificate is intended by the Corporation to be construed as limiting, prohibiting, denying, or abrogating any of the general or specific powers or rights conferred under the Business Corporation Law upon the Corporation, its shareholders and its directors, officers and other corporate personnel, including in particular, the power of the Corporation to furnish indemnification to directors in the capacities described in and prescribed by the Business Corporation Law and defined and prescribed rights of said persons to indemnification as the same are conferred by the Business Corporation Law.

B-2-1

Appendix C

AMENDED AND RESTATED BYLAWS
OF
MTM TECHNOLOGIES, INC.

(As Adopted on                        , 2004)

ARTICLE I—DEFINITIONS

        In these Bylaws, and for all purposes hereof, unless there be something in the subject or context inconsistent therewith:

          (a)   "Corporation" shall mean MTM Technologies, Inc.

          (b)   "Certificate of Incorporation" shall mean the Amended and Restated Certificate of Incorporation as filed on                        , 2004, together with any and all amendments and subsequent restatements thereto.

          (c)   "Board" shall mean the Board of Directors of the Corporation.

          (d)   "Shareholders" shall mean the shareholders of the Corporation.

          (e)   "Shareholders' Agreement" shall mean that certain Shareholders' Agreement, dated                        , 2004, by and among the Corporation and certain parties listed on the signature pages thereto, as amended or amended and restated and in effect.

          (f)    "Chairman of the Board," "Vice Chairman of the Board," "Chairman of the Executive Committee," "Chief Executive Officer," "Chief Financial Officer," "Chief Accounting Officer," "President," "Executive Vice President," "Senior Vice President," "Vice President," "Treasurer," "Secretary," and/or "Controller," as the case may be, shall mean the person at any given time occupying the particular office with the Corporation.

ARTICLE II—MEETINGS OF SHAREHOLDERS

        Section 1.    Place of Meetings.    Meetings of the Shareholders of the Corporation shall be held at such place either within or outside the State of New York as may from time to time be fixed by the Board or specified or fixed in the notice of any such meeting.

        Section 2.    Annual Meetings.    The annual meeting of the Shareholders of the Corporation for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held on the last Tuesday of July of each calendar year, if not a legal holiday, or, if such day shall be a legal holiday, then on the next succeeding day not a legal holiday. If any annual meeting shall not be held on the day designated herein, or if the directors to be elected at such annual meeting shall not have been elected thereat or at any adjournment thereof, the Board shall forthwith call a special meeting of the Shareholders for the election of directors to be held as soon thereafter as convenient and give notice thereof as provided in these Bylaws in respect of the notice of an annual meeting of the Shareholders. At such special meeting the Shareholders may elect the directors and transact other business with the same force and effect as at an annual meeting of the Shareholders duly called and held.

        Section 3.    Special Meetings.    Special meetings of the Shareholders, unless otherwise provided by applicable law, may be called at any time by the Chairman of the Board or a majority of the Board.

        Section 4.    Notice of Meetings.    Notice of each meeting of the Shareholders, annual or special, shall be given in the name of the Chairman of the Board, a Vice Chairman of the Board, the Chief Executive Officer, the President, a Vice President or the Secretary. Such notice shall state the purpose or purposes for which the meeting is called and the date and hour when and the place where it is to be held. A copy thereof shall be duly delivered or transmitted to all Shareholders of record entitled to vote at such meeting, and all Shareholders of record who, by reason of any action proposed to be taken at such meeting, would be entitled to have their stock appraised if such action were taken, not less than ten or more than sixty days before the day on which the meeting is called to be held. If mailed, such copy shall be directed to each of the Shareholders at the address listed on the record of Shareholders of the Corporation, or if the Shareholders shall have filed with the Secretary a written request that notices be mailed to some other address, it shall be mailed to the address designated in such request. Nevertheless, notice of any meeting of the Shareholders shall not be required to be given to any of the Shareholders who shall waive notice thereof as hereinafter provided in Article IX of these Bylaws. Except when expressly required by law, notice of any adjourned meeting of the Shareholders need not be given nor shall publication of notice of any annual or special meeting thereof be required.

        Section 5.    Quorum.    Except as otherwise provided by applicable law or these Bylaws, at all meetings of the Shareholders, the presence of holders of record of a majority of the outstanding shares of stock of the Corporation having voting power, in person or represented by proxy and entitled to vote thereat, shall be necessary to constitute a quorum for the transaction of business. In the absence of a quorum at any such meeting or any adjournment or adjournments thereof, a majority in voting interest of those present in person or represented by proxy and entitled to vote thereat, or, in the absence of all the Shareholders, any officer entitled to preside at, or to act as secretary of, such meeting, may adjourn such meeting from time to time without further notice, other than by announcement at the meeting at which such adjournment shall be taken, until a quorum shall be present thereat. At any adjourned meeting at which a quorum shall be present any business may be transacted which might have been transacted at the meeting as originally called.

        Section 6.    Organization.    At each meeting of the Shareholders, the Chairman of the Board or, in the absence of the Chairman of the Board, the Chief Executive Officer or, in the absence of the Chairman of the Board and the Chief Executive Officer, the President or, in the absence of the Chairman of the Board, the Chief Executive Officer and President, a Vice Chairman of the Board or, if the Chairman of the Board, the President and all Vice Chairmen of the Board shall be absent therefrom, an Executive Vice President or, if the Chairman of the Board, the Chief Executive Officer, the President, all Vice Chairmen of the Board and all Executive Vice Presidents shall be absent therefrom, a Senior Vice President shall act as chairman. The Secretary or, if the Secretary shall be absent from such meeting or unable to act, the person whom the Chairman of such meeting shall appoint secretary of such meeting shall act as secretary of such meeting and keep the minutes thereof.

        Section 7.    Items of Business.

          (a)   The items of business at all meetings of the Shareholders shall be, insofar as applicable, as follows:

      •
      call to order;

      •
      proof of notice of meeting or of waiver thereof;

      •
      appointment of inspectors of election, if necessary;

      •
      establish that a quorum is present;

      •
      issuance of reports, as necessary;

      •
      election of directors;

      •
      other business specified in the notice of the meeting;

      •
      voting; and

      •
      adjournment.

          (b)   Any items of business not referred to in the foregoing may be taken up at the meeting as the chairman of the meeting shall determine.

          (c)   No other business shall be transacted at any annual meeting of Shareholders, except business as may be:

              (i)  specified in the notice of meeting (including Shareholder proposals included in the Corporation's proxy materials under Rule 14a-8 of Regulation 14A under the Securities Exchange Act of 1934, as amended);

             (ii)  otherwise brought before the meeting by or at the direction of the Board; and/or

            (iii)  a proper subject for the meeting which is timely submitted by a Shareholder of the Corporation entitled to vote at such meeting who complies fully with the notice requirements set forth below.

          (d)   For business to be properly submitted by a Shareholder before any annual meeting under subparagraph II.7(c)(iii), a Shareholder must give timely notice in writing of such business to the Secretary of the Corporation. To be considered timely, a Shareholder's notice must be received by the Secretary at the principal executive offices of the Corporation not less than 120 calendar days nor more than 150 calendar days before the calendar date of the mailing of the Corporation's proxy statement released to Shareholders in connection with the prior year's annual meeting. However, if no annual meeting was held in the previous year, or if the date of the applicable annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, a Shareholder's notice must be received by the Secretary not later than 60 days before the date the Corporation commences mailing of its proxy materials in connection with the applicable annual meeting.

          (e)   A Shareholder's notice to the Secretary to submit business to an annual meeting of Shareholders shall set forth:

              (i)  the name and address of the Shareholder;

             (ii)  the number of shares of stock held of record and beneficially by such Shareholder;

            (iii)  the name in which all such shares of stock are registered on the stock transfer books of the Corporation;

            (iv)  a representation that the Shareholder intends to appear at the meeting in person or by proxy to submit the business specified in such notice;

             (v)  a brief description of the business desired to be submitted to the annual meeting, including the complete text of any resolutions intended to be presented at the annual meeting, and the reasons for conducting such business at the annual meeting;

            (vi)  any personal or other material interest of the Shareholder in the business to be submitted; and

           (vii)  all other information relating to the proposed business which may be required to be disclosed under applicable law.

    In addition, a Shareholder seeking to submit such business at the meeting shall promptly provide any other information reasonably requested by the Corporation.

          (f)    The chairman of the meeting shall determine all matters relating to the efficient conduct of the meeting, including, but not limited to, the items of business, as well as the maintenance of order and decorum. The chairman shall, if the facts warrant, determine and declare that any putative business was not properly brought before the meeting in accordance with the procedures prescribed by this Section II.7, in which case such business shall not be transacted.

          (g)   Notwithstanding the foregoing provisions of this Section II.7, a Shareholder who seeks to have any proposal included in the Corporation's proxy materials shall comply with the requirements of Rule 14a-8 promulgated under Regulation 14A of the Securities Exchange Act of 1934, as amended.

        Section 8.    Voting.

          (a)   Except as otherwise provided by applicable law, in the Certificate of Incorporation, or in the Shareholders' Agreement, each holder of record of shares of stock of the Corporation having voting power shall be entitled at each meeting of the Shareholders to one vote for every share of such stock standing in the Shareholder's name on the record of Shareholders of the Corporation:

              (i)  on the date fixed pursuant to the provisions of Section VIII.5 of these Bylaws as the record date for the determination of the Shareholders who shall be entitled to vote at such meeting;

             (ii)  if such record date shall not have been so fixed, then at the close of business on the day next preceding the day on which notice of such meeting shall have been given; or

            (iii)  if such record date shall not have been so fixed and if no notice of such meeting shall have been given, then at the time of the call to order of such meeting.

          (b)   Any vote on stock of the Corporation at any meeting of the Shareholders may be given by the Shareholder of record entitled thereto in person or by proxy appointed by such Shareholder or by the Shareholder's attorney thereunto duly authorized and delivered or transmitted to the secretary of such meeting at or prior to the time designated in the order of business for turning in proxies. At all meetings of the Shareholders at which a quorum shall be present, all matters (except where otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws) shall be decided by the vote of a majority of the votes cast in favor of or against such matter by the Shareholders present in person or represented by proxy and entitled to vote thereon. Except as otherwise provided by applicable law or in the Certificate of Incorporation or these Bylaws, an abstention shall not constitute a vote cast.

          (c)   Unless required by law, or determined by the chairman of the meeting to be advisable, the vote on any matter need not be by ballot.

          (d)   On a vote by ballot, each ballot shall be signed by the Shareholder voting, or by the Shareholder's proxy as such, if there be such proxy.

        Section 9.    List of Shareholders.    A list, certified by the Secretary and/or an appropriate employee of the transfer agent or registrar of voting securities of the Corporation, of the Shareholders of the Corporation entitled to vote shall be produced at any meeting of the Shareholders upon the request of any Shareholder of the Corporation pursuant to the provisions of applicable law, the Certificate of Incorporation or these Bylaws.

        Section 10.    Inspectors of Election.    Prior to the holding of each annual or special meeting of the Shareholders, at least one inspector of election to serve thereat shall be appointed by the Board or, if the Board shall not have made such appointment, the Chairman of the Board. If there shall be a failure to appoint inspectors or, if, at any such meeting, any inspector so appointed shall be absent or shall fail to act or the office shall become vacant, the chairman of the meeting may or, at the request of a Shareholder present in person and entitled to vote at such meeting, shall appoint such inspector(s) of election, as the case may be, to act thereat. Each inspector(s) of election appointed to act at any meeting of the Shareholders shall, before entering upon the discharge of the inspector's duties, be sworn faithfully to execute the duties of inspector at such meeting, with strict impartiality and according to the best of the inspector's ability, and the oath so taken shall be subscribed by the inspector. Such inspector(s) of election shall take charge of the polls and shall, after the voting on any matter, make a certificate of the results of the vote taken. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be Shareholders.

        Section 11.    Action by Written Consent of Shareholders.    (a) Unless otherwise provided by the Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Shareholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered (by hand or by certified mail, return receipt requested) to the Corporation by delivery to its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of meetings of the Shareholders are maintained. All written consents shall be filed with the minutes of meeting of the Shareholders.

          (b)   Every written consent shall bear the date of a signature of each Shareholder who signs the consent. No written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered to the Corporation in the manner provided in this section, written consents signed by a sufficient number of Shareholders to take action are delivered to the Corporation at its principal place of business.

          (c)   Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those Shareholders who have not consented in writing.

          (d)   An electronic transmission (including electronic mail, facsimile, telegram or cablegram) consenting to an action to be taken and transmitted by a Shareholder or proxyholder shall be deemed written, signed and dated for purposes of this section, provided that such electronic transmission sets forth or is delivered with information from which the Corporation is able to determine: (a) that the electronic transmission was transmitted by the Shareholder or proxyholder or by person(s) authorized to act for the Shareholder or proxyholder, and (b) the date on which such Shareholder or proxyholder or authorized person(s) transmitted the electronic transmission. The date on which such electronic transmission is transmitted shall be deemed the date in which such consent was signed. No consent given by electronic transmission shall be deemed to have been delivered until such originally signed consent is delivered to the Secretary with the corporate records of the Corporation.

ARTICLE III—BOARD OF DIRECTORS

        Section 1.    General Powers.    The business and affairs of the Corporation shall be managed by the Board. The Board may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by law, the Certificate of Incorporation or these Bylaws, directed or required to be exercised or done by the Shareholders.

        Section 2.    Number; Qualifications; Election; Term of Office.    Subject to the terms of the Shareholders' Agreement, the Certificate of Incorporation and these Bylaws, the number of directors of the Corporation shall be as may be fixed by time to time by the Board, but, in no event, shall the number be fixed at less than three (3). The directors shall be elected at the annual meeting of the Shareholders. At each meeting of the Shareholders for the election of directors at which a quorum is present, the persons receiving a plurality of the votes at such election shall be elected. Each director shall hold office until the annual meeting of the Shareholders which shall be held next after the election of such director and until a successor shall have been duly elected and qualified, or until death, or until the director shall have resigned as hereinafter provided in Section III.10.

        Section 3.    Place of Meetings.    Meetings of the Board shall be held at such place, either within or outside State of New York, as may from time to time be fixed by the Board or specified or fixed in the notice of any such meeting.

        Section 4.    Annual Meeting.    The Board shall meet for the purpose of organization, the election of officers and the transaction of other business, on the same day the annual meeting of Shareholders is held. Notice of such meeting need not be given. Such meeting may be held at any other time or place which shall be specified in a notice thereof given as provided in Section III.7.

        Section 5.    Regular Meetings.    Regular meetings of the Board shall be held at times and dates fixed by the Board or at such other times and dates as the Chairman of the Board or the Chief Executive Officer shall determine and as shall be specified in the notice of such meetings. Notice of regular meetings of the Board need not be given except as otherwise required by law or these Bylaws.

        Section 6.    Special Meetings.    Special meetings of the Board may be called by the Chairman of the Board or the Chief Executive Officer.

        Section 7.    Notice of Meetings.    Notice of each special meeting of the Board (and of each regular meeting for which notice shall be required) shall be given by the Secretary as provided in this Section III.7, in which notice shall be stated the time, place and, if required by law or these Bylaws, the purposes of such meeting. Notice of each such meeting shall be mailed, postage prepaid, to each director, by first-class mail, at least four days before the day on which such meeting is to be held, or shall be sent by facsimile transmission or comparable medium, or be delivered personally, against receipt thereof, or by telephone, at least twenty-four hours before the time at which such meeting is to be held. Notice of any such meeting need not be given to any director who shall waive notice thereof as provided in Article IX. Any meeting of the Board shall be a legal meeting without notice thereof having been given, if all the directors of the Corporation then holding office shall be present thereat.

        Section 8.    Telephonic Meetings.    Members of the Board, or any Committee thereof, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to these Bylaws shall constitute presence in person at such meeting.

        Section 9.    Quorum and Manner of Acting.    A majority of the Board shall be present in person at any meeting of the Board in order to constitute a quorum for the transaction of business at such meeting. Except as otherwise expressly required by law or the Certificate of Incorporation and except also as specified in Sections IV.1, IV.5, IV.6, and V.3 and in Article XIII, the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board. In the absence of a quorum at any meeting of the Board, a majority of the directors present thereat may adjourn such meeting from time to time until a quorum shall be present thereat. Notice of any adjourned meeting need not be given. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called. The directors shall act only as a Board and the individual directors shall have no power as such.

        Section 10.    Organization.    At each meeting of the Board, the Chairman of the Board or, in the case of the Chairman of the Board's absence therefrom, the Chief Executive Officer or, in the case of the Chairman of the Board's and Chief Executive Officer's absence therefrom, the President or, in the case of the Chairman of the Board's, the Chief Executive Officer's and President's absence therefrom, a Vice Chairman or, in the case of the absence of all such persons, another director chosen by a majority of directors present shall act as chairman of the meeting and preside thereat. The Secretary or, if the Secretary shall be absent from such meeting, any person appointed by the chairman shall act as secretary of the meeting and keep the minutes thereof.

        Section 11.    Action by Written Consent of Directors.    Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or such committee, as the case may be, consent thereto in writing or by electronic transmission(s) (including electronic mail, facsimile, telegram or cablegram), and the writing or writings or electronic transmission(s) are filed with the minutes of meetings of the Board or such committee; such filings shall be in paper form.

        Section 12.    Resignations.    Any director of the Corporation may resign at any time by giving written notice of resignation to the Board, Chairman of the Board or Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

        Section 13.    Vacancies.    Except as otherwise provided in the Shareholders' Agreement or the Certificate of Incorporation, any newly created directorship or any vacancy occurring in the Board shall be filled by election at an annual meeting or at a special meeting of Shareholders entitled to vote called for that purpose; provided, however, that such directorship or vacancy may be filled by a plurality of the remaining members of the Board, although less than a quorum, and each director so elected shall hold office until the expiration of the term of office of the director whom he or she has replaced or until his or her successor is elected and qualified.

        Section 14.    Removal of Directors.    Except as otherwise provided by applicable law, the Shareholders' Agreement or the Certificate of Incorporation, at any meeting of the Shareholders called expressly for such purpose, any director may be removed, with or without cause, by a vote of the Shareholders holding a majority of the shares issued and outstanding and entitled to vote in an election of directors.

        Section 15.    Retirement of Directors.    The Board may prescribe a retirement policy for directors on or after reaching a certain age; provided, however, that such retirement shall not cut short the annual term for which any director shall have been elected by the Shareholders.

ARTICLE IV—EXECUTIVE AND OTHER COMMITTEES

        Section 1.    Executive Committee.    The Board may, by resolution adopted by a majority of the Board, designate not less than three (3) of the directors then in office to constitute an Executive Committee, each member of which unless otherwise determined by resolution adopted by a majority of the whole Board, shall continue to be a member of such Committee until the annual meeting of the Shareholders which shall be held next after designation as a member of such Committee or until the earlier termination as a director. The Chief Executive Officer shall always be designated as a member of the Executive Committee. The Board may by resolution appoint one member as the Chairman of the Executive Committee who shall preside at all meetings of such Committee. In the absence of said Chairman, the Chief Executive Officer shall preside at all such meetings. In the absence of both the Chairman of the Executive Committee and Chief Executive Officer, the Chairman of the Board shall preside at all such meetings. In the absence of the Chairman of the Executive Committee, Chief Executive Officer and the Chairman of the Board, the President shall preside at all such meetings. In the absence of all such persons, a majority of the members of the Executive Committee present shall choose a chairman to preside at such meetings. The Secretary or, if the Secretary shall be absent from such meeting, any person appointed by the chairman of the meeting, shall act as secretary of the meeting and keep the minutes thereof.

        Section 2.    Powers of the Executive Committee.    Subject to the Shareholders' Agreement and to the extent permitted by applicable law, the Executive Committee may exercise all the powers of the Board in the management of specified matters where such authority is delegated to it by the Board, and also, to the extent permitted by applicable law, the Executive Committee shall have, and may exercise, all the powers of the Board in the management of the business and affairs of the Corporation

(including the power to authorize the seal of the Corporation to be affixed to all papers which may require it; but excluding the power to appoint a member of the Executive Committee) in such manner as the Executive Committee shall deem to be in the best interests of the Corporation and not inconsistent with any prior specific action of the Board. An act of the Executive Committee taken within the scope of its authority shall be an act of the Board. The Executive Committee shall render in the form of minutes a report of its several acts at each regular meeting of the Board and at any other time when so directed by the Board.

        Section 3.    Meetings of the Executive Committee.    Regular meetings of the Executive Committee shall be held at such times, on such dates and at such places as shall be fixed by resolution adopted by a majority of the Executive Committee, of which regular meetings notice need not be given, or as shall be fixed by the Chairman of the Executive Committee or, in the absence of the Chairman of the Executive Committee, the Chief Executive Officer and specified in the notice of such meeting. Special meetings of the Executive Committee may be called by the Chairman of the Executive Committee or by the Chief Executive Officer. Notice of each such special meeting of the Executive Committee (and of each regular meeting for which notice shall be required), stating the time and place thereof shall be mailed, postage prepaid, to each member of the Executive Committee, by first-class mail, at least four days before the day on which such meeting is to be held, or shall be sent by facsimile transmission or comparable medium, or be delivered personally, against written receipt thereof, or by telephone, at least twenty-four hours before the time at which such meeting is to be held; but notice need not be given to a member of the Executive Committee who shall waive notice thereof as provided in Article IX, and any meeting of the Executive Committee shall be a legal meeting without any notice thereof having been given, if all the members of such Committee shall be present thereat.

        Section 4.    Quorum and Manner of Acting of the Executive Committee.    A majority of the members of the Executive Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Executive Committee present at a meeting at which a quorum shall be present shall be the act of the Executive Committee. Participating in a meeting by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other shall constitute presence at a meeting of the Executive Committee. The members of the Executive Committee shall act only as a committee and individual members shall have no power as such.

        Section 5.    Other Committees.

          (a)   Subject to the Shareholders' Agreement, the Board may, by resolution adopted by a majority of the Board, designate members of the Board to constitute other committees, which shall have, and may exercise, such powers as the Board may by resolution delegate to them and shall, in each case, consist of such number of directors as the Board may determine; provided, however, that each such committee shall have at least three directors as members thereof. Such a committee may either be constituted for a specified term or may be constituted as a standing committee which does not require annual or periodic reconstitution. A majority of all the members of any such committee may determine its action and its quorum requirements and may fix the time and place of its meetings, unless the Board shall otherwise provide. Participating in a meeting by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other shall constitute presence at a meeting of such other committees.

          (b)   The Board may, by resolution adopted by a majority of the Board, create a committee of indeterminate membership and duration and not subject to the limitations as to the membership, quorum and manner of meeting and acting prescribed in these Bylaws, which committee, in the event of a major disaster or catastrophe or national emergency which renders the Board incapable of action by reason of the death, physical incapacity or inability to meet of some or all of its members, shall have, and may exercise all the powers of the Board in the management of the business and affairs of the Corporation (including, without limitation, the power to authorize the seal of the Corporation to be affixed to all papers which may require it and the power to fill vacancies in the Board). An act of such committee taken within the scope of its authority shall be an act of the Board.

        Section 6.    Changes in Committees; Resignations; Removals; Vacancies.    Subject to the Shareholders' Agreement, the Board shall have power, by resolution adopted by a majority of the Board, at any time to change or remove the members of, to fill vacancies in, and to discharge any committee created pursuant to these Bylaws, either with or without cause. Any member of any such committee may resign at any time by giving written notice to the Board or the Chairman of the Board or the Secretary. Such resignation shall take effect upon receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective. Subject to the Shareholders' Agreement, any vacancy in any committee, whether arising from death, resignation, an increase in the number of committee members or any other cause, shall be filled by the Board in the manner prescribed in these Bylaws for the original appointment of the members of such committee.

ARTICLE V—OFFICERS

        Section 1.    Number and Qualifications.    The officers of the Corporation shall include the Chairman of the Board, and may include one or more Vice Chairmen of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, one or more Vice Presidents (one or more of whom may be designated as Executive Vice Presidents or as Senior Vice Presidents or by other designations), the Treasurer, the Secretary and the Controller. Officers shall be appointed from time to time by the Board, each to hold office until a successor shall have been duly elected and shall have qualified, or until death, or until resignation as hereinafter provided in Section V.2, or until removed as hereinafter provided in Section V.3.

        Section 2.    Resignations.    Any officer of the Corporation may resign at any time by giving written notice of resignation to the Board, Chairman of the Board, Chief Executive Officer or Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

        Section 3.    Removal.    Any officer of the Corporation may be removed, either with or without cause, at any time, by a resolution adopted by a majority of the Board at any meeting of the Board but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment shall not of itself create contract rights.

        Section 4.    Vacancies.    A vacancy in any office, whether arising from death, resignation, removal or any other cause, may be filled for the unexpired portion of the term of office which shall be vacant, in the manner prescribed in these Bylaws for the regular appointment to such office.

        Section 5.    Chairman of the Board.    The Chairman of the Board shall, if present, preside at each meeting of the Shareholders and Board and shall perform such other duties as may from time to time be assigned by the Board. The Chairman may sign certificates representing shares of the stock of the Corporation pursuant to the provisions of Section VII.1; sign, execute and deliver in the name of the Corporation all deeds, mortgages, bonds, contracts or other instruments authorized by the Board, except in cases where the signing, execution or delivery thereof shall be expressly delegated by the Board or these Bylaws to some other officer or agent of the Corporation or where they shall be required by law otherwise to be signed, executed and delivered; and affix the seal of the Corporation to any instrument which shall require it. The Chairman of the Board, when there is no Chief Executive Officer or in the absence or incapacity of the Chief Executive Officer, shall perform all the duties and functions and exercise all the powers of the Chief Executive Officer.

        Section 6.    Vice Chairman of the Board.    Each Vice Chairman of the Board shall assist the Chairman of the Board and have such other duties as may be assigned by the Board or the Chairman of the Board. The Vice Chairman may sign certificates representing shares of the stock of the Corporation pursuant to the provisions of Section VII.1; sign, execute and deliver in the name of the Corporation all deeds, mortgages, bonds, contracts or other instruments authorized by the Board, except in cases where the signing, execution or delivery thereof shall be expressly delegated by the Board or these Bylaws to some officer or agent of the Corporation or where they shall be required by law otherwise to be signed, executed and delivered; and affix the seal of the Corporation to any instrument which shall require it.

        Section 7.    Chief Executive Officer.    The Chief Executive Officer shall perform all such duties as from time to time may be assigned by the Board or the Chairman of the Board. The Chief Executive Officer shall have general and active supervision over the business and affairs of the Corporation and over its several officers, agents, and employees, subject, however, to the control of the Board. The Chief Executive Officer shall see that all orders and resolutions of the Board are carried into effect, be an ex officio member of all committees of the Board (except the Audit Committee, the Nominating and Corporate Governance Committee, and committees specifically empowered to fix or approve the Chief Executive Officer's compensation or to grant or administer bonus, option or other similar plans in which the Chief Executive Officer is eligible to participate). The Chief Executive Officer may sign, execute and deliver in the name of the Corporation all deeds mortgages, bonds, contracts or other instruments authorized by the Board, except in cases where the signing, execution or delivery thereof shall be expressly delegated by the Board or these Bylaws to some other officer or agent of the Corporation or where they shall be required by law otherwise to be signed, executed and delivered, and affix the seal of the Corporation to any instrument which shall require it; and, in general, perform all duties incident to the office of Chief Executive Officer. The Chief Executive Officer shall in the absence or incapacity of the Chairman of the Board, perform all the duties and functions and exercise all the powers of the Chairman of the Board.

        Section 8.    President.    Either the Chairman of the Board, the Chief Executive Officer or such other person, as the Board may designate, shall be the President of the Corporation, and, in general, shall perform all duties incident to the position of President and such other duties as may from time to time be assigned by the Chief Executive Officer.

        Section 9.    Designated Officers.    The Board may designate officers to serve as Chief Financial Officer, Chief Accounting Officer, Chief Operating Officer, and other such designated positions and to fulfill the responsibilities of such designated positions in addition to their duties as officers as set forth in this Article V.

        Section 10.    Executive Vice Presidents, Senior Vice Presidents and Vice Presidents.    Each Executive and Senior Vice President shall perform all such duties as from time to time may be assigned by the Board, the Chairman of the Board, the Chief Executive Officer, a Vice Chairman of the Board or the President. Each Vice President shall perform all such duties as from time to time may be assigned by the Board, the Chairman of the Board, the Chief Executive Officer, a Vice Chairman of the Board, the President or an Executive or a Senior Vice President. Any Vice President may sign certificates representing shares of stock of the Corporation pursuant to the provisions of Section VII.1.

        Section 11.    Treasurer.    The Treasurer shall:

          (a)   have charge and custody of, and be responsible for, all the funds and securities of the Corporation, and may invest the same in any securities, may open, maintain and close accounts for effecting any and all purchase, sale, investment and lending transactions in securities of any and all kinds for and on behalf of the Corporation or any employee pension or benefit plan fund or other fund established by the Corporation, as may be permitted by applicable law;

          (b)   keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation;

          (c)   deposit all moneys and other valuables to the credit of the Corporation in such depositaries as may be designated by the Board or the Executive Committee;

          (d)   receive, and give receipts for, moneys due and payable to the Corporation from any source whatsoever;

          (e)   disburse the funds of the Corporation and supervise the investment of its funds, taking proper vouchers therefor;

          (f)    render to the Board, whenever the Board may require, an account of all transactions as Treasurer; and

          (g)   in general, perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned by the Board or the Chairman of the Board, the Chief Executive Officer, or a Vice Chairman of the Board or the President or an Executive or Senior Vice President.

        Section 12.    Secretary.    The Secretary shall:

          (a)   keep or cause to be kept in one or more books provided for the purpose, the minutes of all meetings of the Board, the Executive Committee and other committees of the Board and the Shareholders;

          (b)   see that all notices are duly given in accordance with the provisions of these Bylaws and as required by law;

          (c)   be custodian of the records and the seal of the Corporation and affix and attest the seal to all stock certificates of the Corporation and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal;

          (d)   see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and

          (e)   in general, perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned by the Board, Chairman of the Board, the Chief Executive Officer, a Vice Chairman of the Board, the President or an Executive or Senior Vice President.

        Section 13.    Controller.    The Controller shall:

          (a)   have control of all the books of account of the Corporation;

          (b)   keep a true and accurate record of all property owned by it, of its debts and of its revenues and expenses;

          (c)   keep all accounting records of the Corporation (other than the accounts of receipts and disbursements and those relating to the deposits of money and other valuables of the Corporation, which shall be kept by the Treasurer);

          (d)   render to the Board, whenever the Board may require, an account of the financial condition of the Corporation; and

          (e)   in general, perform all the duties incident to the office of Controller and such other duties as from time to time may be assigned by the Board, the Chairman of the Board, the Chief Executive Officer, a Vice Chairman of the Board, the President or an Executive or Senior Vice President.

        Section 14.    Compensation.    The compensation of the officers of the Corporation shall be fixed from time to time by the Board; provided, however, that the Board may delegate to a committee the power to fix or approve the compensation of any officers. An officer of the Corporation shall not be prevented from receiving compensation by reason of being also a director of the Corporation; but any such officer who shall also be a director shall not have any vote in the determination of the amount of compensation paid to such officer.

ARTICLE VI—CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

        Section 1.    Execution of Contracts.    Except as otherwise required by law or these Bylaws, any contract or other instrument may be executed and delivered in the name and on behalf of the Corporation by any officer (including any assistant officer) of the Corporation. The Board or the Executive Committee may authorize any agent or employee to execute and deliver any contract or other instrument in the name and on behalf of the Corporation, and such authority may be general or confined to specific instances as the Board or such Committee, as the case may be, may by resolution determine.

        Section 2.    Loans.    Unless the Board shall otherwise determine, the Chairman of the Board, the Chief Executive Officer or the Chief Financial Officer, acting together with the Treasurer or the Secretary, may effect loans and advances at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes, bonds or other certificates or evidences of indebtedness of the Corporation, but in making such loans or advances no officer or officers shall mortgage, pledge, hypothecate or transfer any securities or other property of the Corporation, except when authorized by resolution adopted by the Board.

        Section 3.    Checks, Drafts, Etc.    All checks, drafts, bills of exchange or other orders for the payment of money out of the funds of the Corporation, and all notes or other evidences of indebtedness of the Corporation, shall be signed in the name and on behalf of the Corporation by such persons and in such manner as shall from time to time be authorized by the Board or the Executive Committee, which authorization may be general or confined to specific instances.

        Section 4.    Deposits.    All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositaries as the Board or the Executive Committee may from time to time designate or as may be designated by any officer or officers of the Corporation to whom such power of designation may from time to time be delegated by the Board or the Executive Committee. For the purpose of deposit and for the purpose of collection for the account of the Corporation, checks, drafts and other orders for the payment of money which are payable to the order of the Corporation may be endorsed, assigned and delivered by any officer, employee or agent of the Corporation.

        Section 5.    General and Special Bank Accounts.    The Board or the Executive Committee may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositaries as the Board or the Executive Committee may designate or as may be designated by any officer or officers of the Corporation to whom such power of designation may from time to time be delegated by the Board or the Executive Committee. The Board or the Executive Committee may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

ARTICLE VII—SHARES

        Section 1.    Stock Certificates.    The shares of the Corporation shall be represented by certificates, or shall be uncertificated shares. Each owner of stock of the Corporation shall be entitled to have a certificate, in such form as shall be approved by the Board, certifying the number of shares of stock of the Corporation owned. To the extent that shares are represented by certificates, such certificates of stock shall be signed in the name of the Corporation by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President and by the Secretary and sealed with the seal of the Corporation (which seal may be a facsimile, engraved or printed); provided, however, that where any such certificate is signed by a registrar, other than the Corporation or its employee, the signatures of the Chairman of the Board, a Vice Chairman of the Board, the President, the Secretary, and transfer agent or a transfer clerk, acting on behalf of the Corporation, upon such certificates may be facsimiles, engraved or printed. In case any officer, transfer agent or transfer clerk acting on behalf of the Corporation ceases to be such officer, transfer agent, or transfer clerk before such certificates shall be issued, they may nevertheless be issued by the Corporation with the same effect as if they were still such officer, transfer agent or transfer clerk at the date of their issue.

        Section 2.    Books of Account and Record of Shareholders.    There shall be kept at the office of the Corporation correct books of account of all its business and transactions, minutes of the proceedings of Shareholders, Board, and Executive Committee, and a book to be known as the record of Shareholders, containing the names and addresses of all persons who are Shareholders, the number of shares of stock held, and the date when the Shareholder became the owner of record thereof.

        Section 3.    Transfers of Stock.    Transfers of shares of stock of the Corporation shall be made on the record of Shareholders of the Corporation only upon authorization by the registered holder thereof, or by an attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, a transfer agent or transfer clerk, and on surrender of the certificate or certificates for such shares properly endorsed, provided such shares are represented by a certificate, or accompanied by a duly executed stock transfer power and the payment of all taxes thereon. The person in whose names shares of stock shall stand on the record of Shareholders of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation. Whenever any transfers of shares shall be made for collateral security and not absolutely and written notice thereof shall be given to the Secretary, such transfer agent or such transfer clerk, such fact shall be stated in the entry of the transfer.

        Section 4.    Regulations.    The Board may make such additional rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificated or uncertificated shares of stock of the Corporation. The Board may appoint, or authorize any officer or officers to appoint, one or more transfer agents or transfer clerks and one or more registrars and may require all certificates of stock to bear the signature or signatures of any of them.

        Section 5.    Fixing of Record Date.    The Board shall fix a time, not exceeding sixty nor less than ten days prior to the date then fixed for the holding of any meeting of the Shareholders or prior to the last day on which the consent or dissent of the Shareholders may be effectively expressed for any purpose without a meeting, as the time as of which the Shareholders entitled to notice of and to vote at such meeting or whose consent or dissent is required or may be expressed for any purpose, as the case may be, shall be determined, and all persons who were holders of record of voting stock at such time, and no others, shall be entitled to notice of and to vote at such meeting or to express their consent or dissent, as the case may be. The Board may fix a time not exceeding sixty days preceding the date fixed for the payment of any dividend or the making of any distribution or the allotment of rights to subscribe for securities of the Corporation, or for the delivery of evidences of rights or evidences of interests arising out of any change, conversion or exchange of capital stock or other securities, as the record date for the determination of the Shareholders entitled to receive any such dividend, distribution, allotment, rights or interests, and in such case only the Shareholders of record at the time so fixed shall be entitled to receive such dividend, distribution, allotment, rights or interests.

        Section 6.    Lost, Destroyed or Mutilated Certificates.    The holder of any certificate representing shares of stock of the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of such certificate, and the Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it which the owner thereof shall allege to have been lost or destroyed or which shall have been mutilated, and the Corporation may, in its discretion, require such owner or the owner's legal representatives to give to the Corporation a bond in such sum, limited or unlimited, in such form and with such surety or sureties as the Board, in its absolute discretion, shall determine to indemnify the Corporation against any claim that may be made against it on account of the alleged loss or destruction of any such certificate, or the issuance of such new certificate. Anything to the contrary notwithstanding, the Corporation, in its absolute discretion, may refuse to issue any such new certificate, except pursuant to legal proceedings under the laws of the State of New York.

        Section 7.    Inspection of Records.    The record of Shareholders and minutes of the proceedings of Shareholders shall be available for inspection, within the limits and subject to the conditions and restrictions prescribed by applicable law.

        Section 8.    Auditors.    The Board, or a committee of the Board duly authorized, shall employ an independent public or certified public accountant or firm of such accountants who shall act as auditors in making examinations of the consolidated financial statements of the Corporation and its subsidiaries in accordance with generally accepted auditing standards. The auditors shall certify that the annual financial statements are prepared in accordance with generally accepted accounting principles, and shall report on such financial statements to the Shareholders and directors of the Corporation. The Board's, or such committee's, selection of auditors may be presented for ratification by the Shareholders at the annual meeting. Directors and officers, when acting in good faith, may rely upon financial statements of the Corporation represented to them to be correct by the officer of the Corporation having charge of its books of account, or stated in a written report by the auditors fairly to reflect the financial condition of the Corporation.

ARTICLE VIII—OFFICES

        Section 1.    Principal Office.    The principal office of the Corporation shall be in the Town of Valley Cottage, County of Rockland and State of New York or in such other place as the Board shall from time to time determine.

        Section 2.    Other Offices.    The Corporation also may have an office or offices other than said principal office at such place(s) as the Board shall from time to time determine or the business of the Corporation may require.

ARTICLE IX—WAIVER OF NOTICE

        Section 1.    Waiver of Notice.    Whenever under the provisions of any law of the State of New York, the Certificate of Incorporation, these Bylaws or any resolution of the Board or any committee thereof, the Corporation, the Board or any committee thereof is authorized to take any action after notice to the Shareholders, directors or members of any such committee, or after the lapse of a prescribed period of time, such action may be taken without notice and without the lapse of any period of time, if, at any time before or after such action shall be completed, such notice or lapse of time shall be waived by the person or persons entitled to said notice or entitled to participate in the action to be taken, or, in the case of a Shareholder, by an attorney thereunto authorized. Attendance at a meeting requiring notice by any person or, in the case of a Shareholder, by the Shareholder's attorney, agent or proxy, shall constitute a waiver of such notice on the part of the person so attending, or by such Shareholder, as the case may be.

ARTICLE X—FISCAL YEAR

        Section 1.    Fiscal Year.    The fiscal year of the Corporation shall end on the thirty-first day of March of each calendar year.

ARTICLE XI—SEAL

        Section 1.    Form of Corporate Seal.    The corporate seal of the Corporation shall consist of one or more concentric circles with the name of the Corporation and its state and year of incorporation appearing within the innermost circle.

ARTICLE XII—INDEMNIFICATION

        Section 1.    Indemnification.    The Corporation shall, to the fullest extent permitted by applicable law as in effect at any time, indemnify any person made, or threatened to be made, a party to an action or proceeding whether civil or criminal (including an action or proceeding by or in the right of the Corporation or any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, for which any director or officer of the Corporation served in any capacity at the request of the Corporation), by reason of the fact that such person or such person's testator or intestate was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein. Such indemnification shall be a contract right and shall include the right to be paid advances of any expenses incurred by such person in connection with such action, suit or proceeding, consistent with the provisions of applicable law in effect at any time. Indemnification shall be deemed to be "permitted" within the meaning of the first sentence hereof if it is not expressly prohibited by applicable law as in effect at the time.

ARTICLE XIII—AMENDMENTS

        Section 1.    Manner of Amending Bylaws.    Except as otherwise provided in the Certificate of Incorporation, these Bylaws may be amended or repealed or new Bylaws may be adopted by the Shareholders at any annual or special meeting, if the notice thereof mentions that amendment or repeal or the adoption of new Bylaws is one of the purposes of such meeting. Except as otherwise provided in the Certificate of Incorporation, these Bylaws, subject to the laws of the State of New York, may also be amended or repealed or new Bylaws may be adopted by the affirmative vote of a majority of the Board given at any meeting, if the notice thereof mentions that amendment or repeal or the adoption of new Bylaws is one of the purposes of such meeting.

Appendix D

MTM TECHNOLOGIES, INC.

SHAREHOLDERS' AGREEMENT

        This SHAREHOLDERS' AGREEMENT (this "Agreement"), dated as of                        , 2004, and effective at the time described in Section 3.8, is among (a) MTM TECHNOLOGIES, INC., a New York corporation (the "Company"), (b) the shareholders of the Company listed on signature pages hereto under the heading "Principal Shareholders" (each a "Principal Shareholder" and, collectively, the "Principal Shareholders"), (c) PEQUOT PRIVATE EQUITY FUND III, L.P. and PEQUOT OFFSHORE PRIVATE EQUITY PARTNERS III, L.P. (each a "Pequot Shareholder" and, collectively, the "Pequot Shareholders") and (d) each other Person who becomes a party to this Agreement, subject to the conditions set forth herein, by executing an Instrument of Accession ("Instrument of Accession") in the form of Schedule I hereto.

        WHEREAS, pursuant to a Purchase Agreement, dated as of even date herewith (as the same may be amended or supplemented, the "Purchase Agreement"), among the Company and the Pequot Shareholders, providing for the issuance and sale by the Company to the Pequot Shareholders of shares of Series A-1 convertible preferred stock, $0.001 par value per share, of the Company (the "Series A-1 Preferred Stock"), and the issuance and possible sale by the Company to the Pequot Shareholders of shares of Series A-2 convertible preferred stock, $0.001 par value per share, of the Company (the "Series A-2 Preferred Stock") and shares of Series A-3 convertible preferred stock, $0.001 par value per share, of the Company (the "Series A-3 Preferred Stock", and together with the Series A-1 Preferred Stock and Series A-2 Preferred Stock, the "Series A Preferred Stock"), pursuant to the Purchase Agreement; and

        WHEREAS, the Principal Shareholders, in consideration of a cash payment of $150,000 paid to each such Principal Shareholder by the Company, the Pequot Shareholders and the Company desire to promote their mutual interests by imposing certain restrictions and obligations on the Company and the Shareholders (as defined herein) from and after the date hereof.

        NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

        §1.    DEFINITIONS.    For all purposes of this Agreement, including the preamble, except as otherwise defined herein, the following terms shall have the meanings set forth below:

          Board of Directors.    Board of Directors shall mean the board of directors of the Company.

          Certificate of Incorporation.    Certificate of Incorporation shall mean the Certificate of Incorporation of the Company as amended and restated by the Restated Certificate of Incorporation of the Company in substantially the form attached as an exhibit to the Purchase Agreement.

          Common Stock.    Common Stock shall mean (a) the Company's Common Stock, $.001 par value per share (the "Common Stock") and (b) any shares of any other class of capital stock of the Company hereafter issued which are (i) not preferred as to dividends or assets over any class of stock of the Company or (ii) issued to the holders of shares of Common Stock upon any reclassification thereof.

          Employment Agreements.    Employment Agreements shall mean each of those certain employment agreements entered into by the Company and (x) Steven Rothman and (y) Howard Pavony, dated on or about the date hereof.

          Instrument of Accession.    Instrument of Accession shall have the meaning ascribed to it in the preamble to this Agreement.

          Offered Securities.    Offered Securities means the Securities that are the subject of a proposed Transfer.

          Other Securities.    Other Securities shall mean (a) all of the shares of the Company's capital stock owned by any of the Principal Shareholders other than the Pequot Securities, (b) all shares of the Company's capital stock issued or issuable upon conversion of such shares and (c) all shares of the Company's capital stock issued with respect to such shares by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock. Other Securities will continue to be Other Securities in the hands of any holder and each transferee thereof will succeed to the rights and obligations of a holder of Other Securities hereunder; provided that shares of Other Securities will cease to be Other Securities following a transfer (i) to the Company, (ii) to any Pequot Shareholders or (iii) pursuant to a Public Sale.

          Pequot Majority in Interest.    Pequot Majority in Interest shall mean the Pequot Shareholders holding at least a majority of the shares of Common Stock issued or issuable, directly or indirectly, upon the conversion or exercise of the Pequot Securities.

          Pequot Securities.    Pequot Securities shall mean (a) the Pequot Shares, (b) the Pequot Warrants, (c) all other interests in the Company owned from time to time by any Pequot Shareholder, (d) all shares of the Company's capital stock issued or issuable upon conversion or exercise of any security described in (a), (b), (c) or (d) and (e) all shares of the Company's capital stock issued with respect to any such securities by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock. Pequot Securities will continue to be Pequot Securities in the hands of any holder (including, without limitation) a Principal Shareholder and each transferee thereof will succeed to the rights and obligations of a holder of Pequot Securities hereunder; provided that shares of Pequot Securities will cease to be Pequot Securities following a transfer (i) to the Company or (ii) pursuant to a Public Sale.

          Pequot Shares.    Pequot Shares shall mean all shares of Series A Preferred Stock issued to the Pequot Shareholders and all shares of Common Stock issued or issuable on conversion of the Series A Preferred Stock owned by such Pequot Shareholders.

          Pequot Shareholders.    Pequot Shareholders shall mean (i) Pequot Private Equity Fund III, L.P., (ii) Pequot Offshore Private Equity Partners III, L.P. and (iii) any other Person to whom the rights to acquire any Series A Preferred Stock have been assigned by either, or both, of Pequot Private Equity Fund III, L.P. or Pequot Offshore Private Equity Partners III, L.P., in each case, for so long as such Persons hold Pequot Securities and any other Person to whom Pequot Securities are transferred for so long as such Person holds any Pequot Securities; provided, however, that any such transferee shall be a Pequot Shareholder only in connection with the Pequot Securities held by such Person.

          Pequot Warrants.    Pequot Warrants shall mean the warrants of the Company for the purchase of shares of Common Stock issued to the Pequot Shareholders pursuant to the Purchase Agreement and any warrants issued upon transfer, exchange or replacement thereof.

          Person.    Person shall mean an individual, partnership, corporation, limited liability company, association, trust, joint venture, unincorporated organization, or any government, governmental department or agency or political subdivision thereof.

          Principal Shareholder Majority in Interest.    Principal Shareholder Majority in Interest shall mean, subject to Section 2 and Section 3 of this Agreement, those Principal Shareholders who are then subject to the rights and obligations set forth in Section 2 and Section 3 of this Agreement applicable to such Principal Shareholders and who hold at least a majority of the shares of Common Stock held by all such Principal Shareholders.

          Public Offering.    Public Offering shall mean a public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of shares of Common Stock.

          Public Sale.    Public Sale shall mean any sale of Common Stock to the public pursuant to a Public Offering or to the public through a broker or market-maker pursuant to the provisions of Rule 144 (or any successor rule) adopted under the Securities Act.

          Purchase Agreement.    Purchase Agreement shall mean the Purchase Agreement, dated January 29, 2004, among the Company and the Pequot Shareholders.

          Securities.    Securities shall mean the Pequot Securities and the Other Securities.

          Securities Act.    Securities Act shall mean the Securities Act of 1933, as amended.

          Series A-1 Closing.    Series A-1 Closing shall mean the closing of the purchase and sale of Series A-1 Preferred Stock as contemplated by the Purchase Agreement.

          Shareholder(s).    Shareholder shall mean each party hereto other than the Company and Shareholders shall mean, collectively, the parties hereto other than the Company.

          Transfer or Transferred.    Transfer or Transferred shall mean and include any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by request, devise or descent, or other transfer or disposition of any kind, including, but not limited to, transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, of any of the Securities.

        §2.    TRANSFERS OF SECURITIES.

          2.1.    General.    (a) No Transfer of any Securities made in violation of this Agreement shall be effective, and no such Transfer shall be recorded on the stock record books of the Company. All such Transfers shall be conducted in accordance with all applicable federal and state securities laws.

            (b)   Any Transfer by a Shareholder of Securities to a Person who is not a party to this Agreement shall be made only pursuant to the terms of this Agreement and on the condition that such Person shall become a party to this Agreement, agreeing in writing to be bound by all of its terms.

            (c)   Any Shareholder making a Transfer shall promptly notify the Company, and the Company shall promptly notify the other Shareholders, if any, of the name of each transferee and the date of such Transfer.

          2.2.    Restrictions on Transfer—All Shareholders.    Each Shareholder agrees that such Shareholder shall not Transfer any Securities owned by such Shareholder prior to the first anniversary of the Series A-1 Closing.

          2.3.    Restrictions on Transfer—Principal Shareholders.    In addition to the restrictions set forth in Section 2.2, each Principal Shareholder agrees that during the term of his employment by the Company such Principal Shareholder shall not Transfer Securities owned by such Principal Shareholder as follows:

            (a)   from and after the first anniversary of the Series A-1 Closing to but not including the second anniversary of the Series A-1 Closing, each Principal Shareholder shall not Transfer more than 25%, in the aggregate, of the Securities owned by such Principal Shareholder;

            (b)   in addition to any Securities that such Principal Shareholder was permitted to Transfer pursuant to Section 2.3(a) that such Principal Shareholder did not Transfer prior to the second anniversary of the Series A-1 Closing, from and after the second anniversary of the Series A-1 Closing to but not including the third anniversary of the Series A-1 Closing, each Principal Shareholder shall not Transfer more than 35%, in the aggregate, of the Securities owned by such Principal Shareholder; and

            (c)   subject to the Section 2.4 and Section 2.5, on or after the third anniversary of the Series A-1 Closing, the Principal Shareholders may Transfer Securities owned by such Principal Shareholder without regard to the restrictions set forth in this Section 2.3.

          2.4.    Right of First Refusal.

            (a)   During the term of each Principal Shareholder's employment by the Company and for a period of two years following the termination of such Principal Shareholder's employment with the Company, for any reason or without reason, each Principal Shareholder (the "Transferring Shareholder") shall give the Company and the Pequot Shareholders notice of the terms of any proposed bona fide sale of Offered Securities, including (i) the number of shares that are proposed to be Transferred, (ii) the anticipated date of the proposed Transfer, (iii) the name and address of each Person to whom the Transfer is proposed to be made and (iv) the material terms of the proposed Transfer, including the cash and/or other consideration to be received in respect of such Transfer, at least twenty (20) days prior to any proposed Transfer (a "Transfer Notice"); provided, however, that in connection in connection with a Transfer pursuant to a Public Sale, the Transferring Shareholder shall deliver the Transfer Notice to the Company and each Pequot Shareholder at least three (3) business days, or any other time period as may be mutually agreed upon by the parties hereto, prior to any such proposed Transfer. Any such Transfer Notice shall be deemed an irrevocable bona fide third party offer to sell such shares to the Pequot Shareholders on such terms as set forth in such Transfer Notice and shall be deemed a representation by the Transferring Shareholder that the Transfer is a bone fide transaction.

            (b)   The Pequot Shareholders shall have a period of (i) in connection with a Transfer pursuant to a Public Sale, five (5) business days and (ii) in connection with any other Transfer, ten (10) business days, from the receipt of the Transfer Notice from the Transferring Shareholder within which to elect to purchase their respective pro rata shares of the Offered Securities at the same price and subject to the same material terms and conditions as described in the Transfer Notice. Each Pequot Shareholder may exercise such purchase option, and thereby purchase all or any portion of its pro rata share of the Offered Securities, by notifying the Transferring Shareholder in writing, before the expiration of such five (5) or ten (10) business day period, as the case may be, as to the number of such shares that it wishes to purchase. For the purpose of the preceding sentence, each Pequot Shareholder's pro rata share shall be a fraction of the Offered Securities, the numerator of which shall be the number of shares of Common Stock (including shares of Common Stock issuable upon conversion of Series A Preferred Stock) owned by such Pequot Shareholder on the date of the Transfer Notice and the denominator of which shall be the total number of shares of Common Stock (including shares of Common Stock issuable upon conversion of Series A Preferred Stock) held by all Pequot Shareholders on the date of the Transfer Notice. Each Pequot

    Shareholder shall have a right of reallotment such that, if any other Pequot Shareholder fails to exercise the right to purchase its full pro rata share of the Offered Securities, the other participating Pequot Shareholders may exercise an additional right to purchase, on a pro rata basis, the Offered Securities not previously purchased. If a Pequot Shareholder gives the Transferring Shareholder notice that it desires to purchase its pro rata share of the Offered Securities and, as the case may be, its allotment, then payment for the Offered Securities shall be in cash, by check or wire transfer or in such other consideration as set forth in the Transfer Notice, against delivery of the Offered Securities to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor.

            (c)   If all the Offered Securities are not so purchased, and subject to the right of co-sale set forth in Section 2.5 herein below, the Transferring Shareholder shall be free for a period of sixty (60) days after expiration of the time periods referred to above to consummate the proposed transaction upon terms not less favorable to the Transferring Shareholder than those set forth in the Transfer Notice with respect to any Offered Securities not sold to any Pequot Shareholder pursuant to this Section 2.4. Promptly upon the consummation of any such transaction, the Transferring Shareholder shall confirm in writing to the Company and the Pequot Shareholders the terms of the transaction as so consummated, including the number of shares involved, the consideration received, and the name of the party to whom the Transfer was made. After the expiration of said sixty (60) day sale period, subject to the time period set forth in Section 2.4(a), if such Transferring Shareholder again wishes to Transfer any shares of Securities, such Transferring Shareholder shall again offer the shares in accordance with the provisions of this Section 2.4.

            (d)   Should the purchase price specified in the Transfer Notice be payable in property other than cash or evidences of indebtedness, the Pequot Shareholders shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Transferring Shareholder and the Pequot Shareholders cannot agree on such cash value within five (5) or ten (10) business days, as the case may be, after the receipt of the Transfer Notice, the valuation shall be made by an appraiser of recognized standing selected by the Pequot Shareholders and the Transferring Shareholder. The cost of such appraisal shall be shared equally by the Pequot Shareholders and the Transferring Shareholder (with the half of the cost borne by the Pequot Shareholders borne pro rata by each based on the number of shares each such Pequot Shareholder was interested in purchasing pursuant to this Section).

          2.5.    Co-Sale Rights.    Except in connection with a Transfer pursuant to a Public Sale, during the term of each Principal Shareholder's employment by the Company and for a period of two years following the termination of such Principal Shareholder's employment with the Company, for any reason or without reason, at least ten (10) days prior to any proposed Transfer by a Principal Shareholder, such Principal Shareholder shall give a Transfer Notice to the Pequot Shareholders (which Transfer Notice may be the same Transfer Notice as that described in Section 2.4 above). Upon receipt of a Transfer Notice, if the Pequot Shareholders have not exercised to the full extent their rights of first refusal pursuant to Section 2.4 hereof, such Pequot Shareholders may elect to participate in the proposed Transfer by delivering written notice to the Transferring Shareholder within ten (10) business days of the date of receipt of such Transfer Notice. The Pequot Shareholders shall have the right to sell to the proposed transferee(s), as a condition to such Transfer by the Transferring Shareholder(s), at the same price per share of Securities and on the same terms and conditions as are specified in the Transfer Notice, the lesser of (x) two shares (on an as converted basis including shares of Common Stock issuable upon conversion of Series A Preferred Stock) for every one share owned by the Principal Shareholders or (y) that number of Securities equal to the Offered Securities (on an as converted basis including shares of Common Stock issuable upon conversion of Series A Preferred Stock) owned by the Pequot Shareholders, multiplied by a fraction, the numerator of which is the Pequot Securities and the denominator of which is the number of Securities (on an as converted basis including shares of Common Stock issuable upon conversion of Series A Preferred Stock). The Transferring Shareholder will be entitled to sell in the proposed Transfer the balance of the Offered Securities proposed to be so sold. If the Pequot Shareholders elect to participate in such Transfer, the Transferring Shareholder shall use his, her or its best efforts to obtain the agreement of the prospective transferee(s) to the participation of the Pequot Shareholders in any proposed Transfer and shall not Transfer any shares of the capital stock of the Company to such prospective transferee(s) unless such prospective transferee(s) allow(s) the participation of the Pequot Shareholders on the terms specified in the Transfer Notice. Subject to the foregoing, the Transferring Shareholder(s) may, within sixty (60) days after the expiration of the ten (10) business day period referred to above, Transfer the Offered Securities (reduced by the number of shares of Securities with respect to which the Pequot Shareholders have elected to participate, if any) to the transferee(s) identified in the Transfer Notice at a price and on the terms no more favorable to the Transferring Shareholder(s) than specified in the Transfer Notice; provided, that, prior to any Transfer such transferee(s) shall first execute and deliver to the Company a written agreement to be bound by all of the provisions of this Agreement applicable to the transferor(s). However, if such Transfer is not consummated within such sixty (60) day period, the Transferring Shareholder(s) shall not Transfer any shares of the Offered Securities as have not been purchased within such period without again complying with all of the provisions of Sections 2.4 and 2.5 hereof. Any attempt by a Transferring Shareholder to Transfer shares of Securities in violation of Section 2.4 or 2.5 hereof shall be void and the Company agrees that it will not effect such a Transfer nor will it treat any alleged transferee as the holder of such shares of Securities without the consent of the Pequot Shareholders.

          2.6.    Termination of Right of First Refusal and Co-Sale Rights.    Notwithstanding anything contained in this Section 2 to the contrary, the rights granted to the Pequot Shareholders pursuant to Section 2.4 and 2.5 shall terminate on the earlier of (x) the date that the Pequot Shareholders own less than 10% of the Pequot Shares and (y) the date that the Principal Shareholders own less than 10% of the number of shares of Common Stock owned by such Principal Shareholders on the date hereof.

        §3.    BOARD OF DIRECTORS.

          3.1.    Boards of Directors; Voting Agreements.    (a) From and after the date hereof to, but not including, the fifth anniversary of the date hereof, and subject to paragraphs (b),(c) and (d) below, in any and all elections of directors of the Company (whether at a meeting or by written consent in lieu of a meeting), each Shareholder shall vote, or cause to be voted, or cause such Shareholder's designees as directors to vote, all Securities owned by such Shareholder or over which such Shareholder has voting control so as to nominate and elect such directors of the Company as follows:

                (i)  The Chief Executive Officer of the Company;

               (ii)  Three directors designated by Pequot Private Equity Fund III, L.P. (the "Pequot Designees"), for so long as the Pequot Shareholders own at least 75% of the Pequot Shares, who shall initially be Gerald A. Poch, Amish Jani and Richard Heitzmann; provided, however, that if the Pequot Shareholders own less than 75% of the Pequot Shares but at least 33 1/3% of the Pequot Shares, then the Pequot Shareholders will only be entitled to designate two directors; and provided, further, however, that if the Pequot Shareholders own less than 33 1/3% of the Pequot Shares, then the Pequot Shareholders will only be entitled to designate one director; and, in each case, each director designated by the Pequot Designees shall be entitled to serve as director for the remainder of such director's elected term;

              (iii)  Three "independent directors" (as such term is used in the applicable regulations promulgated by Nasdaq or any other national stock exchange on which the Company's Common Stock is listed on the date of the Series A-1 Closing) who shall be selected initially by the Board of Directors immediately prior to the Series A-1 Closing, and, thereafter by the Company's nominating and corporate governance committee, as established pursuant to Section 3.2; provided, that, in any event, such independent directors shall not be selected by the Pequot Shareholders, their Affiliates or any other holder of the Pequot Shares;

              (iv)  Two "independent directors" (as such term is used in clause (iii) above) selected by the Chief Executive Officer of the Company and reasonably acceptable to the Pequot Shareholders and initially, reasonably acceptable to the members of the Board of Directors who were such directors immediately prior to the Series A-1 Closing and, thereafter, to the Company's nominating and corporate governance committee;

               (v)  Subject to Section 3.1(b), Steven Rothman and Howard Pavony.

            (b)   Notwithstanding anything contained in Section 3.1(a) to the contrary, the Pequot Shareholders shall only be obligated under Section 3.1(a)(v) with respect to Mr. Rothman and Mr. Pavony for so long as such individual (x) has not been terminated by the Company pursuant to Section 4(a) or (y) has not terminated his employment with the Company other than pursuant to Section 4(b), in each case of the Employment Agreements and as follows:

                (i)  From and after the date hereof to, but not including, the second anniversary of the Series A-1 Closing; and

               (ii)  From and after the second anniversary of the Series A-1 Closing to, but not including, the third anniversary of the Series A-1 Closing, to vote their Securities to elect to the Board of Directors either Mr. Pavony or Mr. Rothman as shall be determined by a majority vote of the Board of Directors (with Mr. Pavony and Mr. Rothman not being entitled to such vote), and the other shall be entitled to attend each meeting of the Board of Directors as a non-voting observer, whether such meeting is conducted in person or by teleconference and shall receive all communications provided to the Board of Directors, at the same time and in the same manner that such communications are provided to such members of the Board of Directors.

            (c)   Notwithstanding anything contained in Section 3.1(a) to the contrary, the Principal Shareholders shall not be obligated pursuant to Section 3.1(a)(ii) if (x)(i) the Pequot Shareholders own less than 10% of the Pequot Shares and (ii) any other shareholders that are introduced to the Company by the Pequot Shareholders own less than 10% of the shares acquired by such shareholders from the Company in a transaction not including a public offering or (y) the Principal Shareholders own less than 10% of the number of shares of Common Stock owned by such Principal Shareholders on the date hereof.

            (d)   If any vacancy shall occur in the Board of Directors as a result of death, disability, resignation or any other termination of a director, the replacement for such vacating director shall be designated by the Person or Persons who, pursuant to Section 3.1(a), originally designated such vacating director. Each Person entitled to designate a director or a replacement for a director pursuant to Section 3.1(a) shall also be entitled to designate the removal of such director with or without cause.

            (e)   The Pequot Shareholders hereby agree that (i) one of the five directors designated pursuant to Sections 3.1(a)(iii) and (iv) above shall be the "financial expert" required on the audit committee of the Company by the Sarbanes-Oxley Act of 2002, as amended and (ii) the greatest extent permitted by applicable law and the rules and regulations of the Nasdaq, the directors designated by the Pequot Shareholders pursuant to Section 3.1(a)(ii) shall qualify as "independent directors" (as such term is used in Section 3.1(a)(iii).

            (f)    To the greatest extent permitted by applicable law and the rules and regulations of the Nasdaq, at least one of the directors designated by the Pequot Shareholders pursuant to Section 3.1(a)(ii) above shall be a member of any committee formed by the Board of Directors including, without limitation, the compensation committee, audit committee, the nominating and the corporate governance committee.

          3.2.    PROXY.    EACH SHAREHOLDER HEREBY GRANTS TO THE COMPANY AN IRREVOCABLE PROXY, COUPLED WITH AN INTEREST, TO VOTE ALL OF THE VOTING SECURITIES OWNED BY SUCH SHAREHOLDER OR OVER WHICH SUCH SHAREHOLDER HAS VOTING CONTROL TO THE EXTENT NECESSARY TO CARRY OUT THE PROVISIONS OF THIS SECTION 3, BUT ONLY IN THE EVENT OF AND TO THE EXTENT NECESSARY TO REMEDY ANY BREACH BY SUCH SHAREHOLDER OF HIS, HER OR ITS OBLIGATIONS UNDER THE VOTING AGREEMENT CONTAINED HEREIN.

          3.3.    Action by Shareholders; Voting Agreement.    Each Shareholder further agrees that such Shareholder will not vote any Securities owned by such Shareholder or over which such Shareholder has voting control, or take any action by written consent, or take any other action as a shareholder of the Company, to circumvent the voting arrangements required by this Section 3. Each Shareholder hereby agrees to vote or cause to be voted or cause such Shareholder's designees as directors to vote all Securities owned by such Shareholder or over which such Shareholder has voting control so as to comply with this Section 3. The provisions set forth herein constitute a voting agreement under Section 620 of the New York Business Corporation Law, as amended, and, in connection therewith, the Shareholders expressly consent to the enforcement of this Section 3 by specific performance.

        §4.    MISCELLANEOUS.

          4.1.    Severability.    Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction to the greatest extent possible to carry out the intentions of the parties hereto.

          4.2.    Entire Agreement; No Third Party Beneficiaries.    Each party hereby acknowledges that no other party or any other person or entity has made any promises, warranties, understandings or representations whatsoever, express or implied, not contained in this Agreement and acknowledges that it has not executed this Agreement in reliance upon any such promises, representations, understandings or warranties not contained herein and that this Agreement supersedes all prior agreements and understandings between the parties with respect hereto. There are no promises, covenants or undertakings other than those expressly set forth or provided for in this Agreement. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

          4.3.    Successors and Assigns.    This Agreement will bind and inure to the benefit of and be enforceable by the Company and the Shareholders and their respective heirs, successors and assigns.

          4.4.    Counterparts; Facsimile Signatures.    This Agreement may be executed in separate counterparts each of which will be an original and all of which taken together will constitute one and the same agreement. Any signature page delivered by a fax machine shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto.

          4.5.    Remedies.    The Shareholders will be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any Shareholder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violation of the provisions of this Agreement. In the event of any dispute involving the terms of this Agreement, the prevailing party shall be entitled to collect reasonable fees and expenses incurred by the prevailing party in connection with such dispute from the other parties to such dispute.

          4.6.    Notices.    All notices and other communications required or permitted hereunder shall be in writing. Notices shall be delivered personally, against written receipt therefor, via recognized overnight courier (such as Federal Express, DHL or Airborne Express) or via certified or registered mail. Notices may be delivered via facsimile or e-mail, provided that by no later than two days thereafter such notice is confirmed in writing and sent via one of the methods described in the previous sentence. Notices to a Pequot Shareholder shall be sent as provided in connection with notices to the Purchasers in the Purchase Agreement. Notices to the Company shall be sent as provided in the Purchase Agreement. Notices to a Principal Shareholder shall be sent to such address as set forth on the books and records of the Company, or at such other address or facsimile number as such Principal Shareholder shall have furnished in writing to the other parties hereto. All notices shall be effective upon receipt.

          4.7.    Amendment and Waiver.    No modification, amendment or waiver of any provision of this Agreement will be effective against the Company or the Shareholders unless such modification, amendment or waiver is approved in writing by the Company, a Pequot Majority in Interest and a Principal Shareholder Majority in Interest. Any modification, amendment or waiver signed by the Company, a Pequot Majority and a Principal Shareholder Majority in Interest shall bind all of the parties hereto. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such nonbreaching or nondefaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.

          4.8.    Termination.    Notwithstanding any other provision of this Agreement, this Agreement may be terminated in a writing approved by the Company and a Pequot Majority in Interest. This Agreement will terminate automatically upon the earliest to occur of (a) the completion of any voluntary or involuntary liquidation or dissolution of the Company, (b) the sale of all or substantially all of the Company's assets or of a majority of the outstanding equity of the Company (determined on a fully diluted basis) to any Person that is not a party to this Agreement (whether pursuant to a merger, consolidation or otherwise), or (c) on the date that the Pequot Shareholders are no longer entitled to designate any directors pursuant to Section 3.1(a)(ii).

          4.9.    GOVERNING LAW.    THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE

  WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

          4.10.    Future Shareholders' Rights; Transfers; Legend.    The Company shall not issue (except in a Public Offering) any Common Stock or securities convertible into or exercisable for Common Stock unless the Person receiving such Common Stock executes an Instrument of Accession. No Shareholder shall Transfer any Securities other than to the Company or pursuant to a Public Sale unless the Person receiving Transfer of such Securities executes an Instrument of Accession. Certificates representing the Securities shall be endorsed with the following legend:

    THE SECURITIES REPRESENTED HEREBY MAY BE SUBJECT TO THE TERMS AND CONDITIONS OF A VOTING AGREEMENT WHICH MAY PLACE CERTAIN RESTRICTIONS ON THE VOTING OF AND THE TRANSFER OF THE SECURITIES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SECURITIES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT. A COPY OF SUCH AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS SECURITY WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

[Signature pages follow.]

        IN WITNESS WHEREOF, the parties hereto have executed this Shareholders' Agreement on the day and year first above written.

MTM TECHNOLOGIES, INC.
By:
Name: Title:
PEQUOT PRIVATE EQUITY FUND III, L.P.
By:	Pequot Capital Management, Inc., Its Investment Manager
By:
Name: Richard Joslin Title: Principal
PEQUOT OFFSHORE PRIVATE EQUITY PARTNERS III, L.P.
By:	Pequot Capital Management, Inc., Its Investment Manager
By:
Name: Richard Joslin Title: Principal

Signature Page to Shareholders' Agreement

PRINCIPAL SHAREHOLDERS:
By:
Steven Rothman
By:
Howard Pavony

Schedule I
Form of Instrument of Accession
 Instrument of Accession

        Reference is made to that certain Shareholders' Agreement dated as of                        , 2004, a copy of which is attached hereto (as amended and in effect from time to time, the "Shareholders Agreement"), among MTM Technologies, Inc. (the "Company"), and the Shareholders (as defined therein).

        The undersigned,                        , in order to become the owner or holder of [identify Securities being Transferred] (the "Securities") of the Company hereby agrees that by his execution hereof the undersigned is a Shareholder party to the Shareholders Agreement subject to all of the restrictions and conditions applicable to Shareholders set forth in such Shareholders' Agreement, and all of the Securities purchased by the undersigned in connection herewith (and any and all debt and equity of the Company issued in respect thereof) are subject to all the restrictions and conditions applicable to such Securities as set forth in the Shareholders Agreement. This Instrument of Accession shall take effect and shall become a part of said Shareholders Agreement immediately upon execution.

        Executed as of the date set forth below under the laws of the State of New York.

Signature:
Address:

Date:
Accepted:
MTM TECHNOLOGIES, INC.
By:
Name: Title: Date:

Appendix E

MTM TECHNOLOGIES, INC.

REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of                        , 2004 is by and among MTM TECHNOLOGIES, INC., a New York corporation (the "Company"), Steven Rothman, a natural person, Howard Pavony, a natural person (Messrs. Rothman and Pavony collectively, the "Executives") and each of the stockholders of the Company listed on Schedule I hereto (the "Pequot Stockholders").

Preliminary Statement

        The Company and the Pequot Stockholders are entering into a Purchase Agreement, dated January 29, 2004 and as amended from time to time (the "Purchase Agreement"), providing for, among other things, the purchase by the Pequot Stockholders of (i) shares of Series A Preferred Stock, $0.001 par value per share (the "Series A Preferred Stock") of the Company (the "Shares") and (ii) warrants to purchase shares of Common Stock (as defined below) of the Company (the "Warrants"), in each case, subject to the terms and provisions of the Purchase Agreement;

        Simultaneously with, and as a condition to, the closing of the transactions contemplated in the Purchase Agreement, the Company and the Pequot Stockholders desire to enter into this Agreement to provide certain registration and other rights with respect to the Company's common stock, $.001 par value per share ("Common Stock") held by or issuable to the Pequot Stockholders;

        The Company has agreed to provide the Executives with certain registration rights, subject to the terms and provisions of this Agreement, with respect to the Common Stock held by the Executives; and

        No other registration rights, other than those set forth herein with respect to the Pequot Stockholders and the Executives, have been granted by the Company to its stockholders and are in existence as of the date hereof.

Terms and Conditions

        In consideration of the mutual covenants and agreements contained in this Agreement and the Purchase Agreement, and intending to be legally bound, the parties hereto agree as follows:

        Section 1.    Definitions.    As used in this Agreement, the following terms have the meanings indicated below or in the referenced sections of this Agreement:

          "Agreement." As defined in the initial paragraph hereof.

          "Common Stock." As defined in the Preliminary Statement hereof.

          "Executives." As defined in the initial paragraph hereof.

          "Exchange Act." The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

          "NASD." The National Association of Securities Dealers, Inc.

          "Nasdaq." The Nasdaq Stock Market.

          "Person." An individual, a partnership, a corporation, a limited liability company or partnership, an association, a joint stock company, a trust, a business trust, a joint venture, an unincorporated organization or a government entity or any department, agency, or political subdivision thereof.

          "Pequot Majority in Interest." The Pequot Stockholders holding at least a majority of the shares of Common Stock issued or issuable, directly or indirectly, upon conversion or exercise of the Shares and Warrants purchased by such Pequot Stockholders in accordance with the Purchase Agreement.

          "Pequot Stockholders." As defined in the initial paragraph hereof, and their successors, assigns and transferees.

          "Piggyback Registration." As defined in Section 4(a) hereof.

          "Purchase Agreement." As defined in the Preliminary Statement hereof.

          "Registrable Securities." Any Common Stock issued or issuable upon conversion or exercise of the Shares and Warrants or deriving therefrom, all shares of Common Stock owned by the Executives at the time of the Initial Closing (as such term is defined in the Purchase Agreement), and all other shares of Common Stock of the Company or any successor owned from time to time by the Pequot Stockholders; provided, that a Registrable Security ceases to be a Registrable Security when (i) it is registered under the Securities Act and disposed of in accordance with the registration statement covering it or (ii) it is sold or transferred in accordance with the requirements of Rule 144 (or similar provisions then in effect) promulgated by the SEC under the Securities Act ("Rule 144").

          "Registration Expenses." As defined in Section 7(a) hereof.

          "Registration Statement." Registration Statement shall mean the registration statement contemplated by Section 3 and any additional registration statements contemplated by Section 4, including (in each case) the prospectus, amendments and supplements to such registration statement or prospectus, all exhibits attached thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          "SEC." The United States Securities and Exchange Commission.

          "Securities Act." The Securities Act of 1933, as amended, and the rules and regulations thereunder.

          "Series A Preferred Stock." As defined in the Preliminary Statement hereof.

          "Shares." As defined in the Preliminary Statement hereof.

          "Warrants." As defined in the Preliminary Statement hereof.

        Section 2.    Securities Subject to this Agreement.

          (a)    Holders of Registrable Securities.    A Person is deemed to be a holder of Registrable Securities whenever that Person owns, directly or beneficially, or has the right to acquire, Registrable Securities, disregarding any legal restrictions upon the exercise of that right.

          (b)    Majority of Registrable Securities.    As used in this Agreement, the term "majority of the Registrable Securities" means more than 50% of the Registrable Securities being registered unless the context indicates that it is more than 50% of the Registrable Securities then issued and outstanding.

        Section 3.    Initial Registration.    (a) Subject to receipt of necessary information from the Pequot Stockholders, the Company will, as soon as practical but in no event later than 60 days following (a) the date hereof, (b) the date of any issuance of Series A Preferred Stock and (c) the date of notice to the Company of any acquisition of Common Stock then having a fair market value of at least $150,000 by the Pequot Stockholders, prepare and file with the SEC a Registration Statement on Form S-1 or, if applicable, Form S-3, or any equivalent form for registration by small business issuers in accordance with the Securities Act, to permit a public offering and resale of the Registrable Securities under the Securities Act on a continuous basis under Rule 415. The Company acknowledges that the plan of distribution contemplated by such Registration Statement shall include offers and sales through underwriters or agents, offers and sales directly to investors, block trades and such other methods of offer and sale as the Pequot Stockholders shall request. The Company will use its reasonable best efforts to cause the Registration Statement to be declared effective by the SEC within 150 days following the date hereof. The Company will cause such Registration Statement to remain effective until such time as all of the shares of Common Stock designated thereunder are sold or the holders thereof are entitled to rely on Rule 144(k) for sales of Registrable Securities without registration under the Securities Act and without compliance with the public information, sales volume, manner of sale or notice requirements of Rule 144(c), (e), (f) or (h). The Company will pay all Registration Expenses of each registration of Registrable Securities pursuant to this Section 3. The number of shares of Common Stock designated in the Registration Statement shall be equal to the sum of the number of shares of Common Stock (x) issuable upon (A) the conversion of the Series A Preferred Stock and (B) the exercise of the Warrants held by or issuable to the Pequot Stockholders and (c) issued to the Executives as the time of the Initial Closing. The Company acknowledges that at the time the Company files the Registration Statement pursuant to this Section 3 the number of Registrable Securities issuable to the Pequot Stockholders will not be fixed due to the pricing, antidilution and other provisions related to the Shares and Warrants ("Adjustment Provisions"). Accordingly, the Company agrees that it will register the number of shares of Common Stock issuable on conversion of the Series A Preferred Stock and on the exercise of the Warrants held by or issuable to the Pequot Stockholders as of the date hereof. The Company agrees that, thereafter, it will file, within a reasonable period of time after all of the Registrable Securities held by or issuable to the Pequot Stockholders are not covered by such Registration Statement (due to the effect of the Adjustment Provisions) such amendments and/or supplements to the Registration Statement, and such additional Registration Statements as are necessary in order to ensure that at least 100% of the number of shares of Common Stock issuable on conversion of the Series A Preferred Stock and on the exercise of the Warrants held by or issuable to the Pequot Stockholders are included in a Registration Statement.

          (b)    Executives' Registrable Securities.    If any of the Executives desires, from time to time, to include his Registrable Securities for resale in a Registration Statement filed pursuant to Section 3(a), such Executives may include, collectively, an amount of Registrable Securities equal to the greater of (x) 50% of the Registrable Securities being registered by the Pequot Stockholders in such resale or (y) a portion of such Executive's Registrable Securities equal to the aggregate number of Registrable Securities owned by the Executives multiplied by a fraction, the numerator of which is the aggregate number of Registrable Securities owned by the Executives and the denominator of which is the aggregate number of Registrable Securities. Registrable Securities held by each Executive shall be included pro rata based on the number of Registrable Securities that each Executive desires to include.

          (c)    Selection of Underwriters.    If any registration pursuant to this Section 3 is an underwritten offering, the Pequot Stockholders will select as the investment banker(s) and manager(s) that will administer the offering a nationally recognized investment banker(s) and manager(s) with demonstrable industry-specific expertise and experience and reasonably acceptable to the Company.

        Section 4.    Piggyback Registrations.

          (a)    Right to Piggyback.    Whenever the Company proposes to register any of its securities in an underwritten offering under the Securities Act, whether for its own account or for the account of another stockholder (except for the registration of securities to be offered pursuant to an employee benefit plan on Form S-8, pursuant to a registration made on Form S-4 or any successor forms then in effect) at any time other than pursuant to a registration in connection with Section 3 above and the registration form to be used may be used for the registration of the Registrable Securities (a "Piggyback Registration"), it will so notify in writing all Pequot Stockholders no later than twenty (20) days prior to the anticipated filing date. Subject to the provisions of Section 4(c), the Company will include in the Piggyback Registration all Registrable Securities owned by the Pequot Stockholders with respect to which the Company has received written requests for inclusion within ten (10) days after the issuance of the Company's notice. Such Pequot Stockholders notice shall state the intended method of disposition of the Registrable Securities by such Pequot Stockholder. Such Registrable Securities may be made subject to an underwriters' over-allotment option, if so requested by the managing underwriter. A Pequot Stockholder may withdraw all or any part of the Registrable Securities from a Piggyback Registration at any time before ten (10) business days prior to the effective date of the Piggyback Registration. In any Piggyback Registration, the Company, the Pequot Stockholders and any Person who hereafter becomes entitled to register its securities in a registration initiated by the Company must sell their securities on the same terms and conditions. A registration of Registrable Securities pursuant to this Section 4 shall be in addition to the registration pursuant to Section 3.

          (b)    Piggyback Expenses.    The Company shall pay all Registration Expenses in connection with a Piggyback Registration by the Pequot Stockholders.

          (c)    Underwriting; Priority on Piggyback Registrations.    The right of any Pequot Stockholder to be included in an underwritten registration pursuant to this Section 4 shall be conditioned upon such Pequot Stockholder's participation in such underwriting and the inclusion of such Pequot Stockholder's Registrable Securities in the underwriting to the extent provided herein. If the managing underwriter gives the Company its written opinion that the total number or dollar amount of securities requested to be included in the registration exceeds the number or dollar amount of securities that can be sold, the Company will include the securities in the registration in the following order of priority: (i) first, all securities the Company proposes to sell; (ii) second, up to the full number or dollar amount of Registrable Securities requested to be included in the registration by the Pequot Stockholders (allocated pro rata among the Pequot Stockholders, on the basis of the dollar amount or number of Registrable Securities requested to be included); and (iii) third, any other securities (provided they are of the same class as the securities sold by the Company) requested to be included, allocated among the holders of such securities in such proportions as the Company and those holders may agree; provided, that at least fifteen percent (15%) of the Registrable Securities requested to be included in such registration by the Pequot Stockholders have been included in the offering; provided, further, that the Pequot Stockholders' Registrable Securities shall not be subject to any cutback in the amount of Registrable Securities requested to be included in the registration unless all other holders of securities, including, without limitation, the Executives, requesting to be included in such registration have been excluded from such registration; provided, further, that the Pequot Stockholders' Registrable Securities shall not be subject to any cutback which would result in the Pequot Stockholders' owning less than an aggregate amount of 750,000 shares of Common Stock. In the event that the managing underwriter advises the Company that an underwriters' over-allotment option is necessary or advisable, the allocation provided for in this Section 4(c) shall apply to the determination of which securities are to be included in the registration of such shares.

          (d)    Selection of Underwriters.    In any Piggyback Registration, the Company will select as the investment banker(s) and manager(s) that will administer the offering a nationally recognized investment banker(s) and manager(s) with demonstrable industry-specific expertise and experience. The Company and the holders of Registrable Securities whose shares are being registered shall enter into a customary underwriting agreement with such investment banker(s) and manager(s); provided, that the liability of any holder of Registrable Securities shall be limited to such holder's net proceeds received from the sale of its Registrable Securities in such offering and such limitation shall not be amended by any underwriting agreement or arrangement.

          (e)    Right to Terminate Registration.    The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 4 prior to the effectiveness of such registration whether or not any Pequot Stockholder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 7 hereof.

        Section 5.    "Lock-Up" Agreements.

        If requested by the managing underwriter, each holder of Registrable Securities agrees not to sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to (each, a "Disposition") any Registrable Securities (or other securities) of the Company held by such holder (other than those included in the registration) for a 30 day period (or such longer period requested by the managing underwriter which shall in no event exceed 90 days) after the effective date of any Registration Statement by the Company pursuant to Section 4 after the date hereof unless the managing underwriter(s) agrees otherwise; provided, however, that all executive officers and directors of the Company, all holders of at least five percent (5%) of the Company's equity securities purchased from the Company (other than securities purchased from the Company at any time after the date of this Agreement in a registered public offering) and all other persons with registration rights (whether or not pursuant to this Agreement) are bound by and have entered into a similar agreement and the restrictions on transfer have not been waived in whole or in part with respect to any such executive officers, directors, holders or persons.

        Section 6.    Registration Procedures.

          (a)    Obligations of the Company.    Whenever required to register any Registrable Securities, the Company shall as expeditiously as practicable:

            (1)   prepare and, as soon as practicable, but in any event within 60 days of the date hereof in the case of a registration pursuant to Section 3, file with the SEC a Registration Statement on the appropriate form and use reasonable best efforts to cause the Registration Statement to become effective. At least ten (10) days before filing a Registration Statement or prospectus or at least three (3) business days before filing any amendments or supplements thereto, the Company will furnish to the counsel of the holders of a majority of the Registrable Securities being registered copies of all documents proposed to be filed for that counsel's review and approval, which approval shall not be unreasonably withheld or delayed;

            (2)   immediately notify each seller of Registrable Securities of any stop order threatened or issued by the SEC and take all actions reasonably required to prevent the entry of a stop order or if entered to have it rescinded or otherwise removed;

            (3)   prepare and file with the SEC such amendments and supplements to the Registration Statement and the corresponding prospectus necessary to keep the Registration Statement effective, in the case of the registration required by Section 3 hereof for the period provided in Section 3 and in any other case for 90 days or such shorter period as may be required to sell all Registrable Securities covered by the Registration Statement; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement during each period in accordance with the sellers' intended methods of disposition as set forth in the Registration Statement;

            (4)   furnish to each seller of Registrable Securities a sufficient number of copies of the Registration Statement, each amendment and supplement thereto (in each case including all exhibits), the corresponding prospectus (including each preliminary prospectus), and such other documents as a seller may reasonably request to facilitate the disposition of the seller's Registrable Securities;

            (5)   use its best efforts to register or qualify the Registrable Securities under securities or blue sky laws of jurisdictions in the United States of America as any seller requests within twenty (20) days following the original filing of a Registration Statement and do any and all other reasonable acts and things that may be necessary or advisable to enable the seller to consummate the disposition of the seller's Registrable Securities in such jurisdiction; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service of process;

            (6)   notify each seller of Registrable Securities, at any time when a prospectus is required to be delivered under the Securities Act, of any event as a result of which the prospectus or any document incorporated therein by reference contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which such statements were made, and use reasonable best efforts to prepare a supplement or amendment to the prospectus or any such document incorporated therein so that thereafter the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which such statements were made;

            (7)   cause all registered Registrable Securities to be listed on each securities exchange or quotation system, if any, on which similar securities issued by the Company are then listed;

            (8)   provide an institutional transfer agent and registrar and a CUSIP number for all Registrable Securities on or before the effective date of the Registration Statement;

            (9)   enter into such customary agreements, including an underwriting agreement in customary form (which underwriting agreement shall include a "lock-up" agreement regarding offers or sales by the Company, in customary form and with such duration as may be reasonably requested by the underwriters), and take all other actions in connection with those agreements as the holders of a majority of the Registrable Securities being registered or the underwriters, if any, reasonably request to expedite or facilitate the disposition of the Registrable Securities;

            (10) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant, or other agent of any such seller or underwriter, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any seller, underwriter, attorney, accountant, or other agent in connection with the Registration Statement; provided that an appropriate confidentiality agreement is executed by any such seller, underwriter, attorney, accountant or other agent;

            (11) in connection with any underwritten offering, obtain a "comfort" letter from the Company's independent public accountants in customary form and covering those matters customarily covered by "comfort" letters as the holders of a majority of the Registrable Securities being registered or the managing underwriter reasonably request (and, if the Company is able after using its reasonable efforts, the letter shall be addressed to holders of the Registrable Securities, the Company and the underwriters);

            (12) in connection with any underwritten offering, furnish, at the request of the holders of a majority of the Registrable Securities being registered or underwriter(s) of the offering, an opinion of counsel representing the Company for the purposes of the registration, in the form and substance customarily given to underwriters in an underwritten public offering and reasonably satisfactory to counsel representing the holders of Registrable Securities being registered and the underwriter(s) of the offering, addressed to the underwriters and to the holders of the Registrable Securities being registered;

            (13) use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement complying with the provisions of Section 11(a) of the Securities Act and covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month after the effective date of the Registration Statement;

            (14) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD or Nasdaq; and

            (15) take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

          (b)    Seller Information.    In the event of any registration by the Company, from time to time, the Company may require each seller of Registrable Securities subject to the registration to furnish to the Company information regarding such seller, the Registrable Securities held by it, and the distribution of the securities subject to the registration, and such seller shall furnish all such information reasonably requested by the Company.

          (c)    Notice to Discontinue.    Each holder of Registrable Securities agrees by acquisition of such securities that, upon receipt of any notice from the Company of any event of the kind described in Section 6(a)(6), the holder will discontinue disposition of Registrable Securities until the holder receives copies of the supplemented or amended prospectus contemplated by Section 6(a)(6). In addition, if the Company requests, the holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the holder's possession, of the prospectus covering the Registrable Securities current at the time of receipt of the notice. If the Company gives any such notice, the time period mentioned in Section 6(a)(3) shall be extended by the number of days elapsing between the date of notice and the date that each seller receives the copies of the supplemented or amended prospectus contemplated in Section 6(a)(6).

          (d)    Notice by Holders.    Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, those holders shall notify the Company, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event concerning that holder of the Registrable Securities, as a result of which the prospectus included in the Registration Statement contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        Section 7.    Registration Expenses.

          (a)    Generally.    All Registration Expenses incurred in connection with the Company's performance of or compliance with this Agreement shall be paid as provided in this Agreement. The term "Registration Expenses" includes without limitation all registration filing fees, reasonable professional fees and other reasonable expenses of the Company's compliance with federal, state and other securities laws (including fees and disbursements of counsel for the underwriters in connection with state or other securities law qualifications and registrations), printing expenses, messenger, telephone and delivery expenses; reasonable fees and disbursements of counsel for the Company and for one counsel for the selling Pequot Stockholders; reasonable fees and disbursement of the independent certified public accountants selected by the Company (including the expenses of any audit or "comfort" letters required by or incident to performance of the obligations contemplated by this Agreement); fees and expenses of the underwriters (excluding discounts and commissions); fees and expenses of any special experts retained by the Company at the request of the managing underwriters in connection with the registration; and applicable stock exchange, NASD and Nasdaq registration and filing fees. The term "Registration Expenses" does not include the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, all of which shall be paid by the Company, nor does it include underwriting fees or commissions or transfer taxes, all of which shall be paid by each of the sellers of Registrable Securities with respect to the Registrable Securities sold by such seller. For the avoidance of doubt, the parties hereto acknowledge and agree that any and all fees and expenses of underwriters retained in connection with a plan of distribution of the Registrable Securities described in Section 3 are expressly excluded from the definition of "Registration Expenses" above.

          (b)    Other Expenses.    To the extent the Company is not required to pay Registration Expenses, each holder of securities included in any registration will pay those Registration Expenses allocable to the holder's securities so included, and any Registration Expenses not allocable will be borne by all sellers in proportion to the number of securities each registers.

        Section 8.    Indemnification.

          (a)    Indemnification by Company.    In the event of any registration of Registrable Securities under the Securities Act pursuant to this Agreement, to the full extent permitted by law, the Company agrees to indemnify and hold harmless each holder of Registrable Securities, its officers, directors, trustees, partners, employees, advisors and agents, and each Person who controls (within the meaning of the Securities Act and the Exchange Act) the holder against any and all losses, claims, damages, liabilities and expenses arising out of (i) any untrue or allegedly untrue statement of material fact contained in any Registration Statement or any amendment thereof under which such Registrable Securities were registered under the Securities Act, any prospectus or preliminary prospectus contained therein or any amendment thereof or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which such statements were made, except to the extent the untrue statement or omission resulted from information that the holder furnished in writing to the Company expressly for use therein, and (ii) any failure to comply with any law, rule or regulation applicable to such registration. Such indemnity shall remain in full force and effect, regardless of any investigation made by such indemnified party, and shall survive the transfer of such Registrable Securities by such holder. In connection with a firm or best efforts underwritten offering, to the extent customarily required by the managing underwriter, the Company will indemnify the underwriters, their officers and directors and each Person who controls (within the meaning of the Securities Act and the Exchange Act) the underwriters, to the extent customary in such agreements.

          (b)    Indemnification by Holders of Securities.    In connection with any Registration Statement, each participating holder of Registrable Securities will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any registration statement or prospectus and each participating holder agrees, severally and not jointly, to indemnify and hold harmless, to the extent permitted by law, the Company, its directors, officers, trustees, partners, employees, advisors and agents, and each Person who controls (within the meaning of the Securities Act and the Exchange Act) the Company against any and all losses, claims, damages, liabilities and expenses arising out of any untrue or allegedly untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto necessary to make the statements therein not misleading in light of the circumstances under which such statements were made, but only to the extent that the untrue statement or omission is contained in or omitted from any information or affidavit the holder furnished in writing to the Company expressly for use therein and only in an amount not exceeding the net proceeds received by the holder with respect to securities sold pursuant to such registration statement. Such indemnity shall remain in full force and effect, regardless of any investigation made by the Company, and shall survive the transfer of such Registrable Securities by such holder. In connection with a firm or best efforts underwritten offering, to the extent customarily required by the managing underwriter, each participating holder of Registrable Securities will indemnify the underwriters, their officers and directors and each Person who controls the underwriters (within the meaning of the Securities Act and the Exchange Act), to the same extent as it has indemnified the Company; provided, that the indemnity obligations of any holder contained in such agreement shall be limited to the amount of such holder's net proceeds received from the sale of its Registrable Securities in such offering.

          (c)    Indemnification Proceedings.    Any Person entitled to indemnification under this Agreement will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in the indemnified party's reasonable judgment a conflict of interest may exist between the indemnified and indemnifying parties with respect to the claim, permit the indemnifying party to assume the defense of the claim with counsel reasonably satisfactory to the indemnified party. If the indemnifying party does not assume the defense, the indemnifying party will not be liable for any settlement made without its consent (but that consent may not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or will enter into any settlement that does not include as an unconditional term thereof the claimant's or plaintiff's release of the indemnified party from all liability concerning the claim or litigation or which includes any non-monetary settlement. An indemnifying party who is not entitled to or elects not to assume the defense of a claim will not be under an obligation to pay the fees and expenses of more than one counsel for all parties indemnified by the indemnifying party with respect to the claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between the indemnified party and any other indemnified party with respect to the claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of no more than one additional counsel for the indemnified parties.

          (d)    Contribution.    If the indemnification provided for in Section 8(a) or (b) is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party thereunder shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnified party and the indemnifying party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnified party and the indemnifying party and the parties' relative intent and knowledge.

        The parties hereto agree that it would not be just and equitable if contribution pursuant this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

Notwithstanding anything herein to the contrary, no participating holder of Registrable Securities acting as an indemnifying party shall be required to contribute any amount in excess of the amount by which the net proceeds of the offering (before deducting expenses, if any) received by such participating holder exceeds the amount of any damages that such participating holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

        The obligations of the Company and the holders of Registrable Securities under this Section 8 shall survive the completion of any offering of Registrable Securities in a registration statement, including the termination of this Agreement.

        Section 9.    Rule 144.    With a view to making available to the holders of Registrable Securities the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

          (a)   Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

          (b)   File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

          (c)   So long as a holder owns any Registrable Securities, furnish to such holder forthwith upon request; a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

        Section 10.    Participation in Underwritten Registration.    No Person may participate in any underwritten registration without (a) agreeing to sell securities on the basis provided in underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements (the holders of Registrable Securities in a registration pursuant to Section 3 and the Company in a piggyback registration pursuant to Section 4(d)), and (b) completing and executing all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required by the underwriting arrangements.

        Section 11.    Termination.    This Agreement shall terminate with respect to a holder of Registrable Securities as of such time such holder is entitled to rely on Rule 144(k) for sales of Registrable Securities without registration under the Securities Act and without compliance with the public information, sales volume, manner of sale or notice requirements of Rule 144 (c), (e), (f) or (h).

        Section 12.    Suspension of Registration Statement.    The Company shall be permitted to suspend the effectiveness of any Registration Statement hereunder if (i) the Company provides at least 10 days' prior written notice to the Pequot Stockholders of the Company's intention to make a public offering of its Common Stock within 30 days of such notice, other than a Registration Statement filed pursuant to Section 3 hereof or (ii) a merger, acquisition, business combination or other similar transaction has been proposed and is being actively considered by the Company and notice of the same is provided to the Pequot Stockholders. Notwithstanding anything to the contrary in this Section 12, the Company shall not be permitted to suspend the effectiveness of any Registration Statement hereunder for more than 30 consecutive days at any one time or more than 60 days in any 12-month period.

        Section 13.    Miscellaneous.

          (a)    Recapitalizations, Exchanges, etc.    The provisions of this Agreement shall apply to the full extent set forth herein with respect to (i) the Registrable Securities, (ii) any and all shares of voting common stock of the Company into which the Registrable Securities are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall use its best efforts to cause any successor or assign (whether by sale, merger or otherwise) to enter into a new registration rights agreement with the holders of Registrable Securities on terms substantially the same as this Agreement as a condition of any such transaction.

          (b)    Amendment.    This Agreement may be amended or modified only by a written agreement executed by (i) the Company and (ii) a Pequot Majority in Interest. Section 3(b) of this Agreement shall not be amended without the consent of the Executives. Any Amendment or modification shall bind all of the parties hereto.

          (c)    Attorneys' Fees.    In any legal action or proceeding brought to enforce any provision of this Agreement, the prevailing party shall be entitled to recover all reasonable expenses, charges, court costs and attorneys' fees in addition to any other available remedy at law or in equity.

          (d)    Benefit of Parties; Assignment.    Subject to the terms and conditions of the Purchase Agreement, the Stockholders Voting Agreement of the Company dated the date hereof and this subsection (d), including, without limitation, the transfer restrictions contained therein, all of the terms and provisions of this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and assigns, including, without limitation, all subsequent holders of securities entitled to the benefits of this Agreement who agree in writing to become bound by the terms of this Agreement. The rights to cause the Company to register Registrable Securities under this Agreement may be transferred or assigned by such holder only to: (i) partners, members and affiliates of such holder or (ii) a transferee or assignee who acquires at least five percent (5%) of the Registrable Securities held by such holder and then outstanding (or, if a smaller amount, the number of Registrable Securities held by such holder on an as-converted and fully diluted basis), provided that the Company is given written notice promptly following the time of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes in writing prior to such transfer or assignment, the obligations of such holder under this Agreement.

          (e)    Captions.    The captions of the sections and subsections of this Agreement are solely for convenient reference and shall not be deemed to affect the meaning or interpretation of any provision of this Agreement.

          (f)    Cooperation.    The parties agree that after execution of this Agreement they will from time to time, upon the request of any other party and without further consideration, execute, acknowledge and deliver in proper form any further instruments and take such other action as any other party may reasonably require to carry out effectively the intent of this Agreement.

          (g)    Counterparts; Facsimile Execution.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Facsimile execution and delivery of this Agreement shall be legal, valid and binding execution and delivery for all purposes.

          (h)    Entire Agreement.    Each party hereby acknowledges that no other party or any other person or entity has made any promises, warranties, understandings or representations whatsoever, express or implied, not contained in the Transaction Documents (as defined in the Purchase Agreement) and acknowledges that it has not executed this Agreement in reliance upon any such promises, representations, understandings or warranties not contained herein or therein and that the Transaction Documents supersede all prior agreements and understandings between the parties with respect thereto. There are no promises, covenants or undertakings other than those expressly set forth or provided for in the Transaction Documents.

          (i)    Governing Law.    The internal law of the State of New York will govern the interpretation, construction, and enforcement of this Agreement and all transactions and agreements contemplated hereby, notwithstanding any state's choice of law rules to the contrary.

          (j)    No Inconsistent Agreements.    The Company represents and warrants that it has not granted to any Person the right to request or require the Company to register any securities issued by the Company. For so long as at least 30% of the shares of Series A Preferred Stock issued by the Company remain outstanding, the Company shall not, except with the prior written consent of at least a majority in interest of the Registrable Securities held by the Pequot Stockholders, enter into any agreement with respect to its securities that shall grant to any Person registration rights that in any way conflict with or are prior to or equal in right to the rights provided under this Agreement.

          (k)    Notices.    All notices, requests, demands, or other communications that are required or may be given pursuant to the terms of this Agreement shall be in writing and properly addressed to the addresses of the parties set forth in the Purchase Agreement or to such other address(es) as the respective parties hereto shall from time to time designate to the other(s) in writing. All notices shall be effective upon receipt.

          (l)    Specific Performance.    Each of the parties agrees that damages for a breach of or default under this Agreement would be inadequate and that in addition to all other remedies available at law or in equity that the parties and their successors and assigns shall be entitled to specific performance or injunctive relief, or both, in the event of a breach or a threatened breach of this Agreement.

          (m)    Validity of Provisions.    Should any part of this Agreement for any reason be declared by any court of competent jurisdiction to be invalid, that decision shall not affect the validity of the remaining portion, which shall continue in full force and effect as if this Agreement had been executed with the invalid portion eliminated; provided, however, that this Agreement shall be interpreted to carry out to the greatest extent possible the intent of the parties and to provide to each party substantially the same benefits as such party would have received under this Agreement if such invalid part of this Agreement had been enforceable. Whenever the words "include" or "including" are used in the Agreement, they shall be deemed to be followed by the words "without limitation."

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:
MTM TECHNOLOGIES, INC.
By:
Name: Title:
PEQUOT STOCKHOLDERS:
PEQUOT PRIVATE EQUITY FUND III, L.P.
By:	Pequot Capital Management, Inc., as Investment Manager
By:
Name: Title:
Notice to:	Carlos Rodrigues C/o Pequot Capital Management, Inc. 500 Nyala Farm Road Westport, CT 06880
With a copy to:	Aryeh Davis, Esq. Pequot Capital Management, Inc. 153 East 53rd Street Citicorp Center, 35th Floor New York, NY 10022

PEQUOT OFFSHORE PRIVATE EQUITY PARTNERS III, L.P.
By:	Pequot Capital Management, Inc., as Investment Manager
By:
Name: Title:
Notice to:	Carlos Rodrigues C/o Pequot Capital Management, Inc. 500 Nyala Farm Road Westport, CT 06880
With a copy to:	Aryeh Davis, Esq. Pequot Capital Management, Inc. 153 East 53rd Street Citicorp Center, 35th Floor New York, NY 10022
EXECUTIVES:
By:
Name: Steven Rothman
By:
Name: Howard Pavony

SCHEDULE I

Pequot Stockholders

Name and Address of Stockholder

1.
Pequot Private Equity Fund III, L.P.

  500 Nyala Farm Road
  Westport, CT 06880
  Attention: Carlos Rodrigues
  Tel: (203) 429-2200
  Fax: (203) 429-2420

with a copy to

  Aryeh Davis

  c/o Pequot Capital Management, Inc.
  153 East 53rd Street
  Citicorp Center, 35th Flr.
  New York, NY 10022
  Tel: (212) 651-3420
  Fax: (212) 651-3481

2.
Pequot Offshore Private Equity Partners III, L.P.

  500 Nyala Farm Road
  Westport, CT 06880
  Attention: Carlos Rodrigues
  Tel: (203) 429-2200
  Fax: (203) 429-2420

with a copy to

  Aryeh Davis

  c/o Pequot Capital Management, Inc.
  153 East 53rd Street
  Citicorp Center, 35th Flr.
  New York, NY 10022
  Tel: (212) 651-3420
  Fax: (212) 651-3481

Appendix F

MTM TECHNOLOGIES, INC.

EMPLOYMENT AGREEMENT

        This EMPLOYMENT AGREEMENT (this "Agreement") is made this        day of                  , 2004 by and between MTM Technologies, Inc., a New York corporation (the "Company"), and Howard A. Pavony (the "Executive").

        WHEREAS, the parties hereto have previously entered into an employment agreement to employ the Executive dated September 1, 1996, as most recently amended through                        ;

        WHEREAS, the parties hereto wish to enter into a new employment agreement to employ the Executive as the President and Chief Operating Officer of the Company and to set forth the terms and conditions of such employment; and

        WHEREAS, in connection with the execution of this Agreement, the Executive and the Company have entered into a side letter agreement (attached hereto as Exhibit A) providing for (i) a monthly automobile allowance in the amount of $1,800 to be paid by the Company to the Executive for the period specified therein, and (ii) the assignment of a term life insurance policy on the life of the Executive and currently owned by the Company, and any cash surrender value thereon, to the Executive.

        NOW, THEREFORE, in consideration of the mutual covenants and representations contained herein, and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

        1.    Employment Period.

        The Company hereby employs the Executive, and the Executive agrees to serve the Company, under the terms of this Agreement for a term of three (3) years (the "Initial Term") commencing as of the date of this Agreement (the "Commencement Date"). Notwithstanding the foregoing, the Executive's employment hereunder may be earlier terminated, subject to Section 4 hereof. On each anniversary of the Commencement Date following the Initial Term, the term of this Agreement shall automatically be extended for an additional period of twelve (12) months; provided, however, that either party hereto may elect not to extend this Agreement by giving written notice to the other party at least twelve (12) months prior to any such anniversary date. The Initial Term and any renewal periods thereafter, until the termination of the Executive's employment hereunder, shall be referred to herein as the "Employment Period."

        2.    Duties and Status.

        The Company hereby engages the Executive as the President and Chief Operating Officer of the Company on the terms and conditions set forth in this Agreement. During the Employment Period, the Executive shall report directly to the Chief Executive Officer of the Company and exercise such authority, perform such executive duties and functions and discharge such executive responsibilities as are reasonably associated with the Executive's position, consistent with the responsibilities assigned to officers of companies comparable to the Company, commensurate with the authority vested in the Executive pursuant to this Agreement and consistent with the By-laws of the Company. The Executive's primary duty shall be sales and marketing and product management. During the Employment Period, the Executive shall devote substantially all of his business time and his full skill and efforts to the business of the Company.

        3.    Compensation; Benefits and Expenses.

          (a)    Salary.    Subject to this Section 3(a), during the Employment Period, the Company shall pay to the Executive, as compensation for the performance of his duties and obligations under this

  Agreement, a base salary at the rate of $265,000 per annum, payable in arrears not less frequently than monthly in accordance with the normal payroll practices of the Company for its executive officers. The Executive's base salary shall be subject to review each year for possible increase by the Board of Directors of the Company (the "Board") in its sole discretion, but in no event shall such base salary be decreased from its then existing level during the Employment Period.

          (b)    Annual Bonus.    In addition to the base salary payable to the Executive hereunder, the Executive also shall be entitled to receive additional compensation, at such times and in such amounts, as shall be determined in the sole discretion of the Board and the Compensation Committee thereof in consultation with the Executive, consistent with the management bonus plan of the Company in effect from time to time for senior executives, if any.

          (c)    Stock Options.    The Executive shall be entitled to receive awards under any stock option or equity based incentive compensation plan or arrangement adopted by the Company during the Employment Period for which senior executives are eligible. The level of the Executive's participation in any such plan or arrangement shall be determined in the sole discretion of the Board and the Compensation Committee thereof in consultation with the Executive.

          (d)    Vacation and Sick Leave.    The Executive shall be entitled to five (5) weeks paid vacation time per calendar year and such paid sick leave as is in accordance with the normal Company policies and practices in effect from time to time for senior executives; provided, however, that no more than two weeks of such vacation time may be used consecutively, and provided, further, that any accrued but unused vacation time and paid sick leave remaining at the end of each calendar year shall be forfeited.

          (e)    Other Benefits.    During the Employment Period, the Executive shall be entitled to participate in all of the employee benefit plans, programs and arrangements of the Company in effect during the Employment Period which are generally available to the most senior executives of the Company (including, without limitation, 401(k) and group medical insurance plans), subject to and on a basis consistent with the terms, conditions and overall administration of such plans, programs and arrangements.

          (f)    Signing Bonus.    In addition to any other payments to the Executive under this Agreement, the Executive shall be paid a fee of $300,000 for entering into this Agreement, which shall be paid as follows: (i) $100,000 upon the execution of this Agreement, and (ii) $200,000 to be deposited into a "rabbi trust" (substantially in the form attached hereto as Exhibit B) and paid to the Executive in $100,000 increments on each of the first and second anniversaries of the date of the this Agreement, provided that, the Executive's employment has not been terminated by the Company for "cause," as defined in Section 4(a) hereof (except as provided in the following sentence), or by the Executive without "good reason," as defined in Section 4(b) hereof, as of each respective anniversary date. Solely for the purposes of the proviso in the preceding sentence, the term "cause" shall exclude the events described in Section 4(a) (iv) hereof, provided that, such conviction or plea (i) shall not be in connection with the Executive's performance of his duties hereunder and (ii) shall not materially injure the Company or adversely affect its reputation. Any termination of the Executive's employment due to death or Permanent and Total Disability (as defined in Section 4(d) hereof) shall in no manner effect the Company's or the rabbi trust's obligation to make payments due to the Executive under this Section 3(f).

          (g)    Non-Compete Payment.    As additional consideration for the Executive potentially limiting his future employment opportunities and compensation by agreeing to the non-competition provisions of Section 7(d) of this Agreement, the Executive will receive an additional payment of $300,000 upon the execution of this Agreement.

          (h)    Expenses.    In addition to any amounts payable to the Executive pursuant to this Section 3, the Company shall reimburse the Executive upon production of accounts and vouchers or other reasonable evidence of payment by the Executive, all in accordance with the Company's regular procedures in effect from time to time, all reasonable and ordinary expenses as shall have been incurred by him in the performance of his duties hereunder.

        4.    Termination of Employment.

          (a)    Termination for Cause.    The Company may terminate the Executive's employment hereunder for cause. For purposes of this Agreement and subject to the Executive's opportunity to cure as provided in Section 4(c) hereof, the Company shall have "cause" to terminate the Executive's employment hereunder if such termination shall be the result of:

              (i)  the Executive's failure to substantially perform his services hereunder which results in material harm to the Company, including the failure to comply in any material manner with the policies and rules of the Company or the directives of the Chief Executive Officer of the Company; or

             (ii)  the Executive's performance of any material act of fraud or dishonesty in connection with the performance of his duties hereunder; or

            (iii)  the Executive's gross negligence or willful misconduct in the performance of his duties hereunder; or

            (iv)  the Executive's conviction for, or plea of nolo contendere to, a felony or misdemeanor resulting in a jail sentence or any crime involving moral turpitude; or

             (v)  any material breach by the Executive of the obligations set forth below in Section 7.

          (b)    Termination for Good Reason.    The Executive shall have the right at any time to terminate his employment with the Company for any reason. For purposes of this Agreement and subject to the Company's opportunity to cure as provided in Section 4(c) hereof, the Executive shall have "good reason" to terminate his employment hereunder if such termination shall be the result of:

              (i)  a reduction by the Company of the Executive's base salary; or

             (ii)  a material diminution during the Employment Period in the Executive's duties or responsibilities, as set forth in Section 2 hereof; or

            (iii)  the relocation, without the Executive's prior written consent, of the Executive's principal work location beyond 50 miles from its current location.

          (c)    Notice and Opportunity to Cure.    Notwithstanding the provisions of Sections 4(a) and 4(b) hereof, it shall be a condition precedent to the Company's right to terminate the Executive's employment for "cause" and the Executive's right to terminate his employment for "good reason" that (1) the party seeking the termination shall first have given the other party written notice stating with reasonable specificity the reason for the termination ("breach") and (2) if such breach is susceptible of cure or remedy, a period of thirty days from and after the giving of such notice shall have elapsed without the breaching party having effectively cured or remedied such breach during such 30-day period, unless such breach cannot be cured or remedied within thirty days, in which case the period for remedy or cure shall be extended for a reasonable time (not to exceed an additional thirty days) provided the breaching party has made and continues to make a diligent effort to effect such remedy or cure. Notwithstanding anything to the contrary contained herein, the right to cure set forth in this Section 4(c) shall not apply if there are habitual or repeated breaches by either party.

          (d)    Termination Upon Death or Permanent and Total Disability.    The Employment Period shall be terminated by the death of the Executive. The Employment Period may be terminated by the Board if the Executive shall be rendered incapable of performing his duties to the Company by reason of any medically determined physical or mental impairment for a period of either (i) six (6) or more consecutive months from the first date of the Executive's absence due to the disability or (ii) nine (9) months during any eighteen (18) month period (a "Permanent and Total Disability"). If the Employment Period is terminated by reason of Permanent and Total Disability of the Executive, the Company shall give 30 days' advance written notice to that effect to the Executive. Until the effective date of the termination as a result of a Permanent and Total Disability, the Company shall continue to pay to the Executive the compensation set forth in Section 3 hereof; provided, however, that to the extent that the Executive receives payments pursuant to any disability insurance policy for which the Company pays the premium, the Company may deduct the amounts received by the Executive pursuant to that policy from the compensation payable to him.

        5.    Consequences of Termination.

          (a)    Without Cause or for Good Reason.    In the event of a termination of the Executive's employment during the Employment Period by the Company other than for "cause" (as provided for in Section 4(a) hereof) or by the Executive for "good reason" (as provided for in Section 4(b) hereof) or as a result of death or Permanent and Total Disability (as provided for in Section 4(d) hereof), the Company shall provide to the Executive (or his legal representative) (i) the rights, payments and benefits payable at such times as set forth herein, and (ii) a release and waiver of claims in favor of the Executive, substantially in the form attached hereto as Exhibit C, as consideration for the execution and non-revocation by the Executive of a release agreement in favor of the Company and its shareholders and their respective directors, officers and employees, substantially in the form attached hereto as Exhibit D:

            (i)    Salary.    A continuance of his salary at one hundred percent (100%) of his then current base salary, as a severance payment, for a period equal to the greater of (i) one (1) year from the date of termination of the Executive's employment or (ii) the period ending on the last day of the Initial Term (the "Severance Period"). The Executive, in his sole discretion, shall have the right to demand and receive such severance payments as a single, lump-sum cash payment. Any payments pursuant to this Section 5(a)(i) shall be in lieu of any other severance benefits to which the Executive is entitled pursuant to any other severance plans, programs, arrangements, or policies of the Company.

            (ii)    Options.    The impact of the Executive's termination of employment on the stock options held by the Executive (including, without limitation, the maximum period that any such option shall remain exercisable) shall be governed by the applicable stock option plan and agreement. Notwithstanding the foregoing, any stock options granted to the Executive on or after the Commencement Date shall provide that, upon termination of the Executive's employment by the Company other than for "cause" (as provided for in Section 4(a) hereof) or by the Executive for "good reason" (as provided for in Section 4(b) hereof), any unvested shares subject to such options shall become fully vested and immediately exercisable in connection with such termination.

            (iii)    Other Benefits.    During the Severance Period, the Executive will be entitled to a continuance of any applicable automobile allowance arrangement on the same basis as the Executive was entitled to participate immediately prior to the Severance Period. In addition, should the Executive elect COBRA health care continuation coverage in connection with a termination covered under this Section 5(a), he shall pay for such COBRA coverage at the rate, as in effect from time, that actively-employed executives of the Company pay for medical coverage and the Company shall be responsible for the remainder of the COBRA premium. If the Severance Period exceeds the period during which the Executive receives COBRA coverage, the Company shall pay the Executive a monthly cash allowance equal to the rate, as in effect from time to time, that the Company contributes towards the medical coverage for actively-employed executives of the Company. In the event that the Executive is covered under substitute benefit plans of another employer prior to the expiration of the Severance Period, the Company will no longer be obligated to continue the respective coverages provided for in this Section 5(a)(iii).

          (b)    Other Termination of Employment.    In the event that the Executive's employment with the Company is terminated during the Employment Period by the Company for "cause" (as provided for in Section 4(a) hereof), or by the Executive other than for "good reason" (as provided for in Section 4(b) hereof), the Company shall pay the Executive (or his legal representative) any earned but unpaid salary amounts and any unreimbursed expenses through the Executive's final date of employment with the Company, and the Company shall have no further obligations to the Executive, except under the plans, programs and arrangements described in Section 3(e) hereof in accordance with the terms of such plans.

          (c)    Withholding of Taxes.    All payments required to be made by the Company to the Executive under this Agreement shall be subject to the withholding of such amounts, if any, relating to tax, excise tax and other payroll deductions as the Company may reasonably determine it should withhold pursuant to any applicable law or regulation.

          (d)    No Other Obligations.    The benefits payable to the Executive under this Agreement are not in lieu of any benefits payable under any employee benefit plan, program or arrangement of the Company, except as provided specifically herein, and upon termination, the Executive will receive such benefits or payments, if any, as he may be entitled to receive pursuant to the terms of such plans, programs and arrangements. Except for the obligations of the Company provided by this Agreement (including, without limitation, pursuant to the preceding sentence hereof), the Company shall have no further obligations to the Executive upon his termination of employment.

          (e)    Reduction for "Parachute Payments".    Notwithstanding anything in this Agreement to the contrary, any amounts payable hereunder to the Executive in connection with a change in control, as well as any other "parachute payments," as such term is defined under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), payable under any other plans, agreements or policies of the Company, shall be reduced to the extent necessary to assure that the Executive does not become subject to the excess parachute payment excise tax under Section 4999 of the Code and the Company does not lose all or part of its compensation deduction for such payments.

        6.    Indemnity.

        The Company shall, during his employment with the Company and thereafter, indemnify the Executive to the fullest extent permitted by law and by its Certificate of Incorporation and By-laws and shall assure that the Executive is covered by the Company's directors' and officers' insurance policies and any other insurance policies that protect employees, as in effect from time to time.

        7.    Restrictive Covenants.

          (a)    Proprietary Information.

              (i)  The Executive agrees that all information and know-how, whether or not in writing, of a private, secret or confidential nature concerning the business or financial affairs of the Company or any of the Company's Affiliates is and shall be the exclusive property of the Company or the Company's Affiliates. Such information and know-how shall include, but not be limited to, inventions, products, processes, methods, techniques, formulas, compositions, compounds, projects, developments, plans, research data, clinical data, financial data, personnel data, computer programs, and customer and supplier lists (collectively, "Proprietary Information."). Except in connection with, and on a basis consistent with, the performance of his duties hereunder, the Executive shall not disclose any Proprietary Information to others outside the Company or the Company's Affiliates or use the same for any unauthorized purposes without written approval by the Board, either during or after the Employment Period.

             (ii)  The Executive agrees that all files, letters, memoranda, reports, records, data, sketches, drawings, laboratory notebooks, program listings, customer lists, customer solicitations or other written, photographic, or other tangible material containing Proprietary Information, whether created by the Executive or others, which shall come into his custody or possession, shall be and are the exclusive property of the Company or the Company's Affiliates to be used by the Executive only in the performance of his duties for the Company. The Executive agrees to deliver to the Company upon the expiration of the Employment Period such material containing Proprietary Information.

            (iii)  The Executive agrees that his obligation not to disclose or use information, know-how and records of the types set forth in paragraphs (i) and (ii) above, also extends to such types of information, know-how, records and tangible property of customers of the Company or the Company's Affiliates or suppliers to the Company or the Company's Affiliates or other third parties who may have disclosed or entrusted the same to the Company or the Company's Affiliates or to the Executive in the course of the Company's business.

            (iv)  Notwithstanding the foregoing, such Proprietary Information shall not include information which (A) is or becomes generally available or known to the public, other than as a result of any disclosure by the Executive in violation hereof; or (B) is or becomes available to the Executive on a non-confidential basis from any source other than the Company, other than any such source that the Executive knows is prohibited by a legal, contractual, or fiduciary obligation to the Company from disclosing such information.

             (v)  Other than in connection with any requirements pursuant to applicable "whistleblower" statutes, in the event that the Executive is requested pursuant to, or becomes compelled by, any applicable law, regulation, or legal process to disclose any Proprietary Information, the Executive shall provide the Company with prompt written notice thereof so that the Company may seek a protective order or other appropriate remedy or, in the Company's sole and absolute discretion, waive compliance with the terms hereof. In the event that no such protective order or other remedy is obtained, or the Company waives compliance with the terms hereof, the Executive shall furnish only that portion of such Proprietary Information which the Executive is advised by counsel is legally required. The Executive will cooperate with the Company, at the Company's sole cost and expense, in its efforts to obtain reliable assurance that confidential treatment will be accorded such Proprietary Information.

          (b)    Developments.

              (i)  The Executive shall make full and prompt disclosure to the Company of all inventions, improvements, discoveries, methods, developments, software, and works of authorship, whether patentable or not, which are created, made, conceived or reduced to practice by the Executive or under his direction or jointly with others during the Employment Period, whether or not during normal working hours or on the premises of the Company or the Company's Affiliates (collectively, "Developments").

             (ii)  The Executive agrees to assign and does hereby assign to the Company (or any entity designated by the Company) all his right, title and interest in and to all Developments and all related patents, patent applications, copyrights and copyright applications. The Executive also hereby waives all claims to moral rights in any Developments.

            (iii)  Notwithstanding anything to the contrary contained herein, the provisions of Sections 7(b)(i) and 7(b)(ii) hereof shall not apply to Developments which consist of products (and not of services) which do not relate to the present or planned business or research and development of the Company or the Company's Affiliates and which are made and conceived by the Executive not during normal working hours, not on the premises of the Company or the Company's Affiliates and not using the tools, devices, equipment or personnel of the Company or the Company's Affiliates or Proprietary Information.

            (iv)  The Executive agrees to cooperate fully with the Company or the Company's Affiliates, both during and after the Employment Period, with respect to the procurement, maintenance and enforcement of copyrights and patents (both in the United States and foreign countries) relating to Developments. The Executive shall sign all papers, including, without limitation, copyright applications, patent applications, declarations, oaths, formal assignments, assignment of priority rights, and powers of attorney, which the Company or the Company's Affiliates may deem reasonably necessary or desirable in order to protect their rights and interests in any Development.

          (c)    Other Agreements.    The Executive represents that his performance of all the terms of this Agreement and as an employee of the Company does not and will not breach any agreement, other than agreements with the Company's Affiliates, (i) to keep in confidence proprietary information, knowledge or data acquired by him in confidence or in trust prior to his employment with the Company, (ii) to refrain from competing, directly or indirectly, with the business of his previous employer or any other party, and (iii) to refrain from soliciting the employment of any employees of his previous employer or any other party.

          (d)    Non-Competition and Non-Solicitation.    During the Executive's employment hereunder and for a period of: (i) two (2) years thereafter upon the Executive's termination of employment by giving notice of non-renewal as set forth in Section 1 hereto,     (ii) one (1) year thereafter upon the Company's termination of the Executive's employment by giving notice of non-renewal as set forth in Section 1 hereto, or (iii) two (2) years thereafter upon the Executive's termination of employment for any reason other than those set forth in (i) and (ii), without the prior written consent of the Company, the Executive shall not engage (whether as an employee, consultant, director or independent contractor) in any Business Activities on behalf of any person, firm or corporation, and the Executive shall not acquire any financial interest (except for equity interests in publicly-held companies that will not be significant and that, in any event, will not exceed five percent (5%) of equity of that company) in any entity which engages in Business Activities within 200 miles of any of the Company's offices in operation on the Commencement Date and within 100 miles of any office of the Company established after the Commencement Date. During the period that the above noncompetition restriction applies, the Executive shall not, without the written consent of the Company: (i) solicit any employee of the Company or any of the Company's Affiliates to terminate his employment, or (ii) solicit any customers, partners, resellers, vendors or suppliers of the Company on behalf of any individual or entity other than the Company or its Affiliates. As used herein, the term "Business Activities" shall mean conduct of business as a middle market information technology service provider focused on network management and monitoring, LAN-WAN broadband, security, storage, and messaging.

          (e)    Enforcement.    The Company shall be entitled to seek a restraining order or injunction in any court of competent jurisdiction to prevent any continuation of any violation of the provisions of this Section 7.

          (f)    Affiliates.    For purposes hereof, the Company's Affiliates shall mean any individual or entity that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the Company. For purposes of this definition, "control" means the power to direct the management and policies of another, whether through the ownership of voting securities, by contract or otherwise.

        8.    Notice.

        All notices, requests and other communications pursuant to this Agreement shall be in writing and shall be deemed to have been duly given, if delivered in person against receipt therefor, or by overnight courier, or sent by express, registered or certified mail, postage prepaid, addressed as follows:

    If to the Executive:

    If to the Company:

Either party may, by written notice to the other, change the address to which notices to such party are to be delivered or mailed.

        9.    Dispute Resolution; Mediation and Arbitration.

        Except as specifically provided herein, any dispute or controversy arising under or in connection with this Agreement shall be, upon the demand of either party, subject to a non-binding mediation proceeding before a mediator on the panel of the CPR Institute for Dispute Resolution, such mediator to be agreed upon by the parties. If a mediator is not agreed upon or if mediation is not successful, the matter shall be settled exclusively by arbitration, conducted before a single arbitrator mutually selected by the parties, in the State of New York, in accordance with the rules of the American Arbitration Association then in effect. If the parties are unable to agree on a single arbitrator, each party shall select an arbitrator and the two arbitrators selected by the parties shall select a third arbitrator. If three arbitrators are selected, they shall act by majority vote. Judgment may be entered on the arbitrator's award in any court having jurisdiction. Each party shall bear their own costs and expenses of any such mediation or arbitration proceeding and shall split evenly any common costs; provided, however, that if the dispute concerns the issue of termination for "cause" or resignation for "good reason," the non-prevailing party shall pay for all of the prevailing party's costs and expenses, including legal fees relating to such mediation or arbitration proceeding.

        10.    Waiver of Breach.

        Any waiver of any breach of this Agreement shall not be construed to be a continuing waiver or consent to any subsequent breach on the part either of the Executive or of the Company.

        11.    Non-Assignment; Successors.

        Neither party hereto may assign his or its rights or delegate his or its duties under this Agreement without the prior written consent of the other party; provided, however, that (i) this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company upon any sale of all or substantially all of the Company's assets, or upon any merger, consolidation or reorganization of the Company with or into any other corporation, all as though such successors and assigns of the Company and their respective successors and assigns were the Company; and (ii) this Agreement shall inure to the benefit of and be binding upon the heirs, assigns or designees of the Executive to the extent of any payments due to them hereunder. As used in this Agreement, the term "Company" shall be deemed to refer to any such successor or assign of the Company referred to in the preceding sentence.

        12.    Severability.

        To the extent any provision of this Agreement or portion thereof shall be invalid or unenforceable, it shall be considered deleted therefrom and the remainder of such provision and of this Agreement shall be unaffected and shall continue in full force and effect.

        13.    Counterparts.

        This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

        14.    Governing Law.

        This Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of New York, without giving effect to the choice of law principles thereof.

        15.    Entire Agreement.

        This Agreement constitutes the entire agreement by the Company and the Executive with respect to the subject matter hereof and except as specifically provided herein, supersedes any and all prior agreements or understandings between the Executive and the Company with respect to the subject matter hereof, whether written or oral (including, without limitation, the employment agreement dated September 1, 1996, and all amendments thereto). This Agreement may be amended or modified only by a written instrument executed by the Executive and the Company.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of                        , 2004.

Howard A. Pavony
MTM TECHNOLOGIES, INC.
By:

Print Name:

Print Title:

Exhibit A

                              , 2004

Mr. Howard A. Pavony
c/o MTM Technologies, Inc.
614 Corporate Way
Valley Cottage, New York 10989

Dear Mr. Pavony:

        Reference is hereby made to the Employment Agreement between you and MTM Technologies, Inc. dated as of the date hereof and all defined terms set forth in such Employment Agreement are incorporated herein.

        In connection with your entering into the Employment Agreement, you and the Company hereby covenant and agree as follows:

        1.    Auto Allowance.    As of the Commencement Date, you agree to assume the Company's obligation under the automobile lease (the "Lease") which the Company maintained for your benefit prior to the Commencement Date and the Company will have no further obligations or liabilities with respect to the Lease. In consideration for your assumption of such obligations, the Company will provide to you a monthly automobile allowance of $1,800. Such allowance will be provided until the earlier of (i) the 18-month anniversary of the Commencement Date or (ii) the date your employment with the Company is terminated. You acknowledge that (i) notwithstanding the provisions of Section 3(h) of the Employment Agreement, during the 18-month period starting on the Commencement Date, the Company will not provide any further reimbursement or allowance for automobile-related expenses, and (ii) you will be required to provide the Company with documentation concerning the extent to which the automobile subject to the Lease is being used for business purposes.

        2.    Life Insurance.    As of the Commencement Date, the Company will assign to you the life insurance policy (the "Policy") which the Company maintained for your benefit prior to the Commencement Date, as well as any cash surrender value thereof, and the Company will have no further obligations or liabilities with respect to the Policy.

        3.    Tax Withholding.    You hereby acknowledge that all payments required to be made by the Company to you under this Agreement, and all actions taken by the Company hereunder, shall be subject to the withholding of such amounts, if any, relating to tax, excise tax and other payroll deductions as the Company may reasonably determine it should withhold pursuant to any applicable law or regulation.

Exhibit A-1

        Please acknowledge your agreement to the matters set forth herein by signing a copy of this letter in the space indicated below and returning such signed copy to my attention. Once again, we look forward to your continued employment with the Company.

Sincerely,

Name:
Title: on behalf of the Company
Acknowledged and agreed as of the date hereof:
Howard A. Pavony

Exhibit A-2

Exhibit B

RABBI TRUST

Exhibit B-1

Exhibit C

RELEASE OF CLAIMS AND COVENANT NOT TO SUE

        This RELEASE OF CLAIMS AND COVENANT NOT TO SUE is executed and delivered by MTM Technologies, Inc., a New York corporation (the "Company"), to Howard A. Pavony (the "Executive").

        Pursuant to the provisions of Section 5(a) of the employment agreement between the Company and the Executive dated                        , 2004 (the "Employment Agreement") the Company hereby agrees as follows:

        The Company and its affiliates release and forever discharge the Executive from, and covenant not to sue or proceed against the Executive on the basis of, any and all past or present causes of action, suits, agreements or other claims which the Company or its affiliates have against the Executive upon or by reason of any matter, cause or thing whatsoever, including, but not limited to, any matters arising out of his employment by the Company and the cessation of said employment. This release shall not, however, constitute a waiver of any of the Company's rights under the Employment Agreement. The Company hereby covenants that it has not transferred or assigned to any person or entity any of the claims that are subject to this release and covenant.

        This RELEASE OF CLAIMS AND COVENANT NOT TO SUE is executed by the Company and delivered to the Executive on                        , 20      .

MTM TECHNOLOGIES, INC.
By:
Print Name:
Print Title:

Exhibit C-1

Exhibit D

RELEASE AGREEMENT

        This RELEASE AGREEMENT (the "Agreement") is made as of                        , 20    by and between MTM Technologies, Inc., a New York corporation (the "Company"), and Howard A. Pavony (the "Executive").

Recitals:

        A.    The Company and the Executive are parties to an Employment Agreement dated                        , 2004 (the "Employment Agreement"). Capitalized terms that are not otherwise defined herein shall have the meanings ascribed to such terms in the Employment Agreement.

        B.    Effective as of                        , 20    (the "Separation Date"), the Executive's employment with the Company was or will be terminated.

        C.    The Company is not obligated to pay the Executive any additional compensation or benefits other than that which has been earned as of the Executive's Separation Date and other than that which is set forth in the Employment Agreement. This Agreement is the Release Agreement referenced in the Employment Agreement and the payment of the severance benefits set forth in the Employment Agreement is conditioned upon the execution and delivery by the Executive of this Agreement.

Agreement:

        NOW, THEREFORE, in return for good and valuable consideration and in consideration of the premises and the mutual promises made hereafter, the Executive and the Company agree as follows:

        1.    Employment Agreement.    Subject to the terms and conditions of the Employment Agreement; (a) the Company agrees to pay the Executive the severance payments and to otherwise comply with the provisions of the Employment Agreement, as the case may be, and (b) the Executive agrees to comply with the restrictive covenants in Section 7 of the Employment Agreement and to otherwise comply with the provisions of the Employment Agreement.

        2.    Acknowledgment.    The Executive and the Company acknowledge that the amounts to be paid pursuant to the Employment Agreement are in excess of any earned wages or benefits due and owing the Executive through his Separation Date.

        3.    Release.    In exchange for the good and valuable consideration set forth in Section 1 of this Agreement, the Executive, on behalf of himself, his heirs, executors and assigns, releases, waives and discharges any and all manner of action, causes of action, claims, rights, charges, suits, damages, debts, demands, obligations, attorneys' fees, or any and all other liabilities or claims of whatsoever nature, whether in law or in equity, known or unknown, including, but not limited to, any claim and/or claim of damages or other relief for tort, breach of contract, personal injury, negligence, age discrimination under The Age Discrimination In Employment Act of 1967, any alleged violation of the Civil Rights Acts of 1964 and 1991, the Equal Pay Act of 1963, the Rehabilitation Act of 1973, the Older Workers Benefit Protection Act of 1990, the Americans with Disabilities Act of 1990, the Family and Medical Leave Act of 1993, any employment discrimination prohibited by other federal, state or local laws, including, but not limited to, sex, race, national origin, marital status, age, handicap, height, weight, or religious discrimination, and any other claims for unlawful employment practices which the Executive has claimed or may claim or could claim in any local, state or federal forum, against the Company, its shareholders and their respective directors, officers, employees, successors and assigns, affiliates and all others, as a result of the Executive's employment at, and separation of employment from, the Company; provided that, the Executive and the Company retain the right to enforce this Agreement and the provisions of Section 5(a) of the Employment Agreement. The Executive hereby covenants that he

Exhibit D-1

has not transferred or assigned to any person or entity any of the claims that are subject to this release and covenant.

        4.    Irrevocable Bar.    The parties intend that this Agreement will irrevocably bar any action or claim whatsoever by the Executive against the Company for any resultant injuries or damages, whether known or unknown, sustained or to be sustained, as a result of any of the Company's acts, omissions and conduct having occurred up to the present date, including, but not limited to, the Executive's employment with the Company and the termination of that employment, other than those concerning this Agreement and the provisions of Section 5(a) of the Employment Agreement.

        5.    Rights or Claims Arising After the Date Hereof.    The Executive and the Company understand that the Executive is not waiving rights or claims that may arise as a result of any act, omission or conduct of the Company occurring after the date this Agreement is executed.

        6.    Review of Agreement.    The Executive understands and agrees that he has read this Agreement carefully and understands all of its terms.

        7.    Advice to Consult Attorney.    The Executive understands and agrees that he is advised to consult with an attorney prior to executing this Agreement.

        8.    Period within which to Consider Agreement.    The Executive understands and agrees that he has been given 21 days (or more) within which to consider this Agreement.

        9.    Revocation.    The Executive understands and agrees that he may revoke this Agreement for a period of seven (7) calendar days following the execution of this Agreement. Neither this Agreement nor the Company's obligations under Section 5(a) of the Employment Agreement shall be effective until this revocation period has expired (at which time such obligations shall be effective, retroactive to the time contemplated in the Employment Agreement). Without limiting the generality of the foregoing, the provisions of Section 7 of the Employment Agreement (relative to restrictive covenants) shall not be terminated or otherwise affected by any revocation of this Agreement. The Executive understands that any revocation, to be effective, must be in writing and received, within seven (7) days of execution of this Agreement, by the Company at its principal executive offices.

        10.    Voluntary Action; No Reliance.    In agreeing to sign this Agreement, the Executive is doing so completely voluntarily and agrees that he has not relied on any oral statements or explanations made by the Company or its representatives.

        11.    Nondisclosure.    Both parties agree not to disclose the terms of this Agreement to any third party, except as is required by law, or as is necessary for purposes of securing counsel from either parties' attorneys or accountants.

        12.    No Disparaging Statements.    The Executive and the Company agree not to make any disparaging statements about the other.

        13.    Full Accord and Satisfaction.    This Agreement is in full accord and satisfaction and compromise of the claims of the Executive and the Company and is not to be construed as an admission of liability on the part of the Company.

        14.    Miscellaneous.    The headings in this Agreement are inserted for convenience of reference only and shall not be a part of or control or affect the meaning of any provision hereof. This Agreement maybe executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument, and shall bind and shall inure to the benefit of the parties hereto, and their respective successors and assigns. Copies (photostatic, facsimile or otherwise) of this Agreement and signatures hereto shall be deemed to be originals and may be relied on to the same extent as the manually-signed originals. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Exhibit D-2

        15.    Entire Agreement, Modification.    This Agreement contains the entire agreement between the Executive and the Company with respect to the subject matter hereof. Any modification of this Agreement must be made in writing and signed by the Executive and an officer specifically authorized to do so by the Board of Directors of the Company.

[SIGNATURES ON NEXT PAGE]

Exhibit D-3

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

Witness:
Howard A. Pavony
MTM TECHNOLOGIES, INC.
By:
Print Name:
Print Title:

Exhibit D-4

Appendix G

MTM TECHNOLOGIES, INC.

EMPLOYMENT AGREEMENT

        This EMPLOYMENT AGREEMENT (this "Agreement") is made this            day of                        , 2004 by and between MTM Technologies, Inc., a New York corporation (the "Company"), and Steven H. Rothman (the "Executive").

        WHEREAS, the parties hereto have previously entered into an employment agreement to employ the Executive dated September 1, 1996, as most recently amended through ;

        WHEREAS, the parties hereto wish to enter into a new employment agreement to employ the Executive as Executive Vice President of the Company and to set forth the terms and conditions of such employment; and

        WHEREAS, in connection with the execution of this Agreement, the Executive and the Company have entered into a side letter agreement (attached hereto as Exhibit A) providing for (i) a monthly automobile allowance in the amount of $1,800 to be paid by the Company to the Executive for the period specified therein, and (ii) the assignment of a term life insurance policy on the life of the Executive and currently owned by the Company, and any cash surrender value thereon, to the Executive.

        NOW, THEREFORE, in consideration of the mutual covenants and representations contained herein, and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

        1.    Employment Period.

        The Company hereby employs the Executive, and the Executive agrees to serve the Company, under the terms of this Agreement for a term of three (3) years (the "Initial Term") commencing as of the date of this Agreement (the "Commencement Date"). Notwithstanding the foregoing, the Executive's employment hereunder may be earlier terminated, subject to Section 4 hereof. On each anniversary of the Commencement Date following the Initial Term, the term of this Agreement shall automatically be extended for an additional period of twelve (12) months; provided, however, that either party hereto may elect not to extend this Agreement by giving written notice to the other party at least twelve (12) months prior to any such anniversary date. The Initial Term and any renewal periods thereafter, until the termination of the Executive's employment hereunder, shall be referred to herein as the "Employment Period."

        2.    Duties and Status.

        The Company hereby engages the Executive as Executive Vice President of the Company on the terms and conditions set forth in this Agreement. During the Employment Period, the Executive shall report directly to the Chief Executive Officer of the Company and exercise such authority, perform such executive duties and functions and discharge such executive responsibilities as are reasonably associated with the Executive's position, consistent with the responsibilities assigned to officers of companies comparable to the Company, commensurate with the authority vested in the Executive pursuant to this Agreement and consistent with the By-laws of the Company. The Executive's primary duty shall be mergers and acquisitions integration. During the Employment Period, the Executive shall devote substantially all of his business time and his full skill and efforts to the business of the Company.

        3.    Compensation; Benefits and Expenses.

          (a)    Salary.    Subject to this Section 3(a), during the Employment Period, the Company shall pay to the Executive, as compensation for the performance of his duties and obligations under this Agreement, a base salary at the rate of $265,000 per annum, payable in arrears not less frequently than monthly in accordance with the normal payroll practices of the Company for its executive officers. The Executive's base salary shall be subject to review each year for possible increase by the Board of Directors of the Company (the "Board") in its sole discretion, but in no event shall such base salary be decreased from its then existing level during the Employment Period.

          (b)    Annual Bonus.    In addition to the base salary payable to the Executive hereunder, the Executive also shall be entitled to receive additional compensation, at such times and in such amounts, as shall be determined in the sole discretion of the Board and the Compensation Committee thereof in consultation with the Executive, consistent with the management bonus plan of the Company in effect from time to time for senior executives, if any.

          (c)    Stock Options.    The Executive shall be entitled to receive awards under any stock option or equity based incentive compensation plan or arrangement adopted by the Company during the Employment Period for which senior executives are eligible. The level of the Executive's participation in any such plan or arrangement shall be determined in the sole discretion of the Board and the Compensation Committee thereof in consultation with the Executive.

          (d)    Vacation and Sick Leave.    The Executive shall be entitled to five (5) weeks paid vacation time per calendar year and such paid sick leave as is in accordance with the normal Company policies and practices in effect from time to time for senior executives; provided, however, that no more than two weeks of such vacation time may be used consecutively, and provided, further, that any accrued but unused vacation time and paid sick leave remaining at the end of each calendar year shall be forfeited.

          (e)    Other Benefits.    During the Employment Period, the Executive shall be entitled to participate in all of the employee benefit plans, programs and arrangements of the Company in effect during the Employment Period which are generally available to the most senior executives of the Company (including, without limitation, 401(k) and group medical insurance plans), subject to and on a basis consistent with the terms, conditions and overall administration of such plans, programs and arrangements.

          (f)    Signing Bonus.    In addition to any other payments to the Executive under this Agreement, the Executive shall be paid a fee of $300,000 for entering into this Agreement, which shall be paid as follows: (i) $100,000 upon the execution of this Agreement, and (ii) $200,000 to be deposited into a "rabbi trust" (substantially in the form attached hereto as Exhibit B) and paid to the Executive in $100,000 increments on each of the first and second anniversaries of the date of the this Agreement, provided that, the Executive's employment has not been terminated by the Company for "cause," as defined in Section 4(a) hereof (except as provided in the following sentence), or by the Executive without "good reason," as defined in Section 4(b) hereof, as of each respective anniversary date. Solely for the purposes of the proviso in the preceding sentence, the term "cause" shall exclude the events described in Section 4(a)(iv) hereof, provided that, such conviction or plea (i) shall not be in connection with the Executive's performance of his duties hereunder and (ii) shall not materially injure the Company or adversely affect its reputation. Any termination of the Executive's employment due to death or Permanent and Total Disability (as defined in Section 4(d) hereof) shall in no manner effect the Company's or the rabbi trust's obligation to make payments due to the Executive under this Section 3(f).

          (g)    Non-Compete Payment.    As additional consideration for the Executive potentially limiting his future employment opportunities and compensation by agreeing to the non-competition provisions of Section 7(d) of this Agreement, the Executive will receive an additional payment of $300,000 upon the execution of this Agreement.

          (h)    Expenses.    In addition to any amounts payable to the Executive pursuant to this Section 3, the Company shall reimburse the Executive upon production of accounts and vouchers or other reasonable evidence of payment by the Executive, all in accordance with the Company's regular procedures in effect from time to time, all reasonable and ordinary expenses as shall have been incurred by him in the performance of his duties hereunder.

        4.    Termination of Employment.

          (a)    Termination for Cause.    The Company may terminate the Executive's employment hereunder for cause. For purposes of this Agreement and subject to the Executive's opportunity to cure as provided in Section 4(c) hereof, the Company shall have "cause" to terminate the Executive's employment hereunder if such termination shall be the result of:

              (i)  the Executive's failure to substantially perform his services hereunder which results in material harm to the Company, including the failure to comply in any material manner with the policies and rules of the Company or the directives of the Chief Executive Officer of the Company; or

             (ii)  the Executive's performance of any material act of fraud or dishonesty in connection with the performance of his duties hereunder; or

            (iii)  the Executive's gross negligence or willful misconduct in the performance of his duties hereunder; or

            (iv)  the Executive's conviction for, or plea of nolo contendere to, a felony or misdemeanor resulting in a jail sentence or any crime involving moral turpitude; or

             (v)  any material breach by the Executive of the obligations set forth below in Section 7.

          (b)    Termination for Good Reason.    The Executive shall have the right at any time to terminate his employment with the Company for any reason. For purposes of this Agreement and subject to the Company's opportunity to cure as provided in Section 4(c) hereof, the Executive shall have "good reason" to terminate his employment hereunder if such termination shall be the result of:

              (i)  a reduction by the Company of the Executive's base salary; or

             (ii)  a material diminution during the Employment Period in the Executive's duties or responsibilities, as set forth in Section 2 hereof; or

            (iii)  the relocation, without the Executive's prior written consent, of the Executive's principal work location beyond 50 miles from its current location.

          (c)    Notice and Opportunity to Cure.    Notwithstanding the provisions of Sections 4(a) and 4(b) hereof, it shall be a condition precedent to the Company's right to terminate the Executive's employment for "cause" and the Executive's right to terminate his employment for "good reason" that (1) the party seeking the termination shall first have given the other party written notice stating with reasonable specificity the reason for the termination ("breach") and (2) if such breach is susceptible of cure or remedy, a period of thirty days from and after the giving of such notice shall have elapsed without the breaching party having effectively cured or remedied such breach during such 30-day period, unless such breach cannot be cured or remedied within thirty days, in which case the period for remedy or cure shall be extended for a reasonable time (not to exceed an additional thirty days) provided the breaching party has made and continues to make a diligent effort to effect such remedy or cure. Notwithstanding anything to the contrary contained herein, the right to cure set forth in this Section 4(c) shall not apply if there are habitual or repeated breaches by either party.

          (d)    Termination Upon Death or Permanent and Total Disability.    The Employment Period shall be terminated by the death of the Executive. The Employment Period may be terminated by the Board if the Executive shall be rendered incapable of performing his duties to the Company by reason of any medically determined physical or mental impairment for a period of either (i) six (6) or more consecutive months from the first date of the Executive's absence due to the disability or (ii) nine (9) months during any eighteen (18) month period (a "Permanent and Total Disability"). If the Employment Period is terminated by reason of Permanent and Total Disability of the Executive, the Company shall give 30 days' advance written notice to that effect to the Executive. Until the effective date of the termination as a result of a Permanent and Total Disability, the Company shall continue to pay to the Executive the compensation set forth in Section 3 hereof; provided, however, that to the extent that the Executive receives payments pursuant to any disability insurance policy for which the Company pays the premium, the Company may deduct the amounts received by the Executive pursuant to that policy from the compensation payable to him.

        5.    Consequences of Termination.

          (a)    Without Cause or for Good Reason.    In the event of a termination of the Executive's employment during the Employment Period by the Company other than for "cause" (as provided for in Section 4(a) hereof) or by the Executive for "good reason" (as provided for in Section 4(b) hereof) or as a result of death or Permanent and Total Disability (as provided for in Section 4(d) hereof), the Company shall provide to the Executive (or his legal representative) (i) the rights, payments and benefits payable at such times as set forth herein, and (ii) a release and waiver of claims in favor of the Executive, substantially in the form attached hereto as Exhibit C, as consideration for the execution and non-revocation by the Executive of a release agreement in favor of the Company and its shareholders and their respective directors, officers and employees, substantially in the form attached hereto as Exhibit D:

            (i)    Salary.    A continuance of his salary at one hundred percent (100%) of his then current base salary, as a severance payment, for a period equal to the greater of (i) one (1) year from the date of termination of the Executive's employment or (ii) the period ending on the last day of the Initial Term (the "Severance Period"). The Executive, in his sole discretion, shall have the right to demand and receive such severance payments as a single, lump-sum cash payment. Any payments pursuant to this Section 5(a)(i) shall be in lieu of any other severance benefits to which the Executive is entitled pursuant to any other severance plans, programs, arrangements, or policies of the Company.

            (ii)    Options.    The impact of the Executive's termination of employment on the stock options held by the Executive (including, without limitation, the maximum period that any such option shall remain exercisable) shall be governed by the applicable stock option plan and agreement. Notwithstanding the foregoing, any stock options granted to the Executive on or after the Commencement Date shall provide that, upon termination of the Executive's employment by the Company other than for "cause" (as provided for in Section 4(a) hereof) or by the Executive for "good reason" (as provided for in Section 4(b) hereof), any unvested shares subject to such options shall become fully vested and immediately exercisable in connection with such termination.

            (iii)    Other Benefits.    During the Severance Period, the Executive will be entitled to a continuance of any applicable automobile allowance arrangement on the same basis as the Executive was entitled to participate immediately prior to the Severance Period. In addition, should the Executive elect COBRA health care continuation coverage in connection with a termination covered under this Section 5(a), he shall pay for such COBRA coverage at the rate, as in effect from time, that actively-employed executives of the Company pay for medical coverage and the Company shall be responsible for the remainder of the COBRA premium. If the Severance Period exceeds the period during which the Executive receives COBRA coverage, the Company shall pay the Executive a monthly cash allowance equal to the rate, as in effect from time to time, that the Company contributes towards the medical coverage for actively-employed executives of the Company. In the event that the Executive is covered under substitute benefit plans of another employer prior to the expiration of the Severance Period, the Company will no longer be obligated to continue the respective coverages provided for in this Section 5(a)(iii).

          (b)    Other Termination of Employment.    In the event that the Executive's employment with the Company is terminated during the Employment Period by the Company for "cause" (as provided for in Section 4(a) hereof), or by the Executive other than for "good reason" (as provided for in Section 4(b) hereof), the Company shall pay the Executive (or his legal representative) any earned but unpaid salary amounts and any unreimbursed expenses through the Executive's final date of employment with the Company, and the Company shall have no further obligations to the Executive, except under the plans, programs and arrangements described in Section 3(e) hereof in accordance with the terms of such plans.

          (c)    Withholding of Taxes.    All payments required to be made by the Company to the Executive under this Agreement shall be subject to the withholding of such amounts, if any, relating to tax, excise tax and other payroll deductions as the Company may reasonably determine it should withhold pursuant to any applicable law or regulation.

          (d)    No Other Obligations.    The benefits payable to the Executive under this Agreement are not in lieu of any benefits payable under any employee benefit plan, program or arrangement of the Company, except as provided specifically herein, and upon termination, the Executive will receive such benefits or payments, if any, as he may be entitled to receive pursuant to the terms of such plans, programs and arrangements. Except for the obligations of the Company provided by this Agreement (including, without limitation, pursuant to the preceding sentence hereof), the Company shall have no further obligations to the Executive upon his termination of employment.

          (e)    Reduction for "Parachute Payments".    Notwithstanding anything in this Agreement to the contrary, any amounts payable hereunder to the Executive in connection with a change in control, as well as any other "parachute payments," as such term is defined under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), payable under any other plans, agreements or policies of the Company, shall be reduced to the extent necessary to assure that the Executive does not become subject to the excess parachute payment excise tax under Section 4999 of the Code and the Company does not lose all or part of its compensation deduction for such payments.

        6.    Indemnity.

        The Company shall, during his employment with the Company and thereafter, indemnify the Executive to the fullest extent permitted by law and by its Certificate of Incorporation and By-laws and shall assure that the Executive is covered by the Company's directors' and officers' insurance policies and any other insurance policies that protect employees, as in effect from time to time.

        7.    Restrictive Covenants.

          (a)    Proprietary Information.

              (i)  The Executive agrees that all information and know-how, whether or not in writing, of a private, secret or confidential nature concerning the business or financial affairs of the

    Company or any of the Company's Affiliates is and shall be the exclusive property of the Company or the Company's Affiliates. Such information and know-how shall include, but not be limited to, inventions, products, processes, methods, techniques, formulas, compositions, compounds, projects, developments, plans, research data, clinical data, financial data, personnel data, computer programs, and customer and supplier lists (collectively, "Proprietary Information."). Except in connection with, and on a basis consistent with, the performance of his duties hereunder, the Executive shall not disclose any Proprietary Information to others outside the Company or the Company's Affiliates or use the same for any unauthorized purposes without written approval by the Board, either during or after the Employment Period.

             (ii)  The Executive agrees that all files, letters, memoranda, reports, records, data, sketches, drawings, laboratory notebooks, program listings, customer lists, customer solicitations or other written, photographic, or other tangible material containing Proprietary Information, whether created by the Executive or others, which shall come into his custody or possession, shall be and are the exclusive property of the Company or the Company's Affiliates to be used by the Executive only in the performance of his duties for the Company. The Executive agrees to deliver to the Company upon the expiration of the Employment Period such material containing Proprietary Information.

            (iii)  The Executive agrees that his obligation not to disclose or use information, know-how and records of the types set forth in paragraphs (i) and (ii) above, also extends to such types of information, know-how, records and tangible property of customers of the Company or the Company's Affiliates or suppliers to the Company or the Company's Affiliates or other third parties who may have disclosed or entrusted the same to the Company or the Company's Affiliates or to the Executive in the course of the Company's business.

            (iv)  Notwithstanding the foregoing, such Proprietary Information shall not include information which (A) is or becomes generally available or known to the public, other than as a result of any disclosure by the Executive in violation hereof; or (B) is or becomes available to the Executive on a non-confidential basis from any source other than the Company, other than any such source that the Executive knows is prohibited by a legal, contractual, or fiduciary obligation to the Company from disclosing such information.

             (v)  Other than in connection with any requirements pursuant to applicable "whistleblower" statutes, in the event that the Executive is requested pursuant to, or becomes compelled by, any applicable law, regulation, or legal process to disclose any Proprietary Information, the Executive shall provide the Company with prompt written notice thereof so that the Company may seek a protective order or other appropriate remedy or, in the Company's sole and absolute discretion, waive compliance with the terms hereof. In the event that no such protective order or other remedy is obtained, or the Company waives compliance with the terms hereof, the Executive shall furnish only that portion of such Proprietary Information which the Executive is advised by counsel is legally required. The Executive will cooperate with the Company, at the Company's sole cost and expense, in its efforts to obtain reliable assurance that confidential treatment will be accorded such Proprietary Information.

          (b)    Developments.

              (i)  The Executive shall make full and prompt disclosure to the Company of all inventions, improvements, discoveries, methods, developments, software, and works of authorship, whether patentable or not, which are created, made, conceived or reduced to practice by the Executive or under his direction or jointly with others during the Employment

    Period, whether or not during normal working hours or on the premises of the Company or the Company's Affiliates (collectively, "Developments").

             (ii)  The Executive agrees to assign and does hereby assign to the Company (or any entity designated by the Company) all his right, title and interest in and to all Developments and all related patents, patent applications, copyrights and copyright applications. The Executive also hereby waives all claims to moral rights in any Developments.

            (iii)  Notwithstanding anything to the contrary contained herein, the provisions of Sections 7(b)(i) and 7(b)(ii) hereof shall not apply to Developments which consist of products (and not of services) which do not relate to the present or planned business or research and development of the Company or the Company's Affiliates and which are made and conceived by the Executive not during normal working hours, not on the premises of the Company or the Company's Affiliates and not using the tools, devices, equipment or personnel of the Company or the Company's Affiliates or Proprietary Information.

            (iv)  The Executive agrees to cooperate fully with the Company or the Company's Affiliates, both during and after the Employment Period, with respect to the procurement, maintenance and enforcement of copyrights and patents (both in the United States and foreign countries) relating to Developments. The Executive shall sign all papers, including, without limitation, copyright applications, patent applications, declarations, oaths, formal assignments, assignment of priority rights, and powers of attorney, which the Company or the Company's Affiliates may deem reasonably necessary or desirable in order to protect their rights and interests in any Development.

          (c)    Other Agreements.    The Executive represents that his performance of all the terms of this Agreement and as an employee of the Company does not and will not breach any agreement, other than agreements with the Company's Affiliates, (i) to keep in confidence proprietary information, knowledge or data acquired by him in confidence or in trust prior to his employment with the Company, (ii) to refrain from competing, directly or indirectly, with the business of his previous employer or any other party, and (iii) to refrain from soliciting the employment of any employees of his previous employer or any other party.

          (d)    Non-Competition and Non-Solicitation.    During the Executive's employment hereunder and for a period of: (i) two (2) years thereafter upon the Executive's termination of employment by giving notice of non-renewal as set forth in Section 1 hereto, (ii) one (1) year thereafter upon the Company's termination of the Executive's employment by giving notice of non-renewal as set forth in Section 1 hereto, or (iii) two (2) years thereafter upon the Executive's termination of employment for any reason other than those set forth in (i) and (ii), without the prior written consent of the Company, the Executive shall not engage (whether as an employee, consultant, director or independent contractor) in any Business Activities on behalf of any person, firm or corporation, and the Executive shall not acquire any financial interest (except for equity interests in publicly-held companies that will not be significant and that, in any event, will not exceed five percent (5%) of equity of that company) in any entity which engages in Business Activities within 200 miles of any of the Company's offices in operation on the Commencement Date and within 100 miles of any office of the Company established after the Commencement Date. During the period that the above noncompetition restriction applies, the Executive shall not, without the written consent of the Company: (i) solicit any employee of the Company or any of the Company's Affiliates to terminate his employment, or (ii) solicit any customers, partners, resellers, vendors or suppliers of the Company on behalf of any individual or entity other than the Company or its Affiliates. As used herein, the term "Business Activities" shall mean conduct of business as a middle market information technology service provider focused on network management and monitoring, LAN-WAN broadband, security, storage, and messaging.

          (e)    Enforcement.    The Company shall be entitled to seek a restraining order or injunction in any court of competent jurisdiction to prevent any continuation of any violation of the provisions of this Section 7.

          (f)    Affiliates.    For purposes hereof, the Company's Affiliates shall mean any individual or entity that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the Company. For purposes of this definition, "control" means the power to direct the management and policies of another, whether through the ownership of voting securities, by contract or otherwise.

        8.    Notice.

        All notices, requests and other communications pursuant to this Agreement shall be in writing and shall be deemed to have been duly given, if delivered in person against receipt therefor, or by overnight courier, or sent by express, registered or certified mail, postage prepaid, addressed as follows:

If to the Executive:

If to the Company:

Either party may, by written notice to the other, change the address to which notices to such party are to be delivered or mailed.

        9.    Dispute Resolution; Mediation and Arbitration.

        Except as specifically provided herein, any dispute or controversy arising under or in connection with this Agreement shall be, upon the demand of either party, subject to a non-binding mediation proceeding before a mediator on the panel of the CPR Institute for Dispute Resolution, such mediator to be agreed upon by the parties. If a mediator is not agreed upon or if mediation is not successful, the matter shall be settled exclusively by arbitration, conducted before a single arbitrator mutually selected by the parties, in the State of New York, in accordance with the rules of the American Arbitration Association then in effect. If the parties are unable to agree on a single arbitrator, each party shall select an arbitrator and the two arbitrators selected by the parties shall select a third arbitrator. If three arbitrators are selected, they shall act by majority vote. Judgment may be entered on the arbitrator's award in any court having jurisdiction. Each party shall bear their own costs and expenses of any such mediation or arbitration proceeding and shall split evenly any common costs; provided, however, that if the dispute concerns the issue of termination for "cause" or resignation for "good reason," the non-prevailing party shall pay for all of the prevailing party's costs and expenses, including legal fees relating to such mediation or arbitration proceeding.

        10.    Waiver of Breach.

        Any waiver of any breach of this Agreement shall not be construed to be a continuing waiver or consent to any subsequent breach on the part either of the Executive or of the Company.

        11.    Non-Assignment; Successors.

        Neither party hereto may assign his or its rights or delegate his or its duties under this Agreement without the prior written consent of the other party; provided, however, that (i) this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company upon any sale of all or substantially all of the Company's assets, or upon any merger, consolidation or reorganization of the Company with or into any other corporation, all as though such successors and assigns of the

Company and their respective successors and assigns were the Company; and (ii) this Agreement shall inure to the benefit of and be binding upon the heirs, assigns or designees of the Executive to the extent of any payments due to them hereunder. As used in this Agreement, the term "Company" shall be deemed to refer to any such successor or assign of the Company referred to in the preceding sentence.

        12.    Severability.

        To the extent any provision of this Agreement or portion thereof shall be invalid or unenforceable, it shall be considered deleted therefrom and the remainder of such provision and of this Agreement shall be unaffected and shall continue in full force and effect.

        13.    Counterparts.

        This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

        14.    Governing Law.

        This Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of New York, without giving effect to the choice of law principles thereof.

        15.    Entire Agreement.

        This Agreement constitutes the entire agreement by the Company and the Executive with respect to the subject matter hereof and except as specifically provided herein, supersedes any and all prior agreements or understandings between the Executive and the Company with respect to the subject matter hereof, whether written or oral (including, without limitation, the employment agreement dated September 1, 1996, and all amendments thereto). This Agreement may be amended or modified only by a written instrument executed by the Executive and the Company.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of                        , 2004.

Steven H. Rothman
MTM TECHNOLOGIES, INC.
By:
Print Name:
Print Title:

Exhibit A

     , 2004

Mr. Steven H. Rothman
c/o MTM Technologies, Inc.
614 Corporate Way
Valley Cottage, New York 10989

Dear Mr. Rothman:

        Reference is hereby made to the Employment Agreement between you and MTM Technologies, Inc. dated as of the date hereof and all defined terms set forth in such Employment Agreement are incorporated herein.

        In connection with your entering into the Employment Agreement, you and the Company hereby covenant and agree as follows:

          1.    Auto Allowance.    As of the Commencement Date, you agree to assume the Company's obligation under the automobile lease (the "Lease") which the Company maintained for your benefit prior to the Commencement Date and the Company will have no further obligations or liabilities with respect to the Lease. In consideration for your assumption of such obligations, the Company will provide to you a monthly automobile allowance of $1,800. Such allowance will be provided until the earlier of (i) the 18-month anniversary of the Commencement Date or (ii) the date your employment with the Company is terminated. You acknowledge that (i) notwithstanding the provisions of Section 3(h) of the Employment Agreement, during the 18-month period starting on the Commencement Date, the Company will not provide any further reimbursement or allowance for automobile-related expenses, and (ii) you will be required to provide the Company with documentation concerning the extent to which the automobile subject to the Lease is being used for business purposes.

          2.    Life Insurance.    As of the Commencement Date, the Company will assign to you the life insurance policy (the "Policy") which the Company maintained for your benefit prior to the Commencement Date, as well as any cash surrender value thereof, and the Company will have no further obligations or liabilities with respect to the Policy.

          3.    Tax Withholding.    You hereby acknowledge that all payments required to be made by the Company to you under this Agreement, and all actions taken by the Company hereunder, shall be subject to the withholding of such amounts, if any, relating to tax, excise tax and other payroll deductions as the Company may reasonably determine it should withhold pursuant to any applicable law or regulation.

Exhibit A-1

        Please acknowledge your agreement to the matters set forth herein by signing a copy of this letter in the space indicated below and returning such signed copy to my attention. Once again, we look forward to your continued employment with the Company.

Sincerely,

Name:
Title:
on behalf of the Company
Acknowledged and agreed as of the date hereof:
Steven H. Rothman

Exhibit A-2

Exhibit B

RABBI TRUST

Exhibit B-1

Exhibit C

RELEASE OF CLAIMS AND COVENANT NOT TO SUE

        This RELEASE OF CLAIMS AND COVENANT NOT TO SUE is executed and delivered by MTM Technologies, Inc., a New York corporation (the "Company"), to Steven H. Rothman (the "Executive").

        Pursuant to the provisions of Section 5(a) of the employment agreement between the Company and the Executive dated                        , 2004 (the "Employment Agreement") the Company hereby agrees as follows:

        The Company and its affiliates release and forever discharge the Executive from, and covenant not to sue or proceed against the Executive on the basis of, any and all past or present causes of action, suits, agreements or other claims which the Company or its affiliates have against the Executive upon or by reason of any matter, cause or thing whatsoever, including, but not limited to, any matters arising out of his employment by the Company and the cessation of said employment. This release shall not, however, constitute a waiver of any of the Company's rights under the Employment Agreement. The Company hereby covenants that it has not transferred or assigned to any person or entity any of the claims that are subject to this release and covenant.

        This RELEASE OF CLAIMS AND COVENANT NOT TO SUE is executed by the Company and delivered to the Executive on                        , 20      .

MTM TECHNOLOGIES, INC.
By:
Print Name:
Print Title:

Exhibit C-1

Exhibit D

RELEASE AGREEMENT

        This RELEASE AGREEMENT (the "Agreement") is made as of                        , 20    by and between MTM Technologies, Inc., a New York corporation (the "Company"), and Steven H. Rothman (the "Executive").

Recitals:

        A.    The Company and the Executive are parties to an Employment Agreement dated                        , 2004 (the "Employment Agreement"). Capitalized terms that are not otherwise defined herein shall have the meanings ascribed to such terms in the Employment Agreement.

        B.    Effective as of                        , 20    (the "Separation Date"), the Executive's employment with the Company was or will be terminated.

        C.    The Company is not obligated to pay the Executive any additional compensation or benefits other than that which has been earned as of the Executive's Separation Date and other than that which is set forth in the Employment Agreement. This Agreement is the Release Agreement referenced in the Employment Agreement and the payment of the severance benefits set forth in the Employment Agreement is conditioned upon the execution and delivery by the Executive of this Agreement.

Agreement:

        NOW, THEREFORE, in return for good and valuable consideration and in consideration of the premises and the mutual promises made hereafter, the Executive and the Company agree as follows:

        1.    Employment Agreement.    Subject to the terms and conditions of the Employment Agreement; (a) the Company agrees to pay the Executive the severance payments and to otherwise comply with the provisions of the Employment Agreement, as the case may be, and (b) the Executive agrees to comply with the restrictive covenants in Section 7 of the Employment Agreement and to otherwise comply with the provisions of the Employment Agreement.

        2.    Acknowledgment.    The Executive and the Company acknowledge that the amounts to be paid pursuant to the Employment Agreement are in excess of any earned wages or benefits due and owing the Executive through his Separation Date.

        3.    Release.    In exchange for the good and valuable consideration set forth in Section 1 of this Agreement, the Executive, on behalf of himself, his heirs, executors and assigns, releases, waives and discharges any and all manner of action, causes of action, claims, rights, charges, suits, damages, debts, demands, obligations, attorneys' fees, or any and all other liabilities or claims of whatsoever nature, whether in law or in equity, known or unknown, including, but not limited to, any claim and/or claim of damages or other relief for tort, breach of contract, personal injury, negligence, age discrimination under The Age Discrimination In Employment Act of 1967, any alleged violation of the Civil Rights Acts of 1964 and 1991, the Equal Pay Act of 1963, the Rehabilitation Act of 1973, the Older Workers Benefit Protection Act of 1990, the Americans with Disabilities Act of 1990, the Family and Medical Leave Act of 1993, any employment discrimination prohibited by other federal, state or local laws, including, but not limited to, sex, race, national origin, marital status, age, handicap, height, weight, or religious discrimination, and any other claims for unlawful employment practices which the Executive has claimed or may claim or could claim in any local, state or federal forum, against the Company, its shareholders and their respective directors, officers, employees, successors and assigns, affiliates and all others, as a result of the Executive's employment at, and separation of employment from, the Company; provided that, the Executive and the Company retain the right to enforce this Agreement and the provisions of Section 5(a) of the Employment Agreement. The Executive hereby covenants that he

Exhibit D-1

has not transferred or assigned to any person or entity any of the claims that are subject to this release and covenant.

        4.    Irrevocable Bar.    The parties intend that this Agreement will irrevocably bar any action or claim whatsoever by the Executive against the Company for any resultant injuries or damages, whether known or unknown, sustained or to be sustained, as a result of any of the Company's acts, omissions and conduct having occurred up to the present date, including, but not limited to, the Executive's employment with the Company and the termination of that employment, other than those concerning this Agreement and the provisions of Section 5(a) of the Employment Agreement.

        5.    Rights or Claims Arising After the Date Hereof.    The Executive and the Company understand that the Executive is not waiving rights or claims that may arise as a result of any act, omission or conduct of the Company occurring after the date this Agreement is executed.

        6.    Review of Agreement.    The Executive understands and agrees that he has read this Agreement carefully and understands all of its terms.

        7.    Advice to Consult Attorney.    The Executive understands and agrees that he is advised to consult with an attorney prior to executing this Agreement.

        8.    Period within which to Consider Agreement.    The Executive understands and agrees that he has been given 21 days (or more) within which to consider this Agreement.

        9.    Revocation.    The Executive understands and agrees that he may revoke this Agreement for a period of seven (7) calendar days following the execution of this Agreement. Neither this Agreement nor the Company's obligations under Section 5(a) of the Employment Agreement shall be effective until this revocation period has expired (at which time such obligations shall be effective, retroactive to the time contemplated in the Employment Agreement). Without limiting the generality of the foregoing, the provisions of Section 7 of the Employment Agreement (relative to restrictive covenants) shall not be terminated or otherwise affected by any revocation of this Agreement. The Executive understands that any revocation, to be effective, must be in writing and received, within seven (7) days of execution of this Agreement, by the Company at its principal executive offices.

        10.    Voluntary Action; No Reliance.    In agreeing to sign this Agreement, the Executive is doing so completely voluntarily and agrees that he has not relied on any oral statements or explanations made by the Company or its representatives.

        11.    Nondisclosure.    Both parties agree not to disclose the terms of this Agreement to any third party, except as is required by law, or as is necessary for purposes of securing counsel from either parties' attorneys or accountants.

        12.    No Disparaging Statements.    The Executive and the Company agree not to make any disparaging statements about the other.

        13.    Full Accord and Satisfaction.    This Agreement is in full accord and satisfaction and compromise of the claims of the Executive and the Company and is not to be construed as an admission of liability on the part of the Company.

        14.    Miscellaneous.    The headings in this Agreement are inserted for convenience of reference only and shall not be a part of or control or affect the meaning of any provision hereof. This Agreement maybe executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument, and shall bind and shall inure to the benefit of the parties hereto, and their respective successors and assigns. Copies (photostatic, facsimile or otherwise) of this Agreement and signatures hereto shall be deemed to be originals and may be relied on to the same extent as the manually-signed originals. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Exhibit D-2

        15.    Entire Agreement, Modification.    This Agreement contains the entire agreement between the Executive and the Company with respect to the subject matter hereof. Any modification of this Agreement must be made in writing and signed by the Executive and an officer specifically authorized to do so by the Board of Directors of the Company.

[SIGNATURES ON NEXT PAGE]

Exhibit D-3

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

Witness:
Steven H. Rothman
MTM TECHNOLOGIES, INC.
By:
Print Name:
Print Title:

Exhibit D-4

Appendix H

MTM TECHNOLOGIES, INC.

EMPLOYMENT AGREEMENT

        This EMPLOYMENT AGREEMENT (this "Agreement") is made this        day of                  , 2004 by and between MTM Technologies, Inc., a New York corporation (the "Company"), and Francis J. Alfano (the "Executive").

        WHEREAS, the parties hereto wish to enter into a employment agreement to employ the Executive as the Chief Executive Officer of the Company and to set forth the terms and conditions of such employment.

        NOW, THEREFORE, in consideration of the mutual covenants and representations contained herein, and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

        1.    Employment Period.

        The Company hereby employs the Executive, and the Executive agrees to serve the Company, under the terms of this Agreement for a term of three (3) years (the "Initial Term") commencing as of the date of this Agreement (the "Commencement Date"). Notwithstanding the foregoing, the Executive's employment hereunder may be earlier terminated, subject to Section 4 hereof. On each anniversary of the Commencement Date following the Initial Term, the term of this Agreement shall automatically be extended for an additional period of twelve (12) months; provided, however, that either party hereto may elect not to extend this Agreement by giving written notice to the other party at least twelve (12) months prior to any such anniversary date. The Initial Term and any renewal periods thereafter, until the termination of the Executive's employment hereunder, shall be referred to herein as the "Employment Period."

        2.    Duties and Status.

        The Company hereby engages the Executive as the Chief Executive Officer of the Company on the terms and conditions set forth in this Agreement. Additionally, the Company shall nominate the Executive to serve as a director on the Company's Board of Directors (the "Board") during the Employment Period. During the Employment Period, the Executive shall report directly to the Board and exercise such authority, perform such executive duties and functions and discharge such executive responsibilities as are reasonably associated with the Executive's position, consistent with the responsibilities assigned to officers of companies comparable to the Company, commensurate with the authority vested in the Executive pursuant to this Agreement and consistent with the By-laws of the Company. The Executive will render such business and professional services in the performance of his duties, consistent with the Executive's position within the Company, as shall reasonably be assigned to him by the Board. During the Employment Period, the Executive shall devote substantially all of his business time and his full skill and efforts to the business of the Company.

        3.    Compensation; Benefits and Expenses.

          (a)    Salary.    Subject to this Section 3(a), during the Employment Period, the Company shall pay to the Executive, as compensation for the performance of his duties and obligations under this Agreement, a base salary at the rate of $225,000 per annum, payable in arrears not less frequently than monthly in accordance with the normal payroll practices of the Company. Notwithstanding anything contained in this Section 3(a) to the contrary, if the Company's milestones and goals as set by the Board for the first year following the Commencement Date have been met (such determination to be made by the Board in its sole discretion), the Company shall pay to the executive for the second and succeeding years of the Employment Period, a base salary at the rate of $275,000 per annum, payable in arrears not less frequently than monthly in accordance with the normal payroll practices of the Company for its executive officers. The Executive's base salary shall be subject to review each year for possible increase by the Board in its sole discretion, but in no event shall such base salary be decreased from its then existing level during the Employment Period.

          (b)    Bonus.    In addition to the base salary payable to the Executive hereunder, the Executive also shall be entitled to receive additional compensation, at such times and in such amounts, as shall be determined in the sole discretion of the Board and the Compensation Committee thereof in consultation with the Executive, consistent with the management bonus plan of the Company in effect from time to time for senior executives, if any.

          (c)    Stock Options.    The Executive shall be entitled to receive awards under any stock option or equity based incentive compensation plan or arrangement adopted by the Company during the Employment Period for which senior executives are eligible. The level of the Executive's participation in any such plan or arrangement shall be determined in the sole discretion of the Board and the Compensation Committee thereof in consultation with the Executive.

          (d)    Vacation and Sick Leave.    The Executive shall be entitled to four (4) weeks paid vacation time per calendar year and such paid sick leave as is in accordance with the normal Company policies and practices in effect from time to time for senior executives; provided, however, that no more than two weeks of such vacation time may be used consecutively, and provided, further, that any accrued but unused vacation time and paid sick leave remaining at the end of each calendar year shall be forfeited.

          (e)    Other Benefits.    During the Employment Period, the Executive shall be entitled to participate in all of the employee benefit plans, programs and arrangements of the Company in effect during the Employment Period which are generally available to the most senior executives of the Company (including, without limitation, 401(k) and group medical insurance plans), subject to and on a basis consistent with the terms, conditions and overall administration of such plans, programs and arrangements.

          (f)    Expenses.    In addition to any amounts payable to the Executive pursuant to this Section 3, the Company shall reimburse the Executive upon production of accounts and vouchers or other reasonable evidence of payment by the Executive, all in accordance with the Company's regular procedures in effect from time to time, all reasonable and ordinary expenses as shall have been incurred by him in the performance of his duties hereunder.

        4.    Termination of Employment.

          (a)    Termination for Cause.    The Company may terminate the Executive's employment hereunder for cause. For purposes of this Agreement and subject to the Executive's opportunity to cure as provided in Section 4(c) hereof, the Company shall have "cause" to terminate the Executive's employment hereunder if such termination shall be the result of:

              (i)  the Executive's failure to comply in any material manner with the reasonable policies and rules of the Company or the directives of the Board; or

             (ii)  the Executive's performance of any material act of fraud or dishonesty in connection with the performance of his duties hereunder; or

            (iii)  the Executive's gross negligence or willful misconduct in the performance of his duties hereunder; or

            (iv)  the Executive's conviction for, or plea of nolo contendere to, a felony or misdemeanor resulting in a jail sentence or any crime involving moral turpitude; or

             (v)  any material breach by the Executive of the obligations set forth below in Section 7.

          (b)    Termination for Good Reason.    The Executive shall have the right at any time to terminate his employment with the Company for any reason. For purposes of this Agreement and subject to the Company's opportunity to cure as provided in Section 4(c) hereof, the Executive shall have "good reason" to terminate his employment hereunder if such termination shall be the result of:

              (i)  a reduction by the Company of the Executive's base salary; or

             (ii)  a material diminution during the Employment Period in the Executive's duties or responsibilities, as set forth in Section 2 hereof; or

            (iii)  the relocation, without the Executive's prior written consent, of the Executive's principal work location beyond 50 miles from its current location; or

            (iv)  the failure to nominate the Executive to serve as a director of the Board.

          (c)    Notice and Opportunity to Cure.    Notwithstanding the provisions of Sections 4(a) and 4(b) hereof, it shall be a condition precedent to the Company's right to terminate the Executive's employment for "cause" and the Executive's right to terminate his employment for "good reason" that (1) the party seeking the termination shall first have given the other party written notice stating with reasonable specificity the reason for the termination ("breach") and (2) if such breach is susceptible of cure or remedy, a period of thirty days from and after the giving of such notice shall have elapsed without the breaching party having effectively cured or remedied such breach during such 30-day period, unless such breach cannot be cured or remedied within thirty days, in which case the period for remedy or cure shall be extended for a reasonable time (not to exceed an additional thirty days) provided the breaching party has made and continues to make a diligent effort to effect such remedy or cure. Notwithstanding anything to the contrary contained herein, the right to cure set forth in this Section 4(c) shall not apply if there are habitual or repeated breaches by either party.

          (d)    Termination Upon Death or Permanent and Total Disability.    The Employment Period shall be terminated by the death of the Executive. The Employment Period may be terminated by the Board if the Executive shall be rendered incapable of performing his duties to the Company by reason of any medically determined physical or mental impairment for a period of either (i) six (6) or more consecutive months from the first date of the Executive's absence due to the disability or (ii) nine (9) months during any eighteen (18) month period (a "Permanent and Total Disability"). If the Employment Period is terminated by reason of Permanent and Total Disability of the Executive, the Company shall give 30 days' advance written notice to that effect to the Executive. Until the effective date of the termination as a result of a Permanent and Total Disability, the Company shall continue to pay to the Executive the compensation set forth in Section 3 hereof; provided, however, that to the extent that the Executive receives payments pursuant to any disability insurance policy for which the Company pays the premium, the Company may deduct the amounts received by the Executive pursuant to that policy from the compensation payable to him.

        5.    Consequences of Termination.

          (a)    Without Cause or for Good Reason.    In the event of a termination of the Executive's employment during the Employment Period by the Company other than for "cause" (as provided for in Section 4(a) hereof) or by the Executive for "good reason" (as provided for in Section 4(b) hereof) or as a result of death or Permanent and Total Disability (as provided for in Section 4(d) hereof), the Company shall provide to the Executive (or his legal representative) (i) the rights, payments and benefits payable at such times as set forth herein, and (ii) a release and waiver of claims in favor of the Executive, substantially in the form attached hereto as Exhibit A, as consideration for the execution and non-revocation by the Executive of a release agreement in favor of the Company and its shareholders and their respective directors, officers and employees, substantially in the form attached hereto as Exhibit B:

            (i)    Salary.    A continuance of his salary at one hundred percent (100%) of his then current base salary, as a severance payment, for a period equal to the greater of (i) one (1) year from the date of termination of the Executive's employment or (ii) the period ending on the last day of the Initial Term (the "Severance Period"). The Executive, in his sole discretion, shall have the right to demand and receive such severance payments as a single, lump-sum cash payment. Any payments pursuant to this Section 5(a)(i) shall be in lieu of any other severance benefits to which the Executive is entitled pursuant to any other severance plans, programs, arrangements, or policies of the Company.

            (ii)    Options.    The impact of the Executive's termination of employment on the stock options held by the Executive (including, without limitation, the maximum period that any such option shall remain exercisable) shall be governed by the applicable stock option plan and agreement. Notwithstanding the foregoing, any stock options granted to the Executive on or after the Commencement Date shall provide that, upon termination of the Executive's employment by the Company other than for "cause" (as provided for in Section 4(a) hereof) or by the Executive for "good reason" (as provided for in Section 4(b) hereof), any unvested shares subject to such options shall become fully vested and immediately exercisable in connection with such termination.

            (iii)    Other Benefits.    During the Severance Period, the Executive will be entitled to a continuance of coverage under all health, life, disability and similar employee benefit plans and programs of the Company on the same basis as the Executive was entitled to participate immediately prior to the Severance Period, provided that the Executive's continued participation is possible under the general terms and provisions of such plans and programs. In the event that the Executive's participation in any such plan or program is barred for any reason, the Company shall arrange to provide the Executive with benefits substantially similar to those which the Executive would otherwise have been entitled to receive under such plans and programs from which his continued participation is barred; provided, however, that the aggregate cost of providing benefits to the Executive pursuant to this Section 5(a)(iii) shall not be materially increased as a result of providing such alternative coverage. In the event that the Executive is covered under substitute benefit plans of another employer prior to the expiration of the Severance Period, the Company will no longer be obligated to continue the respective coverages provided for in this Section 5(a)(iii).

          (b)    Other Termination of Employment.    In the event that the Executive's employment with the Company is terminated during the Employment Period by the Company for "cause" (as provided for in Section 4(a) hereof), or by the Executive other than for "good reason" (as provided for in Section 4(b) hereof), the Company shall pay the Executive (or his legal representative) any earned but unpaid salary amounts and any unreimbursed expenses through the Executive's final date of employment with the Company, and the Company shall have no further obligations to the Executive, except under the plans, programs and arrangements described in Section 3(e) hereof in accordance with the terms of such plans.

          (c)    Withholding of Taxes.    All payments required to be made by the Company to the Executive under this Agreement shall be subject to the withholding of such amounts, if any, relating to tax, excise tax and other payroll deductions as the Company may reasonably determine it should withhold pursuant to any applicable law or regulation.

          (d)    No Other Obligations.    The benefits payable to the Executive under this Agreement are not in lieu of any benefits payable under any employee benefit plan, program or arrangement of the Company, except as provided specifically herein, and upon termination, the Executive will receive such benefits or payments, if any, as he may be entitled to receive pursuant to the terms of such plans, programs and arrangements. Except for the obligations of the Company provided by this Agreement (including, without limitation, pursuant to the preceding sentence hereof), the Company shall have no further obligations to the Executive upon his termination of employment.

          (e)    Reduction for "Parachute Payments".    Notwithstanding anything in this Agreement to the contrary, any amounts payable hereunder to the Executive in connection with a change in control, as well as any other "parachute payments," as such term is defined under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), payable under any other plans, agreements or policies of the Company, shall be reduced to the extent necessary to assure that the Executive does not become subject to the excess parachute payment excise tax under Section 4999 of the Code and the Company does not lose all or part of its compensation deduction for such payments.

        6.    Indemnity.

        The Company shall, during his employment with the Company and thereafter, indemnify the Executive to the fullest extent permitted by law and by its Certificate of Incorporation and By-laws and shall assure that the Executive is covered by the Company's directors' and officers' insurance policies and any other insurance policies that protect employees, as in effect from time to time.

        7.    Restrictive Covenants.

          (a)    Proprietary Information.

              (i)  The Executive agrees that all information and know-how, whether or not in writing, of a private, secret or confidential nature concerning the business or financial affairs of the Company or any of the Company's Affiliates is and shall be the exclusive property of the Company or the Company's Affiliates. Such information and know-how shall include, but not be limited to, inventions, products, processes, methods, techniques, formulas, compositions, compounds, projects, developments, plans, research data, clinical data, financial data, personnel data, computer programs, and customer and supplier lists (collectively, "Proprietary Information."). Except in connection with, and on a basis consistent with, the performance of his duties hereunder, the Executive shall not disclose any Proprietary Information to others outside the Company or the Company's Affiliates or use the same for any unauthorized purposes without written approval by the Board, either during or after the Employment Period.

             (ii)  The Executive agrees that all files, letters, memoranda, reports, records, data, sketches, drawings, laboratory notebooks, program listings, customer lists, customer solicitations or other written, photographic, or other tangible material containing Proprietary Information, whether created by the Executive or others, which shall come into his custody or possession, shall be and are the exclusive property of the Company or the Company's Affiliates to be used by the Executive only in the performance of his duties for the Company. The Executive agrees to deliver to the Company upon the expiration of the Employment Period such material containing Proprietary Information.

            (iii)  The Executive agrees that his obligation not to disclose or use information, know-how and records of the types set forth in paragraphs (i) and (ii) above, also extends to such types of information, know-how, records and tangible property of customers of the Company or the Company's Affiliates or suppliers to the Company or the Company's Affiliates or other third parties who may have disclosed or entrusted the same to the Company or the Company's Affiliates or to the Executive in the course of the Company's business.

            (iv)  Notwithstanding the foregoing, such Proprietary Information shall not include information which (A) is or becomes generally available or known to the public, other than as a result of any disclosure by the Executive in violation hereof; or (B) is or becomes available to the Executive on a non-confidential basis from any source other than the Company, other than any such source that the Executive knows is prohibited by a legal, contractual, or fiduciary obligation to the Company from disclosing such information.

             (v)  Other than in connection with any requirements pursuant to applicable "whistleblower" statutes, in the event that the Executive is requested pursuant to, or becomes compelled by, any applicable law, regulation, or legal process to disclose any Proprietary Information, the Executive shall provide the Company with prompt written notice thereof so that the Company may seek a protective order or other appropriate remedy or, in the Company's sole and absolute discretion, waive compliance with the terms hereof. In the event that no such protective order or other remedy is obtained, or the Company waives compliance with the terms hereof, the Executive shall furnish only that portion of such Proprietary Information which the Executive is advised by counsel is legally required. The Executive will cooperate with the Company, at the Company's sole cost and expense, in its efforts to obtain reliable assurance that confidential treatment will be accorded such Proprietary Information.

          (b)    Developments.

              (i)  The Executive shall make full and prompt disclosure to the Company of all inventions, improvements, discoveries, methods, developments, software, and works of authorship, whether patentable or not, which are created, made, conceived or reduced to practice by the Executive or under his direction or jointly with others during the Employment Period, whether or not during normal working hours or on the premises of the Company or the Company's Affiliates (collectively, "Developments").

             (ii)  The Executive agrees to assign and does hereby assign to the Company (or any entity designated by the Company) all his right, title and interest in and to all Developments and all related patents, patent applications, copyrights and copyright applications. The Executive also hereby waives all claims to moral rights in any Developments.

            (iii)  Notwithstanding anything to the contrary contained herein, the provisions of Sections 7(b)(i) and 7(b)(ii) hereof shall not apply to Developments which consist of products (and not of services) which do not relate to the present or planned business or research and development of the Company or the Company's Affiliates and which are made and conceived by the Executive not during normal working hours, not on the premises of the Company or the Company's Affiliates and not using the tools, devices, equipment or personnel of the Company or the Company's Affiliates or Proprietary Information.

            (iv)  The Executive agrees to cooperate fully with the Company or the Company's Affiliates, both during and after the Employment Period, with respect to the procurement, maintenance and enforcement of copyrights and patents (both in the United States and foreign countries) relating to Developments. The Executive shall sign all papers, including, without limitation, copyright applications, patent applications, declarations, oaths, formal assignments, assignment of priority rights, and powers of attorney, which the Company or the Company's Affiliates may deem reasonably necessary or desirable in order to protect their rights and interests in any Development.

          (c)    Other Agreements.    The Executive represents that his performance of all the terms of this Agreement and as an employee of the Company does not and will not breach any agreement, other than agreements with the Company's Affiliates, (i) to keep in confidence proprietary information, knowledge or data acquired by him in confidence or in trust prior to his employment with the Company, (ii) to refrain from competing, directly or indirectly, with the business of his previous employer or any other party, and (iii) to refrain from soliciting the employment of any employees of his previous employer or any other party.

          (d)    Non-Competition and Non-Solicitation.    During the Executive's employment hereunder and for a period of: (i) two (2) years thereafter upon the Executive's termination of employment by giving notice of non-renewal as set forth in Section 1 hereto, (ii) one (1) year thereafter upon the Company's termination of the Executive's employment by giving notice of non-renewal as set forth in Section 1 hereto, or (iii) two (2) years thereafter upon the Executive's termination of employment for any reason other than those set forth in (i) and (ii), without the prior written consent of the Company, the Executive shall not engage (whether as an employee, consultant, director or independent contractor) in any Business Activities on behalf of any person, firm or corporation, and the Executive shall not acquire any financial interest (except for equity interests in publicly-held companies that will not be significant and that, in any event, will not exceed five percent (5%) of equity of that company) in any entity which engages in Business Activities within 200 miles of any of the Company's offices in operation on the Commencement Date and within 100 miles of any office of the Company established after the Commencement Date. During the period that the above noncompetition restriction applies, the Executive shall not, without the written consent of the Company: (i) solicit any employee of the Company or any of the Company's Affiliates to terminate his employment, or (ii) solicit any customers, partners, resellers, vendors or suppliers of the Company on behalf of any individual or entity other than the Company or its Affiliates. As used herein, the term "Business Activities" shall mean conduct of business as a middle market information technology service provider focused on network management and monitoring, LAN-WAN broadband, security, storage, and messaging.

          (e)    Enforcement.    The Company shall be entitled to seek a restraining order or injunction in any court of competent jurisdiction to prevent any continuation of any violation of the provisions of this Section 7.

          (f)    Affiliates.    For purposes hereof, the Company's Affiliates shall mean any individual or entity that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the Company. For purposes of this definition, "control" means the power to direct the management and policies of another, whether through the ownership of voting securities, by contract or otherwise.

        8.    Notice.

        All notices, requests and other communications pursuant to this Agreement shall be in writing and shall be deemed to have been duly given, if delivered in person against written receipt therefor, or by overnight courier, or sent by express, registered or certified mail, postage prepaid, addressed as follows:

        If to the Executive:

        If to the Company:

Either party may, by written notice to the other, change the address to which notices to such party are to be delivered or mailed.

        9.    Dispute Resolution; Mediation and Arbitration.

        Except as specifically provided herein, any dispute or controversy arising under or in connection with this Agreement shall be, upon the demand of either party, subject to a non-binding mediation proceeding before a mediator on the panel of the CPR Institute for Dispute Resolution, such mediator to be agreed upon by the parties. If a mediator is not agreed upon or if mediation is not successful, the matter shall be settled exclusively by arbitration, conducted before a single arbitrator mutually selected by the parties, in the State of New York, in accordance with the rules of the American Arbitration Association then in effect. If the parties are unable to agree on a single arbitrator, each party shall select an arbitrator and the two arbitrators selected by the parties shall select a third arbitrator. If three arbitrators are selected, they shall act by majority vote. Judgment may be entered on the arbitrator's award in any court having jurisdiction. Each party shall bear their own costs and expenses of any such mediation or arbitration proceeding and shall split evenly any common costs; provided, however, that if the dispute concerns the issue of termination for "cause" or resignation for "good reason," the non-prevailing party shall pay for all of the prevailing party's costs and expenses, including legal fees relating to such mediation or arbitration proceeding.

        10.    Waiver of Breach.

        Any waiver of any breach of this Agreement shall not be construed to be a continuing waiver or consent to any subsequent breach on the part either of the Executive or of the Company.

        11.    Non-Assignment; Successors.

        Neither party hereto may assign his or its rights or delegate his or its duties under this Agreement without the prior written consent of the other party; provided, however, that (i) this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company upon any sale of all or substantially all of the Company's assets, or upon any merger, consolidation or reorganization of the Company with or into any other corporation, all as though such successors and assigns of the Company and their respective successors and assigns were the Company; and (ii) this Agreement shall inure to the benefit of and be binding upon the heirs, assigns or designees of the Executive to the extent of any payments due to them hereunder. As used in this Agreement, the term "Company" shall be deemed to refer to any such successor or assign of the Company referred to in the preceding sentence.

        12.    Severability.

        To the extent any provision of this Agreement or portion thereof shall be invalid or unenforceable, it shall be considered deleted therefrom and the remainder of such provision and of this Agreement shall be unaffected and shall continue in full force and effect.

        13.    Counterparts.

        This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

        14.    Governing Law.

        This Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of New York, without giving effect to the choice of law principles thereof.

        15.    Entire Agreement.

        This Agreement constitutes the entire agreement by the Company and the Executive with respect to the subject matter hereof and except as specifically provided herein, supersedes any and all prior agreements or understandings between the Executive and the Company with respect to the subject matter hereof, whether written or oral. This Agreement may be amended or modified only by a written instrument executed by the Executive and the Company.

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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of                        , 2004.

Francis J. Alfano
MTM TECHNOLOGIES, INC.
By:

Print Name:

Print Title:

Exhibit A

RELEASE OF CLAIMS AND COVENANT NOT TO SUE

        This RELEASE OF CLAIMS AND COVENANT NOT TO SUE is executed and delivered by MTM Technologies, Inc., a New York corporation (the "Company"), to Francis J. Alfano (the "Executive").

        Pursuant to the provisions of Section 5(a) of the employment agreement between the Company and the Executive dated                        , 2004 (the "Employment Agreement") the Company hereby agrees as follows:

        The Company and its affiliates release and forever discharge the Executive from, and covenant not to sue or proceed against the Executive on the basis of, any and all past or present causes of action, suits, agreements or other claims which the Company or its affiliates have against the Executive upon or by reason of any matter, cause or thing whatsoever, including, but not limited to, any matters arising out of his employment by the Company and the cessation of said employment. This release shall not, however, constitute a waiver of any of the Company's rights under the Employment Agreement. The Company hereby covenants that it has not transferred or assigned to any person or entity any of the claims that are subject to this release and covenant.

        This RELEASE OF CLAIMS AND COVENANT NOT TO SUE is executed by the Company and delivered to the Executive on                        , 20 ..

MTM TECHNOLOGIES, INC.
By:

Print Name:

Print Title:

Exhibit A-1

Exhibit B

RELEASE AGREEMENT

        This RELEASE AGREEMENT (the "Agreement") is made as of                        , 20    by and between MTM Technologies, Inc., a New York corporation (the "Company"), and Francis J. Alfano (the "Executive").

Recitals:

        A.    The Company and the Executive are parties to an Employment Agreement dated                        , 2004 (the "Employment Agreement"). Capitalized terms that are not otherwise defined herein shall have the meanings ascribed to such terms in the Employment Agreement.

        B.    Effective as of                        , 20    (the "Separation Date"), the Executive's employment with the Company was or will be terminated.

        C.    The Company is not obligated to pay the Executive any additional compensation or benefits other than that which has been earned as of the Executive's Separation Date and other than that which is set forth in the Employment Agreement. This Agreement is the Release Agreement referenced in the Employment Agreement and the payment of the severance benefits set forth in the Employment Agreement is conditioned upon the execution and delivery by the Executive of this Agreement.

Agreement:

        NOW, THEREFORE, in return for good and valuable consideration and in consideration of the premises and the mutual promises made hereafter, the Executive and the Company agree as follows:

        1.    Employment Agreement.    Subject to the terms and conditions of the Employment Agreement; (a) the Company agrees to pay the Executive the severance payments and to otherwise comply with the provisions of the Employment Agreement, as the case may be, and (b) the Executive agrees to comply with the restrictive covenants in Section 7 of the Employment Agreement and to otherwise comply with the provisions of the Employment Agreement.

        2.    Acknowledgment.    The Executive and the Company acknowledge that the amounts to be paid pursuant to the Employment Agreement are in excess of any earned wages or benefits due and owing the Executive through his Separation Date.

        3.    Release.    In exchange for the good and valuable consideration set forth in Section 1 of this Agreement, the Executive, on behalf of himself, his heirs, executors and assigns, releases, waives and discharges any and all manner of action, causes of action, claims, rights, charges, suits, damages, debts, demands, obligations, attorneys' fees, or any and all other liabilities or claims of whatsoever nature, whether in law or in equity, known or unknown, including, but not limited to, any claim and/or claim of damages or other relief for tort, breach of contract, personal injury, negligence, age discrimination under The Age Discrimination In Employment Act of 1967, any alleged violation of the Civil Rights Acts of 1964 and 1991, the Equal Pay Act of 1963, the Rehabilitation Act of 1973, the Older Workers Benefit Protection Act of 1990, the Americans with Disabilities Act of 1990, the Family and Medical Leave Act of 1993, any employment discrimination prohibited by other federal, state or local laws, including, but not limited to, sex, race, national origin, marital status, age, handicap, height, weight, or religious discrimination, and any other claims for unlawful employment practices which the Executive has claimed or may claim or could claim in any local, state or federal forum, against the Company, its shareholders and their respective directors, officers, employees, successors and assigns, affiliates and all others, as a result of the Executive's employment at, and separation of employment from, the Company; provided that, the Executive and the Company retain the right to enforce this Agreement and the provisions of Section 5(a) of the Employment Agreement. The Executive hereby covenants that he

Exhibit B-1

has not transferred or assigned to any person or entity any of the claims that are subject to this release and covenant.

        4.    Irrevocable Bar.    The parties intend that this Agreement will irrevocably bar any action or claim whatsoever by the Executive against the Company for any resultant injuries or damages, whether known or unknown, sustained or to be sustained, as a result of any of the Company's acts, omissions and conduct having occurred up to the present date, including, but not limited to, the Executive's employment with the Company and the termination of that employment, other than those concerning this Agreement and the provisions of Section 5(a) of the Employment Agreement.

        5.    Rights or Claims Arising After the Date Hereof.    The Executive and the Company understand that the Executive is not waiving rights or claims that may arise as a result of any act, omission or conduct of the Company occurring after the date this Agreement is executed.

        6.    Review of Agreement.    The Executive understands and agrees that he has read this Agreement carefully and understands all of its terms.

        7.    Advice to Consult Attorney.    The Executive understands and agrees that he is advised to consult with an attorney prior to executing this Agreement.

        8.    Period within which to Consider Agreement.    The Executive understands and agrees that he has been given 21 days (or more) within which to consider this Agreement.

        9.    Revocation.    The Executive understands and agrees that he may revoke this Agreement for a period of seven (7) calendar days following the execution of this Agreement. Neither this Agreement nor the Company's obligations under Section 5(a) of the Employment Agreement shall be effective until this revocation period has expired (at which time such obligations shall be effective, retroactive to the time contemplated in the Employment Agreement). Without limiting the generality of the foregoing, the provisions of Section 7 of the Employment Agreement (relative to restrictive covenants) shall not be terminated or otherwise affected by any revocation of this Agreement. The Executive understands that any revocation, to be effective, must be in writing and received, within seven (7) days of execution of this Agreement, by the Company at its principal executive offices.

        10.    Voluntary Action; No Reliance.    In agreeing to sign this Agreement, the Executive is doing so completely voluntarily and agrees that he has not relied on any oral statements or explanations made by the Company or its representatives.

        11.    Nondisclosure.    Both parties agree not to disclose the terms of this Agreement to any third party, except as is required by law, or as is necessary for purposes of securing counsel from either parties' attorneys or accountants.

        12.    No Disparaging Statements.    The Executive and the Company agree not to make any disparaging statements about the other.

        13.    Full Accord and Satisfaction.    This Agreement is in full accord and satisfaction and compromise of the claims of the Executive and the Company and is not to be construed as an admission of liability on the part of the Company.

        14.    Miscellaneous.    The headings in this Agreement are inserted for convenience of reference only and shall not be a part of or control or affect the meaning of any provision hereof. This Agreement maybe executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument, and shall bind and shall inure to the benefit of the parties hereto, and their respective successors and assigns. Copies (photostatic, facsimile or otherwise) of this Agreement and signatures hereto shall be deemed to be originals and may be relied on to the same extent as the manually-signed originals. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Exhibit B-2

        15.    Entire Agreement, Modification.    This Agreement contains the entire agreement between the Executive and the Company with respect to the subject matter hereof. Any modification of this Agreement must be made in writing and signed by the Executive and an officer specifically authorized to do so by the Board of Directors of the Company.

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Exhibit B-3

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

Witness:
Francis J. Alfano
MTM TECHNOLOGIES, INC.
By:
Print Name:
Print Title:

Exhibit B-4

Appendix I

        THIS WARRANT AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND THE RULES AND REGULATIONS THEREUNDER.

        THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO THE TERMS AND CONDITIONS OF A PURCHASE AGREEMENT. A COPY OF SUCH AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS WARRANT WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

        THE SECURITIES REPRESENTED HEREBY MAY BE SUBJECT TO THE TERMS AND CONDITIONS OF A VOTING AGREEMENT WHICH MAY PLACE CERTAIN RESTRICTIONS ON THE VOTING OF SUCH SECURITIES (INCLUDING THE GRANT OF AN IRREVOCABLE PROXY RELATIVE TO VOTING MATTERS). A COPY OF SUCH AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS SECURITY WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

No.	Void After Expiration Date (as defined below)

WARRANT

TO PURCHASE COMMON STOCK OF

MTM TECHNOLOGIES, INC.

Dated            , 2004

        THIS WARRANT CERTIFIES THAT, for value received, [Pequot Private Equity Fund III, L.P.] [Pequot Offshore Private Equity Partners III, L.P.] or its permitted transferees (the "Holder") is entitled to purchase from MTM TECHNOLOGIES, INC., a New York corporation (the "Company"), up to the number of fully paid and nonassessable shares (the "Shares") of Common Stock, $.001 par value per share, of the Company, as further described and defined below. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in that certain Purchase Agreement, dated January 29, 2004, by and among the Company, the Holder and the purchasers named therein (the "Purchase Agreement").

        Section 1.    Number of Shares.    The maximum number of shares of Common Stock which may be purchased upon the exercise of this Warrant is [500,000] [            ] [            ].

        Section 2.    Exercise Price.    The price per share at which the Holder may purchase the Common Stock shall be [$2.46][$3.44] [            ] per share (the "Exercise Price"), as adjusted from time to time in accordance with Section 6 hereof.

        Section 3.    Expiration Date.    This Warrant shall expire at 5:00 p.m. New York Time on the [insert date that is four years from the date hereof] (the "Expiration Date"). Upon the Expiration Date, all rights of the Holder to purchase Common Stock pursuant to this Warrant shall immediately terminate.

        Section 4.    Exercise and Payment.

          Section 4.1    Exercise.    The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part at any time and from time to time, by the surrender of this Warrant (together with a duly executed notice of exercise in the form attached hereto as Exhibit A-1) at the principal office of the Company, and by the payment to the Company, by wire transfer of immediately available funds, of an amount equal to the aggregate Exercise Price of the Shares being purchased.

          Section 4.2    Net Issue Election.    The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion (together with a duly executed notice of exercise in the form attached hereto as Exhibit A-2) at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of shares of Common Stock as is computed using the following formula:

X =	Y (A-B) A
Where
	X =	the number of shares of Common Stock to be issued to the Holder pursuant to this Section 4.2.
	Y =	the number of shares of Common Stock covered by this Warrant in respect of which the net issue election is made pursuant to this Section 4.2.
	A =	the Fair Market Value of one share of Common Stock, as determined in accordance with Section 7 herein, as at the time the net issue election is made pursuant to this Section 4.2.
	B =	the Exercise Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 4.2.

          Section 4.3    Stock Certificates.    In the event of the exercise of all or any portion of this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the Holder by the Company at the Company's own expense (including the payment by the Company of any applicable issue taxes or governmental charges imposed in connection with the issuance or delivery of the Common Stock) within a reasonable time, which shall in no event be later than ten (10) days thereafter and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

          If this Warrant shall be surrendered for exercise within any period during which the transfer books for shares of the Common Stock or other securities purchasable upon the exercise of this Warrant are closed for any purpose, the Company shall not be required to make delivery of certificates for the securities purchasable upon such exercise until the date of the reopening of said transfer books.

        Section 5.    Stock Fully Paid; Reservation of Shares.    All of the Shares issuable upon the exercise of this Warrant will, upon issuance and receipt of the Exercise Price therefor, be duly authorized, validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof, and free and clear of all taxes, liens, encumbrances and charges with respect to the issue thereof. During the period within which this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Common Stock to provide for the exercise of this Warrant.

        Section 6.    Adjustment of Exercise Price and Number of Shares.    The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          Section 6.1    Adjustments for Subdivisions of Common Stock.    If the number of shares of Common Stock outstanding at any time is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split up of stock, then the Exercise Price then in effect shall, concurrently with the effectiveness of such dividend, subdivision or split up, be proportionately decreased and the number of shares of Common Stock issuable upon exercise of this Warrant shall be increased in proportion to such increase of outstanding shares of Common Stock.

          Section 6.2    Adjustments for Combinations Common Stock.    If the number of shares of Common Stock outstanding at any time is decreased by a combination of the outstanding shares of Common Stock, then the Exercise Price then in effect shall, concurrently with the effectiveness of such combination, be proportionately increased and the number of shares of Common Stock issuable upon exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

          Section 6.3    Adjustments for Reclassification, Exchange and Substitution.    Upon a Notice Event (as defined below), if the Common Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, merger, reclassification or otherwise (other than a subdivision or combination of shares provided for above) this Warrant shall thereafter be exercisable into, in lieu of the number of shares of Common Stock which the Holder would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the Holder upon exercise of this Warrant immediately before that change.

          Section 6.4    Notice of Certain Events.    In the event (each, a "Notice Event"): (a) the Company authorizes the issuance to all holders of Common Stock rights or warrants to subscribe for or purchase shares of its capital stock, or any other subscription rights or warrants; (b) the Company authorizes the distribution to all holders of Common Stock evidences of indebtedness or assets or other securities; (c) of any capital reorganization or reclassification of Common Stock, other than a subdivision or combination of the outstanding Common Stock and other than a change in par value of the Common Stock; (d) of any liquidation or merger to which the Company is a party and for which approval of any of the Company's holders of Common Stock is required, other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or change of the shares of Common Stock issuable upon the exercise of this Warrant; (e) of the conveyance or transfer of the Company's properties and assets, substantially as an entirety; or (f) of the Company's voluntary or involuntary dissolution, liquidation or winding-up; then, in each case, the Company shall cause to be mailed by certified mail to the Holder, at least 10 days prior to the applicable record or effective date hereinafter specified, a notice stating the material terms relating to the exercise of the Warrants, the name, title and telephone number of a Company representative who shall be available to answer any questions relating to such exercise and the dates as of which (i) the holders of Common Stock of record will be entitled to receive any such rights, warrants or distributions are to be determined, (ii) such Notice Event is expected to become effective and (iii) that Holders of record of Warrants shall be entitled to exchange or sell their shares of Common Stock issuable upon the exercise of this Warrant for securities or other property, if any, deliverable upon such Notice Event. In addition, if the Company receives written notice that a purchase, tender or exchange offer has been made to the holders of more than 50% of the outstanding Common Stock, the Company shall give the Holder reasonable notice (but will not be required to give not more than 10 days notice) thereof.

        Section 7.    Fractional Shares.    No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of such fractional shares the Company shall make a cash payment therefor based upon the fair market value of the Common Stock on such date as determined by the board of directors of the Company (the "Board of Directors").

        Section 8.    Preemptive Rights.

          (a)   The Holder shall be entitled to purchase its pro rata share (calculated by multiplying the number of securities issued in such equity offering including those issued pursuant to this Section 8 by a fraction, the numerator of which is the number of shares equal to the sum of (x) the number of issued and outstanding shares of Common Stock then held by the Holder, plus (y) the total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") that are issued and outstanding at such time that are then held by the Holder (the sum of (x) and (y), a "Fully Diluted Basis") and the denominator of which is the number of shares of Common Stock held by all such holders of securities of the Company on a Fully Diluted Basis) of any future private equity offering by the Company.

          (b)   Notwithstanding anything contained in this Section 8(a) to the contrary, the preemptive rights of the Holder shall not apply to (a) shares of Common Stock sold to, or options to purchase Common Stock granted by the Company to, employees, consultants, officers, or directors of the Company pursuant to any option plan, agreement or other arrangement duly adopted by the Company and approved by a majority of the Board of Directors; (b) any shares of Common Stock upon the conversion of shares of Series A Preferred Stock; (c) any shares of Common Stock pursuant to which the Series A Conversion Price (as such term is defined in the Certificate of Incorporation) is adjusted under Section 6; (d) any shares of Common Stock issued pursuant to the exchange, conversion or exercise of any Options or Convertible Securities that have previously been incorporated into computations hereunder on the date when such Options or Convertible Securities were issued; (e) the issuance and sale of securities in connection with a strategic investment or similar transaction approved by a majority of the Board of Directors; (f) securities issued for consideration other than cash pursuant to a merger, consolidation or similar business combination or acquisition of assets as approved by a majority of the Board of Directors; (g) the issuance of shares in connection with a bona fide underwritten public offering of securities by a nationally recognized underwriter reasonably acceptable to the Holder and which results in gross proceeds in excess of $15,000,000; (h) any shares of Series A Preferred Stock issued in the form of a dividend to any holder of Series A Preferred Stock; or (i) any shares of Common Stock issued on exercise of the Warrants.

        Section 9.    Restrictions on Transfer.

          Section 9.1    Transfer.    The Holder may transfer this Warrant and the shares of Common Stock issuable upon exercise of this Warrant, and the rights and obligations attached thereto, so long as (a) any such transfer(s) comply with applicable securities laws and (b) unless such securities have been registered in accordance with applicable securities laws and transferred pursuant to a non-private, open market transaction on the securities exchange on which the Company's Common Stock is listed, if such transferee is not a United States citizen or an entity formed under the laws of a U.S. jurisdiction, the Holder obtains the Company's consent for such transfer (which shall not be unreasonably withheld).

          Section 9.2    Restrictive Legend.    Unless a registration statement is in effect with respect thereto, each certificate representing (i) the Shares and (ii) any other securities issued in respect of the Shares upon any stock split, stock dividend or recapitalization (collectively, the "Restricted Securities"), shall be endorsed as follows:

    THIS WARRANT AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND THE RULES AND REGULATIONS THEREUNDER.

    THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO THE TERMS AND CONDITIONS OF A PURCHASE AGREEMENT. A COPY OF SUCH AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS WARRANT WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

    THE SECURITIES REPRESENTED HEREBY MAY BE SUBJECT TO THE TERMS AND CONDITIONS OF A VOTING AGREEMENT WHICH MAY PLACE CERTAIN RESTRICTIONS ON THE VOTING OF SUCH SECURITIES (INCLUDING THE GRANT OF AN IRREVOCABLE PROXY RELATIVE TO VOTING MATTERS). A COPY OF SUCH AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS SECURITY WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

        Section 10.    No Rights of Stockholders.    This Warrant does not entitle the Holder to any voting rights as a stockholder of the Company prior to the exercise of the Warrant. Nothing in this Warrant shall obligate the Holder to exercise this Warrant, it being understood that the decision as to whether to exercise the Warrant shall be made exclusively by the Holder.

        Section 11.    No Impairment.    The Company will not, by amendment of its Certificate of Incorporation, as amended and restated, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but it will at all times in good faith assist in the carrying out of all of the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

        Section 12.    Loss, Theft, Destruction or Mutilation of Warrant.    Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

        Section 13.    Saturdays, Sundays, Holidays, etc.    If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday or a Sunday or a legal holiday.

        Section 14.    Miscellaneous.

          Section 14.1    Governing Law.    This Warrant shall be governed by and construed in all respects in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

          Section 14.2    Entire Agreement; Amendment.    Each party hereby acknowledges that no other party or any other person or entity has made any promises, warranties, understandings or representations whatsoever, express or implied, not contained in the Transaction Documents and acknowledges that it has not executed this Warrant in reliance upon any such promises, representations, understandings or warranties not contained herein or therein and that the Transaction Documents supersede all prior agreements and understandings between the parties with respect thereto. There are no promises, covenants or undertakings other than those expressly set forth or provided for in the Transaction Documents. Neither this Warrant nor any term hereof may be amended, waived, discharged, or terminated other than by a written instrument signed by the Majority Purchasers and the Company. Any amendment, waiver, discharge or termination so made or effected shall be binding upon all of the Holders.

          Section 14.3    Successors and Assigns.    Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the permitted successors and assigns, heirs, executors, and administrators of the Company and the Holder.

          Section 14.4    Severability.    Whenever possible, each provision of this Warrant will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Warrant will be reformed, construed and enforced in such jurisdiction to the greatest extent possible to carry out the intentions of the parties hereto.

          Section 14.5    Notices, etc.    All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, by overnight courier, or otherwise delivered by hand or by messenger or sent by facsimile and confirmed by mail, addressed:

              (i)  if to the Company, at to MTM Technologies, Inc., 614 Corporate Way, Valley Cottage, New York 10989, Attention: Chief Executive Officer; and

             (ii)  if to the Holder, at the address of such Holder set forth on the signature page of this Warrant.

All notices shall be effective upon receipt.

          Section 14.6    Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          Section 14.7    Titles and Subtitles.    The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

This Warrant to purchase Common Stock is issued this            day of                        , 200      .

MTM TECHNOLOGIES, INC.
By:
Name: Title:

WARRANT HOLDER:

[PEQUOT PRIVATE EQUITY FUND III, L.P.]
[PEQUOT OFFSHORE PRIVATE EQUITY PARTNERS III, L.P.]

By: Pequot Capital Management, Inc.,
    its Investment Manager

By:	Name: Aryeh Davis Title: General Counsel

c/o Pequot Capital Management, Inc.
500 Nyala Farm Road
Westport, CT 06680
Attention: Carlos Rodrigues

with a copy to:

Aryeh Davis
c/o Pequot Capital Management, Inc.
153 East 53rd Street
Citicorp Center, 35th Flr.
New York, NY 10022
Tel: (212) 651-3420
Fax: (212) 651-3481

THE EXERCISE OF THIS WARRANT IS SUBJECT TO THE APPLICABLE
PROVISIONS OF THE HART-SCOTT-RODINO ANTITRUST
IMPROVEMENTS ACT OF 1976, AS AMENDED

EXHIBIT A-1

NOTICE OF EXERCISE

TO:	MTM Technologies, Inc. 614 Corporate Way Valley Cottage, New York 10989 Attention: Chief Executive Officer

        1.     The undersigned hereby elects to purchase                        shares of Common Stock, par value $.001 per share, of MTM TECHNOLOGIES, INC. pursuant to the terms of this Warrant, and tenders herewith payment of the purchase price of such shares in full.

        2.     Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)
(Signature)
Title:

(Date)

Exhibit A-1

EXHIBIT A-2

NET ISSUE NOTICE OF EXERCISE

TO:	MTM Technologies, Inc. 614 Corporate Way Valley Cottage, New York 10989 Attention: Chief Executive Officer

        1.     The undersigned hereby elects to purchase            shares of Common Stock, par value $.001 per share, of MTM TECHNOLOGIES, INC. pursuant to the terms of this Warrant, and hereby elects under Section 4.2 of this Warrant to surrender the right to purchase            shares of Common Stock pursuant to this Warrant for a net issue exercise with respect to            shares of Common Stock.

        2.     Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)
(Signature)
Title:

(Date)

Exhibit A-2

EXHIBIT B

ASSIGNMENT FORM
(To be signed only upon transfer of Warrant)

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                        , whose address is                        , the right represented by the attached Warrant to purchase                         shares of Common Stock of MTM TECHNOLOGIES, INC., to which the attached Warrant relates.

Dated:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)
(Address)
Signed in the presence of:

Exhibit B-1

Appendix J

January 21, 2004

To the Special Committee of the Board of Directors of
Micros-to-Mainframes, Inc.
614 Corporate Way
Valley Cottage, NY 10989

Gentlemen:

        We understand that Micros-to-Mainframes, Inc. ("MTM" or the "Company") is contemplating a transaction (the "Investment") pursuant to which Pequot Private Equity Fund III, L.P. and Pequot Offshore Private Equity Fund III, L.P. (together "Pequot") will purchase from the Company an aggregate of up to $25 million of the Company's Series A Convertible Preferred Stock and warrants to purchase the Company's common stock in three tranches. The terms and conditions of the Investment are more fully described in a Stock Purchase Agreement between MTM and Pequot (the "Stock Purchase Agreement").

        In connection with your review and analysis of the Investment, you have requested our opinion, as investment bankers, as to the fairness, from a financial point of view, to the public stockholders of MTM of the consideration to be paid by Pequot to the Company in connection with the Investment.

        Kaufman Bros., L.P., as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of securities, private placements of securities of public and private companies and valuations for corporate and other purposes.

        In conducting our analysis and arriving at our opinion as expressed herein, we have, among other things:

  •
  Reviewed a draft of the Stock Purchase Agreement, dated January 16, 2004, and the draft schedules and exhibits attached thereto;

  •
  Reviewed the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2003, and the Company's Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2003 and September 30, 2003, as filed with the Securities and Exchange Commission;

  •
  Reviewed certain internal information relating to the Company provided to us by management of the Company, including historical financial information and financial forecasts;

  •
  Held discussions with the Company's management regarding the business, operations and prospects of the Company;

  •
  Reviewed the historical trading prices and volumes of the Company's Common Stock;

  •
  Reviewed certain publicly available information concerning certain other companies engaged in businesses which we believe to be reasonably comparable to MTM;

  •
  Reviewed information concerning certain other business transactions which we believe to be reasonably comparable to the Investment;

  •
  Performed various valuation analyses as we deemed appropriate using generally accepted analytical methodologies; and

  •
  Performed such other financial studies, analyses, inquiries and investigations as we deemed appropriate.

        In rendering our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us in arriving at our opinion, and upon the assurances of the management of MTM that they are not aware of any information that would make the information provided to us incomplete or misleading. We have not attempted to independently verify such information, and have not made, obtained or been provided with any independent evaluation or appraisal of the properties and facilities or of any of the assets or liabilities (contingent or otherwise) of MTM. With respect to financial forecasts, we were advised by the management of MTM, and we have assumed, without independent investigation, that they are reasonable and reflect the best currently available estimates and judgment of management as to the expected future financial performance of MTM. We have also assumed, with your permission and without independent investigation, that (i) the Investment will be consummated in accordance with the terms set forth in the draft of the Stock Purchase Agreement and the schedules and exhibits thereto reviewed by us without any amendment thereto and without waiver by any of the parties thereto of any of the conditions to their respective obligations, and (ii) all regulatory and other approvals and thirty party consents required for the consummation of the Investment will be obtained without material cost to the Company.

        Our opinion is necessarily based upon financial, economic, market and other conditions as they exist, and the information available to us, as of the date hereof. We disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting our opinion which may come or be brought to our attention after the date hereof. Although we evaluated the consideration to be paid to the Company by Pequot in connection with the Investment, we did not recommend the specific consideration payable in the Investment, which was determined through negotiations between MTM and Pequot.

        In the ordinary course of our business, we may hold and actively trade securities of the Company for our own account or for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

        Our opinion does not constitute a recommendation as to any action the Board of Directors or any stockholder of MTM should take in connection with the Investment or any aspect thereof and is not a recommendation to any person on how such person should vote in his or her consideration of the Investment. Our opinion relates solely to the fairness, as of the date hereof, from a financial point of view, to the public stockholders of MTM, of the consideration to be paid to the Company by Pequot in connection with the Investment. We express no opinion herein as to the structure, terms or effect of any other aspect of the Investment, the merits of the underlying decision of MTM to consummate the Investment, any other actions taken or proposed to be taken by MTM in connection with the Investment, or any other transactions or business strategies discussed by the Board of Directors of MTM as alternatives to the Investment.

        This opinion has been prepared at the request of, and for the information of, the Special Committee of the Board of Directors of MTM for its use in evaluating the fairness, from a financial point of view, to the public stockholders of MTM, of the consideration to be paid to the Company by Pequot in connection with the Investment. It may not be published, reproduced, summarized, described or referred to or otherwise made public without our prior written consent.

        Based upon and subject to the foregoing, it is our opinion, as investment bankers, that, as of the date hereof, the consideration to be paid to the Company by Pequot in connection with the Investment is fair, from a financial point of view, to the public stockholders of MTM.

Very truly yours,
/s/ KAUFMAN BROS., L.P. KAUFMAN BROS., L.P.

Appendix K

January 26, 2004

To the Special Committee of the Board of Directors of
Micros-to-Mainframes, Inc.
614 Corporate Way
Valley Cottage, NY 10989

Gentlemen:

        Based upon our discussions with Mr. Bill Lerner, a member of the Special Committee of the Board of Directors, we understand that Micros-to-Mainframes, Inc. ("MTM" or the "Company") is contemplating a transaction (the "Investment") pursuant to which Pequot Private Equity Fund III, L.P. and Pequot Offshore Private Equity Fund III, L.P. (together "Pequot") will purchase from the Company an aggregate of up to $25 million of the Company's Series A Convertible Preferred Stock and warrants to purchase the Company's common stock in three or more tranches. The terms and conditions of the Investment are more fully described in a Stock Purchase Agreement between MTM and Pequot (the "Stock Purchase Agreement").

        In connection with your review and analysis of the Investment, you have requested Kaufman Bros., L.P., as investment bankers, to offer an opinion as to the fairness, from a financial point of view, to the public shareholders of MTM of the consideration to be paid by Pequot to the Company in connection with the Investment.

        At your request, you have asked Benefit Partners, Inc., as compensation and benefit consultants, to offer an opinion as to the fairness and reasonableness of the compensation to be paid Mr. Howard Pavony and Mr. Steven Rothman upon the successful execution of the above transaction.

I.     BACKGROUND

        The Pequot purchase agreement provides that some of the newly invested funds be used to pay Messrs. Pavony and Rothman as consideration for their agreements to enter into new employment agreements, including payments of $300,000, each, for entering into new three-year employment agreements and waiving their "golden parachute" rights to payments upon a change in control of the Company and certain perquisites; $300,000, each, for agreeing to certain non-competition arrangements; and $150,000, each, for entering into the shareholders' agreement which reflects restrictions on dispositions of their equity interests and certain voting restrictions.

        Steven H. Rothman has served as MTM's Chairman of the Board since September 2002. From May 1986 to August 2002, he served as President. Mr. Rothman served as Chief Executive Officer from September 1996 to August 2002 and as Co-Chief Executive Officer from May 1986 to August 1996. Following the Pequot purchase agreement closing, Mr. Rothman will serve as MTM's Executive Vice President.

        Howard A. Pavony has served as MTM's Chief Executive Officer and President since September 2002. From September 1986 to August 2002, he served as Chairman of the Board, and from May 1986 to August 1986 as Co-Chief Executive Officer and Vice President. Following the Pequot purchase agreement closing, Mr. Pavony will serve as MTM's President and Chief Operating Officer.

        The Company will pay each of Messrs. Pavony and Rothman a signing fee of $300,000 for entering into these new employment agreements, which will supercede the current employment arrangements with the two executive officers. The signing fee will be payable $100,000 immediately and $200,000 deposited into two identical "rabbi trusts." Each rabbi trust will pay the appropriate executive $100,000 on each of the first two anniversaries of the Series A-1 Preferred Stock closing date, subject to the executive not having been terminated for "cause" or voluntarily terminated his employment with MTM for any reason other than for "good reason," terms of which are defined below.

        Each of the new employment agreements also will provide for an immediate payment to the executive of $300,000 as consideration for agreeing to certain non-competition provisions, which will potentially limit the executive's future employment opportunities and compensation by other entities, and other restrictive covenants. The non-competition provisions will prohibit the executive from engaging in any "business activity," whether as an employee, consultant, director, a 5% or greater owner or independent contractor, within specified distances of any of the Company's offices. Business activity is defined in the employment agreements as any business activity that MTM presently conducts or conducts at any time during the term of the employment agreement, including acting as a middle market information technology service provider focused on network management and monitoring, LAN-WAN broadband, security, storage and messaging. The executive will also be prohibited from soliciting the termination of employment of any of MTM or its affiliates' employees or from soliciting any of MTM or its affiliates' customers, partners, resellers, vendors or suppliers. These prohibitions will be effective for the term of the executive's employment agreement and for a period of:

  •
  one year thereafter, if MTM does not agree to renew his employment following the initial term of the employment agreement, or

  •
  two years thereafter, if the executive does not agree to renew his employment following the initial term of the employment agreement or the executive's employment is terminated for any reason.

        The employment agreements will each be for an initial term of three years. The term of each employment agreement will be automatically renewed for additional one year terms provided that neither the executive nor MTM elect not to renew by giving at least one year prior written notice of non-renewal.

        Mr. Pavony will be engaged, under his employment agreement, as MTM's President and Chief Operating Officer with duties to include sales and marketing and product management. Mr. Rothman will be engaged, under his employment agreement, as MTM's Executive Vice President with primary responsibility for mergers and acquisitions integration. Both executives will report to the new Chief Executive Officer, Francis J. Alfano.

        Both executives will receive an annual base salary of $265,000 with increases as determined by MTM's Board of Directors. The executives also will receive such bonuses as determined by the Board.

        The Company will have the right, under their respective new employment agreements, to terminate the executives for "cause." Cause is defined in the employment agreements as:

  •
  the executive's failure to substantially perform his services hereunder which results in material harm to the Company, including the failure to comply in any material manner with the policies, rules or directives of the Board;

  •
  the executive's performance of any material act of fraud or dishonesty in connection with the performance of his duties;

  •
  the executive's gross negligence or willful misconduct in the performance of his duties;

  •
  the executive's conviction for, or plea of nolo contendere to, a felony or misdemeanor resulting in a jail sentence or any crime involving moral turpitude; or

  •
  any material breach by the executive of his restrictive covenants regarding disclosure of confidential information, work products, non-competition and non-solicitation.

        The executives will have the right, under their respective new employment agreements, to termination their employment for good reason. Good reason is defined in the employment agreements as:

  •
  a reduction by the Company of the executive's base salary or a material adverse change in his duties or responsibilities; or

  •
  the relocation, without the executive's prior written consent, of the executive's principal place of business initially Valley Cottage, New York, beyond 50 miles from its current location.

        In the event of a termination of the executive's employment by MTM other than for cause, by the executive for good reason, or as a result of death or permanent and total disability, the Company shall pay the executive, or his legal representative and provide him with a continuance of his salary at 100% of his then current base salary, as a severance payment, for a period equal to the longer of:

  •
  one year from the date of termination of the executive's employment or

  •
  the period ending on the last day of the initial term,

which severance payments the executive shall have the option to demand payment in one lump-sum.

        The impact of the executive's termination of employment on stock options held by the executive shall be governed by the applicable stock option agreement. All new option grants to the executives shall provide that, if the executive is terminated without cause or good reason, such option shall vest immediately.

        In the event that the executive's employment is terminated by MTM for cause, or by the executive other than for good reason, MTM shall pay the executive, or his legal representative, any earned but unpaid salary and any unreimbursed expenses through the executive's final day of employment.

        Each of the new employment agreements also shall provide that MTM shall indemnify the executive to the fullest extent permitted by law and by the Company's certificate of incorporation and bylaws and shall assure that the executive is covered by MTM's directors' and officers' insurance policies and any other insurance policies that protect employees as in effect from time to time.

        The Company will enter into separate letter agreements with the two executives contemporaneously with the effectiveness of the new employment agreements. These letter agreements provide that:

  •
  the executive will assume the Company's obligations under the automobile lease which MTM currently maintain for the executive's benefit, in consideration for which MTM will provide the executive with a monthly automobile allowance of $1,800 for an eighteen month period or until the executive's employment is terminated; and

  •
  MTM will assign to the executive the life insurance policy which it currently maintains for the executive's benefit, as well as any cash surrender value of such policy, in consideration for which MTM will have no further obligations or liabilities with respect to such policy.

        MTM's current employment arrangements with each of Messrs. Pavony and Rothman provide for terms which will expire in 2004. Each of the employment arrangements provide for an annual salary of $265,000, plus performance bonuses based upon MTM's attainment of specified levels of pre-tax income. The bonuses are $5,000, plus 5% of MTM's pre-tax income in excess of $400,000 and 6% of MTM's pre-tax income in excess of $500,000. Each of the bonuses may not exceed 60% of the executive's salary. Each executive is entitled, under his current employment arrangement, to an automobile the costs for which the Company is responsible, and another automobile the lease and related costs for which the executive is required to reimburse the Company. MTM also currently maintains a $1,000,000 life insurance policy on each executive's life, payable to the beneficiaries named by the executive, and maintains disability insurance for the benefit of each executive which will pay

$150,000 per annum to him in the event of his permanent disability. The current employment arrangements further entitle the executives to receive 2.9 times his annual salary as then in effect if the executive is terminated following a change in the control of the Company.

II.    ANALYSIS

        In conducting our analysis, we reviewed a draft copy of the Schedule 14A Proxy Statement, the Shareholders' Agreement, the Kaufman Bros.,L.P.'s Financial Presentation to the Board of Directors and a copy of the proposed Employment Agreements for the two executives to gather information on the terms of compensation that will be paid upon the execution of the Pequot transaction. The factors relevant to our comments include, but are not limited to, the following:

  a)
  The nature of the services rendered or to be rendered;

  b)
  Competitive compensation of similar positions in the industry;

  c)
  The individual's current compensation for performing such services;

  d)
  The terms of the employment agreements; and,

  e)
  The compensation of individuals performing comparable services in situations where the compensation is contingent on a change of ownership or control and/or retention of talent in the industry.

        In rendering our opinion, we have assumed and relied upon the accuracy and completeness of the information provided us and other information used by us in arriving at our opinion, and upon the assurances of the Special Committee to the Board of Directors that they are not aware of any information that would make the information provided to us incomplete or misleading. We have not attempted to independently verify such information, and have not made, obtained or been provided with any other information.

        As a result of the consolidation of many companies during the past 10 to 15 years, the prevalence is to offer senior executives retention bonuses/payments or change in control agreements/plans. Most companies believe selected senior executives should be covered by employment agreements, to include a non-compete clause and a confidentiality clause. Executive employment agreements are beneficial to both the company and the executive. These agreements usually provide specific change in control language so that protection would be provided to the company executives in the event of termination as a result of a change in control. The intent is to encourage the senior executives to function in the best interest of the shareholders, regardless of their individual circumstances resulting from a change in control.

        The prevalent cash compensation severance package for a change in control for the CEO is three times base salary and targeted bonus payments. In cases of two founders functioning as Co-CEOs, we have found that each party would receive a comparable package similar to the CEO position.

        Of the fifteen publicly-traded peer companies of MTM that we reviewed, we found that all but Manchester Technologies had change in control contracts or retention type compensation for the CEO. The prevalent payment for these peer companies is 2.99 times base salary and bonus or "base amount", as defined in Section 280G of the Internal Revenue Code of 1986, as amended. In summary, "base amount" is defined in Section 280G as the average of the five previous year's W-2 earnings prior to the year the change in control occurs.

        The 2.99 times language is standard in these type agreements for companies that want to avoid the executive having to pay an additional 20% excise tax and the company losing the compensation deduction of any amounts paid over one times "base amount".

III.  CONCLUSION

        Based on our review, our analysis yielded an opinion that the compensation to be paid upon entering into new employment agreements with each of Howard Pavony, the current President and Chief Executive Officer, and Steven H. Rothman, the current Chairman of the Board and Chief Financial Officer is reasonable and fair.

        The $300,000 signing bonus is reasonable in that it (1) replaces the current employment agreement that entitles each executive to receive 2.9 times his annual salary upon a change in control, or $768,500 and (2) it provides a mechanism to insure a smooth transition under the new CEO by paying $100,000 upon the execution of the Pequot transaction and a subsequent $100,000 on each of the first two anniversaries of the closing date, subject to the executive not having been terminated for "cause" or voluntarily terminated his employment with MTM for any reason other than for "good reason".

        The $300,000 payment for the non-competition clause of the new employment agreement is reasonable as this is additional consideration for agreeing to certain non-competition provisions, which will potentially limit the executive's future employment opportunities and compensation by other entities, and other restrictive covenants. The non-competition provisions will prohibit the executive from engaging in any "business activity", as defined, for a period of one to two years depending on the circumstances. In most non-competition employment agreement arrangements, there is a monetary amount paid for this clause. Depending on the terms, the amount paid during a period of non-competition would be the amount earned had the executive not been bound by the non-competition clause. In the case of the two executives, this would be a range of $265,000 to $530,000.

        The $150,000 for entering into the shareholders' agreement is reasonable since it compensates for the restrictions placed on dispositions of their equity interests and certain voting restrictions.

        This opinion has been prepared at the request of, and for the information of, the Special Committee of the Board of Directors of MTM for its use in evaluating the fairness and reasonableness, from a compensation perspective, of the consideration to be paid Mr. Howard Pavony and Mr. Steven Rothman upon the successful execution of the Pequot transaction. Our opinion is necessarily based upon the information available to us, as of the date hereof. We disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting our opinion which may come or be brought to our attention after the date hereof.

* * * * * * *

Gentlemen, I trust that I have addressed all your questions in this letter. If you have any questions regarding the letter, please contact me at (214) 526-2377 or (214) 533-0939.

Sincerely,

/s/ Robert J. Dill

Robert J. Dill
Principal

Attachment

Attachment

MTMC Competitors
1	Arrow Electronics ASI Corp.	3 times Base Salary plus benefits private
2	Avnet	2.99 times Base Amount *
4	Bell Industries	2.95 times Base Amount plus pay any excise tax
5	CompuCom	3 times Base Amount plus benefits and pay any excise tax
6	Datatec	2.99 times Base Amount
7	En Pointe High Point Solutions	5 years pay with a 5 year non-compete private
8	iGate Imaging Technologies InfoTech USA	3 years plus benefits, life insurance premiums for life too small to disclose private
9	Ingram Micro	3 times base salary plus target bonus
10	Intelligroup	15 months total compensation
11	Manchester Technologies	only employment agreement for Dr. Joel Stemple
12	Merisel Micro Warehouse	retention bonus agreement private
13	Pomeroy IT	3 times base salary plus target bonus
14	Tech Data	3 times base salary plus target bonus
15	Unisys	3 times base salary plus target bonus plus extra pension

* Base Amount is defined in the 280G regulations as the average of the five previous year's W-2 earnings prior to the year the COC occurs.

Appendix L

Micros-to-Mainframes, Inc.

2004 Equity Incentive Plan

ARTICLE 1. GENERAL PURPOSE OF PLAN; DEFINITIONS.

        1.1.    Purpose.    The purposes of this 2004 Equity Incentive Plan are (a) to enable the Company, and the Company's subsidiaries and affiliates, to attract and retain highly qualified personnel who will contribute to the success of the Company, including the Company's subsidiaries and certain affiliates, and (b) to provide incentives to participants in this 2004 Equity Incentive Plan that are linked directly to increases in stockholder value which will therefore inure to the benefit of all stockholders of the Company.

        1.2.    Definitions.    For purposes of this Plan, except as otherwise defined in this Plan, capitalized terms shall have the meanings assigned to them in this Section 1.2.

        "Administrator" means the Board or, if and to the extent the Board elects to delegate the administration of the Plan or does not administer the Plan, the Committee.

        "Affiliate" means any entity or person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, another entity, where "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise.

        "Associated Award" shall have the meaning assigned to the term in Section 8.2.

        "Award" means any award granted under the Plan.

        "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

        "Board" means the Board of Directors of the Company.

        "Cause" means the commission of any act of a theft, embezzlement or fraud involving the Company or any Parent, Subsidiary or Affiliate of the Company or otherwise, or a breach of fiduciary duty to the Company or any Parent, Subsidiary or Affiliate of the Company. An Award Agreement or any employment agreement with an Eligible Recipient may further define the term "Cause" with respect to any Award granted under the Plan to such Eligible Recipient.

        "Change of Control" shall have the meaning assigned to such term in Section 15.2.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

        "Committee" means the compensation committee of the Board or other any committee which the Board may appoint to administer the Plan. To the extent necessary and desirable, the Committee shall be composed entirely of individuals who meet the qualifications referred to in Section 162(m) of the Code, Rule 16b-3 under the Exchange Act and the applicable rules of Nasdaq, any stock exchange or automated quotation system on which the Common Stock is primarily quoted or listed. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Board as specified in the Plan shall be exercised by the Committee.

        "Common Stock" means the common stock, with a par value $0.01 per share as of the date of adoption of the Plan by the Board, of the Company.

        "Company" means Micros-to-Mainframes, Inc., a New York corporation, or any successor corporation.

        "Control" shall have the meaning assigned to the term in the definition of Affiliate in this Section 1.2.

        "Disability" means the inability of a Participant to perform substantially his or her duties and responsibilities to the Company or to any Parent, Subsidiary or Affiliate by reason of a physical or mental disability or infirmity for a continuous period of six months, as determined by the Administrator. The date of such Disability shall be the last day of such six-month period or the date on which the Participant submits such medical evidence, satisfactory to the Company, that the Participant has a physical or mental disability or infirmity that will likely prevent the Participant from performing the Participant's work duties for a continuous period of six months or longer, as the case may be. An Award Agreement or any employment agreement with an Eligible Recipient may further define the term "Disability" with respect to any Award granted under the Plan to such Eligible Recipient.

        "Eligible Recipient" means an officer, director, employee, consultant or advisor of the Company or of any Parent, Subsidiary or Affiliate. For purposes of the Plan, the term "employee" shall include all those individuals whose service with or for the Company and/or any Parent, Subsidiary or Affiliate of the Company, is within the definition of "employee" in the "Rule as to the Use of Form S-8" contained in the General Instructions for the registration statement on Form S-8 promulgated by the Securities and Exchange Commission.

        "Employee Director" means any director of the Company who is also an employee of the Company or of any Parent, Subsidiary or Affiliate.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

        "Exercise Price" means the per share price at which a holder of an Award may purchase the Shares issuable upon exercise of such Award.

        "Fair Market Value" as of a particular date shall mean the fair market value of a share of Common Stock as determined by the Administrator; provided, however, that Fair Market Value shall mean (i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock, as published in The Wall Street Journal, of the principal national securities exchange on which the Common Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock as quoted on the next preceding date on which there was trading in such shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange but is listed and quoted on Nasdaq, the last sale price for the Common Stock on such date as reported by Nasdaq, or, if there is no reported trading of the Common Stock on such date, then the last sale price for the Common Stock on the next preceding date on which there was trading in the Common Stock; (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange and is not listed and quoted on Nasdaq, the last sale price, or, if a last sale price is not quoted, the mean between the closing bid and asked prices for the Common Stock on such date, in either case, as furnished by NASD; (iv) if the Common Stock is not listed or admitted to trade on a national securities exchange, not listed and quoted on Nasdaq and the last sale price and closing bid and asked prices are not furnished by the NASD, the last sale price, or, if a last sale price is not quoted, the mean between the closing bid and asked prices for the Common Stock on such date, in either case, as furnished by the Pink Sheets, or similar organization; (v) if the stock is not listed or admitted to trade on a national securities exchange, not listed and quoted on Nasdaq and if the last sale price and bid and asked prices for the Common Stock are not furnished by the NASD, Pink Sheets or a similar organization, the value established in good faith by the Administrator; and (vi) in the case of a Limited Stock Appreciation Right, the Fair Market Value of a share of Common Stock shall be the "Change in Control Price" (as defined in the Award Agreement evidencing such Limited Stock Appreciation Right) of a share of Common Stock as of the date of exercise.

        "Family Member" means, with respect to any Participant, any of the following:

          (a)   such Participant's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, including any such person with such relationship to the Participant by adoption;

          (b)   any person (other than a tenant or employee) sharing such Participant's household;

          (c)   a trust in which the persons identified in clauses (a) and (b) above have more than fifty percent of the beneficial interest;

          (d)   a foundation in which the persons identified in clauses (a) and (b) above or the Participant control the management of assets; or

          (e)   any other entity in which the persons identified in clauses (a) and (b) above or the Participant own more than fifty percent of the voting interest.

        "Incentive Stock Option" means any Option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

        "Incumbent Board" means (i) all individuals serving on the Board on February 6, 2004, to the extent that they continue to serve as members of the Board, and (ii) all individuals who become members of the Board after February 6, 2004, if such individuals' election or nomination for election as directors was approved by a vote of at least a majority of the Board prior to such election, to the extent they continue to serve as members of the Board.

        "Limited Stock Appreciation Right" means a Stock Appreciation Right that can be exercised only in the event of a "Change in Control" (as defined in the Award Agreement evidencing such Limited Stock Appreciation Right).

        "Maximum Value" shall have the meaning assigned to the term in Section 8.2.

        "NASD" means the National Association of Securities Dealers, Inc.

        "Nasdaq" means The Nasdaq Stock Market.

        "Non-Employee Director" means a director of the Company who is not an employee of the Company or of any Parent, Subsidiary or Affiliate.

        "Non-Qualified Stock Option" means any Option that is not an Incentive Stock Option, including, but not limited to, any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock Option.

        "Option" means an option to purchase Shares granted pursuant to Article 5 of the Plan.

        "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

        "Participant" means any Eligible Recipient selected by the Administrator, pursuant to the Administrator's authority to receive grants of Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, awards of Restricted Stock, Performance Shares, other types of awards, or any combination of the foregoing.

        "Performance Grant" shall have the meaning assigned to the term in Section 8.1.

        "Performance Grant Actual Value" shall have the meaning assigned to the term in Section 8.1.

        "Performance Grant Award Period" shall have the meaning assigned to the term in Section 8.3.

        "Performance Shares" means Shares that are subject to restrictions based upon the attainment of specified performance objectives granted pursuant to Article 8.

        "Permitted Transfer" means, as authorized by the Plan and the Administrator, with respect to an interest in a Non-Qualified Stock Option, any transfer effected by the Participant during the Participant's lifetime of an interest in such Non-Qualified Stock Option but only such transfers which are by gift or pursuant to domestic relations orders. A permitted transfer does not include any transfer for value and neither transfers under a domestic relations order in settlement of marital property rights or to an entity in which more than 50% of the voting interests are owned by Family Members or the Participant in exchange for an interest in that entity are deemed transfers for value.

        "Pink Sheets" means Pink Sheets, LLC.

        "Plan" means this 2004 Equity Incentive Plan.

        "Related Employment" means the employment or performance of services by an individual for an employer that is neither the Company, any Parent, Subsidiary nor Affiliate, provided that (i) such employment or performance of services is undertaken by the individual at the request of the Company or any Parent, Subsidiary or Affiliate, (ii) immediately prior to undertaking such employment or performance of services, the individual was employed by or performing services for the Company or any Parent, Subsidiary or Affiliate or was engaged in Related Employment, and (iii) such employment or performance of services is in the best interests of the Company and is recognized by the Administrator, as Related Employment. The death or Disability of an individual during a period of Related Employment shall be treated, for purposes of this Plan, as if the death or onset of Disability had occurred while the individual was employed by or performing services for the Company or a Parent, Subsidiary or Affiliate.

        "Restricted Stock" means Shares subject to certain restrictions granted pursuant to Article 7.

        "Restricted Period" means the period of time Restricted Stock remains subject to restrictions imposed on the Award of such Restricted Stock.

        "Rule 16b-3" shall have the meaning assigned to the term in Section 2.1.

        "Securities Act" means the Securities Act of 1933, as amended from time to time.

        "Shares" means shares of Common Stock reserved for issuance under or issued pursuant to the Plan, as adjusted pursuant to Article 4, and any successor security.

        "Stock Appreciation Right" means the right pursuant to an Award granted under Article 6 to receive an amount equal to the excess, if any, of (i) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the Shares covered by such right or such portion thereof, over (ii) the aggregate exercise price of such right or such portion thereof as established by the Administrator at the time of the grant of such Award (or such other exercise price thereafter established by the Administrator with the consent of the Participant granted such Award where required by the Plan).

        "Stock Bonus" means an Award granted pursuant to Article 9.

        "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

        "Ten Percent Stockholder" shall have the meaning assigned to the term in Section 5.4.

        "Termination" or "Terminated" means, for purposes of the Plan with respect to a Participant, that such Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or any Parent, Subsidiary or Affiliate of the Company. A Participant will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator, provided, that such leave is for a period of not more than 90 days, unless reemployment or reinstatement upon the expiration of such leave is guaranteed by contract or statute. In the case of any Participant on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of any Award previously granted to such Participant while such Participant is on leave from the Company or any Parent, Subsidiary or Affiliate of the Company as the Administrator

may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Award Agreement with respect to such Option. The Administrator will have sole discretion to determine whether a Participant has ceased to provide services and the applicable Termination Date.

        "Termination Date" means the effective date of Termination, as determined by the Administrator.

ARTICLE 2. ADMINISTRATION.

        2.1.    Administration in Accordance with the Code and Exchange Act.    The Plan shall be administered in accordance with the requirements of Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of Awards under the Plan under Section 162(m) of the Code) and, to the extent applicable, Rule 16b-3 under the Exchange Act ("Rule 16b-3") or the rules of the Nasdaq, any stock exchange or automated quotation system on which the Common Stock is primarily quoted or listed, by the Board or, at the Board's sole discretion, by the Committee, which shall be appointed by the Board, and which shall serve at the pleasure of the Board.

        2.2.    Administrator's Powers.    Subject to the general purposes, terms and conditions of this Plan, the Administrator will have full power to implement and carry out this Plan. The Administrator will have the authority to:

          (a)   construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

          (b)   prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

          (c)   select persons to receive Awards;

          (d)   determine the form and terms of Awards;

          (e)   determine the number of Shares or other consideration subject to Awards;

          (f)    determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

          (g)   grant waivers of Plan or Award conditions;

          (h)   determine the vesting, exercisability and payment of Awards;

          (i)    correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

          (j)    make any adjustments necessary or desirable as a result of the granting of an Award to an Eligible Participant located outside the United States;

          (k)   determine whether an Award has been earned; and

          (l)    make all other determinations necessary or advisable for the administration of the Plan.

        2.3.    Administrator's Discretion Final.    Any determination made by the Administrator with respect to any Award will be made in the Administrator's sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under the Plan.

        2.4.    Administrator's Method of Acting; Liability.    The Administrator may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Eligible Participants. No member of the Administrator and no officer of the Company shall be liable for anything done or omitted to be done by such member or officer, by any other member of the Administrator or by any officer of the Company in connection with the performance of duties under the Plan, except for such member's or officer's own willful misconduct or as expressly provided by law.

ARTICLE 3. PARTICIPATION.

        3.1.    Affiliates.    If a Parent, Subsidiary or Affiliate of the Company wishes to participate in the Plan and its participation shall have been approved by the Board, the board of directors or other governing body of the Parent, Subsidiary or Affiliate, as the case may be, shall adopt a resolution in form and substance satisfactory to the Administrator authorizing participation by the Parent, Subsidiary or Affiliate in the Plan. A Parent, Subsidiary or Affiliate participating in the Plan may cease to be a participating company at any time by action of the Board or by action of the board of directors or other governing body of such Parent, Subsidiary or Affiliate, which latter action shall be effective not earlier than the date of delivery to the Secretary of the Company of a certified copy of a resolution of the Parent, Subsidiary or Affiliate's board of directors or other governing body taking such action. If the participation in the Plan of a Parent, Subsidiary or Affiliate shall terminate, such termination shall not relieve the Parent, Subsidiary or Affiliate of any obligations theretofore incurred by the Parent, Subsidiary or Affiliate, except as may be approved by the Administrator.

        3.2.    Participants.    Incentive Stock Options may only be granted to employees (including officers and directors who are also employees) of the Company, or any Parent, Subsidiary or Affiliate of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided, that such consultants, contractors and advisors render bona fide services to the Company or such Parent, Subsidiary or Affiliate of the Company not in connection with the offer and sale of securities in a capital-raising transaction. An Eligible Participant may be granted more than one Award under the Plan.

ARTICLE 4. AWARDS UNDER THE PLAN.

        4.1.    Types of Awards.    Awards under the Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof:

          (a)   Options;

          (b)   Stock Appreciation Rights;

          (c)   Restricted Stock;

          (d)   Performance Grants;

          (e)   Stock Bonuses; and

          (f)    any other type of Award deemed by the Committee to be consistent with the purposes of the Plan (including, but not limited to, Awards of, or options or similar rights granted with respect to, unbundled stock units or components thereof, and Awards to be made to participants who are foreign nationals or are employed or performing services outside the United States).

        4.2.    Number of Shares Available Under the Plan.    Subject to Section 4.4, the total number of Shares reserved and available for grant and issuance pursuant to the Plan will be 2,000,000. To the extent that any Award payable in Shares is forfeited, canceled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder, the Shares covered by such Award will no longer be charged against the foregoing 2,000,000 Share maximum limitation and may again be made subject to Award(s) under the Plan.

        Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

        The number of Shares which are transferred to the Company by a Participant to pay the exercise or purchase price of an Award will be subtracted from the number of Shares issued with respect to such Award for the purpose of counting Shares used under the Plan. Shares withheld to pay withholding taxes in connection with the exercise or repayment of an Award will be counted as used under the Plan. In addition, shares covered by an Award which is settled in cash will not be counted as used under the Plan.

        4.3.    Reservation of Shares.    At all times, the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under the Plan and all other outstanding but unexercised Awards granted under the Plan.

        4.4.    Adjustment in Number of Shares Available Under the Plan.    In the event that the number of outstanding shares of Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under the Plan, (b) the number of Shares that may be granted pursuant to the Plan, and (c) the Exercise Prices of and number of Shares subject to outstanding Options and other Awards, will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that, upon occurrence of such an event, fractions of a Share will not be issued upon exercise of an Award but will, upon such exercise, either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share on the effective date of such an event or will be rounded down to the nearest whole Share, as determined by the Administrator.

        4.5.    Rights with Respect to Common Shares and Other Securities.

          (a)   Unless otherwise determined by the Administrator, a Participant to whom an Award of Restricted Stock has been made (and any person succeeding to such Participant's rights with respect to such Award pursuant to the Plan) shall have, after issuance of a certificate or copy thereof for the number of Shares so awarded and prior to the expiration of the Restricted Period or the earlier repurchase of such Shares as provided in the Plan or Award Agreement with respect to such Award of Restricted Stock, ownership of such Shares, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such Shares (provided that such Shares, and any new, additional or different shares, or other securities or property of the Company, or other forms of consideration which the Participant may be entitled to receive with respect to such Shares as a result of a stock split, stock dividend or any other change in the corporate or capital structure of the Company, shall be subject to the restrictions of the Plan as determined by the Administrator), subject, however, to the options, restrictions and limitations imposed thereon pursuant to the Plan. Notwithstanding the foregoing, unless otherwise determined by the Administrator, a Participant with whom an Award Agreement is made to issue Shares in the future shall have no rights as a stockholder with respect to Shares related to such Award Agreement until a stock certificate evidencing such Shares is issued to such Participant.

          (b)   Unless otherwise determined by the Administrator, a Participant to whom a grant of Stock Options, Stock Appreciation Rights, Performance Grants or any other Award is made (and any person succeeding to such Participant's rights pursuant to the Plan) shall have no rights as a stockholder with respect to any Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date a stock certificate evidencing such Shares or other instrument of ownership, if any, is issued to such Participant. Except as provided in Section 4.4, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is issued.

ARTICLE 5. STOCK OPTIONS.

        5.1.    Grant; Determination of Type of Option.    The Administrator may grant one or more Options to an Eligible Participant and will determine (a) whether each such Option will be an Incentive Stock Option or a Non-Qualified Stock Option, (b) the number of Shares subject to each such Option, (c) the Exercise Price of each such Option, (d) the period during which each such Option may be exercised, and (e) all other terms and conditions of each such Option, subject to the terms and conditions of this Article 5. The Administrator may grant an Option either alone or in conjunction with Stock Appreciation Rights, Performance Grants or other Awards, either at the time of grant or by amendment thereafter. The maximum number of Shares that may be granted under Options to any Participant during any calendar year shall be limited to 500,000 Shares (subject to adjustment as provided in Section 4.4).

        5.2.    Form of Option Award Agreement.    Each Option granted under the Plan will be evidenced by an Award Agreement which will expressly identify the Option as an Incentive Stock Option or a Non-Qualified Stock Option, and will be in such form and contain such provisions (which need not be the same for each Participant or Option) as the Administrator may from time to time approve, and which will comply with and be subject to the terms and conditions of the Plan.

        5.3.    Date of Grant.    The date of grant of an Option will be the date on which the Administrator makes the determination to grant such Option, unless otherwise specified by the Administrator.

        5.4.    Exercise Period.    Each Option shall be exercisable within the times or upon the occurrence of one or more events determined by the Administrator and set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten years from the date the Option is granted; and provided, further, however, that no Incentive Stock Option granted to a person who directly or by attribution owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent, Subsidiary or Affiliate of the Company (each, a "Ten Percent Stockholder") will be exercisable after the expiration of five years from the date such Incentive Stock Option is granted. The Administrator also may provide for an Option to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Administrator determines. Unless otherwise determined by the Administrator, an Option shall be exercisable as follows:

          (a)   up to 25% of the number of Shares subject to such Option commencing on the first anniversary of the date of grant of such Option;

          (b)   up to an additional 25% of the number of Shares subject to such Option commencing on the second anniversary of the date of grant of such Option;

          (c)   up to an additional 25% of the number of Shares subject to such Option commencing on the third anniversary of the date of grant of such Option; and

          (d)   up to an additional 25% of the number of Shares subject to such Option commencing on the fourth anniversary of the date of grant of such Option.

        5.5.    Exercise Price.    The Exercise Price of an Option will be determined by the Administrator when the Option is granted and may be not less than 85% of the per share Fair Market Value of the Shares subject to such Option on the date of grant of such Option; provided, however, that: (a) the Exercise Price of an Incentive Stock Option will be not less than 100% of the per share Fair Market Value of such Shares on the date of such grant and (b) the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder will not be less than 110% of the per share Fair Market Value of such Shares on the date of such grant. Payment for the Shares purchased shall be made in accordance with Article 10 of the Plan.

        5.6.    Method of Exercise.    An Option may be exercised only by delivery to the Company of an irrevocable written exercise notice (a) identifying the Option being exercised, (b) stating the number of Shares being purchased, (c) providing any other matters required by the Award Agreement with respect to such Option, and (d) containing such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws. Such exercise notice shall be accompanied by payment in full of the Exercise Price for the number of Shares being purchased in accordance with Article 10 and the executed Award Agreement with respect to such Option.

        5.7.    Termination.    Unless otherwise provided in an Award Agreement, exercise of Options shall be subject to the following:

          (a)   If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise each of such Participant's Options (i) only to the extent that such Options would have been exercisable on the Termination Date and (ii) no later than three months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Administrator, with any exercise beyond three months after the Termination Date deemed to be an exercise of an Non-Qualified Stock Option), but in any event, no later than the original expiration date of such Option;

          (b)   If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three months after a Termination other than for Cause or because of Participant's Disability), then each of such Participant's Options (i) may be exercised only to the extent that such Option would have been exercisable by Participant on the Termination Date and (ii) must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Administrator, with any such exercise beyond (A) three months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability or (B) twelve months after the Termination Date when the Termination is because of Participant's death or Disability, deemed to be an exercise of a Non-Qualified Stock Option), but in any event no later than the original expiration date of such Option;

          (c)   Notwithstanding the provisions in paragraphs 5.7(a) and 5.7(b), if a Participant is terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold an Option shall be entitled to exercise such Option whatsoever, whether or not, after the Termination Date, the Participant may receive payment from the Company or any Parent, Subsidiary or Affiliate of the Company for vacation pay, for services rendered prior to the Termination Date, for services rendered for the day on which Termination occurs, for salary in lieu of notice, for severance or for any other benefits; provided, however, in making such a determination, the Administrator shall give the Participant an opportunity to present to the Administrator evidence on Participant's behalf that the provisions of this paragraph 5.7(c) should not apply and, in the alternative, paragraph 5.7(a) or 5.7(b) shall apply; provided, further, however, that, for the purpose of this paragraph 5.7(c), Termination shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that such Participant is Terminated.

        5.8.    Limitations on Exercise.    The Administrator may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided, that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which the Option is then exercisable.

        5.9.    Limitations on Incentive Stock Options.    The aggregate Fair Market Value (as determined as of the date of grant) of Shares with respect to which an Incentive Stock Option are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company, and any Parent, Subsidiary and Affiliate of the Company) will not exceed $100,000. This $100,000 limitation shall be applied by taking Options into account in the order in which granted. An Incentive Stock Option shall be deemed to be a Non-Qualified Stock Option to the extent that the foregoing $100,000 limitation is exceeded. In the event that the Code or the regulations promulgated thereunder are amended after the effective date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

        5.10.    Modification, Extension or Renewal.    The Administrator may modify, extend or renew any outstanding Option and authorize the grant of one or more new Options in substitution therefor; provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding Incentive Stock Option that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) and other applicable provisions of the Code.

        5.11.    No Disqualification.    Notwithstanding any other provision in the Plan, no term of the Plan relating to an Incentive Stock Option will be interpreted, amended or altered, nor will any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

        5.12.    Prohibition Against Transfer.    No Option may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution or pursuant to a domestic relations order, and a Participant's Option shall be exercisable during such Participant's lifetime only by such Participant or such person receiving such Option pursuant to a domestic relations order.

ARTICLE 6. STOCK APPRECIATION RIGHTS.

        6.1.    Grant of Stock Appreciation Rights.

          (a)   The Administrator may grant Stock Appreciation Rights either alone, or in conjunction with the grant of an Option, Performance Grant or other Award, either at the time of grant or by amendment thereafter. Each Award of Stock Appreciation Rights granted under the Plan shall be evidenced by an instrument in such form as the Administrator shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the Shares issuable upon exercise thereof, as the Administrator shall establish.

          (b)   The Administrator shall determine the number of Shares to be subject to each Award of Stock Appreciation Rights. The number of Shares subject to an outstanding Award of Stock Appreciation Rights may be reduced on a share-for-share or other appropriate basis, as determined by the Administrator, to the extent that Shares under such Award of Stock Appreciation Rights are used to calculate the cash, Shares, or other securities or property of the Company, or other forms of payment, or any combination thereof, received pursuant to exercise of an Option attached to such Award of Stock Appreciation Rights, or to the extent that any other Award granted in conjunction with such Award of Stock Appreciation Rights is paid.

        6.2.    Prohibition Against Transfer.    No Award of Stock Appreciation Rights may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of the descent and distribution or pursuant to a domestic relations order, and Stock Appreciation Rights Awarded to a Participant shall be exercisable during such Participant's lifetime only by such Participant or such person receiving such Option pursuant to a domestic relations order. Unless the Administrator determines otherwise, the Award of Stock Appreciation Rights to a Participant shall not be exercisable for at least six months after the date of grant, unless such Participant is Terminated before the expiration of such six-month period by reason of such Participant's Disability or death.

        6.3.    Exercise.    The Award of Stock Appreciation Rights shall not be exercisable:

          (a)   in the case of any Award of Stock Appreciation Rights that are attached to an Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date such Incentive Stock Option is granted, and, in the case of any other Award of Stock Appreciation Rights, after the expiration of ten years from the date of such Award. Any Award of Stock Appreciation Rights may be exercised during such period only at such time or times and in such installments as the Administrator may establish;

          (b)   unless the Option or other Award to which the Award of Stock Appreciation Rights is attached is at the time exercisable; and

          (c)   unless the Participant exercising the Award of Stock Appreciation Rights has been, at all times during the period beginning with the date of the grant thereof and ending on the date of such exercise, employed by or otherwise performing services for the Company or any Parent, Subsidiary or Affiliate of the Company, except that

            (i)    in the case of any Award of Stock Appreciation Rights (other than those attached to an Incentive Stock Option), if such Participant is Terminated solely by reason of a period of Related Employment, the Participant may, during such period of Related Employment, exercise the Award of Stock Appreciation Rights as if such Participant had not been Terminated;

            (ii)   if such Participant is Terminated by reason of such Participant's Disability or early, normal or deferred retirement under an approved retirement program of the Company or any Parent, Subsidiary or Affiliate of the Company (or such other plan or arrangement as may be approved by the Administrator for this purpose) while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such Participant may, at any time within three years (or such other period determined by the Administrator) after the Termination Date (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any Shares as to which such Participant could have exercised the Award of Stock Appreciation Rights on the Termination Date, or with respect to such greater number of Shares as determined by the Administrator;

            (iii)  if such Participant is Terminated for reasons other than Related Employment, Disability, early, normal or deferred retirement or death while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such person may exercise the Award of Stock Appreciation Rights at any time during the period, if any, which the Administrator approves (but in no event after the Award of Stock Appreciation Rights expires) following such Participant's Termination Date with respect to any Shares as to which such Participant could have exercised the Award of Stock Appreciation Rights on such Participant's Termination Date or as otherwise permitted by the Administrator; or

            (iv)  if any Participant to whom an Award of Stock Appreciation Rights has been granted shall die holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such Participant's executors, administrators, heirs or distributees, as the case may be, may, at any time within one year (or such other period determined by the Administrator) after the date of death (but in no event after the Award of Stock Appreciation

    Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any Shares as to which the decedent Participant could have exercised the Award of Stock Appreciation Rights at the time of such death, or with respect to such greater number of Shares as may be determined by the Administrator.

        6.4.    Exercise.

          (a)   An Award of Stock Appreciation Rights shall entitle the Participant (or any person entitled to act under the provisions of clause (iv) of Paragraph 6.3(c)) to either (i) exercise such Award and receive payment in accordance with such Award or (ii) surrender unexercised the Option (or other Award) to which the Stock Appreciation Rights is attached (or any portion of such Option or other Award) to the Company and to receive from the Company in exchange therefor, without payment to the Company, that number of Shares having an aggregate value equal to the excess of the Fair Market Value of one Share, at the time of such exercise, over the Exercise Price per share, times the number of Shares subject to the Award or the Option (or other Award), or portion thereof, which is so exercised or surrendered, as the case may be. The Administrator shall be entitled to elect to settle the obligation arising out of the exercise of Stock Appreciation Rights by the payment of cash or other securities or property of the Company, or other forms of payment, or any combination thereof, as determined by the Administrator, equal to the aggregate value of the Shares the Company would otherwise be obligated to deliver. Any such election by the Administrator shall be made as soon as practicable after the receipt by the Company of written notice of the exercise of such Stock Appreciation Rights. The value of a Share, other securities or property of the Company, or other forms of payment determined by the Administrator for this purpose shall be the Fair Market Value of a Share on the last business day next preceding the date of the election to exercise such Stock Appreciation Rights, unless the Administrator determines otherwise and is set forth in the Award Agreement with respect to such Stock Appreciation Rights.

          (b)   An Award of Stock Appreciation Rights may provide that such Stock Appreciation Rights shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of such Stock Appreciation Rights or of the related Option (or other Award), or such other date as specified by the Administrator, if at such time such Stock Appreciation Rights has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in Paragraph 6.4(a).

        6.5.    Fractional Shares.    No fractional shares may be delivered under this Article 6, but, in lieu thereof, a cash or other adjustment shall be made as determined by the Administrator.

ARTICLE 7. RESTRICTED STOCK.

        7.1.    Grant.    An Award of Restricted Stock is an offer by the Company to sell to an Eligible Participant Shares that are subject to restrictions. The Administrator will determine to whom an offer will be made, the number of Shares the person may purchase, the Exercise Price to be paid, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the provisions of this Article 7.

        7.2.    Form of Restricted Stock Award.    All purchases under an Award of Restricted Stock will be evidenced by an Award Agreement that will be in such form (which need not be the same for each Award of Restricted Stock or Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Award Agreement evidencing the offer to purchase the Restricted Stock and full payment for the Shares to the Company within 30 days from the date such Award Agreement is tendered to such Eligible Participant. If such Eligible Participant does not execute and deliver such Award Agreement along with full payment for the Shares to the Company within such 30 day period, then such offer will terminate, unless otherwise determined by the Administrator.

        7.3.    Purchase Price.    The Exercise Price of Shares sold pursuant to an Award of Restricted Stock will be determined by the Administrator on the date such Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Exercise Price will be 100% of the per share Fair Market Value on the date such Award is granted of the Shares subject to the Award. Payment of the Exercise Price may be made in accordance with Article 10 of the Plan.

        7.4.    Terms of Restricted Stock Awards.    Each Award of Restricted Stock shall be subject to such restrictions as the Administrator may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Award Agreement. Awards of Restricted Stock may vary from Participant to Participant and between groups of Participants. Prior to the grant of an Award of Restricted Stock, the Administrator shall:

          (a)   determine the nature, length and starting date of any performance period for the Restricted Stock Award;

          (b)   select from among the performance factors to be used to measure performance goals, if any; and

          (c)   determine the number of Shares that may be awarded to the Participant.

Prior to the payment of any Restricted Stock pursuant to an Award, the Administrator shall determine the extent to which such Restricted Stock Award has been earned. Performance periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different performance periods and having different performance goals and other criteria.

        7.5.    Termination During Performance Period.    If a Participant is Terminated during a performance period with respect to any Award of Restricted Stock for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Award Agreement with respect to such Restricted Stock, unless the terms of such Award Agreement provide otherwise or the Administrator determines otherwise.

ARTICLE 8. PERFORMANCE GRANTS.

        8.1.    Award.    The Award of a Performance Grant to a Participant will entitle such Participant to receive a specified amount (the "Performance Grant Actual Value") as determined by the Administrator; provided that the terms and conditions specified in the Plan and in the Award of such Performance Grant are satisfied. Each Award of a Performance Grant shall be subject to the terms and conditions set forth in this Article 8 and such other terms and conditions, including, but not limited to, restrictions upon any cash, Shares, other securities or property of the Company, or other forms of payment, or any combination thereof, issued in respect of the Performance Grant, as the Administrator shall establish, shall be embodied in an Award Agreement in such form and substance as is approved by the Administrator.

        8.2.    Terms.    The Administrator shall determine the value or range of values of a Performance Grant to be awarded to each Participant selected for an Award of a Performance Grant and whether or not such Performance Grant is granted in conjunction with an Award of Options, Stock Appreciation Rights, Restricted Stock or other type of Award, or any combination thereof, under the Plan (which may include, but need not be limited to, deferred Awards) concurrently or subsequently granted to such Participant (the "Associated Award"). As determined by the Administrator, the maximum value of each Performance Grant (the "Maximum Value") shall be:

          (a)   an amount fixed by the Administrator at the time the award is made or amended thereafter;

          (b)   an amount which varies from time to time based in whole or in part on the then current Fair Market Value of a Share, other securities or property of the Company, or other securities or property, or any combination thereof; or

          (c)   an amount that is determinable from criteria specified by the Administrator.

Performance Grants may be issued in different classes or series having different names, terms and conditions. In the case of a Performance Grant awarded in conjunction with an Associated Award, the Performance Grant may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the participant, as determined by the Administrator.

        8.3.    Award Period.    The award period ("Performance Grant Award Period") in respect of any Performance Grant shall be a period determined by the Administrator. At the time each Performance Grant is made, the Administrator shall establish performance objectives to be attained within the Performance Grant Award Period as the means of determining the Performance Grant Actual Value of such Performance Grant. The performance objectives shall be based on such measure or measures of performance, which may include, but need not be limited to, the performance of the Participant, the Company, one or more Subsidiary, Parent or Affiliate of the Company, or one or more of divisions or units thereof, or any combination of the foregoing, as the Administrator shall determine, and may be applied on an absolute basis or be relative to industry or other indices, or any combination thereof. Each Performance Grant Actual Value of a Performance Grant shall be equal to the Performance Grant Maximum Value of such Performance grant only if the performance objectives are attained in full, but the Administrator shall specify the manner in which the Performance Grant Actual Value shall be determined if the performance objectives are met in part. Such performance measures, the Performance Grant Actual Value or the Performance Grant Maximum Value, or any combination thereof, may be adjusted in any manner by the Administrator at any time and from time to time during or as soon as practicable after the Performance Grant Award Period, if it determines that such performance measures, the Performance Grant Actual Value or the Performance Grant Maximum Value, or any combination thereof, are not appropriate under the circumstances.

        8.4.    Termination.    The rights of a Participant in Performance Grants awarded to such Participant shall be provisional and may be canceled or paid in whole or in part, all as determined by the Administrator, if such Participant's continuous employment or performance of services for the Company, any Parent, Subsidiary and Affiliate of the Company shall terminate for any reason prior to the end of the Performance Grant Award Period, except solely by reason of a period of Related Employment.

        8.5.    Determination of Performance Grant Actual Values.    The Committee shall determine whether the conditions of Sections 8.2 or 8.3 have been met and, if so, shall ascertain the Performance Grant Actual Value of Performance Grants. If a Performance Grant has no Performance Grant Actual Value, the Award of such Performance Grant shall be deemed to have been canceled and the Associated Award, if any, may be canceled or permitted to continue in effect in accordance with such Associated Award's terms. If a Performance Grant has a Performance Grant Actual Value and:

          (a)   was not awarded in conjunction with an Associated Award, the Administrator shall cause an amount equal to the Performance Grant Actual Value of such Performance Grant to be paid to the Participant or the Participant's beneficiary as provided below; or

          (b)   was awarded in conjunction with an Associated Award, the Administrator shall determine, in accordance with criteria specified by the Administrator, whether to (i) to cancel such Performance Grant, in which event no amount in respect thereof shall be paid to the Participant or the Participant's beneficiary, and the Associated Award may be permitted to continue in effect in accordance with the Associated Award's terms, (ii) pay the Performance Grant Actual Value to the Participant or the Participant's beneficiary as provided below, in which event such Associated Award may be canceled, or (iii) pay to the Participant or the Participant's beneficiary as provided below, the Performance Grant Actual Value of only a portion of such Performance Grant, in which case a complementary portion of the Associated Award may be permitted to continue in effect in accordance with its terms or be canceled, as determined by the Administrator.

Such determination by the Administrator shall be made as promptly as practicable following the end of the Performance Grant Award Period or upon the earlier termination of employment or performance of services, or at such other time or times as the Administrator shall determine, and shall be made pursuant to criteria specified by the Administrator.

        8.6.    Payment.    Payment of any amount in respect of the Performance Grants which the Administrator determines to pay as provided in this Article 8 shall be made by the Company as promptly as practicable after the end of the Performance Grant Award Period or at such other time or times as the Administrator shall determine, and may be made in cash, Shares, other securities or property of the Company, or other forms of payment, or any combination thereof or in such other manner, as determined by the Administrator. Notwithstanding anything in this Article 8 to the contrary, the Administrator may determine and pay out a Performance Grant Actual Value of a Performance Grant at any time during the Performance Grant Award Period.

ARTICLE 9. STOCK BONUSES.

        9.1.    Awards of Stock Bonuses.    A Stock Bonus is an Award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for services previously rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company, pursuant to an Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, any Parent, Subsidiary or Affiliate of the Company and/or individual performance factors or upon such other criteria as the Administrator may determine.

        9.2.    Terms of Stock Bonuses.    The Administrator will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals set forth in an Award Agreement, then the Administrator will:

          (a)   determine the nature, length and starting date of any performance period for each Stock Bonus;

          (b)   select from among the performance factors to be used to measure the performance, if any; and

          (c)   determine the number of Shares that may be awarded to the Participant.

Prior to the payment of any Stock Bonus, the Administrator shall determine the extent to which such Stock Bonuses have been earned. Performance periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different performance periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Administrator. The Administrator may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Administrator deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

        9.3.    Form of Payment.    The earned portion of a Stock Bonus shall be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Administrator may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Administrator will determine.

ARTICLE 10. PAYMENT FOR SHARE PURCHASES.

        10.1.    Payment.    Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Administrator and where permitted by law:

          (a)   by cancellation of indebtedness of the Company to the Participant;

          (b)   by surrender of shares of Common Stock that either (i) have been owned by the Participant for more than six months and have been paid for within the meaning of Rule 144 promulgated under the Securities Act (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) were obtained by Participant in the public market;

          (c)   by tender of a full recourse promissory note having such terms as may be approved by the Administrator and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is secured by collateral other than the Shares satisfactory to the Administrator;

          (d)   by waiver of compensation due or accrued to the Participant for services rendered;

          (e)   with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists, (i) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the NASD whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby such broker-dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company, or (ii) through a "margin" commitment from the Participant and such broker-dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to such broker-dealer in a margin account as security for a loan from such broker-dealer in the amount of the Exercise Price, and whereby such broker-dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

          (f)    by any combination of the foregoing.

        10.2.    Loan Guarantees.    The Company, in its sole discretion, may assist a Participant in paying for Shares purchased under the Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

ARTICLE 11. DEFERRAL OF COMPENSATION.

        11.1.    Deferral of Compensation.    The Administrator shall determine whether or not an Award to a Participant shall be made in conjunction with deferral of such Participant's salary, bonus or other compensation, or any combination thereof, and whether or not such deferred amounts may be:

          (a)   forfeited to the Company or to other Participants, or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of Termination of employment or performance of services for the Company, or any Parent, Subsidiary or Affiliate of the Company);

          (b)   subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures; and/or

          (c)   credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of such Award, if any.

ARTICLE 12. DEFERRED PAYMENT OF AWARDS.

        12.1.    Deferred Payment of Awards.    The Administrator may specify that the payment of all or any portion of cash, Shares, other securities or property of the Company, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Administrator shall determine. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Shares, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return, or any combination thereof) as may accrue thereon until the date or dates of payment, such investment equivalents and such additional amounts of income equivalents to be determined by the Administrator.

ARTICLE 13. AMENDMENT OR SUBSTITUTION OF AWARDS UNDER THE PLAN.

        13.1.    Amendment or Substitution of Awards Under the Plan.    The terms of any outstanding Award under the Plan may be amended from time to time by the Administrator in any manner that the Administrator deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder, or reduction of the Exercise Price of an Award); provided, however, that no such amendment shall adversely affect in a material manner any right of a Participant under such Award without the Participant's written consent. The Administrator may permit or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan.

ARTICLE 14. DESIGNATION OF BENEFICIARY BY PARTICIPANT.

        14.1.    Designation of Beneficiary by Participant.    A Participant may designate one or more beneficiaries to receive any rights and payments to which such Participant may be entitled in respect of any Award in the event of such Participant's death. Such designation shall be on a written form acceptable to and filed with the Administrator. The Administrator shall have the right to review and approve beneficiary designations. A Participant may change the Participant's beneficiary(ies) from time to time in the same manner as the original designation, unless such Participant has made an irrevocable designation. Any designation of beneficiary under the Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Administrator. If no designated beneficiary survives the Participant and is living on the date on which any right or amount becomes payable to such Participant's beneficiary(ies), such payment will be made to the legal representatives of the Participant's estate, and the term "beneficiary" as used in the Plan shall be deemed to include such person or persons. If there is any question as to the legal right of any beneficiary to receive a distribution under the Plan, the Administrator may determine that the amount in question be paid to the legal representatives of the estate of the Participant, in which event the Company, the Administrator, the Board and the Committee and the members thereof will have no further liability to any person or entity with respect to such amount.

ARTICLE 15. CHANGE IN CONTROL.

        15.1.    Effect of a Change in Control.    An Award Agreement may provide that, upon a Change in Control, all or any portion of the Award shall automatically become immediately vested and exercisable, that restrictions relating to the Award shall lapse or that the Award shall become immediately payable.

        15.2.    Change of Control.    For this purpose, a Change in Control shall be deemed to occur when and only when any of the following events first occurs:

          (a)   any person who is not currently a stockholder of the Company (or does not currently have the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants, options or otherwise, securities of the Company) becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities;

          (b)   members of the Incumbent Board cease to constitute a majority of the Board without the approval of the remaining members of the Incumbent Board; or

          (c)   any merger (other than a merger where the Company is the survivor and there is no accompanying Change in Control under clauses (a) or (b) of this Section 15.2), consolidation, liquidation or dissolution of the Company, or the sale of all or substantially all of the assets of the Company.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to clause (a) of this Section 15.2 solely because 50% or more of the combined voting power of the Company's outstanding securities is acquired by one or more employee benefit plans maintained by the Company or by any other employer, the majority interest in which is held, directly or indirectly, by the Company. For purposes of this Article 15, the terms "person" and "beneficial owner" shall have the meaning set forth in Sections 3(a) and 13(d) of the Exchange Act, and in the regulations promulgated thereunder.

ARTICLE 16. PLAN AMENDMENT OR SUSPENSION.

        16.1.    Plan Amendment or Suspension.    The Plan may be amended or suspended in whole or in part at any time and from time to time by the Board, but no amendment shall be effective unless and until the same is approved by stockholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Sections 162 and 422 of the Code, Rule 16b-3 and/or with any other applicable law, rule or regulation. No amendment of the Plan shall adversely affect in a material manner any right of any Participant with respect to any Award theretofore granted without such Participant's written consent.

ARTICLE 17. PLAN TERMINATION.

        17.1.    Method of Plan Termination.    The Plan shall terminate upon the earlier of the following dates or events to occur:

          (a)   upon the adoption of a resolution of the Board terminating the Plan; or

          (b)   February 5, 2014.

        17.2.    Effect of Termination on Outstanding Awards.    No termination of the Plan shall materially alter or impair any of the rights or obligations of any person, without such person's consent, under any Award theretofore granted under the Plan, except that subsequent to termination of the Plan, the Administrator may make amendments permitted under Article 13.

ARTICLE 18. STOCKHOLDER APPROVAL.

        18.1.    Stockholder Approval.    The Plan shall be submitted to the stockholders of the Company for their approval at a meeting of the stockholders of the Company to be duly held on or before February 6, 2005.

        18.2.    Effectiveness of Plan Prior to Stockholder Approval.    The Plan shall not be effective and no Award shall be made hereunder unless and until the Plan has been approved by the stockholders of the Company as provided in Section 18.1. The stockholders shall be deemed to have approved and adopted the Plan only if it is approved at a duly held meeting of the stockholders by vote taken in the manner required by the laws of the State of Delaware and the applicable federal securities laws.

ARTICLE 19. TRANSFERABILITY.

        19.1.    Transferability.    Except as may be approved by the Administrator where such approval shall not adversely affect compliance of the Plan with Sections 162 and 422 of the Code and/or Rule 16b-3, a Participant's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a Participant's death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, except as may be approved by the Administrator, that any Option or similar right (including, but not limited to, a Stock Appreciation Right) offered pursuant to the Plan shall not be transferable other than by will or the laws of descent or pursuant to a domestic relations order and shall be exercisable during the Participant's lifetime only by such Participant or such person receiving such Option or similar right pursuant to a domestic relations order.

ARTICLE 20. PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

        20.1.    Voting and Dividends.    No Participant will have any of the rights of a stockholder with respect to any Shares subject to or issued pursuant to the Plan until such Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, however, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, however, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Restricted Stock that is repurchased at the Participant's Exercise Price in accordance with an Award Agreement with respect to such Restricted Stock.

        20.2.    Financial Statements.    The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under the Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, that the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

        20.3.    Restrictions on Shares.    At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Shares issued pursuant to such Award Agreement and held by a Participant following such Participant's Termination at any time within 90 days after the later of Participant's Termination Date or the date Participant purchases Shares under the Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or such other price as the Administrator may determine at the time of the grant of the Award.

ARTICLE 21. CERTIFICATES.

        21.1.    Certificates.    All Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements promulgated under such laws or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and each stock certificate evidencing such Shares and other certificates shall be appropriately legended.

ARTICLE 22. DEPOSIT OF SHARES; ESCROW.

        22.1.    Deposit of Shares; Escrow.    To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all stock certificates evidencing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under the Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Administrator may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Administrator may from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

ARTICLE 23. EXCHANGE AND BUYOUT OF AWARDS.

        23.1.    Exchange.    The Administrator may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards.

        23.2.    Buyout of Awards.    The Administrator may, at any time or from time to time, authorize the Company to buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Administrator and the Participant may agree.

ARTICLE 24. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

        24.1.    Compliance with Applicable Laws.    An Award will not be effective unless such Award is made in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the

Company will have no obligation to issue or deliver stock certificates for Shares under this Plan prior to:

          (a)   obtaining any approvals from governmental agencies that the Administrator determines are necessary or advisable; and/or

          (b)   completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Administrator determines to be necessary or advisable.

        24.2.    No Obligation to Register Shares or Awards.    The Company will be under no obligation to register the Shares under the Securities Act or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

ARTICLE 25. NO RIGHT TO EMPLOYMENT OR CONTINUATION OF RELATIONSHIP.

        25.1.    No Right to Employment or Continuation of Relationship.    Nothing in this Plan or any Award granted under the Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

ARTICLE 26. NON-EXCLUSIVITY OF THE PLAN.

        26.1.    Non-Exclusivity of the Plan.    Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board or the Committee to adopt such additional compensation arrangements as the Board may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

ARTICLE 27. MISCELLANEOUS PROVISIONS.

        27.1.    No Rights Unless Specifically Granted.    No Eligible Participant, employee or other person shall have any claim or right to be granted an Award under the Plan under any contract, agreement or otherwise. Determinations made by the Administrator under the Plan need not be uniform and may be made selectively among Eligible Participants under the Plan, whether or not such Eligible Participants are similarly situated.

        27.2.    No Rights Until Written Evidence Delivered.    No Participant or other person shall have any right with respect to the Plan, the Shares reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award, in the form of an Award Agreement, shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through such recipient) have been met.

        27.3.    Compliance with Applicable Law.    No Shares, other Company securities or property, other securities or property, or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

        27.4.    Compliance with Rule 16b-3.    It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3.

        27.5.    Right to Withhold Payments.    The Company and any Parent, Subsidiary and Affiliate of the Company shall have the right to deduct from any payment made under the Plan, any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the Participant (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in the Plan to the contrary, the Administrator may permit a Participant (or any beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Administrator shall deem to be appropriate, including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a fair market value equal to the amount of such taxes.

        27.6.    Expenses of Administration.    The expenses of the Plan shall be borne by the Company. However, if an Award is made to an individual employed by or performing services for a Parent, Subsidiary or Affiliate of the Company:

          (a)   if such Award results in payment of cash to the Participant, such Parent, Subsidiary or Affiliate shall pay to the Company an amount equal to such cash payment unless the Administrator shall otherwise determine;

          (b)   if the Award results in the issuance by the Company to the Participant of Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, such Parent, Subsidiary or Affiliate of the Company shall, unless the Administrator shall otherwise determine, pay to the Company an amount equal to the fair market value thereof, as determined by the Administrator, on the date such Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, are issued (or, in the case of the issuance of Restricted Stock or of Shares, other securities or property of the Company, or other securities or property, or other forms of payment subject to transfer and forfeiture conditions, equal to the fair market value thereof on the date on which they are no longer subject to such applicable restrictions), minus the amount, if any, received by the Company in respect of the purchase of such Shares, other securities or property of the Company, other securities or property or other forms of payment, or any combination thereof, all as the Administrator shall determine; and

          (c)   the foregoing obligations of any such Parent, Subsidiary or Affiliate of the Company shall survive and remain in effect and binding on such entity even if its status as a Parent, Subsidiary or Affiliate of the Company should subsequently cease, except as otherwise agreed by the Company and such Parent, Subsidiary or Affiliate.

        27.7.    Unfunded Plan.    The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and rights to the payment of Awards shall be no greater than the rights of the Company's general creditors.

        27.8.    Acceptance of Award Deemed Consent.    By accepting any Award or other benefit under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated such Participant's (or other person's) acceptance and ratification of, and consent to, any action taken by the Company, Administrator, Board or Committee or their respective delegates under the Plan.

        27.9.    Fair Market Value Determined By the Administrator.    Fair market value in relation to other securities or property of the Company, other securities or property or other forms of payment of Awards under the Plan, or any combination thereof, as of any specific time, shall mean such value as determined by the Administrator in accordance with the Plan and applicable law.

        27.10.    Use of Terms.    For the purposes of the Plan, in the use of any term, the singular includes the plural and the plural includes the singular wherever appropriate.

        27.11.    Filing of Reports.    The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards hereunder or any Shares issued pursuant hereto as may be required by Section 13 or 15(d) of the Exchange Act (or any successor provision) or any other applicable statute, rule or regulation.

        27.12.    Validity; Construction; Interpretation.    The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and Award Agreements and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of New York.

MICROS-TO-MAINFRAMES, INC.
This proxy is being solicited on behalf of the Board of Directors of the Corporation.
The board recommends a vote FOR each of the matters set forth on this proxy card.

        The undersigned hereby appoints Howard A. Pavony and Steven H. Rothman, or either of them, attorneys and proxies with full power of substitution in each of them, in the name and stead of the undersigned, to vote as proxy all the shares of the undersigned in Micros-to-Mainframes, Inc., a New York corporation (the "Corporation"), at the Special Meeting of Shareholders of the Corporation, scheduled to be held on                            , 2004, and any adjournments or postponements thereof (the "Special Meeting"), as follows:

1.
To approve the Pequot transaction, as described in the Proxy Statement of the Corporation, dated                        , 2004 (the "Proxy Statement"):

☐ FOR	☐ AGAINST	☐ ABSTAIN
2.
To approve amendments to the Certificate of Incorporation of the Corporation, with respect to the Corporation's authorized capitalization, as described in the Proxy Statement:

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.
To approve amendments to the Certificate of Incorporation of the Corporation with respect to corporate governance as described in the Proxy Statement:

☐ FOR	☐ AGAINST	☐ ABSTAIN
4.
To approve the adoption of the 2004 Equity Incentive Plan of the Corporation, as described in the Proxy Statement:

☐ FOR	☐ AGAINST	☐ ABSTAIN
5.
Upon such other business as may properly come before the Special Meeting or any adjournment thereof.

☐ GRANT AUTHORITY	☐ WITHHOLD AUTHORITY

(Continued on reverse side)

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY THE PROXIES, OR EITHER OF THEM, AS SPECIFIED AND, UNLESS AUTHORITY IS WITHHELD, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE PEQUOT TRANSACTION, THE AMENDMENTS TO THE CORPORATION'S CERTIFICATE OF INCORPORATION AND ADOPTION OF THE 2004 EQUITY INCENTIVE PLAN, AS SET FORTH ON THE REVERSE HEREOF. RECEIPT OF THE CORPORATION'S PROXY STATEMENT, DATED                             , 2004, IS HEREBY ACKNOWLEDGED.

Dated:	, 2004
[L.S.]
[L.S.]
(Note: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc. should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.)
PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE

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MICROS-TO-MAINFRAMES, INC. 614 Corporate Way Valley Cottage, New York 10989
MICROS-TO-MAINFRAMES, INC. 614 Corporate Way Valley Cottage, New York 10989
Notice of Special Meeting
MICROS-TO-MAINFRAMES, INC. 614 Corporate Way Valley Cottage, New York 10989 PROXY STATEMENT TABLE OF CONTENTS
INTRODUCTORY COMMENT
SUMMARY
FORWARD-LOOKING STATEMENTS
GENERAL INFORMATION
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
PROPOSAL NUMBER 1 APPROVAL OF THE PEQUOT TRANSACTION
Inputs to Black-Scholes Option Valuation Model for Warrants
Inputs to Black-Scholes Option Valuation Model for Future Purchase Rights
Inputs to Black-Scholes Option Valuation Model For Warrants
Comparable Company Analysis
Discounted Cash Flow Analysis ($ in millions)
Comparison of Investment Terms
Micros-To-Mainframes, Inc. and Subsidiaries Pro Forma Consolidated Balance Sheet December 31, 2003 (Unaudited) (In Thousands)
Micros-To-Mainframes, Inc. and Subsidiaries Notes to Pro Forma Consolidated Balance Sheet December 31, 2003 (Unaudited)
Micros-To-Mainframes, Inc. and Subsidiaries Pro Forma Consolidated Statement of Operations Year Ended March 31, 2003 (In thousands, except per share data)
Micros-To-Mainframes, Inc. and Subsidiaries Notes to Pro Forma Consolidated Statement of Operations Year Ended March 31, 2003 (Unaudited)
Micros-To-Mainframes, Inc. and Subsidiaries Pro Forma Consolidated Statement of Operations Nine Months Ended December 31, 2003 (Unaudited) (In thousands, except per share data)
Micros-To-Mainframes, Inc. and Subsidiaries Notes to Pro Forma Consolidated Statement of Operations Nine Months Ended December 31, 2003 (Unaudited)
Summary Compensation Table
Equity Compensation Plan Information
Our board of directors recommends that you vote "FOR" the approval of the Pequot transaction as described in this Proposal Number 1
PROPOSAL NUMBER 2 ADOPTION OF AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION
PROPOSAL NUMBER 3 ADOPTION OF AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION CONCERNING CORPORATE GOVERNANCE
PROPOSAL NUMBER 4 APPROVAL OF OUR 2004 EQUITY INCENTIVE PLAN
OTHER MATTERS
EXPENSES OF SOLICITATION
SHAREHOLDER PROPOSALS
MATERIALS INCORPORATED BY REFERENCE
INDEPENDENT ACCOUNTANTS
MICROS-TO-MAINFRAMES, INC. PURCHASE AGREEMENT
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
Schedule I Schedule of Purchasers
AMENDED AND RESTATED BYLAWS OF MTM TECHNOLOGIES, INC. (As Adopted on , 2004)
TABLE OF CONTENTS
MTM TECHNOLOGIES, INC. SHAREHOLDERS' AGREEMENT
MTM TECHNOLOGIES, INC. REGISTRATION RIGHTS AGREEMENT
Preliminary Statement
Terms and Conditions
SCHEDULE I Pequot Stockholders
Exhibit A , 2004
Exhibit B RABBI TRUST
Exhibit C RELEASE OF CLAIMS AND COVENANT NOT TO SUE
Exhibit D RELEASE AGREEMENT
MTM TECHNOLOGIES, INC. EMPLOYMENT AGREEMENT
Exhibit A
Exhibit B RABBI TRUST
Exhibit C RELEASE OF CLAIMS AND COVENANT NOT TO SUE
Exhibit D RELEASE AGREEMENT
Recitals
Agreement
Exhibit A RELEASE OF CLAIMS AND COVENANT NOT TO SUE
Exhibit B RELEASE AGREEMENT
Recitals
Agreement
WARRANT TO PURCHASE COMMON STOCK OF MTM TECHNOLOGIES, INC. Dated , 2004
THE EXERCISE OF THIS WARRANT IS SUBJECT TO THE APPLICABLE PROVISIONS OF THE HART-SCOTT-RODINO ANTITRUST IMPROVEMENTS ACT OF 1976, AS AMENDED EXHIBIT A-1 NOTICE OF EXERCISE
EXHIBIT A-2 NET ISSUE NOTICE OF EXERCISE
EXHIBIT B ASSIGNMENT FORM (To be signed only upon transfer of Warrant)
Micros-to-Mainframes, Inc. 2004 Equity Incentive Plan